UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                         Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                         Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

Contents

•	President’s Letter

1	Management Discussion & Analysis

8	Portfolio Highlights & Investments

114	Statements of Assets & Liabilities

118	Statements of Operations

122	Statements of Changes in Net Assets

128	Notes to Financial Statements

149	Financial Highlights

163	Report of Independent Registered Public Accounting Firm

164	Fund Expenses

166	Approval of Investment Advisory Agreement

173	Trustees & Officers

Annual Report

President's Letter

Dear Shareholders,

December 2020 marks the end of a long and tumultuous year. In March, the global economy effectively shutdown as a novel coronavirus spread widely enough to be classified as a pandemic. Travel and movement shuttered overnight, sending markets into a freefall. Nine months later, we are learning to live with what may be a new normal.

Despite the monumental challenges this year presented, Payden & Rygel, the Payden Mutual Fund advisor, adapted to a new work environment and demonstrated its expertise in managing and safeguarding funds during volatile periods. The supportive, team-oriented culture and leadership at Payden & Rygel remain unchanged. Such attributes have proven to be crucial to the stability and protection of client investments.

Even with a precipitous decline in March, financial markets have performed well in 2020, due in part to the rapid response of global central banks and record fiscal stimulus. The prospect of divided U.S. government and additional stimulus plus continued low interest rates and positive developments on the vaccine front also propelled financial market recovery.

The Payden Mutual Fund complex also fared well continuing to offer a wide array of global strategies with an emphasis on fixed-income securities. Over the past five years, the complex has grown in assets by approximately 50%, to $10 billion. The range of strategies offered reflects the growth and composition of the global financial markets.

While the coming winter months are likely to be challenging, we remain positive for the year ahead. Even before the positive vaccine news, the global economy recovered much more rapidly than anyone anticipated. In the US, the labor market has already retraced more than half the jobs lost at the height of the shutdowns, and GDP sits just 3.5% below pre-Covid-19 levels. With health experts estimating that there will be enough doses of vaccine to disseminate widely by May, we expect a services-led economic recovery in 2021.

As always, and especially in these unprecedented times, I wish the very best for you and your family this holiday season and for health and prosperity in 2021.

Warm regards,

Joan A. Payden
President & CEO

Management Discussion & Analysis

Short Duration Bond Strategies

During the fiscal year ended October 31, 2020, the Federal Reserve Board deployed swift and unprecedented stimulus measures to ease financial conditions and support financial markets in the wake of the Covid-19 pandemic. Included in these measures was reducing the target range for the federal funds rate to between 0.00%-0.25%. They did so through two separate rate cuts totaling 1.50%. Short dated U.S. Treasury yields moved in sympathy, reaching all-time lows, with the 2-year and 3-year yields ending the fiscal year period at 0.15% and 0.20%, respectively. Although we have seen a rebound in economic activity following the dramatic March 2020 declines, uncertainty around the duration and impact of the Covid-19 pandemic should limit increases of overall interest rate levels. Credit premiums across all fixed income sectors spiked in March. But, they have since recovered as the Federal Reserve expanded its balance sheet and implemented numerous other purchase facilities to support markets.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the fiscal year ended October 31, 2020, the Fund returned 0.57%, compared to a return of 0.42% for the Lipper Government Money Market Average. Money market rates decreased as the Federal Reserve Board decreased its target range, although LIBOR and front-end rates still offer attractive yields. Rates positioning contributed the most to outperformance over the year.

The Payden Limited Maturity Fund (PYLMX) returned 1.75% for the fiscal year ended October 31, 2020, compared to a return of 0.92% for its benchmark, the ICE BofA US 3-Month Treasury Bill Index. Rates positioning and income from allocations to corporate securities and securitized products were the largest contributors to outperformance. The Fund made use of futures and forward currency contracts for hedging purposes. The use of these derivatives impacted performance by 0.00%.

The Payden Low Duration Fund (PYSBX) returned 3.00% for the fiscal year ended October 31, 2020, compared to a return of 3.19% for its benchmark, the ICE BofA 1-3 Year US Treasury Index. The Fund’s allocation to asset-backed and single-A rated corporate securities contributed positively to relative performance, while the allocation to triple-B rated corporate securities and mortgage-backed securities detracted from relative performance versus the benchmark. The Fund invests in futures, swaps and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by 0.00%.

The Payden Global Low Duration Fund (PYGSX) returned 2.63% for the fiscal year ended October 31, 2020, compared to a return of 3.39% for its benchmark, the ICE BofA 1-3 Year US Corporate & Government Index. The Fund’s allocation to asset-backed and single-A rated corporate securities contributed positively to relative performance, while the allocation to triple-B rated corporates and mortgage-backed securities detracted relative performance versus the benchmark. The Fund invests in futures, swaps, options and forward currency contracts for hedging investment purposes. The use of these derivatives impacted performance by 0.00%.

Intermediate Duration Strategies

The Payden U.S. Government Fund (PYUSX) returned 4.26% for the fiscal year ended October 31, 2020, compared to its benchmark, the ICE BofA 1-5 Year US Treasury Index, which returned 4.14%. Over the past year, the Covid-19 global pandemic forced the U.S. to shut down the economy during the Fund’s second fiscal quarter to stem the spread of the virus. The third and fourth fiscal quarters witnessed sharp rebounds in activity, but economic activity is still significantly lower compared to pre-pandemic levels. The Federal Reserve Board responded resolutely, first moving interest rates to zero from 1.75% over a two-week period in March, then purchasing large volumes of US Treasury and agency mortgage backed securities and finally instituting a number of liquidity programs to support various sectors of the fixed income marketplace. The Fund, which invests predominantly in short average life agency mortgage backed securities (MBS), modestly outperformed its index over the year. The Fund was positioned in agency mortgage pools with low coupon mortgage loans and agency commercial mortgage backed securities, both of which have low prepayment risk and perform well in low interest rate periods. The Fund is positioned for the current low rate environment to remain in place for the foreseeable future and will remain invested in agency MBS due to their additional yield above US Treasury securities.

The Fund made limited use of interest rate derivative over the course of the fiscal year. Typically, the Fund will use US Treasury futures to manage interest rate volatility. The market impact of derivatives was negligible over the past fiscal year.

The Payden GNMA Fund (PYGNX) returned 3.52%, for the fiscal year ended October 31, 2020, while its benchmark, the ICE BofA US GNMA Mortgage Backed Securities Index, returned 3.54%. Over the past year, the Covid-19 global pandemic forced the U.S. to shut down the economy during the Fund’s second fiscal quarter to stem the spread of the virus. The third and fourth fiscal quarters witnessed sharp rebounds in activity, but economic activity is still significantly lower when compared to pre-pandemic levels. The Federal Reserve Board responded resolutely, first moving interest rates to zero from 1.75% over a two-week period in March, then

Annual Report   1

Management Discussion & Analysis continued

purchasing large volumes of US Treasury and agency mortgage backed securities and finally instituting a number of liquidity programs to support various sectors of the fixed income marketplace. The Fund slightly underperformed its benchmark due to faster prepayment speeds on semi seasoned mortgage pools that responded with faster than expected prepayment due to the drop-in mortgage rates. The Fund is currently positioned for faster prepayments by overweighting lower coupon mortgage pools that have less sensitivity to prepayments and purchasing mortgage pools that will likely receive purchase demand from the Federal Reserve Board’s asset purchase program.

We expect the Federal Reserve Board to keep rates unchanged for the foreseeable future. However, we do expect a modest steepening of the yield curve as longer maturity rates respond to the potential for higher inflation. Support for GNMA securities remains robust, primarily from domestic banking institutions that have a surplus of deposits as consumers save more in response to the global pandemic.

The Fund anticipates using certain US Treasury securities and Euro dollar futures contracts to manage interest rate, yield curve and volatility exposure. The Fund’s usage of derivative contracts was negligible over the past year.

The Payden Core Bond Fund, Investor Class (PYCBX) returned 4.76% for the fiscal year ended October 31, 2020, compared to a 6.19% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned 4.52% and its SI Class (PYCSX) returned 4.88% for the same period.

This fiscal year was marked by the historic Covid-19 experience which led to significant market reactions and quickly changing dynamics. Government initiatives, like what was done in the global financial crisis of 2008, helped to calm markets over the ensuing months. Over the fiscal year, we have experienced some specific key themes. First, US government yields have fallen due to the Federal Reserve Board’s initiative to lower borrowing costs. The overnight Federal Funds rates fell to zero, and longer-term maturities declined in concert with little concern about future potential inflation. Credit markets reacted quite negatively at first, but even they have stabilized in part due to the Federal Reserve Board’s purchase programs of credit and mortgage related securities. The Fund lagged the return of the benchmark over the fiscal year due to our higher allocations in a couple of sectors. The hardest hit sector was the securitized sector, which includes a variety of asset backed bonds and other consumer related debt securities. These bonds were the hardest hit the first month of the crisis, and while they have largely rebounded, they are not all the way back to pre-crisis levels. Despite the underperformance, we were successful at limiting further downside by staying the course in our positions and not having any forced selling due to fund flows. The Fund ended the fiscal year comfortable in its sector positioning and ready to continue adding value in the periods ahead. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. The net performance impact of all derivative use was -0.16% for the fiscal year.

The Payden Corporate Bond Fund (PYACX) generated a net return of 5.65% for the fiscal year ended October 31, 2020, compared to a return of 7.05% for its benchmark, the Bloomberg Barclays U.S. Corporate Bond Index. The Fund’s biggest detractor from performance was its overweight to the Financials sector, specifically within the REIT and Insurance sub-sectors, which underperformed during the height of the pandemic. In addition, the Fund’s underweight to the Consumer Non-Cyclicals and Technology sectors that contain many higher quality credits that outperformed during the sell-off also detracted from performance. However, the Fund did hold onto its exposure to many of its higher beta positions, which then put in a strong recovery into year-end. The Fund increased its exposure throughout the year to the Automobile sector, which contributed positively to performance as these manufacturers recovered from the pandemic at a faster than expected clip, and they also benefited from implicit sovereign support. The Fund used U.S. Treasury futures as a means of hedging, as well as for active duration management. The Fund also used credit SWAP derivatives, specifically IG and HY CDX, which were used primarily to hedge underlying credit exposure or at times as a way to add credit exposure while investing inflows or while maintaining a cash buffer for liquidity purposes. While the use of CDX detracted from performance by -0.33% over the fiscal year, this was largely offset by gains in the underlying positions that it was hedging against.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned 3.74% for the fiscal year ended October 31, 2020, compared to a 6.19% return for its benchmark, the Bloomberg Barclays US Aggregate Bond Index. The Fund’s SI Class (PYSIX) returned 3.90% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. In addition, the Fund has been managed with a duration profile that is shorter in nature than the benchmark as a way to protect principal in the event of rising interest rates.

2   Payden Mutual Funds

This fiscal year was marked by the historic Covid-19 experience, which led to significant market reactions and quickly changing dynamics. Government initiatives, like what was done in the global financial crisis of 2008, helped to calm markets over the ensuing months. Over the fiscal year, we have experienced some specific key themes. First, US government yields have fallen due to the Federal Reserve Board’s initiative to lower borrowing costs. The overnight Federal Funds rate fell to zero, and longer-term maturities declined in concert with little concern about future potential inflation. Credit markets reacted quite negatively at first, but even they have stabilized in part due to the Federal Reserve Board’s purchase programs of credit and mortgage related securities. The Fund lagged the return of the benchmark over the fiscal year due to the Fund’s higher allocations in a couple of sectors and also due to its much shorter duration position, which meant that the Fund did not have the same price rally in light of lower interest rates. The hardest hit was the securitized sector which includes a variety of asset backed bonds and other consumer related debt securities. These bonds were the hardest hit the first month of the crisis and they have largely rebounded, but not all the way back to pre-crisis levels. Despite the underperformance, we were successful at limiting further downside by staying the course in our positions and not having any forced selling due to fund flows. Thus, we end the fiscal year comfortable in the Fund’s sector positioning and ready to continue adding value in the periods ahead. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. The net performance impact of all derivative use was -0.11% for the fiscal year.

For the fiscal year ended October 31, 2020, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 1.23%. This is compared to a return of 0.47% for the Bloomberg Barclays US Treasury Bills 1-Month Index and a return of 0.93% for the ICE BofA Dollar 1-Month Deposit offered Rate Constant Maturity Index, which are the Fund’s benchmarks. The Fund’s SI Class (PYAIX) returned 1.45%. A positive tone for markets to start the fiscal year quickly changed in March as Covid-19 reared its ugly head and slowed economic activity. Global markets saw the highest level of volatility since the 2008 Global Financial Crisis. What began as a sell-off in lower quality credit turned into a liquidity crunch, with higher quality assets being sold at depressed levels in order to raise capital. This created a unique buying opportunity for the Fund to purchase higher quality, stable assets at very opportunistic levels. Almost as quickly as it started, market sentiment rebounded strongly in subsequent months driven by an unprecedented and coordinated monetary and fiscal response from central banks and governments globally. Nearly all core income sectors have recovered from the pandemic-related drawdown. The strategy prefers securitized assets relative to corporate credit, particularly given the resilience in US housing, a low interest rate backdrop, and diversification of collateral. Primary market issuance offered attractive concessions and global rates simultaneously dropped as central banks eased, leading to positive tactical credit and rates performance. The Fund generated modest positive performance from tail risk hedges. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as for efficient investment purposes, which detracted 0.01% from performance for the fiscal year.

Loan Strategy

The leveraged loan market finished the fiscal year ended October 31, 2020 with a return of -2.92% per the Credit Suisse Institutional Leveraged Loan BB Index. The loss was primarily due to the March return of -9.98%, which was the index’s worst monthly return since 2008. For the year ended October 31, 2020, the Payden Floating Rate Fund, Investor Class (PYFRX) returned -0.41%, and the Fund’s SI Class (PYFIX) also returned -0.41%. The Fund’s benchmark, the Credit Suisse Leveraged Institutional Loan BB Index, returned -2.92% for the same period. A top performer for the review period was a loan issued by the auto parts distributor, Dealer Tire. The loan was purchased at a discount during the market dislocation in the spring and has recovered to par since. The primary detractor to performance were positions in credit risk transfer securities that are backed by mortgages underwritten and pooled by Fannie Mae and Freddie Mac. The bonds have recovered some of their losses since March, but they lagged the overall loan market during the fiscal year. We see value in these securities on a risk-adjusted basis and continue to hold them. The Fund occasionally uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market.

Annual Report   3

Management Discussion & Analysis continued

High Yield Strategy

High-yield bonds returned 3.34% during the fiscal year ended October 31, 2020, as measured by the ICE BofA BB-B US Cash Pay High Yield Constrained Index. The fiscal year was marked by extraordinary volatility, as the Covid-19 pandemic initially induced an economic recession, but then largely rallied following intervention by central banks and strong fiscal stimulus that boosted economic growth. Sector performance ranged from -7.27% for Energy to 8.06% for Telecommunications. BB-rated bonds returned 4.69%, B-rated bonds returned 0.77%, and CCC-rated bonds returned -2.92%.

The Payden High Income (PYHRX) returned 4.23% for the fiscal year ended October 31, 2020. The Fund’s benchmark, the ICE BofA BB-B US Cash Pay High Yield Constrained Index, returned 3.34% for the same period. Security selection in the Energy sector was the biggest contributor to relative outperformance as the portfolio’s bonds outperformed the benchmark’s energy bonds by 9.68%. Positioning in the Insurance sector was also beneficial thanks in part to security selection in the life insurance subsector. Positions in credit risk transfer securities detracted as mortgage forbearance increased following the March shutdowns. Positioning in the Banking sector also detracted due to exposure to consumer finance company, CIT, that underperformed during the period. The Fund uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to hedge foreign exchange exposure. Losses associated with forward euro contracts of -0.05% were offset by currency-driven outperformance by euro-denominated bonds.

Municipal Strategy

For the fiscal year ended October 31, 2020, the Payden California Municipal Social Impact Fund (PYCRX) returned 3.90%. The Fund’s benchmarks, the Bloomberg Barclays California Intermediate Municipal Index and the Bloomberg Barclays 7-Year Municipal Bond Index, returned 4.11% and 4.17%, respectively, for the same period. The Fund’s underperformance relative to its benchmarks was due primarily to its allocations across the yield curve. While the Fund was positioned neutral to headline duration for most of the year, its under-allocation to intermediate maturities and over-allocation to long maturities was a detracting factor as short and intermediate-dated interest rates fell more than long-dated interest rates. The Fund invests in futures contracts for hedging and investment purposes. The use of interest rate futures impacted performance by -0.01%.

Municipal mutual funds continued to see significant inflows in late calendar-year 2019 until an abrupt reversal in March and April 2020 on Covid-19 concerns, when almost $50 billion was pulled from mutual funds. Since then, fund flows have recovered and are now positive year-to-date. This strong demand in late 2020 has created a tailwind for municipal performance.

Looking ahead, we expect to see continued strong demand for municipals. Municipal valuations, as measured by the ratio of municipal-to-U.S. Treasury yields, are at attractive levels relative to historical medians. As a result, the Fund has selectively reduced its allocation to California taxable municipal securities and increased its allocation to fully tax-exempt municipal securities. While the Fund maintains its higher quality bias and an overweight to revenue secured sectors, it has trimmed its underweight to general obligation bonds. This was done to increase relative credit stability amidst continued uncertainty around Covid-19 related revenue disruption.

Global Bond Strategy

The Payden Global Fixed Income Fund (PYGFX) returned 3.87% for the fiscal year ended October 31, 2020 compared to a return of 4.32% for its benchmark, the Bloomberg Barclays Global Aggregate Index (USD Hedged). The Fund’s overweight positions in non-government bonds, including investment grade corporates, high yield corporates and securitized markets detracted from relative performance in the first quarter of 2020 given the economic impact of the coronavirus pandemic. As risk assets rallied in the second and third quarters of 2020, the portfolio continued to make up ground versus the benchmark. In terms of active duration management, relative country and curve trades were favoured, although overall, such trades detracted from portfolio performance. In the currency space, our weaker US dollar stance in the second and third quarter of 2020 aided performance. However, this positive contribution was offset by the negative contribution of an emerging market basket trade implemented before the pandemic. The Fund used derivatives for hedging and active investment purposes throughout the fiscal year. It utilizes interest rate swaps, bond and interest rate futures to manage overall duration and yield curve positioning. Currency forwards are traded to hedge foreign currency exposure and to take outright positions on specific currencies. The use of government bond futures and forward currency contracts for active management purposes detracted approximately 0.33% and 0.04% from the Fund’s return, respectively.

4   Payden Mutual Funds

Emerging Market Bond Strategies

For the fiscal year ended October 31, 2020, emerging markets (EM) fixed income performance was mixed, as the consequences of the novel coronavirus outbreak reverberated across all countries. Developing countries experienced sharp rates of economic contraction as a result of pandemic-associated mobility and business restrictions, predominantly in the first and second quarter of 2020, causing a sharp sell-off across EM securities. A rapid and historically large stimulus response by global central banks and fiscal authorities helped to bridge the shock, allowing EM assets to largely recover by the end of the fiscal year, posting modestly positive total returns in both sovereign and corporate debt. EM currencies broadly depreciated against the U.S. dollar, although country dispersion was pronounced. Currencies in Asia outperformed other regions, aided by China’s relative economic resilience. Similar to developed countries, EM central banks eased monetary policy extensively, bringing yields down and posting positive returns from interest rates. However, this positive performance was not enough to offset the negative performance of broad EM currency depreciation, resulting in negative total return for the period.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned 0.58%, the Fund’s Adviser Class (PYEWX) returned 0.33%, and the Fund’s SI Class (PYEIX) returned 0.64% for the fiscal year ended October 31, 2020. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned 0.98% for the same period. Within USD-pay sovereigns, underweight positioning in Lebanon and Ecuador added, as did overweight exposures in Guatemala, Nigeria, and the Dominican Republic. Against this, overweight exposures in Sri Lanka, Angola, and Ukraine detracted, as did underweight allocations to the Philippines, Peru and Saudi Arabia. Among quasi-sovereigns, overweight exposures in Malaysia and Indonesia contributed positively, while underweight positioning in China and Chile detracted. Off-benchmark allocations to corporates and local currency denominated debt benefitted relative performance. The Fund invests in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments contributed 0.81% to the Fund’s total return.

The Payden Emerging Markets Local Bond Investor Class (PYELX) returned -5.41% for the fiscal year ended October 31, 2020. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index returned -3.81% for the same period. Relative to the benchmark, the Fund benefitted from overweight rates positioning in Uruguay and security selection in both Romania and Brazil. Overweight rates positioning in Peru, underweight rates exposure in Thailand, and security selection in Mexico and South Africa detracted. Overall, currency positioning detracted during the period. Underweight positions in the Turkish lira, South African rand, and Thai baht added, as did overweight exposure in the Mexican peso. An overweight stance in the Brazilian real, Czech koruna, Colombian peso, Indonesian rupiah and Dominican Republic peso detracted. The Fund invests in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging, as well as investment purposes. During the period, the use of derivative instruments detracted -0.56% from the Fund’s total return.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned 4.53%, and the Fund’s SI Class (PYCIX) returned 4.52% for the fiscal year ended October 31, 2020. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned 4.24% for the period. The Fund’s selection of emerging market corporates was the primary contributor, while an off-index allocation to USD-pay sovereign bonds underperformed. Off-index positions in USD-pay quasi-sovereigns and developed market corporates also benefitted relative performance. Within emerging market corporates, overweight exposure to the consumer goods sector in Israel added, as did selection of financial credits in Mexico, utilities in India, telecommunications in South Africa and utilities in Saudi Arabia. Avoiding troubled oil and gas credits in Argentina, metals and mining in Ukraine and oil and gas in Ghana also benefitted relative performance. An overweight to industrials in Brazil, transports in Colombia, and transports in Chile detracted, as did underweight exposure to financials in South Korea. The Fund invests in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments contributed -0.12% to the Fund’s total return.

Equity Strategy

The broad U.S. equity market, as represented by the S&P 500 Index posted a positive return of 9.70% for the fiscal year ended October 31, 2020, despite extreme pandemic-driven volatility. The fiscal year started on a positive note driven by the low interest rate environment and progress in U.S.–China trade negotiations. The upward momentum continued into the first quarter of 2020, with equity markets reaching record highs, despite growing Covid-19 concerns. However, as the global pandemic became more of a reality in February, the market reacted by falling over 30% from peak to trough, reaching a bear market at the fastest rate in history and

Annual Report   5

Management Discussion & Analysis continued

abruptly ending an 11-year equity bull market. The sell-off differed from past bear markets, with the more defensive value stocks, represented by the Russell 1000 Value index returning -7.58% and significantly underperforming the tech-dominated growth stocks, represented by the Russell 1000 Growth Index returning 29.22%, which benefited from the working-from-home environment. Following the selloff, the overall equity market rebounded sharply beginning in April due to an unprecedented amount of government stimulus and central bank intervention. The recovery continued in the following months as coronavirus cases slowed, the economy re-opened and the Federal Reserve Board’s pledge to keep interest rates near zero until 2023. Given the favorable backdrop, the S&P 500 index established new all-time-highs in mid-August and continued to reach new highs until a brief tech-led selloff in the first part of September. Volatility remained elevated throughout the final two months of the fiscal year over concerns of a second wave of Covid-19 and political uncertainty surrounding the U.S. presidential election.

The Payden Equity Income Fund (PYVLX) which is comprised of large-cap value stocks, returned -7.49% for the fiscal year ended October 31, 2020, while the Fund’s Advisor Class (PYVAX) returned -7.66% and the Fund’s SI Class (PYVSX) returned -7.40%. The Fund’s benchmark, the Russell 1000 Value Index, returned -7.58% for the same time period. The Fund moderately outperformed its benchmark due to its strong security type and sector allocations. The Fund benefited from its overweight to real estate investment trusts and its underweight to the financial sector, which offset its overweight to master limited partnerships. Within individual stock selection, the strongest areas of stock selection were in the Technology and Consumer Staples sectors, while the weakest area was in the Health Care sector. Strong individual performers in the Fund were software giant Apple and food packaging company Conagra Brands.

6   Payden Mutual Funds

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7

Portfolio Highlights & Investments

Abbreviations

AGM - Assured Guaranty Municipal Corporation	G2 - Ginnie Mae II pool
AMT - Alternative Minimum Tax	G2SF - Ginnie Mae
ARM - Adjustable Rate Mortgage	GBP - British Pound
ARS - Argentine Peso	GN - Ginnie Mae I pool
AUD - Australian Dollar	GNR - Ginnie Mae REMICS
BAM - Build America Mutual	HUF - Hungarian Forint
BRL - Brazilian Real	IDR - Indonesian Rupiah
CAD - Canadian Dollar	JPY - Japanese Yen
CDOR - Canadian Dollar offered rate	KRW - South Korean Won
CHF - Swiss Franc	KZT - Kazakhstani Tenge
CLO - Collateralized Loan Obligation	LIBOR - London Interbank Offered Rate
CLP - Chilean Peso	MXIBTILE - Mexican Interbank 28 day interest rate
CNH - Offshore China Renminbi	MXN - Mexican Peso
CNY - China Renminbi	MYR - Malaysian Ringgit
COP - Colombian Peso	NCUA - National Credit Union Administration
CZK - Czech Koruna	NOK - Norwegian Krone
DKK - Danish Krone	PEN - Peruvian Sol
DOP - Dominican Peso	PHP - Philippine Peso
EGP - Egyptian Pound	PLN - Polish Zloty
EUR - Euro	REMIC - Real Estate Mortgage Investment Conduit
EURIBOR - Euro Interbank Offered Rate	RON - New Romanian Leu
FDIC - Federal Deposit Insurance Corporation	RUB - Russian Ruble
FFCB - Federal Farm Credit Banks Funding Corporation	SEK - Swedish Krona
FG - Freddie Mac Gold Pool	SGD - Singapore Dollar
FH - Freddie Mac Non Gold Pool	STACR - Structured Agency Credit Risk
FHLB - Federal Home Loan Banks	TBA - To-Be-Announced
FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)	THB - Thai Baht
FHR - Freddie Mac REMICS	TRY - Turkish Lira
FN - Fannie Mae Pool	TWD - Taiwan Dollar
FNCL - Fannie Mae or Freddie Mac	UAH - Ukrainian Hryvnia
FNMA - Federal National Mortgage Association (Fannie Mae)	USD - US Dollar
FNR - Fannie Mae REMICS	UYU - Uruguayan Peso
FR - Freddie Mac Pool	ZAR - South African Rand

8   Payden Mutual Funds

            Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
U.S. Treasury	42%
Repurchase Agreement	40%
U.S. Government Agency	13%
U.S. Government Guaranteed	3%
Other	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
U.S. Government Agency (13%)
300,000	FFCB Funding Corp., (1 mo. LIBOR USD
	+ 0.000%), 0.15%, 7/16/21 (a)	$300
5,000,000	FFCB Funding Corp., (1 mo. LIBOR USD
	+ 0.010%), 0.16%, 10/20/21 (a)	5,000
3,000,000	FFCB Funding Corp., (1 mo. LIBOR USD
	+ 0.075%), 0.22%, 3/29/21 (a)	3,001
5,000,000	FHLB, (1 mo. LIBOR USD + 0.010%),
	0.13%, 4/05/21 (a)	5,001
5,000,000	FHLB, (1 mo. LIBOR USD + 0.010%),
	0.13%, 5/03/21 (a)	5,002
10,900,000	FHLB, (1 mo. LIBOR USD + 0.010%),
	0.14%, 3/26/21 (a)	10,900
15,000,000	FHLB, (U.S. Secured Overnight Financing Rate
	+ 0.100%), 0.20%, 12/23/20 (a)	15,001

Total U.S. Government Agency (Cost - $44,205)		44,205

NCUA Guaranteed (2%)
2,969,393	NCUA Guaranteed Notes Trust 2010-R2, 2A, (1
	mo. LIBOR USD + 0.470%),
	0.61%, 11/05/20 (a)	2,969
4,233,774	NCUA Guaranteed Notes Trust 2011-C1, 2A, (1
	mo. LIBOR USD + 0.530%), 0.67%, 3/09/21 (a)	4,235

Total NCUA Guaranteed (Cost - $7,204)		7,204

U.S. Treasury (41%)
15,000,000	U.S. Cash Management Bill, 0.11%, 2/02/21 (b)	14,996
10,000,000	U.S. Cash Management Bill, 0.11%, 1/05/21 (b)	9,998
10,000,000	U.S. Treasury Bill, 0.09%, 11/05/20 (b)	10,000
16,000,000	U.S. Treasury Bill, 0.11%, 4/22/21 (b)	15,992
7,400,000	U.S. Treasury Bill, 0.11%, 4/08/21 (b)	7,396
5,000,000	U.S. Treasury Bill, 0.11%, 12/22/20 (b)	4,999
10,000,000	U.S. Treasury Bill, 0.12%, 2/04/21 (b)	9,997
20,000,000	U.S. Treasury Bill, 0.13%, 3/25/21 (b)	19,991
7,400,000	U.S. Treasury Bill, 0.13%, 10/07/21 (b)	7,391
6,500,000	U.S. Treasury Bill, 0.18%, 12/17/20 (b)	6,498
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill
	Yield + 0.055%), 0.15%, 7/31/22 (a)(b)	5,001

Principal or Shares	Security Description	Value (000)
10,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill
	Yield + 0.115%), 0.21%, 1/31/21 (a)(b)	$10,000
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill
	Yield + 0.139%), 0.23%, 4/30/21 (a)(b)	5,001
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill
	Yield + 0.154%), 0.25%, 1/31/22 (a)(b)	5,008
5,000,000	U.S. Treasury Note, 2.00%, 1/15/21 (b)	5,005
7,500,000	U.S. Treasury Note, 2.38%, 3/15/21 (b)	7,548

Total U.S. Treasury (Cost - $144,821)		144,821

Investment Company (2%)
8,553,313	Dreyfus Treasury Obligations Cash Management Fund (Cost - $8,553)	8,553

Repurchase Agreement (39%)
47,000,000	Bank of Montreal Tri Party, 0.06% 11/02/20 (c)	47,000
30,000,000	CIBC World Markets Tri Party,
	0.06% 11/04/20 (d)	30,000
30,000,000	Citigroup Tri Party, 0.06% 11/05/20 (e)	30,000
30,000,000	Goldman Sachs Tri Party, 0.06% 11/03/20 (f)	30,000

Total Repurchase Agreement (Cost - $137,000)		137,000

Total Investments (Cost - $341,783) (97%)		341,783
Other Assets, net of Liabilities (3%)		9,814

Net Assets (100%)		$351,597

(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(b)	Yield to maturity at time of purchase.
(c)	The repurchase agreement dated 10/30/2020 is collateralized by the following securities:

Bank of Montreal Tri Party
44,438,247	FMAC, maturity dated Oct 50, yielding 3.50%	$47,940

Annual Report   9

            Payden Cash Reserves Money Market Fund continued

(d)	The repurchase agreement dated 10/28/2020 is collateralized by the following securities:

CIBC World Markets Tri Party
29,186,200	U.S. Treasury Securities, maturity dated Sep 24, yielding 1.50%	$30,600

(e)	The repurchase agreement dated 10/29/2020 is collateralized by the following securities:

Citigroup Tri Party
27,478,600	U.S. Treasury Securities, maturity from Nov 29-Jul 30, yielding from 0.13%-1.75%	$30,600

(f)	The repurchase agreement dated 10/27/2020 is collateralized by the following securities:

Goldman Sachs Tri Party
29,618,557	FMAC, maturity dated Nov 50, yielding 2.00%	$30,600

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

Value
Repurchase Agreements	(000’s)

Total gross amount of repurchase agreements presented on the	$137,000
Statements of Assets and Liabilities
Non-cash Collateral	(77,000)

Net Amount	$60,000

See notes to financial statements.

10   Payden Mutual Funds

                Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Corporate	43%
Asset Backed	33%
U.S. Treasury	11%
Mortgage Backed	10%
Other	3%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
Asset Backed (33%)
3,792,079	AEP Texas Restoration Funding LLC,
	2.06%, 2/01/27	$3,901
3,637,017	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD
	+ 0.840%), 1.05%, 7/25/27 (a)(b)	3,610
5,155,000	Ally Master Owner Trust, 2.70%, 1/17/23	5,180
9,141,287	Americredit Automobile Receivables Trust
	2018-3, 3.38%, 7/18/23	9,284
5,614,434	AmeriCredit Automobile Receivables Trust
	2020-1, 1.10%, 3/20/23	5,633
2,420,000	AmeriCredit Automobile Receivables Trust
	2020-2, 0.60%, 12/18/23	2,425
6,960,000	AMSR 2020-SFR2 Trust 144A,
	1.63%, 7/17/37 (b)	7,046
4,400,000	AMSR 2020-SFR5 Trust 144A,
	1.38%, 11/17/37 (b)	4,403
1,000,000	Arbor Realty Commercial Real Estate Notes
	2019-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.150%), 1.30%, 5/15/37 (a)(b)	991
1,910,441	Atrium XII 144A, (3 mo. LIBOR USD
	+ 0.830%), 1.05%, 4/22/27 (a)(b)	1,894
2,240,000	Bank of The West Auto Trust 2019-1 144A,
	2.43%, 4/15/24 (b)	2,289
1,800,000	Bank of The West Auto Trust 2019-1 144A,
	2.51%, 10/15/24 (b)	1,867
5,132,886	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR
	USD + 0.800%), 1.02%, 1/20/28 (a)(b)	5,084
1,610,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.150%), 1.30%, 2/16/37 (a)(b)	1,589
1,316,442	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo.
	LIBOR USD + 1.230%), 1.45%, 1/20/29 (a)(b)	1,316
1,856,132	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo.
	LIBOR USD + 0.930%), 1.15%, 7/18/27 (a)(b)	1,839
2,850,182	BMW Canada Auto Trust 144A, 1.96%, 9/20/22
	CAD (b)(c)	2,157

Principal or Shares	Security Description	Value (000)

731,039	BMW Canada Auto Trust 144A,
	2.15%, 10/20/21 CAD (b)(c)	$550
2,300,000	BMW Vehicle Owner Trust 2020-A,
	0.39%, 2/27/23	2,302
5,250,000	Bristol Park CLO Ltd. 144A, (3 mo. LIBOR USD
	+ 0.990%), 1.23%, 4/15/29 (a)(b)	5,191
3,760,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%), 1.45%, 9/15/35 (a)(b)	3,682
3,431,681	Canadian Pacer Auto Receivables Trust 2020-1
	144A, 1.77%, 11/21/22 (b)	3,454
2,820,000	CarMax Auto Owner Trust 2020-3,
	0.49%, 6/15/23	2,824
5,900,000	CarMax Auto Owner Trust 2020-4,
	0.31%, 1/16/24	5,903
5,700,000	CCG Receivables Trust 2020-1 144A,
	0.54%, 12/14/27 (b)	5,707
2,340,737	Chesapeake Funding II LLC 144A,
	0.87%, 8/16/32 (b)	2,351
3,000,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.250%), 1.40%, 8/20/35 (a)(b)	2,951
115,747	CNH Equipment Trust 2017-A, 2.07%, 5/16/22	116
329,185	CNH Equipment Trust 2019-A, 2.96%, 5/16/22	330
1,940,000	CNH Equipment Trust 2020-A, 1.08%, 7/17/23	1,949
769,125	Commonbond Student Loan Trust 2017-A-GS
	144A, (1 mo. LIBOR USD + 0.850%),
	1.00%, 5/25/41 (a)(b)	766
666,420	Dell Equipment Finance Trust 2020-1 144A,
	1.98%, 5/21/21 (b)	668
5,400,000	Dell Equipment Finance Trust 2020-2 144A,
	0.47%, 10/24/22 (b)	5,411
1,287,471	Drive Auto Receivables Trust 2017-1,
	3.84%, 3/15/23	1,306
860,564	Drive Auto Receivables Trust 2020-1,
	1.99%, 12/15/22	864

Annual Report   11

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

4,101,024	Drive Auto Receivables Trust 2020-2,
	0.85%, 7/17/23	$4,108
3,339,052	Enterprise Fleet Financing 2018-2 LLC 144A,
	3.14%, 2/20/24 (b)	3,370
2,200,000	Enterprise Fleet Financing 2020-1 LLC 144A,
	1.78%, 12/22/25 (b)	2,234
5,950,000	Enterprise Fleet Financing 2020-2 LLC 144A,
	0.61%, 7/20/26 (b)	5,953
5,350,000	FirstKey Homes 2020-SFR2 Trust 144A,
	1.27%, 10/19/37 (b)	5,329
270,290	Ford Auto Securitization Trust 144A,
	2.10%, 9/15/21 CAD (b)(c)	203
7,250,000	Ford Auto Securitization Trust 2020-AA 144A,
	0.52%, 8/15/22 CAD (b)(c)	5,442
3,550,000	Ford Auto Securitization Trust 2020-AA 144A,
	0.89%, 8/15/24 CAD (b)(c)	2,665
1,679,269	Ford Credit Auto Lease Trust 2020-A,
	1.80%, 7/15/22	1,690
3,140,000	Ford Credit Auto Lease Trust 2020-B,
	0.50%, 12/15/22	3,144
1,015,640	Ford Credit Auto Owner Trust 2017-C,
	2.01%, 3/15/22	1,018
481,838	Ford Credit Auto Owner Trust 2019-A,
	2.78%, 2/15/22	483
6,480,000	Ford Credit Floorplan Master Owner Trust A
	2020-1, 0.70%, 9/15/25	6,492
1,462,668	Foursight Capital Automobile Receivables Trust
	2020-1 144A, 1.97%, 9/15/23 (b)	1,476
2,930,735	Galaxy XXIX CLO Ltd. 144A, (3 mo. LIBOR
	USD + 0.790%), 1.07%, 11/15/26 (a)(b)	2,909
53,386	GM Financial Automobile Leasing Trust 2018-3,
	3.18%, 6/21/21	53
2,040,000	GM Financial Automobile Leasing Trust 2020-2,
	0.80%, 7/20/23	2,054
6,410,000	GM Financial Consumer Automobile Receivables
	Trust 2020-3, 0.35%, 7/17/23	6,414
468,311	GreatAmerica Leasing Receivables Funding LLC
	Series 2019-1 144A, 2.97%, 6/15/21 (b)	469
359,532	GreatAmerica Leasing Receivables Funding LLC
	Series 2020-1 144A, 1.69%, 2/15/21 (b)	360
4,230,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1
	mo. LIBOR USD + 1.180%),
	1.33%, 9/15/37 (a)(b)	4,153
9,000,000	Gulf Stream Meridian 2 Ltd. 144A, (3 mo.
	LIBOR USD + 1.400%),
	0.00%, 10/15/29 (a)(b)(d)	9,000
3,090,000	Honda Auto Receivables 2020-2 Owner Trust,
	0.74%, 11/15/22	3,099
1,060,814	HPEFS Equipment Trust 2019-1 144A,
	2.19%, 9/20/29 (b)	1,068
5,900,000	Hyundai Auto Lease Securitization Trust 2020-B
	144A, 0.36%, 1/17/23 (b)	5,906
2,197,864	Invitation Homes 2018-SFR1 Trust 144A, (1
	mo. LIBOR USD + 0.700%),
	0.85%, 3/17/37 (a)(b)	2,187

Principal or Shares	Security Description	Value (000)

1,150,000	John Deere Owner Trust 2020-B,
	0.41%, 3/15/23	$1,151
3,410,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.100%), 1.25%, 6/15/36 (a)(b)	3,399
4,690,000	Kubota Credit Owner Trust 2020-2 144A,
	0.41%, 6/15/23 (b)	4,694
5,575,000	LCM XX LP 144A, (3 mo. LIBOR USD
	+ 1.040%), 1.26%, 10/20/27 (a)(b)	5,536
2,240,000	Madison Park Funding XIII Ltd. 144A, (3 mo.
	LIBOR USD + 0.950%), 1.17%, 4/19/30 (a)(b)	2,220
6,800,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD
	+ 0.800%), 1.04%, 1/15/28 (a)(b)	6,717
3,349,900	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%), 1.30%, 6/15/28 (a)(b)	3,323
3,139,780	Mercedes-Benz Auto Lease Trust 2020-A,
	1.82%, 3/15/22	3,153
3,460,000	Mercedes-Benz Auto Lease Trust 2020-B,
	0.31%, 2/15/23	3,461
1,295,569	MMAF Equipment Finance LLC 2019-A 144A,
	2.84%, 1/10/22 (b)	1,302
1,900,000	MMAF Equipment Finance LLC 2020-A 144A,
	0.74%, 4/09/24 (b)	1,907
2,750,000	MMAF Equipment Finance LLC 2020-B 144A,
	0.38%, 8/14/23 (b)	2,751
2,206,979	Navient Private Education Refi Loan Trust
	2020-B 144A, 1.80%, 1/15/69 (b)	2,217
1,410,000	Navient Private Education Refi Loan Trust
	2020-G 144A, 1.17%, 9/16/69 (b)	1,413
6,456,685	Navient Student Loan Trust 2019-7 144A, (1
	mo. LIBOR USD + 0.500%),
	0.65%, 1/25/68 (a)(b)	6,431
2,830,000	Navistar Financial Dealer Note Master Trust
	144A, (1 mo. LIBOR USD + 0.950%),
	1.10%, 7/25/25 (a)(b)	2,851
4,360,000	Nissan Auto Lease Trust 2019-B,
	2.27%, 7/15/22	4,414
7,729,024	Nissan Auto Lease Trust 2020-A,
	1.80%, 5/16/22	7,780
177,807	Nissan Auto Receivables 2019-A Owner Trust,
	2.82%, 1/18/22	178
5,420,000	Oaktree CLO 2020-1 Ltd. 144A, (3 mo. LIBOR
	USD + 2.000%), 2.34%, 7/15/29 (a)(b)	5,445
698,938	Octagon Investment Partners XXIII Ltd. 144A,
	(3 mo. LIBOR USD + 0.850%),
	1.09%, 7/15/27 (a)(b)	694
4,765,806	Palmer Square Loan Funding 2020-1 Ltd. 144A,
	(3 mo. LIBOR USD + 0.800%),
	1.05%, 2/20/28 (a)(b)	4,721
2,350,000	PFS Financing Corp. 144A, 0.97%, 2/15/26 (b)	2,361
571,841	Prestige Auto Receivables Trust 2019-1 144A,
	2.44%, 7/15/22 (b)	573
3,050,000	Santander Consumer Auto Receivables Trust
	2020-B 144A, 0.38%, 2/15/23 (b)	3,051
750,000	Santander Drive Auto Receivables Trust 2017-3,
	3.20%, 11/15/23	766

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,702,768	Santander Drive Auto Receivables Trust 2019-2,
	2.59%, 5/15/23	$4,720
3,920,000	Santander Drive Auto Receivables Trust 2020-2,
	0.62%, 5/15/23	3,925
6,260,000	Santander Drive Auto Receivables Trust 2020-3,
	0.46%, 9/15/23	6,266
2,831,361	Santander Retail Auto Lease Trust 2019-B 144A,
	2.29%, 4/20/22 (b)	2,855
3,250,000	Santander Retail Auto Lease Trust 2020-B 144A,
	0.42%, 11/20/23 (b)	3,251
2,621,777	SMB Private Education Loan Trust 2020-A
	144A, (1 mo. LIBOR USD + 0.300%),
	0.45%, 3/15/27 (a)(b)	2,620
802,352	SoFi Consumer Loan Program 2020-1 Trust
	144A, 2.02%, 1/25/29 (b)	811
700,319	SoFi Professional Loan Program 2019-C LLC
	144A, 2.13%, 11/16/48 (b)	705
1,348,561	SoFi Professional Loan Program 2020-A Trust
	144A, 2.06%, 5/15/46 (b)	1,362
3,370,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 1.080%), 1.23%, 7/15/38 (a)(b)	3,333
2,740,000	Synchrony Card Funding LLC, 2.34%, 6/15/25	2,829
1,099,647	Towd Point Mortgage Trust 2017-5 144A, (1
	mo. LIBOR USD + 0.600%),
	0.75%, 2/25/57 (a)(b)	1,098
1,724,043	Toyota Auto Receivables 2019-B Owner Trust,
	2.59%, 2/15/22	1,730
2,680,000	Toyota Auto Receivables 2020-C Owner Trust,
	0.36%, 2/15/23	2,683
4,310,000	Trillium Credit Card Trust II 144A, (1 mo.
	LIBOR USD + 0.370%), 0.52%, 12/26/24 (a)(b)	4,314
4,040,000	TRTX 2019-FL3 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.450%), 1.60%, 10/15/34 (a)(b)	3,976
3,330,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD
	+ 0.890%), 1.13%, 4/15/29 (a)(b)	3,305
1,000,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR
	USD + 1.180%), 1.40%, 10/20/28 (a)(b)	994
10,770,000	Verizon Owner Trust 2020-B, 0.47%, 2/20/25	10,792
11,850,000	Verizon Owner Trust 2020-C, 0.41%, 4/21/25	11,854
528,344	Volvo Financial Equipment LLC Series 2019-1
	144A, 2.90%, 11/15/21 (b)	529
2,000,000	Volvo Financial Equipment LLC Series 2019-1
	144A, 3.00%, 3/15/23 (b)	2,038
3,422,607	Westlake Automobile Receivables Trust 2017-2
	144A, 3.28%, 12/15/22 (b)	3,440
754,739	Westlake Automobile Receivables Trust 2018-1
	144A, 3.41%, 5/15/23 (b)	761
692,672	Westlake Automobile Receivables Trust 2019-1
	144A, 3.06%, 5/16/22 (b)	694
6,090,000	Westlake Automobile Receivables Trust 2020-2
	144A, 0.93%, 2/15/24 (b)	6,114
12,000,000	Westlake Automobile Receivables Trust 2020-3
	144A, 0.56%, 5/15/24 (b)	12,008
2,180,000	Wheels SPV 2 LLC 144A, 0.51%, 8/20/29 (b)	2,183
4,379,514	Wheels SPV 2 LLC 144A, 2.30%, 5/22/28 (b)	4,426
38,878	World Omni Auto Receivables Trust 2019-A,
	3.02%, 4/15/22	39

Principal or Shares	Security Description	Value (000)

10,580,000	World Omni Auto Receivables Trust 2019-B,
	2.59%, 7/15/24	$10,796
4,147,336	World Omni Auto Receivables Trust 2020-A,
	1.02%, 6/15/23	4,164
4,690,000	World Omni Auto Receivables Trust 2020-C,
	0.35%, 12/15/23	4,694
4,650,000	World Omni Automobile Lease Securitization
	Trust 2020-B, 0.32%, 9/15/23	4,651
4,450,000	World Omni Select Auto Trust 2020-A,
	0.47%, 6/17/24	4,455
Total Asset Backed (Cost - $404,445)		405,036
Commercial Paper(d) (1%)
10,000,000	BASF SE, 0.21%, 12/22/20	9,998
1,750,000	Engie SA, 0.20%, 12/18/20	1,749
Total Commercial Paper (Cost - $11,746)		11,747
Corporate Bond (44%)
Financial (25%)
3,660,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 3.95%, 2/01/22	3,723
2,500,000	AIG Global Funding 144A, 1.90%, 10/06/21 (b)	2,538
870,000	AIG Global Funding 144A, 2.30%, 7/01/22 (b)	899
475,000	Air Lease Corp., 3.88%, 4/01/21	480
2,400,000	Ally Financial Inc., 1.45%, 10/02/23	2,422
3,000,000	Ameriprise Financial Inc., 3.00%, 3/22/22	3,110
3,750,000	ANZ New Zealand Int’l Ltd. 144A,
	2.88%, 1/25/22 (b)	3,864
383,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%),
	1.48%, 3/26/21 (a)	383
3,953,000	Athene Global Funding 144A,
	4.00%, 1/25/22 (b)	4,097
3,330,000	Australia & New Zealand Banking Group Ltd.
	144A, (3 mo. LIBOR USD + 0.320%),
	0.56%, 11/09/20 (a)(b)	3,330
3,400,000	Banco Bilbao Vizcaya Argentaria SA,
	0.88%, 9/18/23	3,399
1,655,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (b)	1,681
1,665,000	Banco del Estado de Chile 144A,
	2.67%, 1/08/21 (b)	1,671
6,265,000	Bank of America Corp., (U.S. Secured Overnight
	Financing Rate + 0.740%), 0.81%, 10/24/24 (a)	6,274
2,127,000	Bank of America Corp., (3 mo. LIBOR USD
	+ 0.790%), 1.04%, 3/05/24 (a)	2,141
1,530,000	Bank of Montreal, (3 mo. LIBOR USD
	+ 0.790%), 1.04%, 8/27/21 (a)	1,540
5,340,000	Bank of Nova Scotia, (U.S. Secured Overnight
	Financing Rate + 0.550%), 0.65%, 9/15/23 (a)	5,355
3,565,000	Barclays Bank PLC, (3 mo. LIBOR USD
	+ 0.460%), 0.68%, 1/11/21 (a)	3,567
3,635,000	Barclays Bank PLC, 1.70%, 5/12/22	3,704
4,000,000	BBVA USA, 3.50%, 6/11/21	4,065
3,315,000	BNZ International Funding Ltd. 144A,
	2.10%, 9/14/21 (b)	3,368
2,265,000	Canadian Imperial Bank of Commerce, (U.S.
	Secured Overnight Financing Rate + 0.800%),
	0.89%, 3/17/23 (a)	2,281
2,065,000	Capital One Financial Corp., (3 mo. LIBOR USD
	+ 0.950%), 1.19%, 3/09/22 (a)	2,083

Annual Report   13

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

5,000,000	Capital One Financial Corp., 3.05%, 3/09/22	$5,165
1,965,000	CIT Group Inc., 5.00%, 8/15/22	2,078
12,070,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.686%), 0.78%, 10/30/24 (a)	12,072
2,240,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.867%), 2.31%, 11/04/22 (a)	2,281
4,300,000	Citigroup Inc., 2.90%, 12/08/21	4,410
5,005,000	Credit Suisse AG, (U.S. Secured Overnight
	Financing Rate + 0.450%), 0.55%, 2/04/22 (a)	5,010
3,010,000	Credit Suisse AG, 1.00%, 5/05/23	3,048
2,765,000	Credit Suisse AG, 2.10%, 11/12/21	2,814
1,135,000	Credit Suisse AG, 2.80%, 4/08/22	1,175
750,000	Credit Suisse Group Funding Guernsey Ltd.,
	3.45%, 4/16/21	761
3,080,000	Deutsche Bank AG, (3 mo. LIBOR USD
	+ 0.815%), 1.03%, 1/22/21 (a)	3,080
4,310,000	Federation des Caisses Desjardins du Quebec
	144A, 0.45%, 10/07/23 (b)	4,306
2,654,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 0.750%), 1.01%, 2/23/23 (a)	2,667
1,325,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 1.170%), 1.45%, 11/15/21 (a)	1,326
4,300,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	4,578
4,000,000	Huntington Bancshares Inc., 2.30%, 1/14/22	4,086
770,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 6.25%, 2/01/22	774
1,895,000	Industrial & Commercial Bank of China Ltd., (3
	mo. LIBOR USD + 0.750%),
	0.99%, 11/08/20 (a)	1,895
5,000,000	ING Bank NV 144A, 2.63%, 12/05/22 (b)	5,232
965,000	Intercontinental Exchange Inc., 0.70%, 6/15/23	972
2,050,000	Itau Unibanco Holding SA 144A,
	2.90%, 1/24/23 (b)	2,069
3,710,000	Jackson National Life Global Funding 144A,
	(U.S. Secured Overnight Financing Rate
	+ 0.600%), 0.70%, 1/06/23 (a)(b)	3,719
2,621,000	JPMorgan Chase & Co., (3 mo. LIBOR USD
	+ 0.730%), 0.94%, 4/23/24 (a)	2,636
5,000,000	Lloyds Bank PLC, 2.13%, 7/24/22 (e)	5,151
3,700,000	Lloyds Banking Group PLC, (1 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity
	+ 1.100%), 1.33%, 6/15/23 (a)	3,731
3,290,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%), 1.28%, 11/28/23 (a)(b)	3,305
5,120,000	Met Tower Global Funding 144A,
	0.55%, 7/13/22 (b)	5,144
5,500,000	Metropolitan Life Global Funding I 144A, (U.S.
	Secured Overnight Financing Rate + 0.350%),
	0.44%, 9/08/22 (a)(b)	5,509
2,320,000	Metropolitan Life Global Funding I 144A,
	0.90%, 6/08/23 (b)	2,346
955,000	Mitsubishi UFJ Financial Group Inc., (3 mo.
	LIBOR USD + 0.700%), 0.95%, 3/07/22 (a)	961
4,000,000	Mitsubishi UFJ Financial Group Inc.,
	3.54%, 7/26/21	4,097
5,500,000	Mitsubishi UFJ Financial Group Inc.,
	3.76%, 7/26/23	5,960

Principal or Shares	Security Description	Value (000)

3,960,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.610%), 0.86%, 9/08/24 (a)	$3,961
6,700,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.940%), 1.20%, 2/28/22 (a)(f)	6,768
3,910,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.700%), 0.80%, 1/20/23 (a)	3,924
1,785,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.745%), 0.86%, 10/21/25 (a)	1,784
2,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.400%),
	1.61%, 10/24/23 (a)	2,035
4,000,000	Morgan Stanley, 2.63%, 11/17/21	4,096
5,000,000	National Australia Bank Ltd. 144A, (3 mo.
	LIBOR USD + 0.410%), 0.66%, 12/13/22 (a)(b)	5,021
2,785,000	National Bank of Canada, (1 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity
	+ 0.770%), 0.90%, 8/15/23 (a)	2,803
3,145,000	Natwest Group PLC, (3 mo. LIBOR USD
	+ 1.470%), 1.75%, 5/15/23 (a)	3,166
5,025,000	New York Life Global Funding 144A, (3 mo.
	LIBOR USD + 0.280%), 0.50%, 1/10/23 (a)(b)	5,024
985,000	Nordea Bank Abp 144A, 1.00%, 6/09/23 (b)	999
1,580,000	Owl Rock Capital Corp., 4.25%, 1/15/26	1,598
1,700,000	PayPal Holdings Inc., 2.20%, 9/26/22	1,758
3,780,000	PNC Bank NA, (3 mo. LIBOR USD + 0.325%),
	0.58%, 2/24/23 (a)	3,789
4,080,000	PNC Bank NA, (3 mo. LIBOR USD + 0.430%),
	0.67%, 12/09/22 (a)	4,094
2,805,000	PNC Bank NA, 1.74%, 2/24/23 (g)	2,854
1,105,000	Protective Life Global Funding 144A,
	1.08%, 6/09/23 (b)	1,120
4,515,000	Reliance Standard Life Global Funding II 144A,
	2.63%, 7/22/22 (b)	4,644
4,140,000	Royal Bank of Canada, 0.50%, 10/26/23	4,138
2,000,000	Royal Bank of Canada 144A,
	1.90%, 9/23/22 (b)(f)	2,058
2,300,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,384
3,350,000	Santander UK PLC, (3 mo. LIBOR USD
	+ 0.300%), 0.55%, 11/03/20 (a)	3,350
1,000,000	Santander UK PLC 144A, 1.63%, 2/12/23 (b)	1,027
2,325,000	Santander UK PLC, 2.10%, 1/13/23	2,401
2,350,000	Simon Property Group LP, 2.75%, 6/01/23	2,459
4,240,000	Skandinaviska Enskilda Banken AB 144A,
	0.55%, 9/01/23 (b)	4,241
2,500,000	SL Green Operating Partnership LP, (3 mo.
	LIBOR USD + 0.980%), 1.26%, 8/16/21 (a)	2,481
241,000	SLM Corp., 5.13%, 4/05/22	248
690,000	Starwood Property Trust Inc., 3.63%, 2/01/21	690
690,000	State Street Corp. 144A, (U.S. Secured Overnight
	Financing Rate + 2.690%),
	2.83%, 3/30/23 (a)(b)	714
2,330,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	0.80%, 9/12/23 (b)	2,340
1,940,000	Synchrony Financial, 2.85%, 7/25/22	2,002
2,064,000	Synchrony Financial, 3.75%, 8/15/21	2,102
910,000	Synovus Bank, (U.S. Secured Overnight
	Financing Rate + 0.945%), 2.29%, 2/10/23 (a)	922

14   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,015,000	Toronto-Dominion Bank, (U.S. Secured
	Overnight Financing Rate + 0.450%),
	0.54%, 9/28/23 (a)	$2,019
1,575,000	Truist Bank, (U.S. Secured Overnight Financing Rate + 0.730%), 0.82%, 3/09/23 (a)	1,588
2,000,000	Truist Financial Corp., 3.05%, 6/20/22	2,083
2,110,000	UBS AG 144A, (3 mo. LIBOR USD + 0.480%), 0.73%, 12/01/20 (a)(b)	2,110
2,725,000	UBS AG 144A, 1.75%, 4/21/22 (b)	2,774
5,000,000	UniCredit Bank AG, 1.88%, 7/05/22 (e)	5,120
5,375,000	Wells Fargo & Co., (3 mo. LIBOR USD
	+ 0.930%), 1.14%, 2/11/22 (a)	5,386
3,750,000	Wells Fargo Bank NA, (3 mo. LIBOR USD
	+ 0.510%), 0.73%, 10/22/21 (a)	3,765
4,000,000	Wells Fargo Bank NA, 3.63%, 10/22/21	4,118
3,370,000	Westpac Banking Corp., (3 mo. LIBOR USD
	+ 0.390%), 0.61%, 1/13/23 (a)(f)	3,388
2,565,000	Westpac Banking Corp., 2.80%, 1/11/22	2,643
		306,322
Industrial (14%)
1,810,000	AbbVie Inc. 144A, (3 mo. LIBOR USD
	+ 0.460%), 0.73%, 11/19/21 (a)(b)	1,814
3,735,000	AbbVie Inc. 144A, 2.15%, 11/19/21 (b)	3,803
1,000,000	AbbVie Inc., 2.30%, 5/14/21	1,009
3,340,000	American Honda Finance Corp.,
	0.40%, 10/21/22	3,341
5,340,000	American Honda Finance Corp., 0.88%, 7/07/23	5,386
1,065,000	Aviation Capital Group LLC 144A, (3 mo. LIBOR USD + 0.670%), 0.88%, 7/30/21 (a)(b)	1,042
3,620,000	Aviation Capital Group LLC 144A, (3 mo. LIBOR USD + 0.950%), 1.20%, 6/01/21 (a)(b)	3,568
1,750,000	BMW U.S. Capital LLC 144A, (3 mo. LIBOR
	USD + 0.500%), 0.75%, 8/13/21 (a)(b)	1,754
1,430,000	Caterpillar Financial Services Corp., (3 mo.
	LIBOR USD + 0.220%), 0.45%, 1/06/22 (a)	1,432
4,635,000	Caterpillar Financial Services Corp., (3 mo.
	LIBOR USD + 0.735%), 0.99%, 5/13/22 (a)	4,685
2,435,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%),
	0.90%, 9/17/21 (a)	2,435
1,255,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	1,277
2,880,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.880%), 1.14%, 2/22/22 (a)(b)	2,897
4,500,000	Daimler Finance North America LLC 144A,
	2.20%, 10/30/21 (b)	4,575
5,501,000	Daimler Finance North America LLC 144A,
	3.35%, 2/22/23 (b)	5,806
132,000	Dell International LLC/EMC Corp. 144A,
	5.88%, 6/15/21 (b)	132
2,430,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,429
3,745,000	Evernorth Health Inc., (3 mo. LIBOR USD
	+ 0.750%), 1.01%, 11/30/20 (a)	3,746
1,150,000	Fidelity National Information Services Inc., (3 mo. EURIBOR + 0.400%), 0.04%, 5/21/21 EUR (a)(c)(d)	1,340

Principal or Shares	Security Description	Value (000)

890,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.270%), 1.50%, 3/28/22 (a)	$859
1,460,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	1,448
1,340,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	1,398
5,000,000	Fox Corp., 3.67%, 1/25/22	5,200
1,700,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.540%), 0.79%, 11/06/20 (a)	1,700
2,014,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%), 1.53%, 6/30/22 (a)	2,017
1,275,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 1.78%, 1/14/22 (a)	1,281
5,500,000	General Motors Financial Co. Inc.,
	4.20%, 11/06/21	5,668
1,025,000	Gilead Sciences Inc., (3 mo. LIBOR USD
	+ 0.520%), 0.74%, 9/29/23 (a)	1,027
3,020,000	Gilead Sciences Inc., 0.75%, 9/29/23	3,028
3,180,000	GlaxoSmithKline Capital PLC, 0.53%, 10/01/23	3,179
1,860,000	Hewlett Packard Enterprise Co., (3 mo. LIBOR USD + 0.720%), 0.95%, 10/05/21 (a)	1,860
5,605,000	Honeywell International Inc., 0.48%, 8/19/22	5,614
1,155,000	Honeywell International Inc., (3 mo. LIBOR
	USD + 0.230%), 0.50%, 8/19/22 (a)	1,157
2,805,000	Hyundai Capital America 144A,
	1.25%, 9/18/23 (b)	2,814
1,020,000	Infor Inc. 144A, 1.45%, 7/15/23 (b)	1,035
2,235,000	John Deere Capital Corp., 0.55%, 7/05/22 (f)	2,246
840,000	Lennar Corp., 4.13%, 1/15/22	862
6,015,000	LYB International Finance III LLC, (3 mo.
	LIBOR USD + 1.000%), 1.23%, 10/01/23 (a)	6,019
1,010,000	Marriott International Inc., (3 mo. LIBOR USD + 0.650%), 0.90%, 3/08/21 (a)	1,008
3,000,000	McDonald’s Corp., (3 mo. LIBOR USD
	+ 0.430%), 0.65%, 10/28/21 (a)	3,011
5,100,000	Mondelez International Inc., 0.63%, 7/01/22	5,120
3,500,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.520%), 0.77%, 3/15/21 (a)(b)	3,488
975,000	Nutrition & Biosciences Inc. 144A,
	0.70%, 9/15/22 (b)	978
4,025,000	Otis Worldwide Corp., (3 mo. LIBOR USD
	+ 0.450%), 0.68%, 4/05/23 (a)	4,026
1,505,000	PACCAR Financial Corp., 0.80%, 6/08/23	1,518
3,400,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.38%, 2/01/22 (b)	3,505
1,105,000	Roper Technologies Inc., 0.45%, 8/15/22	1,107
2,910,000	Royalty Pharma PLC 144A, 0.75%, 9/02/23 (b)	2,911
1,270,000	Ryder System Inc., 2.80%, 3/01/22	1,306
1,039,000	Ryder System Inc., 2.88%, 6/01/22	1,075
960,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	965
1,885,000	Southwest Airlines Co., 4.75%, 5/04/23	2,020
3,500,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD
	+ 0.800%), 1.05%, 6/15/21 (a)	3,362
205,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	207
450,000	Starbucks Corp., 1.30%, 5/07/22	457

Annual Report   15

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

1,700,000	Takeda Pharmaceutical Co. Ltd. 144A, (3 mo.
	EURIBOR + 0.550%), 0.06%, 11/21/20
	EUR (a)(b)(c)	$1,980
465,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	488
4,290,000	Toyota Motor Credit Corp., 0.50%, 8/14/23	4,318
6,280,000	Upjohn Inc. 144A, 1.13%, 6/22/22 (b)	6,339
995,000	Volkswagen Group of America Finance LLC
	144A, 2.50%, 9/24/21 (b)	1,013
4,425,000	Volkswagen Group of America Finance LLC
	144A, 2.90%, 5/13/22 (b)	4,570
5,500,000	Volkswagen Group of America Finance LLC
	144A, 3.13%, 5/12/23 (b)	5,818
2,065,000	Volkswagen Group of America Finance LLC
	144A, 3.88%, 11/13/20 (b)	2,067
3,500,000	Vulcan Materials Co., (3 mo. LIBOR USD
	+ 0.650%), 0.90%, 3/01/21 (a)	3,498
		167,038
Utility (5%)
4,044,000	CenterPoint Energy Inc., 3.60%, 11/01/21	4,171
2,675,000	Chevron Corp., (3 mo. LIBOR USD + 0.900%), 1.11%, 5/11/23 (a)	2,726
4,025,000	Chevron USA Inc., (3 mo. LIBOR USD
	+ 0.110%), 0.32%, 8/12/22 (a)	4,026
4,115,000	Chevron USA Inc., (3 mo. LIBOR USD
	+ 0.200%), 0.41%, 8/11/23 (a)	4,122
2,065,000	Dominion Energy Inc., (3 mo. LIBOR USD
	+ 0.530%), 0.78%, 9/15/23 (a)	2,071
6,180,000	DTE Energy Co., 0.55%, 11/01/22	6,206
2,670,000	Duke Energy Progress LLC, (3 mo. LIBOR USD + 0.180%), 0.43%, 2/18/22 (a)	2,671
3,000,000	Evergy Inc., 4.85%, 6/01/21	3,044
5,355,000	Florida Power & Light Co., (3 mo. LIBOR USD + 0.380%), 0.60%, 7/28/23 (a)	5,358
1,390,000	Gray Oak Pipeline LLC 144A,
	2.00%, 9/15/23 (b)	1,395
1,325,000	Kinder Morgan Inc., (3 mo. LIBOR USD
	+ 1.280%), 1.52%, 1/15/23 (a)	1,332
408,000	Occidental Petroleum Corp., 2.60%, 8/13/21	400
425,000	Occidental Petroleum Corp., 2.70%, 8/15/22	394
3,580,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	3,581
1,035,000	Phillips 66, (3 mo. LIBOR USD + 0.600%),
	0.83%, 2/26/21 (a)	1,035
3,990,000	Sempra Energy, (3 mo. LIBOR USD + 0.450%), 0.70%, 3/15/21 (a)	3,995
1,737,000	Sunoco Logistics Partners Operations LP,
	4.40%, 4/01/21	1,758
5,445,000	Valero Energy Corp., (3 mo. LIBOR USD
	+ 1.150%), 1.40%, 9/15/23 (a)	5,444
4,597,000	Williams Cos. Inc., 4.00%, 11/15/21	4,713
		58,442
Total Corporate Bond (Cost - $528,277)		531,802
Foreign Government (1%)
8,100,000	Instituto de Credito Oficial 144A, (3 mo. LIBOR USD + 0.150%), 0.40%, 12/15/21 (a)(b)	8,100

Principal or Shares	Security Description	Value (000)

3,070,000	Kommuninvest I Sverige AB 144A,
	0.25%, 12/01/22 (b)	$3,069
371,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	384
Total Foreign Government (Cost - $11,546)		11,553
Mortgage Backed (10%)
1,330,136	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 0.980%), 1.13%, 11/14/35 (a)(b)	1,328
2,866,879	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 0.920%), 1.07%, 10/15/36 (a)(b)	2,872
1,009,076	BX Commercial Mortgage Trust 2020-BXLP
	144A, (1 mo. LIBOR USD + 1.600%),
	1.75%, 12/15/36 (a)(b)	977
1,829,648	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 0.870%), 1.02%, 6/15/35 (a)(b)	1,828
5,850,000	BXMT 2020-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 0.900%), 1.05%, 2/16/37 (a)(b)	5,779
2,500,000	BXMT 2020-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.150%), 1.30%, 2/16/37 (a)(b)	2,467
5,376,798	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 2.050%),
	2.20%, 6/15/34 (a)(b)	4,889
16,420,000	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 0.900%), 1.06%, 11/15/23 (a)(b)	16,358
1,161,939	COMM 2014-CCRE15 Mortgage Trust,
	2.93%, 2/10/47	1,164
2,920,000	COMM 2019-WCM Mortgage Trust 144A, (1 mo. LIBOR USD + 0.900%), 1.05%, 10/15/34 (a)(b)	2,910
3,551,844	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 11/25/39 (a)(b)	3,211
614,084	Connecticut Avenue Securities Trust 2020-R01
	144A, (1 mo. LIBOR USD + 0.800%),
	0.95%, 1/25/40 (a)(b)	615
1,464,122	Connecticut Avenue Securities Trust 2020-R02
	144A, (1 mo. LIBOR USD + 0.750%),
	0.90%, 1/25/40 (a)(b)	1,465
3,550,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD
	+ 1.230%), 1.38%, 5/15/36 (a)(b)	3,543
11,065,000	FHLMC Multifamily Structured Pass-Through
	Certificates, (1 mo. LIBOR USD + 0.220%),
	0.38%, 3/25/25 (a)	11,083
246,322	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 0.700%), 0.85%, 1/25/50 (a)(b)	246
917,784	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 0.750%), 0.90%, 2/25/50 (a)(b)	917

16   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

840,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%),
	2.00%, 2/25/50 (a)(b)	$826
1,900,000	Freddie Mac STACR REMIC Trust 2020-DNA4 144A, (1 mo. LIBOR USD + 1.500%),
	1.65%, 8/25/50 (a)(b)	1,910
3,400,000	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.300%), 1.39%, 10/25/50 (a)(b)	3,409
2,006,965	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 0.750%),
	0.90%, 1/25/50 (a)(b)	2,005
2,640,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%),
	2.05%, 1/25/50 (a)(b)	2,601
4,962,225	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 1.100%),
	1.25%, 3/25/50 (a)(b)	4,968
2,600,000	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 1.300%),
	1.45%, 9/25/50 (a)(b)	2,610
1,570,409	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 1.950%),
	2.10%, 10/25/49 (a)(b)	1,564
1,846,656	Freddie Mac STACR Trust 2019-FTR2 144A, (1 mo. LIBOR USD + 0.950%),
	1.10%, 11/25/48 (a)(b)	1,832
6,483,552	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%),
	1.55%, 2/25/49 (a)(b)	6,254
444,493	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.750%),
	0.90%, 3/25/30 (a)	445
469,944	Gosforth Funding 2017-1 PLC 144A, (3 mo.
	LIBOR USD + 0.470%), 0.70%, 12/19/59 (a)(b)	470
227,089	HarborView Mortgage Loan Trust 2004-10,
	3.29%, 1/19/35 (g)	236
2,950,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2019-MFP 144A, (1 mo. LIBOR USD + 1.160%), 1.31%, 7/15/36 (a)(b)	2,837
2,590,000	MF1 2020-FL3 Ltd. 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 7/15/35 (a)(b)	2,609
670,095	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 1.85%, 10/15/49 (a)(b)	644
2,141,504	New Residential Mortgage Loan Trust 2017-5
	144A, (1 mo. LIBOR USD + 1.500%),
	1.65%, 6/25/57 (a)(b)	2,153
1,700,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.420%), 1.57%, 4/14/36 (a)(b)	1,647
2,840,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.050%), 1.20%, 4/14/37 (a)(b)	2,807
1,780,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.450%), 1.60%, 4/14/37 (a)(b)	1,696

Principal or Shares	Security Description	Value (000)

1,573,918	Ripon Mortgages PLC 144A, (3 mo. LIBOR
	GBP + 0.800%), 0.87%, 8/20/56 GBP (a)(b)(c)	$2,038
16,463	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR
	USD + 0.750%), 0.90%, 9/25/48 (a)(b)	17
2,502,245	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%), 1.80%, 4/25/43 (a)(b)	2,435
4,474,951	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 1.250%), 1.40%, 2/25/47 (a)(b)	4,416
5,200,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 2.400%), 2.55%, 2/25/47 (a)(b)	4,963
112,976	Structured Adjustable Rate Mortgage Loan Trust,
	3.04%, 9/25/34 (g)	113
1,601	Structured Asset Mortgage Investments Trust
	2003-CL1, 2.30%, 7/25/32 (g)	1
Total Mortgage Backed (Cost - $121,202)		119,158
Municipal (0%)
1,375,000	State of California, 0.93%, 4/01/47 (g)	1,379
Total Municipal (Cost - $1,378)		1,379
NCUA Guaranteed (0%)
833,389	NCUA Guaranteed Notes Trust 2010-R3, 1A, (1 mo. LIBOR USD + 0.560%),
	0.70%, 12/08/20 (a)
	(Cost - $833)	833
U.S. Government Agency (0%)
5,200,000	U.S. Cash Management Bill, 0.10%, 1/12/21 (d)
	(Cost - $5,199)	5,199
U.S. Treasury (12%)
5,000,000	U.S. Treasury Bill, 0.09%, 1/05/21 (d)	4,999
10,000,000	U.S. Treasury Bill, 0.10%, 1/21/21 (d)	9,998
15,000,000	U.S. Treasury Bill, 0.10%, 3/25/21 (d)	14,995
35,000,000	U.S. Treasury Bill, 0.12%, 8/12/21 (d)	34,974
30,000,000	U.S. Treasury Note, 1.13%, 2/28/21	30,102
30,000,000	U.S. Treasury Note, 1.75%, 7/31/21	30,363
10,000,000	U.S. Treasury Note, 2.13%, 5/31/21	10,116
8,000,000	U.S. Treasury Note, 3.63%, 2/15/21	8,081
Total U.S. Treasury (Cost - $143,027)		143,628
Investment Company (1%)
9,893,718	Payden Cash Reserves Money Market Fund *
	(Cost - $9,894)	9,894
Total Investments (Cost - $1,237,547) (102%)		1,240,229
Liabilities in excess of Other Assets (-2%)		(20,715)
Net Assets (100%)		$1,219,514

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)	Yield to maturity at time of purchase.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)

All or a portion of these securities are on loan. At October 31, 2020, the total market value of the Fund’s securities on loan is $9,105 and the total market value of the collateral held by the Fund is $9,354. Amounts in 000s.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Annual Report   17

          Payden Limited Maturity Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
GBP 42	USD 54	HSBC Bank USA, N.A.	03/22/2021	$—
USD 6,996	EUR 5,872	Citibank, N.A.	03/22/2021	134
USD 12,718	CAD 16,713	HSBC Bank USA, N.A.	03/22/2021	167

				301

Liabilities:
CAD 2,039	USD 1,545	HSBC Bank USA, N.A.	03/22/2021	(13)
EUR 3,012	USD 3,551	Citibank, N.A.	03/22/2021	(31)
USD 2,085	GBP 1,618	HSBC Bank USA, N.A.	03/22/2021	(14)

				(58)

Net Unrealized Appreciation (Depreciation)				$243

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Treasury 5-Year Note Future	106	Dec-20	$(13,314)	$32	$32

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$9,105
Non-cash Collateral[2]	(9,105)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

18   Payden Mutual Funds

            Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate	37%
Asset Backed	28%
U.S. Treasury	17%
Mortgage Backed	16%
Other	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020

Principal or Shares	Security Description	Value (000)

Asset Backed (28%)
3,030,847	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD + 0.840%), 1.05%, 7/25/27 (a)(b)	$3,008
40,616	Ally Auto Receivables Trust 2017-4, 1.75%, 12/15/21	41
7,602,464	Ally Auto Receivables Trust 2019-1, 2.91%, 9/15/23	7,741
3,565,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 1.74%, 7/15/27 (a)(b)	3,542
5,800,000	AmeriCredit Automobile Receivables Trust 2020-1, 1.11%, 8/19/24	5,862
3,690,000	AmeriCredit Automobile Receivables Trust 2020-2, 0.66%, 12/18/24	3,710
5,800,000	AMSR 2020-SFR5 Trust 144A, 1.38%, 11/17/37 (b)	5,804
9,132,830	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 0.930%), 1.15%, 7/18/27 (a)(b)	9,065
10,540,000	Ballyrock CLO 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 1.700%), 1.99%, 7/20/30 (a)(b)	10,568
1,849,689	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 1.02%, 1/20/28 (a)(b)	1,832
3,220,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.30%, 2/16/37 (a)(b)	3,177
8,936,145	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 1.45%, 1/20/29 (a)(b)	8,933
650,329	BMW Vehicle Lease Trust 2018-1, 3.26%, 7/20/21	653
1,830,000	BMW Vehicle Lease Trust 2018-1, 3.36%, 3/21/22	1,846
3,070,000	BMW Vehicle Owner Trust 2020-A, 0.48%, 10/25/24	3,078
10,840,000	Bristol Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.990%), 1.23%, 4/15/29 (a)(b)	10,718
5,020,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.45%, 9/15/35 (a)(b)	4,916

Principal or Shares	Security Description	Value (000)

8,500,000	CarMax Auto Owner Trust 2019-1, 3.05%, 3/15/24	$8,703
8,470,000	CarMax Auto Owner Trust 2019-3, 2.18%, 8/15/24	8,665
3,740,000	CarMax Auto Owner Trust 2020-1, 1.89%, 12/16/24	3,842
1,435,199	CARS-DB4 LP 144A, 2.69%, 2/15/50 (b)	1,479
5,880,000	CIFC Funding 2015-II Ltd. 144A, (3 mo. LIBOR USD + 1.010%), 1.25%, 4/15/30 (a)(b)	5,820
11,040,000	CIFC Funding 2020-I Ltd. 144A, (3 mo. LIBOR USD + 1.700%), 1.94%, 7/15/32 (a)(b)	11,051
5,970,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.250%), 1.40%, 8/20/35 (a)(b)	5,872
6,180,000	CNH Equipment Trust 2019-A, 3.01%, 4/15/24	6,337
2,601,530	Dell Equipment Finance Trust 2018-2 144A, 3.37%, 10/22/23 (b)	2,626
5,820,000	Dell Equipment Finance Trust 2020-2 144A, 0.57%, 10/23/23 (b)	5,836
1,305,000	Drive Auto Receivables Trust 2019-4, 2.51%, 11/17/25	1,337
4,890,000	Drive Auto Receivables Trust 2020-1, 2.08%, 7/15/24	4,983
3,620,000	Drive Auto Receivables Trust 2020-1, 2.36%, 3/16/26	3,713
1,670,000	Drive Auto Receivables Trust 2020-2, 1.42%, 3/17/25	1,691
3,366,437	Enterprise Fleet Financing 2019-2 LLC 144A, 2.29%, 2/20/25 (b)	3,426
11,250,000	FirstKey Homes 2020-SFR2 Trust 144A, 1.27%, 10/19/37 (b)	11,207
4,340,000	Ford Credit Auto Lease Trust 2020-A, 2.05%, 6/15/23	4,443
9,790,000	Ford Credit Auto Owner Trust 2019-A, 2.78%, 9/15/23	10,002

Annual Report   19

            Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

8,690,000	Ford Credit Floorplan Master Owner Trust A 2020-1, 0.70%, 9/15/25	$8,706
3,060,000	GM Financial Automobile Leasing Trust 2020-2, 0.80%, 7/20/23	3,082
1,660,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	1,712
1,290,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	1,335
6,120,000	GMF Floorplan Owner Revolving Trust 2020-1 144A, 0.68%, 8/15/25 (b)	6,136
6,700,000	GreatAmerica Leasing Receivables Funding LLC Series 2019-1 144A, 3.05%, 9/15/22 (b)	6,826
3,800,000	GreatAmerica Leasing Receivables Funding LLC Series 2020-1 144A, 1.76%, 8/15/23 (b)	3,884
7,810,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.180%), 1.33%, 9/15/37 (a)(b)	7,668
3,800,000	HPEFS Equipment Trust 144A, 0.69%, 7/22/30 (b)	3,816
2,720,000	Hyundai Auto Lease Securitization Trust 2020-A 144A, 2.00%, 12/15/23 (b)	2,786
1,810,000	Hyundai Auto Receivables Trust 2016-B, 2.68%, 9/15/23	1,822
2,640,000	InSite Issuer 2020-1A LLC 144A, 1.50%, 9/15/50 (b)	2,644
3,727,577	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%), 0.85%, 3/17/37 (a)(b)	3,709
7,235,000	John Deere Owner Trust 2019-A, 2.91%, 7/17/23	7,385
4,260,000	John Deere Owner Trust 2020-B, 0.51%, 11/15/24	4,274
4,550,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.25%, 6/15/36 (a)(b)	4,535
3,930,000	Kubota Credit Owner Trust 2020-1 144A, 1.96%, 3/15/24 (b)	4,047
194,600	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	192
4,675,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 1.26%, 10/20/27 (a)(b)	4,642
4,970,000	Mercedes-Benz Auto Receivables Trust 2020-1, 0.55%, 2/18/25	4,993
6,290,000	MMAF Equipment Finance LLC 2020-A 144A, 0.97%, 4/09/27 (b)	6,369
3,095,000	Nissan Auto Lease Trust 2020-A, 1.88%, 4/15/25	3,165
8,440,000	Oaktree CLO 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 2.000%), 2.34%, 7/15/29 (a)(b)	8,478
1,486,306	OZLM XIII Ltd. 144A, (3 mo. LIBOR USD + 1.080%), 1.29%, 7/30/27 (a)(b)	1,477
12,600,000	Palmer Square CLO 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 2.000%), 2.22%, 4/20/29 (a)(b)	12,638
10,152,408	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 1.05%, 2/20/28 (a)(b)	10,056
2,100,000	PFS Financing Corp. 144A, 0.93%, 8/15/24 (b)	2,108
3,050,000	PFS Financing Corp. 144A, 0.97%, 2/15/26 (b)	3,064

Principal or Shares	Security Description	Value (000)

6,230,000	PFS Financing Corp. 144A, 1.21%, 6/15/24 (b)	$6,295
6,140,000	PFS Financing Corp. 144A, 2.89%, 2/15/23 (b)	6,183
485,527	Prestige Auto Receivables Trust 2018-1 144A, 3.29%, 9/15/22 (b)	486
12,070,000	RR 10 Ltd. 144A, (3 mo. LIBOR USD + 1.800%), 2.04%, 7/15/33 (a)(b)	12,114
3,000,000	Santander Drive Auto Receivables Trust 2020-2, 0.67%, 4/15/24	3,011
4,730,000	Santander Retail Auto Lease Trust 2019-B 144A, 2.30%, 1/20/23 (b)	4,830
4,410,000	Stack Infrastructure Issuer 2020-1A LLC 144A, 1.89%, 8/25/45 (b)	4,439
5,880,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.23%, 7/15/38 (a)(b)	5,816
3,841,575	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	3,922
1,000,000	Trillium Credit Card Trust II 144A, 2.33%, 12/26/24 (b)	1,013
7,960,000	TRTX 2019-FL3 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 1.60%, 10/15/34 (a)(b)	7,834
6,550,000	Vantage Data Centers 2020-1A LLC 144A, 1.65%, 9/15/45 (b)	6,530
2,860,000	VB-S1 Issuer LLC 144A, 3.03%, 6/15/50 (b)	2,978
7,500,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR USD + 1.180%), 1.40%, 10/20/28 (a)(b)	7,452
9,960,000	Verizon Owner Trust 2019-A, 2.93%, 9/20/23	10,194
3,370,000	Volkswagen Auto Lease Trust 2019-A, 1.99%, 11/21/22	3,432
2,662,834	Volkswagen Auto Loan Enhanced Trust 2018-1, 3.02%, 11/21/22	2,699
7,130,000	Volvo Financial Equipment LLC Series 2019-1 144A, 3.00%, 3/15/23 (b)	7,265
1,323,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (b)	1,363
3,700,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (b)	3,798
3,780,000	Westlake Automobile Receivables Trust 2020-2 144A, 1.32%, 7/15/25 (b)	3,824
4,500,000	Wingstop Funding 2020-1A LLC 144A, 2.84%, 12/05/50 (b)	4,566

Total Asset Backed (Cost - $424,460)		427,120

Commercial Paper(c) (0%)
8,000,000	Consolidated Edison Company of New York Inc., 0.17%, 11/02/20
	(Cost - $8,000)	8,000

Corporate Bond (37%)
Financial (24%)
2,565,000	AIG Global Funding 144A, 0.80%, 7/07/23 (b)	2,585
4,089,000	AIG Global Funding 144A, 2.30%, 7/01/22 (b)	4,223
1,100,000	Air Lease Corp., 2.25%, 1/15/23	1,107
765,000	Air Lease Corp., 2.75%, 1/15/23	775
4,360,000	Akelius Residential Property AB, 1.13%, 3/14/24 EUR (d)(e)	5,207
2,240,000	Ally Financial Inc., 1.45%, 10/02/23	2,261
1,890,000	Ally Financial Inc., 3.88%, 5/21/24	2,034
3,610,000	American Honda Finance Corp., 0.88%, 7/07/23	3,641
4,010,000	American Honda Finance Corp., 2.05%, 1/10/23	4,148

20   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,965,000	ANZ New Zealand Int’l Ltd. 144A, 1.90%, 2/13/23 (b)	$4,089
4,095,000	Aon Corp., 2.20%, 11/15/22	4,242
2,455,000	Ares Capital Corp., 3.63%, 1/19/22	2,519
377,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%), 1.48%, 3/26/21 (a)	377
3,070,000	Athene Global Funding 144A, 1.20%, 10/13/23 (b)	3,076
3,495,000	Athene Global Funding 144A, 2.80%, 5/26/23 (b)	3,646
4,600,000	Banco Bilbao Vizcaya Argentaria SA, 0.88%, 9/18/23	4,599
3,000,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (b)	3,047
2,475,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (b)	2,484
3,450,000	Banco Santander Chile 144A, 2.50%, 12/15/20 (b)	3,459
7,845,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.740%), 0.81%, 10/24/24 (a)	7,856
4,600,000	Bank of America Corp., (3 mo. LIBOR USD + 0.930%), 2.82%, 7/21/23 (a)	4,771
2,500,000	Bank of America Corp., (3 mo. LIBOR USD + 0.630%), 3.50%, 5/17/22 (a)	2,541
6,885,000	Bank of Nova Scotia, 0.80%, 6/15/23	6,935
2,751,000	Bank of Nova Scotia, 2.00%, 11/15/22	2,844
3,115,000	Bank of Nova Scotia, 2.38%, 1/18/23	3,244
3,265,000	Banque Federative du Credit Mutuel SA 144A, 2.13%, 11/21/22 (b)	3,373
2,000,000	Banque Federative du Credit Mutuel SA 144A, 2.70%, 7/20/22 (b)	2,075
2,930,000	Barclays Bank PLC, 1.70%, 5/12/22	2,986
2,495,000	Barclays PLC, 3.25%, 1/12/21	2,509
7,000,000	BBVA USA, 2.88%, 6/29/22	7,245
5,570,000	BMW Finance NV 144A, 2.25%, 8/12/22 (b)	5,738
3,800,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	3,942
4,250,000	BNZ International Funding Ltd. 144A, 3.38%, 3/01/23 (b)	4,530
5,265,000	Canadian Imperial Bank of Commerce, 0.95%, 6/23/23	5,327
2,030,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (a)	2,100
3,300,000	CIT Group Inc., 5.00%, 8/15/22	3,490
7,835,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.686%), 0.78%, 10/30/24 (a)	7,836
1,475,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.667%), 1.68%, 5/15/24 (a)	1,512
2,100,000	Citizens Bank NA, 3.25%, 2/14/22	2,171
2,005,000	Comerica Bank, 2.50%, 7/23/24	2,138
4,610,000	Credit Suisse AG, 1.00%, 5/05/23	4,669
1,890,000	Credit Suisse AG, 2.80%, 4/08/22	1,956
4,750,000	Credit Suisse Group AG 144A, 3.57%, 1/09/23 (b)	4,909
2,840,000	DBS Group Holdings Ltd. 144A, 2.85%, 4/16/22 (b)	2,934
1,470,000	Enstar Group Ltd., 4.50%, 3/10/22	1,523

Principal or Shares	Security Description	Value (000)

4,420,000	Equinix Inc., 2.63%, 11/18/24	$4,703
1,935,000	First Republic Bank, (U.S. Secured Overnight Financing Rate + 0.620%), 1.91%, 2/12/24 (a)	1,993
4,500,000	FS KKR Capital Corp., 4.75%, 5/15/22	4,594
3,980,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	3,768
1,198,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 0.821%), 2.88%, 10/31/22 (a)	1,227
5,420,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	5,487
1,645,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,814
2,050,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,089
1,320,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	1,326
3,710,000	ICICI Bank Ltd. 144A, 5.75%, 11/16/20 (b)	3,716
1,255,000	Intercontinental Exchange Inc., 0.70%, 6/15/23	1,264
3,260,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (b)	3,358
655,000	iStar Inc., 4.75%, 10/01/24	627
3,935,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (b)	3,970
5,150,000	Jackson National Life Global Funding 144A, 3.30%, 2/01/22 (b)	5,340
4,065,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 0.600%), 0.65%, 9/16/24 (a)	4,069
3,615,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.695%), 3.21%, 4/01/23 (a)	3,757
3,870,000	Macquarie Bank Ltd. 144A, 2.10%, 10/17/22 (b)	3,991
5,005,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 1.28%, 11/28/23 (a)(b)	5,028
3,550,000	Metropolitan Life Global Funding I 144A, 0.90%, 6/08/23 (b)	3,590
7,085,000	Mitsubishi UFJ Financial Group Inc., 2.62%, 7/18/22	7,350
7,232,000	Mitsubishi UFJ Financial Group Inc., 3.22%, 3/07/22	7,502
5,200,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.610%), 0.85%, 9/08/24 (a)	5,192
2,595,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.840%), 2.72%, 7/16/23 (a)	2,687
2,230,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.745%), 0.86%, 10/21/25 (a)	2,229
1,186,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%), 1.40%, 1/20/22 (a)	1,189
3,435,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (a)	3,660
1,875,000	National Bank of Canada, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.770%), 0.90%, 8/15/23 (a)	1,887
7,685,000	National Bank of Canada, 2.10%, 2/01/23	7,949
2,125,000	National Bank of Canada 144A, 2.15%, 10/07/22 (b)	2,196
3,500,000	National Securities Clearing Corp. 144A, 1.20%, 4/23/23 (b)	3,568
5,420,000	Natwest Group PLC, (3 mo. LIBOR USD + 1.470%), 1.75%, 5/15/23 (a)	5,456

Annual Report   21

            Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

4,455,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (b)	$4,692
2,430,000	New York Life Global Funding 144A,
	1.10%, 5/05/23 (b)	2,469
1,510,000	Nordea Bank Abp 144A, 1.00%, 6/09/23 (b)	1,531
2,160,000	Owl Rock Capital Corp., 4.25%, 1/15/26	2,185
890,000	Park Aerospace Holdings Ltd. 144A,
	5.25%, 8/15/22 (b)	917
3,045,000	PayPal Holdings Inc., 1.35%, 6/01/23	3,112
3,225,000	PayPal Holdings Inc., 2.20%, 9/26/22	3,335
4,485,000	Protective Life Global Funding 144A,
	0.63%, 10/13/23 (b)	4,495
1,695,000	Protective Life Global Funding 144A,
	1.08%, 6/09/23 (b)	1,718
1,995,000	Reliance Standard Life Global Funding II 144A, 2.15%, 1/21/23 (b)	2,047
2,600,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (b)	2,674
5,195,000	Royal Bank of Canada, 0.50%, 10/26/23	5,192
2,050,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,125
1,595,000	Santander Holdings USA Inc., 4.45%, 12/03/21	1,657
5,650,000	Santander UK PLC, 2.10%, 1/13/23	5,834
2,850,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (b)	2,948
1,195,000	Shriram Transport Finance Co. Ltd. 144A,
	5.10%, 7/16/23 (b)	1,150
5,610,000	Skandinaviska Enskilda Banken AB 144A,
	0.55%, 9/01/23 (b)	5,611
1,136,000	SLM Corp., 5.13%, 4/05/22 (f)	1,171
1,045,000	Starwood Property Trust Inc., 3.63%, 2/01/21	1,046
3,630,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	0.80%, 9/12/23 (b)	3,646
2,245,000	Suncorp-Metway Ltd. 144A,
	2.38%, 11/09/20 (b)	2,246
5,325,000	Svenska Handelsbanken AB 144A,
	0.63%, 6/30/23 (b)	5,345
515,000	Synchrony Financial, 2.85%, 7/25/22	531
1,285,000	Synchrony Financial, 3.75%, 8/15/21	1,309
1,505,000	Synovus Bank, (U.S. Secured Overnight
	Financing Rate + 0.945%), 2.29%, 2/10/23 (a)	1,525
2,940,000	UBS Group AG 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity
	+ 0.830%), 1.01%, 7/30/24 (a)(b)	2,953
2,500,000	UBS Group AG 144A, (3 mo. LIBOR USD
	+ 0.954%), 2.86%, 8/15/23 (a)(b)	2,591
2,330,000	UBS Group AG 144A, 3.49%, 5/23/23 (b)	2,429
1,000,000	UniCredit SpA 144A, 6.57%, 1/14/22 (b)	1,058
3,075,000	Ventas Realty LP, 2.65%, 1/15/25	3,249
7,625,000	Wells Fargo Bank NA, (3 mo. LIBOR USD
	+ 0.650%), 2.08%, 9/09/22 (a)	7,733
		365,773
Industrial (10%)
335,000	3M Co., 2.65%, 4/15/25	363
7,385,000	AbbVie Inc. 144A, 2.15%, 11/19/21 (b)	7,519
5,000,000	AbbVie Inc. 144A, 2.30%, 11/21/22 (b)	5,183
1,081,000	Anglo American Capital PLC 144A,
	4.13%, 4/15/21 (b)	1,099
2,420,000	Aviation Capital Group LLC 144A,
	3.88%, 5/01/23 (b)	2,428

Principal or Shares	Security Description	Value (000)

1,980,000	Aviation Capital Group LLC 144A,
	4.38%, 1/30/24 (b)	$2,000
3,650,000	Becton Dickinson Euro Finance Sarl,
	0.63%, 6/04/23 EUR (e)	4,314
2,317,000	Caterpillar Financial Services Corp.,
	0.65%, 7/07/23	2,332
1,750,000	Centene Corp., 4.75%, 1/15/25	1,800
1,825,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%),
	0.90%, 9/17/21 (a)	1,825
2,455,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	2,498
2,147,000	Daimler Finance North America LLC 144A,
	3.35%, 2/22/23 (b)	2,266
264,000	Dell International LLC/EMC Corp. 144A,
	5.88%, 6/15/21 (b)	265
2,999,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,997
730,000	Elanco Animal Health Inc., 4.91%, 8/27/21	748
2,800,000	Evernorth Health Inc., 2.60%, 11/30/20	2,805
2,665,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	2,781
1,270,000	Fox Corp., 3.67%, 1/25/22	1,321
1,845,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.310%), 1.53%, 6/30/22 (a)	1,848
2,520,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.550%), 1.78%, 1/14/22 (a)	2,532
6,045,000	Gilead Sciences Inc., 0.75%, 9/29/23	6,061
4,175,000	GlaxoSmithKline Capital PLC, 0.53%, 10/01/23	4,173
3,760,000	Hyundai Capital America 144A,
	1.25%, 9/18/23 (b)	3,772
1,660,000	Infor Inc. 144A, 1.45%, 7/15/23 (b)	1,685
2,320,000	Lennar Corp., 4.13%, 1/15/22	2,380
675,000	McDonald’s Corp., 3.30%, 7/01/25	747
3,185,000	Microchip Technology Inc. 144A,
	2.67%, 9/01/23 (b)	3,307
1,035,000	Mondelez International Inc., 2.13%, 4/13/23	1,073
7,200,000	Mylan Inc. 144A, 3.13%, 1/15/23 (b)	7,569
460,000	NIKE Inc., 2.40%, 3/27/25	494
1,315,000	Nutrition & Biosciences Inc. 144A,
	0.70%, 9/15/22 (b)	1,319
1,585,000	Oracle Corp., 2.50%, 4/01/25	1,697
3,155,000	Pelabuhan Indonesia III Persero PT 144A,
	4.50%, 5/02/23 (b)	3,338
1,450,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 3.65%, 7/29/21 (b)	1,480
7,450,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 4.25%, 1/17/23 (b)	8,019
1,066,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	1,063
3,860,000	Royalty Pharma PLC 144A, 0.75%, 9/02/23 (b)	3,861
2,400,000	Ryder System Inc., 2.50%, 9/01/22	2,482
1,657,000	Ryder System Inc., 2.88%, 6/01/22	1,714
5,740,000	Ryder System Inc., 3.40%, 3/01/23	6,071
1,550,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	1,564
1,050,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	1,058
1,595,000	SMBC Aviation Capital Finance DAC 144A,
	3.00%, 7/15/22 (b)	1,632
1,415,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	1,423
2,860,000	Southwest Airlines Co., 4.75%, 5/04/23	3,066

22   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,165,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A,
	3.36%, 9/20/21 (b)	$1,178
575,000	Target Corp., 2.25%, 4/15/25	614
930,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	917
1,100,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	1,109
800,000	Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 1/31/25	831
855,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	897
5,685,000	Toyota Motor Credit Corp., 0.50%, 8/14/23	5,722
3,000,000	Upjohn Inc. 144A, 1.13%, 6/22/22 (b)	3,028
1,885,000	Volkswagen Group of America Finance LLC
	144A, 2.50%, 9/24/21 (b)	1,919
1,560,000	Volkswagen Group of America Finance LLC
	144A, 2.70%, 9/26/22 (b)	1,617
7,175,000	Volkswagen Group of America Finance LLC
	144A, 2.90%, 5/13/22 (b)	7,411
2,750,000	Volkswagen Group of America Finance LLC
	144A, 3.88%, 11/13/20 (b)	2,753
1,340,000	Westinghouse Air Brake Technologies Corp.,
	3.20%, 6/15/25	1,429
		149,397
Utility (3%)
3,725,000	Aker BP ASA 144A, 2.88%, 1/15/26 (b)	3,692
8,165,000	DTE Energy Co., 0.55%, 11/01/22	8,200
7,700,000	Enel Finance International NV 144A,
	2.88%, 5/25/22 (b)	7,944
1,865,000	Gray Oak Pipeline LLC 144A,
	2.00%, 9/15/23 (b)	1,872
2,255,000	Kinder Morgan Inc., (3 mo. LIBOR USD
	+ 1.280%), 1.52%, 1/15/23 (a)	2,266
1,815,000	NextEra Energy Operating Partners LP 144A,
	4.25%, 7/15/24 (b)	1,899
453,000	Occidental Petroleum Corp., 2.60%, 8/13/21	444
695,000	Occidental Petroleum Corp., 2.70%, 8/15/22	644
4,980,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	4,981
4,685,000	PNM Resources Inc., 3.25%, 3/09/21	4,726
921,429	Southern California Edison Co., 1.85%, 2/01/22	922
8,160,000	Southern Co. Gas Capital Corp.,
	2.45%, 10/01/23	8,572
4,000,000	Valero Energy Corp., 2.70%, 4/15/23	4,118
		50,280
Total Corporate Bond (Cost - $555,588)		565,450
Foreign Government (1%)
1,960,000	Abu Dhabi Government International Bond
	144A, 2.50%, 10/11/22 (b)	2,031
2,120,000	Fondo MIVIVIENDA SA 144A,
	3.50%, 1/31/23 (b)	2,223
3,130,000	Georgia Government International Bond 144A,
	6.88%, 4/12/21 (b)	3,189
646,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	668
Total Foreign Government (Cost - $7,906)		8,111

Principal or Shares	Security Description	Value (000)

Mortgage Backed (16%)
3,274,775	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR
	USD + 1.400%), 1.55%, 11/14/35 (a)(b)	$3,196
129,710,997	Benchmark 2018-B6 Mortgage Trust,
	0.44%, 10/10/51 (g)	3,176
2,847,893	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 0.920%),
	1.07%, 10/15/36 (a)(b)	2,853
2,866,879	BX Commercial Mortgage Trust 2019-XL 144A,
	(1 mo. LIBOR USD + 1.080%),
	1.23%, 10/15/36 (a)(b)	2,867
1,628,509	BX Commercial Mortgage Trust 2020-BXLP
	144A, (1 mo. LIBOR USD + 1.600%),
	1.75%, 12/15/36 (a)(b)	1,577
2,150,000	BX Commercial Mortgage Trust 2020-VKNG
	144A, (1 mo. LIBOR USD + 0.930%),
	1.08%, 10/15/37 (a)(b)	2,157
6,480,000	BX Commercial Mortgage Trust 2020-VKNG
	144A, (1 mo. LIBOR USD + 1.130%),
	1.28%, 10/15/37 (a)(b)	6,504
22,486,058	Cantor Commercial Real Estate Lending
	2019-CF1, 1.14%, 5/15/52 (g)	1,653
9,031,030	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 2.050%),
	2.20%, 6/15/34 (a)(b)	8,212
44,823,886	Citigroup Commercial Mortgage Trust 2018-C6,
	0.78%, 11/10/51 (g)	2,341
20,940,000	Cold Storage Trust 2020-ICE5 144A, (1 mo.
	LIBOR USD + 0.900%), 1.06%, 11/15/23 (a)(b)	20,862
5,740,000	COMM 2019-WCM Mortgage Trust 144A, (1
	mo. LIBOR USD + 0.900%),
	1.05%, 10/15/34 (a)(b)	5,720
6,886,671	Connecticut Avenue Securities Trust 2019-HRP1
	144A, (1 mo. LIBOR USD + 2.150%),
	2.30%, 11/25/39 (a)(b)	6,225
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1
	144A, (1 mo. LIBOR USD + 9.250%),
	9.40%, 11/25/39 (a)(b)	3,242
3,327,966	Connecticut Avenue Securities Trust 2019-R07
	144A, (1 mo. LIBOR USD + 2.100%),
	2.25%, 10/25/39 (a)(b)	3,310
1,390,000	Connecticut Avenue Securities Trust 2020-R01
	144A, (1 mo. LIBOR USD + 2.050%),
	2.20%, 1/25/40 (a)(b)	1,369
900,000	Connecticut Avenue Securities Trust 2020-SBT1
	144A, (1 mo. LIBOR USD + 3.650%),
	3.80%, 2/25/40 (a)(b)	862
2,860,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD
	+ 1.230%), 1.38%, 5/15/36 (a)(b)	2,854
1,679,294	Fannie Mae Connecticut Avenue Securities,
	(1 mo. LIBOR USD + 2.200%), 2.35%, 8/25/30 (a)	1,637
4,435,515	Fannie Mae Connecticut Avenue Securities,
	(1 mo. LIBOR USD + 2.250%), 2.40%, 7/25/30 (a)	4,388
8,616,027	FN AS7638 15YR, 2.50%, 7/01/31	8,967
10,662,943	FN BM5108 15YR, 3.00%, 2/01/33	11,165
12,864,342	FN FM2743 15YR, 3.00%, 2/01/34	13,493

Annual Report   23

            Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

4,928,280	FN MA3124 15YR, 2.50%, 9/01/32	$5,131
26,691,117	FR SB0084 15YR, 3.00%, 2/01/32	28,452
5,689,796	FR ZS7279 15YR, 2.50%, 1/01/29	5,930
13,005,957	FR ZS8617 15YR, 2.50%, 8/01/31	13,543
3,031,942	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 1.850%), 2.00%, 9/25/49 (a)(b)	2,982
3,593,967	Freddie Mac STACR REMIC Trust 2019-HQA4 144A, (1 mo. LIBOR USD + 2.050%),
	2.20%, 11/25/49 (a)(b)	3,584
2,100,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%),
	1.85%, 1/25/50 (a)(b)	2,063
1,020,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%),
	2.00%, 2/25/50 (a)(b)	1,004
4,090,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%),
	2.05%, 1/25/50 (a)(b)	4,029
1,170,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 3.100%),
	3.25%, 3/25/50 (a)(b)	1,158
3,098,828	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 1.950%),
	2.10%, 10/25/49 (a)(b)	3,086
10,533,278	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%),
	1.55%, 2/25/49 (a)(b)	10,161
1,450,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%),
	4.75%, 12/25/42 (a)	1,378
1,115,499	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%),
	11.40%, 10/25/29 (a)	1,055
164,727	HomeBanc Mortgage Trust 2004-1, (1 mo.
	LIBOR USD + 0.860%), 1.01%, 8/25/29 (a)	159
5,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP 144A, (1 mo. LIBOR USD + 1.160%), 1.31%, 7/15/36 (a)(b)	4,809
662,177	JP Morgan Mortgage Trust 2017-1 144A,
	3.50%, 1/25/47 (b)(g)	666
2,230,300	JP Morgan Mortgage Trust 2017-5 144A,
	3.00%, 10/26/48 (b)(g)	2,247
2,040,000	Lanark Master Issuer PLC, (3 mo. LIBOR USD
	+ 0.420%), 0.68%, 12/22/69 (a)	2,041
170,681	Merrill Lynch Mortgage Investors Trust Series
	MLCC 2004-1, 2.74%, 12/25/34 (g)	171
1,070,000	MF1 2020-FL3 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.850%), 3.00%, 7/15/35 (a)(b)	1,082
3,400,000	Morgan Stanley Capital I Trust 2017-CLS 144A, (1 mo. LIBOR USD + 0.700%),
	0.85%, 11/15/34 (a)(b)	3,396
64,073	Morgan Stanley Mortgage Loan Trust 2004-5AR, 2.92%, 7/25/34 (g)	65
1,349,369	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 1.85%, 10/15/49 (a)(b)	1,297

Principal or Shares	Security Description	Value (000)

1,611,594	New Residential Mortgage Loan Trust 2017-1
	144A, 4.00%, 2/25/57 (b)(g)	$1,751
3,737,157	New Residential Mortgage Loan Trust 2017-3
	144A, 4.00%, 4/25/57 (b)(g)	4,049
3,604,344	New Residential Mortgage Loan Trust 2017-4
	144A, 4.00%, 5/25/57 (b)(g)	3,950
5,530,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.050%), 1.20%, 4/14/37 (a)(b)	5,466
3,510,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.450%), 1.60%, 4/14/37 (a)(b)	3,345
1,440,539	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	1,034
4,848,627	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 1.80%, 4/25/43 (a)(b)	4,717
2,750,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 3.90%, 4/25/43 (a)(b)	2,609
650,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.65%, 2/25/47 (a)(b)	649
Total Mortgage Backed (Cost - $250,375)		245,689
U.S. Government Agency (1%)
7,460,000	FHLMC, 0.38%, 4/20/23	7,490
8,260,000	FNMA, 0.25%, 7/10/23	8,271
Total U.S. Government Agency (Cost - $15,684)		15,761
U.S. Treasury (17%)
40,237,000	U.S. Treasury Note, 0.13%, 8/31/22	40,216
22,695,000	U.S. Treasury Note, 0.13%, 9/30/22	22,683
97,702,000	U.S. Treasury Note, 0.13%, 9/15/23	97,515
93,070,000	U.S. Treasury Note, 0.25%, 6/15/23	93,246
1,191,000	U.S. Treasury Note, 2.75%, 5/31/23 (h)(i)	1,270
Total U.S. Treasury (Cost - $255,009)		254,930
Investment Company (0%)
2,565,601	Payden Cash Reserves Money Market Fund *
	(Cost - $2,566)	2,566
Total Investments (Cost - $1,519,588) (100%)		1,527,627
Other Assets, net of Liabilities (0%)		5,355
Net Assets (100%)		$1,532,982

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Principal in foreign currency.
(f)

All or a portion of these securities are on loan. At October 31, 2020, the total market value of the Fund’s securities on loan is $127 and the total market value of the collateral held by the Fund is $130. Amounts in 000s.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

24   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 13,786	EUR 11,727	Citibank, N.A.	03/22/2021	$82
Liabilities:
EUR 3,500	USD 4,126	Citibank, N.A.	03/22/2021	(36)

Net Unrealized Appreciation/(Depreciation)				$46

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	1,471	Dec-20	$324,861	$(51)	$(51)

Short Contracts:
U.S. Treasury 10-Year Note Future	385	Dec-20	(53,214)	247	247
U.S. Treasury 5-Year Note Future	125	Dec-20	(15,700)	32	32

					279

Total Futures					$228

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (Depreciation) (000s)
2-Year SOFR Swap, Receive Fixed 0.030% Annually, Pay Variable 0.08% (SOFRRATE) Annually	08/20/2022	USD 10,000	$(6)	$—	$(6)
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 17,216	272	—	272
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 17,216	273	—	273
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 15,118	243	—	243

			$782	$—	$782

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$127
of Assets and Liabilities[1]
Non-cash Collateral[2]	(127)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   25

                  Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Mortgage Backed	89%
U.S. Treasury	4%
Investment Company	3%
Asset Backed	2%
FDIC Guaranteed	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)

Asset Backed (2%)
996,905	Fannie Mae Grantor Trust 2017-T1,
	2.90%, 6/25/27
	(Cost - $1,012)	$1,096
FDIC Guaranteed (2%)
384,706	FDIC Guaranteed Notes Trust 2010-S1 144A,
	3.25%, 4/25/38 (a)	392
19,995	FDIC Guaranteed Notes Trust 2010-S2 144A, (1
	mo. LIBOR USD + 0.700%),
	0.85%, 12/29/45 (a)(b)	20
68,996	FDIC Guaranteed Notes Trust 2010-S3 144A,
	2.74%, 12/03/20 (a)	69
443,219	FDIC Guaranteed Notes Trust 2010-S4 144A, (1
	mo. LIBOR USD + 0.720%),
	0.87%, 12/04/20 (a)(b)	443
Total FDIC Guaranteed (Cost - $918)		924
Mortgage Backed (100%)
1,191,078	FG C91912 20YR, 3.00%, 2/01/37	1,251
76,338	FH 2B0709 ARM, (12 mo. LIBOR USD
	+ 1.750%), 2.58%, 8/01/42 (b)	80
123,538	FH 2B0972 ARM, (12 mo. LIBOR USD
	+ 1.770%), 3.02%, 11/01/42 (b)	128
107,130	FH 2B1333 ARM, (12 mo. LIBOR USD
	+ 1.650%), 3.43%, 4/01/43 (b)	112
688,804	FH 2B4763 ARM, (12 mo. LIBOR USD
	+ 1.620%), 2.16%, 10/01/45 (b)	714
122,538	FH 849486 ARM, (12 mo. LIBOR USD
	+ 1.874%), 3.01%, 8/01/41 (b)	129
681,125	FH 849506 ARM, (12 mo. LIBOR USD
	+ 1.612%), 2.92%, 11/01/44 (b)	709
951,328	FHLMC Multifamily Structured Pass-Through
	Certificates, (1 mo. LIBOR USD + 0.360%),
	0.51%, 7/25/24 (b)	953
1,000,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 0.70%, 4/25/29 (c)	990

Principal or Shares	Security Description	Value (000)

998,972	FHLMC Multifamily Structured Pass-Through
	Certificates, 1.16%, 5/25/50 (c)	$1,010
1,250,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 2.95%, 7/25/24	1,346
1,000,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 3.06%, 8/25/24 (c)	1,083
1,000,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 3.32%, 2/25/23	1,062
52,260	FHLMC Multifamily Structured Pass-Through
	Certificates, 3.45%, 5/25/23	53
323,627	FN 890434 15YR, 3.00%, 7/01/27	345
674,117	FN AH3394 30YR, 4.00%, 1/01/41	743
153,950	FN AI4019 ARM, (12 mo. LIBOR USD
	+ 1.750%), 2.70%, 7/01/41 (b)	161
1,088,897	FN AL2095 15YR, 3.00%, 6/01/27	1,158
690,729	FN AL2221 15YR, 3.00%, 7/01/27	734
147,924	FN AL5596 ARM, (12 mo. LIBOR USD
	+ 1.553%), 3.56%, 2/01/44 (b)	154
167,396	FN AL5790 ARM, (12 mo. LIBOR USD
	+ 1.565%), 2.07%, 10/01/44 (b)	173
191,832	FN AL5967 ARM, (12 mo. LIBOR USD
	+ 1.576%), 2.43%, 11/01/44 (b)	199
680,037	FN AL7648 ARM, (12 mo. LIBOR USD
	+ 1.586%), 2.57%, 10/01/45 (b)	709
413,092	FN AO7975 15YR, 3.00%, 6/01/27	439
465,547	FN AP4746 15YR, 3.00%, 8/01/27	493
960,643	FN AS1745 15YR, 3.00%, 2/01/29	1,027
858,690	FN AS4186 15YR, 2.50%, 1/01/30	903
420,208	FN AS6443 15YR, 3.00%, 12/01/30	448
776,028	FN AS8013 15YR, 2.50%, 9/01/31	830
1,142,855	FN AS8592 15YR, 2.50%, 1/01/32	1,219
102,079	FN AU6974 ARM, (12 mo. LIBOR USD
	+ 1.580%), 2.61%, 11/01/43 (b)	106
301,600	FN AU8673 ARM, (12 mo. LIBOR USD
	+ 1.530%), 3.53%, 2/01/44 (b)	313
866,034	FN AZ2886 ARM, (12 mo. LIBOR USD
	+ 1.600%), 2.63%, 9/01/45 (b)	905

26   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

672,978	FN AZ4380 ARM, (12 mo. LIBOR USD
	+ 1.590%), 2.36%, 8/01/45 (b)	$700
889,710	FN BD2473 ARM, (12 mo. LIBOR USD
	+ 1.620%), 2.50%, 1/01/47 (b)	925
530,461	FN BE7522 15YR, 2.50%, 2/01/32	553
1,085,379	FN BM3938 15YR, 3.50%, 4/01/33	1,193
834,500	FN BM4153 15YR, 3.00%, 6/01/33	893
755,289	FN BO3231 ARM, (12 mo. LIBOR USD
	+ 1.620%), 2.73%, 10/01/49 (b)	795
965,654	FN BP6814 ARM, (12 mo. LIBOR USD
	+ 1.610%), 2.29%, 5/01/50 (b)	1,008
845,799	FN CA4462 15YR, 3.00%, 11/01/34	919
972,642	FN CA6242 15YR, 2.00%, 7/01/35	1,010
866,559	FN MA2868 15YR, 2.50%, 1/01/32	904
1,243,668	FN MA3124 15YR, 2.50%, 9/01/32	1,295
1,194,548	FN MA4012 15YR, 2.00%, 5/01/35	1,239
1,242,790	FN MA4042 15YR, 2.00%, 6/01/35	1,290
2,000,000	FNCL, 1.50%, 30YR TBA (d)	2,010
4,000,000	FNCL, 2.00%, 15YR TBA (d)	4,144
147,309	FNR 2002-10-FA, (1 mo. LIBOR USD
	+ 0.750%), 0.90%, 2/25/32 (b)	149
1,000,000	FR QN3917 15YR, 2.00%, 10/01/35	1,038
999,214	FRESB 2020-SB78 Mortgage Trust,
	0.82%, 6/25/40 (c)	1,004
1,000,000	FRESB 2020-SB79 Mortgage Trust,
	0.80%, 7/25/40 (c)	1,005
648,312	G2 778200, 4.00%, 2/20/32	701
417,741	G2 778203, 4.75%, 2/20/32	460
1,007,137	G2 AD0857, 3.75%, 9/20/33	1,078
339,059	G2 AY5132, 3.25%, 7/20/37	356
700,610	G2 AY5138, 3.25%, 12/20/37	742
703,490	GN 728153, 5.50%, 10/15/29	775
337,690	GN 737791 30YR, 4.50%, 12/15/40	379
4,444,846	GNR 2014-79 ST, 2.55%, 7/20/29 (c)	64
Total Mortgage Backed (Cost - $46,854)		47,308
U.S. Treasury (5%)
750,000	U.S. Treasury Bill, 0.07%, 11/19/20 (e)	750
1,500,000	U.S. Treasury Bill, 0.08%, 11/12/20 (e)	1,500
Total U.S. Treasury (Cost - $2,250)		2,250
Investment Company (4%)
1,857,730	Payden Cash Reserves Money Market Fund *
	(Cost - $1,858)	1,858
Total Investments (Cost - $52,892) (113%)		53,436
Liabilities in excess of Other Assets (-13%)		(6,076)

Net Assets (100%)		$47,360

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security was purchased on a delayed delivery basis.
(e)	Yield to maturity at time of purchase.

See notes to financial statements.

Annual Report   27

            Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Mortgage Backed U.S. Treasury Other	97% 2% 1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (0%)
29,992	FDIC Guaranteed Notes Trust 2010-S2 144A, (1 mo. LIBOR USD + 0.700%), 0.85%, 12/29/45 (a)(b)
	(Cost - $30)	$30
Mortgage Backed (135%)
859,750	Fannie Mae-Aces, (1 mo. LIBOR USD + 0.590%), 0.74%, 9/25/23 (a)	863
585,893	FH 2B4763 ARM, (12 mo. LIBOR USD + 1.620%), 2.16%, 10/01/45 (a)	608
65,931	FHLMC Multifamily Structured Pass-Through Certificates, (1 mo. LIBOR USD + 0.200%), 0.35%, 2/25/23 (a)	66
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, (1 mo. LIBOR USD + 0.220%), 0.38%, 3/25/25 (a)	1,002
2,335,077	FHLMC Multifamily Structured Pass-Through Certificates, (1 mo. LIBOR USD + 0.360%), 0.51%, 7/25/24 (a)	2,340
974,956	FHR, (1 mo. LIBOR USD + 0.300%), 0.45%, 1/15/35 (a)	976
484,585	FN BM2007 30YR, 4.00%, 9/01/48	517
2,260,000	FNCL, 1.50%, 30YR TBA (c)	2,271
6,160,000	FNCL, 3.00%, 30YR TBA (c)	6,439
118,329	FNR 2007-110 FA, (1 mo. LIBOR USD + 0.620%), 0.77%, 12/25/37 (a)	120
333,148	FNR 2019-50 MA, 3.50%, 10/25/40	334
385,258	FNR 86 FE, (1 mo. LIBOR USD + 0.450%), 0.60%, 8/25/25 (a)	385
327,131	G2 3711 30YR, 5.50%, 5/20/35	388
422,253	G2 3747 30YR, 5.00%, 8/20/35	481
263,458	G2 3772 30YR, 5.00%, 10/20/35	300
473,960	G2 3785 30YR, 5.00%, 11/20/35	540
570,396	G2 4802 30YR, 5.00%, 9/20/40	649
1,968,162	G2 4853 30YR, 4.00%, 11/20/40	2,181
308,346	G2 4978 30YR, 4.50%, 3/20/41	343
567,371	G2 5055 30YR, 4.50%, 5/20/41	632
737,961	G2 5083 30YR, 5.00%, 6/20/41	839

Principal or Shares	Security Description	Value (000)

1,026,676	G2 5115 30YR, 4.50%, 7/20/41	$1,143
338,695	G2 5140 30YR, 4.50%, 8/20/41	377
911,423	G2 5233 30YR, 4.00%, 11/20/41	1,013
2,025,001	G2 5258 30YR, 3.50%, 12/20/41	2,214
504,237	G2 770239 30YR, 4.00%, 2/20/42	555
161,810	G2 80013 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.13%, 11/20/26 (a)	163
351,960	G2 80029 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 1/20/27 (a)	365
376,209	G2 80044 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 2/20/27 (a)	390
520,352	G2 80052 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 3/20/27 (a)	539
385,355	G2 80059 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.88%, 4/20/27 (a)	400
21,684	G2 8006 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 7/20/22 (a)	22
898,530	G2 80074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.88%, 5/20/27 (a)	933
1,553,119	G2 80152 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 1/20/28 (a)	1,613
415,837	G2 80154 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 1/20/28 (a)	432

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

697,084	G2 80169 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 2/20/28 (a)	$724
1,000,178	G2 80184 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.88%, 4/20/28 (a)	1,041
53,675	G2 80311 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 8/20/29 (a)	55
992,468	G2 80319 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 9/20/29 (a)	1,026
91,592	G2 8041 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 8/20/22 (a)	92
55,113	G2 80424 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 7/20/30 (a)	55
126,237	G2 80428 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 7/20/30 (a)	132
288,226	G2 80541 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 9/20/31 (a)	299
216,184	G2 80569 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 1/20/32 (a)	226
50,554	G2 80579 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 2/20/32 (a)	53
721,793	G2 80637 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 9/20/32 (a)	749
1,621,151	G2 80795 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.13%, 12/20/33 (a)	1,699
646,411	G2 80826 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 2/20/34 (a)	677
974,268	G2 80835 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 2/20/34 (a)	1,022
145,709	G2 80837 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 2/20/34 (a)	153
173,025	G2 81018 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 8/20/34 (a)	180
8,014	G2 81044 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 8/20/34 (a)	8
17,294	G2 8121 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 1/20/23 (a)	18

Principal or Shares	Security Description	Value (000)

548,333	G2 81214 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 1/20/35 (a)	$575
231,596	G2 81220 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 1/20/35 (a)	243
196,535	G2 81278 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 3/20/35 (a)	206
890,578	G2 81282 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 3/20/35 (a)	935
805,292	G2 82074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.88%, 5/20/38 (a)	843
711,167	G2 82107 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 7/20/38 (a)	741
112,039	G2 82151 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 9/20/38 (a)	112
27,481	G2 8228 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 7/20/23 (a)	28
1,317,049	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 1/20/40 (a)	1,382
703,226	G2 82463 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 1/20/40 (a)	736
566,393	G2 82737 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 2/20/41 (a)	593
208,037	G2 83031 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.75%, 1/20/42 (a)	210
68,703	G2 8358 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 1/20/24 (a)	70
310,146	G2 8547 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.13%, 11/20/24 (a)	319
46,412	G2 8595 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.00%, 2/20/25 (a)	48
6,600	G2 8855 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.13%, 10/20/21 (a)	7
167,332	G2 8968 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 9/20/26 (a)	172
556,659	G2 8991 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.13%, 10/20/26 (a)	576
1,210,407	G2 AY5132, 3.25%, 7/20/37	1,270
1,401,977	G2 AY5138, 3.25%, 12/20/37	1,484
419,567	G2 MA0312, 3.50%, 8/20/42	437
559,152	G2 MA0387, 3.50%, 9/20/42	585

Annual Report   29

            Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)

2,313,148	G2 MA0698 30YR, 3.00%, 1/20/43	$2,477
2,465,326	G2 MA1012 30YR, 3.50%, 5/20/43	2,683
2,250,557	G2 MA1089 30YR, 3.00%, 6/20/43	2,401
2,038,308	G2 MA1520 30YR, 3.00%, 12/20/43	2,166
2,238,907	G2 MA2304 30YR, 4.00%, 10/20/44	2,445
1,963,595	G2 MA2522 30YR, 4.00%, 1/20/45	2,144
1,355,738	G2 MA2767 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.63%, 4/20/45 (a)	1,401
1,169,251	G2 MA3454 30YR, 3.50%, 2/20/46	1,256
2,437,213	G2 MA3662 30YR, 3.00%, 5/20/46	2,573
2,350,196	G2 MA3663 30YR, 3.50%, 5/20/46	2,517
2,066,577	G2 MA3735 30YR, 3.00%, 6/20/46	2,187
475,791	G2 MA3736 30YR, 3.50%, 6/20/46	515
2,014,021	G2 MA3802 30YR, 3.00%, 7/20/46	2,126
1,913,475	G2 MA3936 30YR, 3.00%, 9/20/46	2,027
1,277,476	G2 MA4003 30YR, 3.00%, 10/20/46	1,352
1,022,017	G2 MA4069 30YR, 3.50%, 11/20/46	1,091
275,438	G2 MA4127 30YR, 3.50%, 12/20/46	294
1,846,534	G2 MA4195 30YR, 3.00%, 1/20/47	1,950
774,030	G2 MA4197 30YR, 4.00%, 1/20/47	839
816,237	G2 MA4262 30YR, 3.50%, 2/20/47	873
509,749	G2 MA4263 30YR, 4.00%, 2/20/47	551
2,196,295	G2 MA4321 30YR, 3.50%, 3/20/47	2,350
1,493,975	G2 MA4322 30YR, 4.00%, 3/20/47	1,618
1,092,041	G2 MA4510 30YR, 3.50%, 6/20/47	1,162
2,071,412	G2 MA4719 30YR, 3.50%, 9/20/47	2,214
1,155,725	G2 MA4721 30YR, 4.50%, 9/20/47	1,264
2,803,690	G2 MA4962 30YR, 3.50%, 1/20/48	2,994
950,670	G2 MA5021 30YR, 4.50%, 2/20/48	1,033
847,965	G2 MA5265 30YR, 4.50%, 6/20/48	917
1,215,909	G2 MA5816 30YR, 3.50%, 3/20/49	1,284
2,393,623	G2 MA6710 30YR, 3.00%, 6/20/50	2,515
2,288,504	G2 MA6820 30YR, 3.00%, 8/20/50	2,409
2,350,000	G2SF, 2.00%, 30YR TBA (c)	2,436
14,530,000	G2SF, 2.50%, 30YR TBA (c)	15,185
1,300,000	G2SF, 3.00%, 30YR TBA (c)	1,357
16,900,000	G2SF, 3.50%, 30YR TBA (c)	17,818
375,516	GN 366983 30YR, 4.00%, 6/15/41	405
934,625	GN 455989, 5.00%, 7/15/26	1,037
139,254	GN 558954, 5.25%, 5/15/29	155
548,443	GN 558956, 4.50%, 6/15/29	608
202,259	GN 605099 30YR, 5.50%, 3/15/34	237
464,079	GN 616826 30YR, 5.50%, 1/15/35	545
1,134,452	GN 710868 30YR, 5.50%, 9/15/39	1,305
425,174	GN 728153, 5.50%, 10/15/29	469
185,407	GN 728159, 5.25%, 11/15/29	206
191,609	GN 781636 30YR, 5.50%, 7/15/33	225
212,291	GN 781810 30YR, 5.50%, 10/15/34	247
267,288	GN 781811 30YR, 5.00%, 10/15/34	308
1,239,927	GN 784370 30YR, 4.00%, 7/15/45	1,393
296,215	GNR 2001-35 FA, (1 mo. LIBOR USD + 0.250%), 0.40%, 8/16/31 (a)	296
124,648	GNR 2002-13 FA, (1 mo. LIBOR USD + 0.500%), 0.65%, 2/16/32 (a)	125
210,433	GNR 2002-72 FA, (1 mo. LIBOR USD + 0.400%), 0.55%, 10/20/32 (a)	210
96,799	GNR 2002-72 FB, (1 mo. LIBOR USD + 0.400%), 0.55%, 10/20/32 (a)	97
728,810	GNR 2002-72 FE, (1 mo. LIBOR USD + 0.400%), 0.55%, 10/20/32 (a)	729

Principal or Shares	Security Description	Value (000)

662,630	GNR 2003-71 FC, (1 mo. LIBOR USD + 0.500%), 0.65%, 7/20/33 (a)	$666
1,264,229	GNR 2004-56 F, (1 mo. LIBOR USD + 0.400%), 0.55%, 6/20/33 (a)	1,266
904,230	GNR 2004-59 FH, (1 mo. LIBOR USD + 0.250%), 0.40%, 8/16/34 (a)	904
621,186	GNR 2004-86 FG, (1 mo. LIBOR USD + 0.400%), 0.55%, 7/20/34 (a)	623
1,292,805	GNR 2006-60 FK, (1 mo. LIBOR USD + 0.200%), 0.35%, 11/20/36 (a)	1,291
885,070	GNR 2007-54 FC, (1 mo. LIBOR USD + 0.260%), 0.41%, 9/20/37 (a)	886
360,744	GNR 2007-76 FB, (1 mo. LIBOR USD + 0.500%), 0.65%, 11/20/37 (a)	363
1,058,017	GNR 2008-11 FB, (1 mo. LIBOR USD + 0.600%), 0.75%, 2/20/38 (a)	1,067
266,701	GNR 2008-2 FH, (1 mo. LIBOR USD + 0.450%), 0.60%, 1/20/38 (a)	268
1,228,868	GNR 2008-67 UF, (1 mo. LIBOR USD + 0.450%), 0.60%, 6/20/38 (a)	1,232
548,094	GNR 2011-153 LF, (1 mo. LIBOR USD + 0.250%), 0.40%, 7/16/41 (a)	547
550,104	GNR 2012-18 AF, (1 mo. LIBOR USD + 0.300%), 0.45%, 2/20/38 (a)	539
552,167	GNR 2012-76 GF, (1 mo. LIBOR USD + 0.300%), 0.45%, 6/16/42 (a)	552
10,321,446	GNR 2014-79 ST, 2.55%, 7/20/29 (d)	150
286,344	GNR 2015-159 AH, 2.50%, 5/20/43	292
660,523	GNR 2017-68 AF, (1 mo. LIBOR USD + 0.350%), 0.50%, 5/20/47 (a)	662
1,524,816	GNR 2018-91 FC, (1 mo. LIBOR USD + 0.300%), 0.45%, 7/20/48 (a)	1,524
Total Mortgage Backed (Cost - $163,420)		166,067
U.S. Treasury (3%)
2,000,000	U.S. Treasury Bill, 0.05%, 11/12/20 (e)	2,000
1,500,000	U.S. Treasury Bill, 0.06%, 11/19/20 (e)	1,500
Total U.S. Treasury (Cost - $3,500)		3,500
Investment Company (2%)
2,352,255	Payden Cash Reserves Money Market Fund *
	(Cost - $2,352)	2,352
Total Investments (Cost - $169,302) (140%)		171,949
Liabilities in excess of Other Assets (-40%)		(49,440)
Net Assets (100%)		$122,509

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security was purchased on a delayed delivery basis.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Yield to maturity at time of purchase.

30   Payden Mutual Funds

            Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with no limit on the average portfolio maturity.
Portfolio Composition - percent of investments
Corporate Bond	34%
Mortgage Backed	27%
U.S. Treasury	27%
Asset Backed	5%
Foreign Government	2%
Other	5%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Schedule of Investments - October 31, 2020

Principal or Shares	Security Description	Value (000)
Asset Backed (6%)
2,000,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 2.67%, 7/18/27 (a)(b)	$1,887
1,576,050	Arbys Funding LLC 144A, 3.24%, 7/30/50 (b)	1,621
3,065,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%), 3.02%, 4/22/27 (a)(b)	2,794
2,850,000	Bain Capital Credit CLO 2020-3 Ltd. 144A, (3 mo. LIBOR USD + 1.900%), 2.16%, 10/23/32 (a)(b)	2,850
2,343,367	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 0.930%), 1.15%, 7/18/27 (a)(b)	2,321
2,927,426	CARS-DB4 LP 144A, 3.25%, 2/15/50 (b)	3,032
55,330	Chase Funding Trust Series 2003-1, (1 mo. LIBOR USD + 0.660%), 0.81%, 11/25/32 (a)	55
3,650,000	CIFC European Funding CLO II DAC 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 4/15/33 EUR (a)(b)(c)	4,272
2,000,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.220%), 1.44%, 7/20/30 (a)(b)	1,981
1,700,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.800%), 2.02%, 7/20/30 (a)(b)	1,691
3,950,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 1.70%, 8/20/35 (a)(b)	3,867
2,961,825	Domino’s Pizza Master Issuer LLC 144A, 4.33%, 7/25/48 (b)	3,217
6,064,800	Driven Brands Funding 2020-1A LLC 144A, 3.79%, 7/20/50 (b)	6,261
4,366,442	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27	4,804
958,075	First Investors Auto Owner Trust 2016-2 144A, 2.53%, 7/15/22 (b)	960
1,300,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 1.70%, 9/15/28 (a)(b)	1,247
3,000,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 9/15/28 (a)(b)	2,959

Principal or Shares	Security Description	Value (000)

3,990,000	Gulf Stream Meridian 2 Ltd. 144A, (3 mo. LIBOR USD + 1.400%), 0.00%, 10/15/29 (a)(b)(d)	$3,990
1,950,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 1.60%, 8/15/28 (a)(b)	1,928
2,550,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 1.67%, 4/21/25 (a)(b)	2,531
627,585	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	620
1,750,000	LCM XXI LP 144A, (3 mo. LIBOR USD + 2.000%), 2.22%, 4/20/28 (a)(b)	1,695
2,400,000	Man GLG Euro CLO 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 10/15/32 EUR (a)(b)(c)	2,794
209,369	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.30%, 6/15/28 (a)(b)	208
1,150,000	Montmartre Euro CLO 2020-2 DAC 144A, (3 mo. EURIBOR + 1.590%), 1.59%, 7/15/33 EUR (a)(b)(c)	1,338
2,590,425	Planet Fitness Master Issuer LLC 144A, 3.86%, 12/05/49 (b)	2,455
1,900,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 2.700%), 2.94%, 1/15/29 (a)(b)	1,874
3,800,000	St Paul’s CLO XII DAC 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a)(b)(c)	4,403
2,260,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 7/15/38 (a)(b)	2,232
2,446,425	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	2,498
1,900,000	Voya Euro CLO III DAC 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a)(b)(c)	2,203

Annual Report   31

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,730,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (b)	$2,802
4,660,000	Wingstop Funding 2020-1A LLC 144A, 2.84%, 12/05/50 (b)	4,728

Total Asset Backed (Cost - $83,199)		84,118
Bank Loans(e) (2%)
875,000	AI Convoy Luxembourg Sarl Term Loan B 1L, (3 mo. EURIBOR + 3.750%), 3.75%, 1/20/27 EUR (c)	1,003
1,932,419	Altice France SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%), 2.90%, 7/31/25	1,852
2,027,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 1-Month + 9.000%), 10.00%, 11/01/25	2,150
1,350,563	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 4/06/24	1,326
1,100,000	Froneri Lux FinCo SARL Term Loan B 1L, (1 mo. EURIBOR + 2.625%), 2.63%, 1/31/27 EUR (c)	1,251
952,112	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 2.90%, 10/22/25	933
1,923,559	Harbor Freight Tools USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.00%, 10/19/27	1,899
1,194,837	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 6/22/26	1,136
1,964,962	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 2/05/25	1,874
1,935,000	Mauser Packaging Solutions Holding Co. Term Loan B 1L, (LIBOR USD 3-Month + 3.250%), 3.48%, 4/03/24	1,814
855,000	Newco Financing Partnership Term Loan B1 1L, (LIBOR USD 1-Month + 3.500%), 3.50%, 1/31/29	836
3,041,972	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.40%, 2/05/27	2,959
855,000	UPC Financing Partnership Term Loan B2 1L, (LIBOR USD 1-Month + 3.500%), 3.50%, 1/31/29	836
3,748,500	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 5/30/25	3,578
3,051,801	K-MAC Holdings Corp. Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.15%, 3/14/25	2,955

Total Bank Loans (Cost - $26,741)		26,402
Commercial Paper (0%)
5,200,000	CenterPoint Energy Inc., 0.00%, 11/02/20 (d)
	(Cost - $5,200)	5,200
Corporate Bond (38%)
Financial (14%)
4,000,000	Ally Financial Inc., 1.45%, 10/02/23	4,037
1,450,000	Ares Capital Corp., 3.50%, 2/10/23	1,495
1,650,000	Ares Capital Corp., 3.63%, 1/19/22	1,693

Principal or Shares	Security Description	Value (000)

660,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%), 7.00%, 3/27/48 (a)	$720
4,000,000	Australia & New Zealand Banking Group Ltd. 144A, 4.40%, 5/19/26 (b)	4,556
3,400,000	Banco Internacional del Peru SAA Interbank 144A, 3.25%, 10/04/26 (b)	3,589
3,600,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (a)	3,606
5,205,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (a)	5,806
3,145,000	Bank of Montreal, (5 yr. Swap Semi 30/360 USD + 1.280%), 4.34%, 10/05/28 (a)	3,404
2,800,000	Bank of Nova Scotia, 1.30%, 6/11/25	2,855
900,000	BBVA USA, 3.88%, 4/10/25	967
1,800,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	1,942
2,675,000	Charles Schwab Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38%, (a)(f)	2,934
4,675,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 2.107%), 2.57%, 6/03/31 (a)	4,878
2,905,000	Citigroup Inc., (3 mo. LIBOR USD + 0.897%), 3.35%, 4/24/25 (a)	3,140
2,700,000	Credit Agricole SA 144A, (U.S. Secured Overnight Financing Rate + 1.676%), 1.91%, 6/16/26 (a)(b)	2,769
5,340,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.560%), 2.59%, 9/11/25 (a)(b)	5,600
3,750,000	CubeSmart LP, 2.00%, 2/15/31	3,661
835,000	Diversified Healthcare Trust, 4.75%, 5/01/24	797
2,670,000	Equinix Inc., 1.80%, 7/15/27	2,716
2,700,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (b)	2,823
2,315,000	First Midwest Bancorp Inc., 5.88%, 9/29/26	2,597
2,550,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%), 1.52%, 2/15/23 (a)	2,403
1,340,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,333
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,385
2,595,000	FS KKR Capital Corp., 4.75%, 5/15/22	2,649
2,500,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	2,367
3,850,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	4,033
4,055,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	4,287
1,315,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,450
1,000,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	1,087
2,240,000	HSBC Holdings PLC, (U.S. Secured Overnight Financing Rate + 2.387%), 2.85%, 6/04/31 (a)	2,327
1,825,000	Intercontinental Exchange Inc., 2.10%, 6/15/30	1,876
6,305,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.730%), 3.56%, 4/23/24 (a)	6,755
3,450,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43 (b)	4,338
6,325,000	Life Storage LP, 2.20%, 10/15/30	6,324
2,450,000	Lincoln National Corp., 7.00%, 6/15/40	3,522

32   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,350,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.023%), 3.19%, 11/28/23 (a)(b)	$2,457
2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.372%), 3.76%, 11/28/28 (a)(b)	3,004
2,455,000	Manulife Financial Corp., (USD Swap Rate 11:00 am NY 1 + 1.647%), 4.06%, 2/24/32 (a)	2,653
4,000,000	Mitsubishi UFJ Financial Group Inc.,
	3.20%, 7/18/29	4,409
2,200,000	Morgan Stanley, (3 mo. LIBOR USD + 0.847%), 3.74%, 4/24/24 (a)	2,367
4,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.628%), 4.43%, 1/23/30 (a)	4,797
2,040,000	Muthoot Finance Ltd. 144A,
	6.13%, 10/31/22 (b)	2,110
2,300,000	National Securities Clearing Corp. 144A,
	1.50%, 4/23/25 (b)	2,365
1,500,000	Nationwide Building Society 144A, (3 mo.
	LIBOR USD + 1.452%), 4.30%, 3/08/29 (a)(b)	1,699
2,000,000	Nationwide Financial Services Inc. 144A,
	5.30%, 11/18/44 (b)	2,261
1,300,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (b)	2,196
1,985,000	Nomura Holdings Inc., 1.85%, 7/16/25	2,024
2,100,000	Ohio National Life Insurance Co. 144A,
	6.88%, 6/15/42 (b)	2,119
1,895,000	OneMain Finance Corp., 8.88%, 6/01/25	2,088
2,100,000	Owl Rock Capital Corp., 3.75%, 7/22/25	2,095
3,230,000	Owl Rock Capital Corp., 5.25%, 4/15/24	3,373
1,450,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (b)	2,321
2,850,000	PNC Financial Services Group Inc.,
	2.60%, 7/23/26	3,103
2,345,000	Protective Life Corp. 144A, 4.30%, 9/30/28 (b)	2,658
2,120,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (b)	2,193
1,700,000	Service Properties Trust, 5.25%, 2/15/26	1,483
4,470,000	Shriram Transport Finance Co. Ltd. 144A,
	5.95%, 10/24/22 (b)	4,361
2,740,000	SLM Corp., 5.13%, 4/05/22	2,824
1,905,000	Swedbank AB 144A, 1.30%, 6/02/23 (b)	1,940
1,560,000	Synchrony Bank, 3.00%, 6/15/22	1,612
227,000	Teachers Insurance & Annuity Association of
	America 144A, 6.85%, 12/16/39 (b)	340
1,800,000	U.S. Bancorp, 2.40%, 7/30/24	1,912
2,035,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (b)	1,974
1,900,000	Wells Fargo & Co., (U.S. Secured Overnight
	Financing Rate + 2.100%), 2.39%, 6/02/28 (a)	1,976
1,450,000	Wells Fargo & Co., (U.S. Secured Overnight
	Financing Rate + 2.530%), 3.07%, 4/30/41 (a)	1,505
3,640,000	Wells Fargo & Co., (3 mo. LIBOR USD + 1.170%), 3.20%, 6/17/27 (a)	3,967
		188,907
Industrial (16%)
750,000	1011778 BC ULC/New Red Finance Inc. 144A,
	5.00%, 10/15/25 (b)	769
2,950,000	AbbVie Inc. 144A, 2.60%, 11/21/24 (b)	3,139
2,125,000	AbbVie Inc. 144A, 4.05%, 11/21/39 (b)	2,440

Principal or Shares	Security Description	Value (000)

2,460,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (b)	$2,416
2,010,000	Alphabet Inc., 0.80%, 8/15/27	1,991
3,252,830	American Airlines 2019-1 Class AA
	Pass-Through Trust, 3.15%, 2/15/32	2,998
1,900,000	American Honda Finance Corp., 1.20%, 7/08/25	1,921
2,655,000	American University, 3.67%, 4/01/49	2,846
1,605,000	Amgen Inc., 3.38%, 2/21/50	1,714
1,410,000	Apple Inc., 1.65%, 5/11/30	1,442
1,500,000	Apple Inc., 2.55%, 8/20/60	1,452
2,115,000	Applied Materials Inc., 1.75%, 6/01/30	2,167
3,230,000	AstraZeneca PLC, 0.70%, 4/08/26	3,186
650,000	AT&T Inc., 2.95%, 7/15/26	708
2,000,000	AT&T Inc. 144A, 3.50%, 9/15/53 (b)	1,921
4,810,000	AT&T Inc., 4.35%, 3/01/29	5,606
940,000	Bausch Health Cos. Inc. 144A,
	6.25%, 2/15/29 (b)	970
1,755,000	Bayer U.S. Finance II LLC 144A,
	3.88%, 12/15/23 (b)	1,913
2,290,000	BRF SA 144A, 5.75%, 9/21/50 (b)	2,182
2,760,000	Bristol-Myers Squibb Co., 4.13%, 6/15/39	3,415
1,900,000	British Telecommunications PLC 144A,
	4.25%, 11/08/49 (b)	2,198
4,748,000	Broadcom Inc., 4.11%, 9/15/28	5,297
880,000	CCO Holdings LLC/CCO Holdings Capital Corp.
	144A, 5.38%, 6/01/29 (b)	954
3,590,000	Centene Corp., 3.38%, 2/15/30	3,735
2,640,000	Cheniere Corpus Christi Holdings LLC,
	5.88%, 3/31/25	2,990
1,725,000	Choice Hotels International Inc.,
	3.70%, 1/15/31	1,798
2,870,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%),
	0.90%, 9/17/21 (a)	2,871
3,205,000	Cigna Corp., 4.80%, 8/15/38	3,990
1,000,000	Coca-Cola Co., 2.50%, 6/01/40	1,056
3,410,000	Comcast Corp., 1.95%, 1/15/31	3,482
848,000	CommScope Technologies LLC 144A,
	6.00%, 6/15/25 (b)	842
1,860,000	Costco Wholesale Corp., 1.60%, 4/20/30	1,882
4,000,000	CVS Health Corp., 4.30%, 3/25/28	4,635
3,270,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.840%), 1.06%, 5/04/23 (a)(b)	3,268
4,900,000	DH Europe Finance II Sarl, 3.25%, 11/15/39	5,459
1,695,000	Dignity Health, 3.13%, 11/01/22	1,754
1,165,000	Dignity Health, 4.50%, 11/01/42	1,269
2,100,000	Dollar Tree Inc., 3.70%, 5/15/23	2,253
2,500,000	Ford Foundation, 2.42%, 6/01/50	2,454
1,785,000	General Electric Co., 6.75%, 3/15/32	2,302
5,000,000	Gilead Sciences Inc., 1.65%, 10/01/30	4,939
960,000	HCA Inc., 3.50%, 9/01/30	983
5,540,000	HCA Inc., 5.00%, 3/15/24	6,201
950,000	Home Depot Inc., 2.70%, 4/15/30	1,050
700,000	Honeywell International Inc., 1.95%, 6/01/30	731
2,300,000	Indonesia Asahan Aluminium Persero PT 144A,
	4.75%, 5/15/25 (b)	2,495
890,000	KeHE Distributors LLC/KeHE Finance Corp. 144A, 8.63%, 10/15/26 (b)	959

Annual Report   33

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,150,000	Kellogg Co., 2.10%, 6/01/30	$2,201
1,725,000	Keurig Dr Pepper Inc., 4.42%, 5/25/25	1,982
960,000	Kraft Heinz Foods Co., 5.00%, 6/04/42	1,056
1,860,000	Lamar Media Corp., 4.00%, 2/15/30	1,880
940,000	Lamar Media Corp., 4.88%, 1/15/29	980
3,000,000	Lennar Corp., 4.75%, 11/29/27	3,439
3,950,000	Lowe’s Cos. Inc., 3.00%, 10/15/50	4,066
1,585,000	Merck & Co. Inc., 1.45%, 6/24/30	1,589
1,425,000	Merck & Co. Inc., 2.35%, 6/24/40	1,436
1,645,000	Microchip Technology Inc. 144A,
	2.67%, 9/01/23 (b)	1,708
2,930,000	Moog Inc. 144A, 4.25%, 12/15/27 (b)	3,011
2,035,000	NIKE Inc., 3.38%, 3/27/50	2,347
1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,665
1,045,000	Northwell Healthcare Inc., 6.15%, 11/01/43	1,455
935,000	NXP BV/NXP Funding LLC/NXP USA Inc.
	144A, 3.40%, 5/01/30 (b)	1,029
700,000	Open Text Corp. 144A, 3.88%, 2/15/28 (b)	712
5,015,000	Orange SA, 9.00%, 3/01/31	8,138
2,340,000	Otis Worldwide Corp., 2.29%, 4/05/27	2,486
1,250,000	PayPal Holdings Inc., 2.30%, 6/01/30	1,314
1,500,000	Perrigo Finance Unlimited Co., 3.15%, 6/15/30	1,551
2,360,000	Prosus NV 144A, 3.68%, 1/21/30 (b)	2,574
1,850,000	Prosus NV 144A, 4.03%, 8/03/50 (b)	1,897
960,000	PTC Inc. 144A, 3.63%, 2/15/25 (b)	979
190,000	PTC Inc. 144A, 4.00%, 2/15/28 (b)	197
920,000	Qorvo Inc., 4.38%, 10/15/29	988
106,000	Science Applications International Corp. 144A,
	4.88%, 4/01/28 (b)	111
2,450,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	2,471
4,060,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	4,092
1,935,000	Stryker Corp., 1.15%, 6/15/25	1,957
3,000,000	Takeda Pharmaceutical Co. Ltd., 2.05%, 3/31/30	3,024
2,910,000	Tencent Holdings Ltd. 144A, 2.39%, 6/03/30 (b)	2,950
2,000,000	Tencent Holdings Ltd. 144A, 3.24%, 6/03/50 (b)	2,019
383,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	378
2,355,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	2,077
720,000	TJX Cos. Inc., 3.50%, 4/15/25	800
1,110,000	TJX Cos. Inc., 3.88%, 4/15/30	1,317
4,820,000	Toledo Hospital, 6.02%, 11/15/48	5,206
2,100,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	2,204
1,335,000	Toyota Motor Credit Corp., 1.35%, 8/25/23	1,369
910,000	United Rentals North America Inc.,
	5.88%, 9/15/26	959
1,995,000	UnitedHealth Group Inc., 3.88%, 8/15/59	2,432
1,615,000	Upjohn Inc. 144A, 1.65%, 6/22/25 (b)	1,651
4,100,000	Vericast Corp. 144A, 9.25%, 3/01/21 (b)	4,110
2,400,000	Vodafone Group PLC, 5.25%, 5/30/48	3,113
5,500,000	Volkswagen Group of America Finance LLC
	144A, 4.25%, 11/13/23 (b)	6,052
2,680,000	Walmart Inc., 3.05%, 7/08/26	3,002
1,000,000	Walt Disney Co., 2.75%, 9/01/49	969
2,400,000	Weibo Corp., 3.38%, 7/08/30	2,411
860,000	Yum! Brands Inc. 144A, 7.75%, 4/01/25 (b)	946
		223,343

Principal or Shares	Security Description	Value (000)

Utility (8%)
2,350,000	Acwa Power Management And Investments One
	Ltd. 144A, 5.95%, 12/15/39 (b)	$2,720
3,590,000	Adani Electricity Mumbai Ltd. 144A,
	3.95%, 2/12/30 (b)	3,561
973,000	Ascent Resources Utica Holdings LLC/ARU
	Finance Corp. 144A, 9.00%, 11/01/27 (b)	949
1,500,000	Chevron Corp., 2.24%, 5/11/30	1,574
2,980,000	CNX Midstream Partners LP/CNX Midstream
	Finance Corp. 144A, 6.50%, 3/15/26 (b)	3,035
1,170,000	Colorado Interstate Gas Co. LLC/Colorado
	Interstate Issuing Corp. 144A,
	4.15%, 8/15/26 (b)	1,290
1,533,869	Cometa Energia SA de CV 144A,
	6.38%, 4/24/35 (b)	1,700
1,030,000	Consolidated Edison Co. of New York Inc.,
	3.95%, 4/01/50	1,220
1,635,000	Duke Energy Corp., 4.20%, 6/15/49	2,005
7,000,000	Entergy Texas Inc., 1.75%, 3/15/31	6,918
1,850,000	EQT Corp., 3.00%, 10/01/22	1,851
1,258,298	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (b)	1,384
1,950,000	FirstEnergy Corp., 1.60%, 1/15/26	1,901
4,500,000	Galaxy Pipeline Assets Bidco Ltd. 144A,
	2.63%, 3/31/36 (b)	4,511
2,760,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	2,436
2,000,000	Indigo Natural Resources LLC 144A,
	6.88%, 2/15/26 (b)	1,970
4,650,000	Interstate Power and Light Co., 3.50%, 9/30/49	5,137
2,100,000	Kinder Morgan Inc., 5.30%, 12/01/34	2,435
1,830,000	Leviathan Bond Ltd. 144A,
	6.13%, 6/30/25 (b)(g)	1,900
1,320,000	Lukoil Securities BV 144A, 3.88%, 5/06/30 (b)	1,403
4,395,000	National Fuel Gas Co., 5.50%, 1/15/26	4,814
4,100,000	National Rural Utilities Cooperative Finance
	Corp., 1.35%, 3/15/31	4,034
7,000,000	NiSource Inc., 1.70%, 2/15/31 (h)	6,846
3,925,000	Northriver Midstream Finance LP 144A,
	5.63%, 2/15/26 (b)	3,895
3,000,000	Oleoducto Central SA 144A, 4.00%, 7/14/27 (b)	3,144
2,850,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	2,851
2,400,000	Pattern Energy Operations LP/Pattern Energy
	Operations Inc. 144A, 4.50%, 8/15/28 (b)	2,507
2,000,000	Pertamina Persero PT 144A, 3.10%, 8/27/30 (b)	2,082
2,500,000	Petroleos Mexicanos, 5.95%, 1/28/31	2,096
2,420,000	Petroleos Mexicanos, 6.49%, 1/23/27	2,258
4,000,000	Plains All American Pipeline LP/PAA Finance
	Corp., 3.55%, 12/15/29	3,843
2,470,000	Plains All American Pipeline LP/PAA Finance
	Corp., 5.00%, 2/01/21	2,470
2,190,000	Range Resources Corp. 144A,
	9.25%, 2/01/26 (b)	2,325
2,600,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	2,748
2,273,000	Southwestern Energy Co., 8.38%, 9/15/28	2,380
1,390,000	TerraForm Power Operating LLC 144A,
	4.25%, 1/31/23 (b)	1,417
1,430,000	TerraForm Power Operating LLC 144A,
	4.75%, 1/15/30 (b)	1,537

34   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,000,000	Vistra Operations Co. LLC 144A,
	3.70%, 1/30/27 (b)	$3,172
2,170,000	Vistra Operations Co. LLC 144A,
	4.30%, 7/15/29 (b)	2,354
2,000,000	Williams Cos. Inc., 3.75%, 6/15/27	2,182
		108,855
Total Corporate Bond (Cost - $500,129)		521,105
Foreign Government (2%)
900,000	Bermuda Government International Bond 144A,
	3.38%, 8/20/50 (b)	944
9,057,852	Brazil Notas do Tesouro Nacional Serie B,
	6.00%, 8/15/28 BRL (c)	1,874
5,270,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29
	CAD (b)(c)	4,192
2,240,000	Guatemala Government Bond 144A,
	5.38%, 4/24/32 (b)	2,650
2,100,000	Honduras Government International Bond 144A,
	8.75%, 12/16/20 (b)	2,115
3,820,000	Mongolia Government International Bond 144A,
	5.13%, 4/07/26 (b)	3,953
3,200,000	Municipal Finance Authority of British
	Columbia, 2.55%, 10/09/29 CAD (c)	2,660
1,950,000	Panama Government International Bond,
	4.50%, 4/01/56	2,408
2,240,000	Paraguay Government International Bond 144A,
	4.95%, 4/28/31 (b)	2,621
2,000,000	Ukraine Government International Bond 144A,
	7.25%, 3/15/33 (b)	1,887
2,960,000	Uruguay Government International Bond,
	4.98%, 4/20/55	3,918
Total Foreign Government (Cost - $27,280)		29,222
Mortgage Backed (30%)
2,030,000	BX Commercial Mortgage Trust 2018-IND
	144A, (1 mo. LIBOR USD + 2.050%),
	2.20%, 11/15/35 (a)(b)	1,993
2,987,110	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 1.500%),
	1.65%, 6/15/34 (a)(b)	2,832
1,866,346	Connecticut Avenue Securities Trust 2019-HRP1
	144A, (1 mo. LIBOR USD + 2.150%),
	2.30%, 11/25/39 (a)(b)	1,687
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1
	144A, (1 mo. LIBOR USD + 9.250%),
	9.40%, 11/25/39 (a)(b)	3,242
1,739,094	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 10.40%, 1/25/29 (a)	1,964
498,390	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%), 10.90%, 1/25/29 (a)	569
1,690,363	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 12.40%, 9/25/28 (a)	2,046
3,440,000	Fannie Mae-Aces, 3.70%, 9/25/30 (i)	4,152
1,124,340	FG G60037 30YR, 3.00%, 10/01/43	1,236

Principal or Shares	Security Description	Value (000)

1,031,956	FG Q17641 30YR, 3.00%, 4/01/43	$1,119
1,642,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 2.94%, 4/25/29	1,853
4,410,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 3.06%, 8/25/24 (i)	4,775
8,136,000	FHLMC Multifamily Structured Pass-Through
	Certificates, 3.60%, 2/25/25 (i)	8,957
1,244,791	FN 254766 30YR, 5.00%, 6/01/33	1,429
605,427	FN 725027 30YR, 5.00%, 11/01/33	698
1,171,658	FN 725423 30YR, 5.50%, 5/01/34	1,382
1,120,212	FN 725424 30YR, 5.50%, 4/01/34	1,297
1,005,166	FN 995023 30YR, 5.50%, 8/01/37	1,183
1,552,421	FN 995203 30YR, 5.00%, 7/01/35	1,788
3,854,889	FN AB9186 30YR, 3.00%, 4/01/43	4,083
1,069,794	FN AH3394 30YR, 4.00%, 1/01/41	1,179
1,083,447	FN AJ7689 30YR, 4.00%, 12/01/41	1,194
1,049,605	FN AL2521 30YR, 3.50%, 9/01/42	1,137
1,137,704	FN AL6968 30YR, 3.50%, 6/01/45	1,249
5,267,784	FN AL9373 15YR, 2.50%, 10/01/31	5,633
3,716,649	FN AS4168 30YR, 4.00%, 12/01/44	4,092
2,179,744	FN AS4885 30YR, 3.50%, 5/01/45	2,327
4,661,070	FN AS7170 30YR, 3.50%, 5/01/46	4,966
4,477,637	FN AS8305 30YR, 3.00%, 11/01/46	4,800
2,574,146	FN AS8592 15YR, 2.50%, 1/01/32	2,746
4,303,352	FN AS8710 15YR, 2.50%, 2/01/32	4,602
3,228,926	FN AS8807 30YR, 3.50%, 2/01/47	3,422
3,849,101	FN AY4200 30YR, 3.00%, 5/01/45	4,051
676,129	FN AZ3791 30YR, 3.00%, 3/01/46	709
3,658,805	FN AZ7336 30YR, 3.50%, 11/01/45	3,961
4,906,451	FN BC1520 30YR, 3.50%, 8/01/46	5,316
1,784,811	FN BE0514 15YR, 2.50%, 11/01/31	1,859
6,638,885	FN BJ3691 30YR, 4.00%, 3/01/48	7,148
1,974,674	FN BJ9215 30YR, 4.00%, 6/01/48	2,112
3,538,487	FN BK4740 30YR, 4.00%, 8/01/48	3,783
889,336	FN BM2007 30YR, 4.00%, 9/01/48	949
921,297	FN BM5108 15YR, 3.00%, 2/01/33	965
10,152,442	FN BO9355 30YR, 3.00%, 3/01/50	10,623
7,245,908	FN BP6345 30YR, 3.00%, 6/01/50	7,581
1,522,386	FN CA0133 30YR, 4.00%, 8/01/47	1,632
7,933,486	FN CA0858 30YR, 3.50%, 12/01/47	8,404
2,924,306	FN CA3666 30YR, 4.00%, 6/01/49	3,221
7,279,998	FN CA6314 30YR, 3.00%, 7/01/50	7,712
3,028,518	FN CA6322 30YR, 2.50%, 7/01/50	3,159
2,890,315	FN CA7112 15YR, 2.00%, 9/01/35	3,000
366,457	FN FM1155 15YR, 2.50%, 6/01/32	382
5,193,788	FN FM1717 30YR, 3.50%, 12/01/45	5,635
5,778,152	FN FM2897 30YR, 3.00%, 2/01/48	6,058
6,015,378	FN FM3936 15YR, 2.50%, 8/01/35	6,349
745,639	FN MA2671 30YR, 3.50%, 7/01/46	795
1,573,347	FN MA2868 15YR, 2.50%, 1/01/32	1,641
4,614,624	FN MA3060 15YR, 3.00%, 7/01/32	4,833
327,390	FN MA3143 30YR, 3.00%, 9/01/47	342
1,468,033	FN MA3155 15YR, 3.00%, 10/01/32	1,538
7,929,807	FN MA3238 30YR, 3.50%, 1/01/48	8,404
6,780,000	FNCL, 1.50%, 30YR TBA (j)	6,812
6,530,000	FNCL, 2.00%, 15YR TBA (j)	6,766
26,820,000	FNCL, 2.00%, 30YR TBA (j)	27,606
24,500,000	FNCL, 2.50%, 30YR TBA (j)	25,493
25,340,000	FNCL, 3.00%, 30YR TBA (j)	26,490

Annual Report   35

            Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

9,000,000	FNCL N.A., 3.50%, 30YR TBA (j)	$9,509
4,436,555	FR QN1106 15YR, 3.00%, 12/01/34	4,726
1,677,491	FR QN2947 15YR, 2.00%, 8/01/35	1,748
5,100,000	FR QN3917 15YR, 2.00%, 10/01/35	5,294
1,033,129	FR ZA4718 30YR, 3.00%, 10/01/46	1,107
1,329,799	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 1.850%), 2.00%, 9/25/49 (a)(b)	1,308
3,540,000	Freddie Mac STACR REMIC Trust 2020-DNA5
	144A, (U.S. Secured Overnight Financing Rate
	Index 30day Average + 1.300%),
	1.39%, 10/25/50 (a)(b)	3,550
2,930,000	Freddie Mac STACR REMIC Trust 2020-DNA5
	144A, (U.S. Secured Overnight Financing Rate
	Index 30day Average + 2.800%),
	2.89%, 10/25/50 (a)(b)	2,928
3,100,000	Freddie Mac STACR REMIC Trust 2020-HQA3
	144A, (1 mo. LIBOR USD + 1.550%),
	1.70%, 7/25/50 (a)(b)	3,107
886,694	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 1/25/49 (a)(b)	882
647,494	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 4/25/49 (a)(b)	639
3,531,042	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 2/25/49 (a)(b)	3,406
810,143	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 1.200%),
	1.35%, 10/25/29 (a)	812
1,200,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 4.600%),
	4.75%, 12/25/42 (a)	1,141
1,241,226	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 10.000%),
	10.15%, 7/25/29 (a)	1,139
1,684,410	Freddie Mac Structured Agency Credit Risk Debt
	Notes, (1 mo. LIBOR USD + 11.250%),
	11.40%, 12/25/28 (a)	1,943
7,140,000	G2, 2.50%, 30YR TBA (j)	7,462
3,990,000	G2, 3.00%, 30YR TBA (j)	4,164
4,490,000	G2, 3.50%, 30YR TBA (j)	4,734
3,443,541	G2 4853 30YR, 4.00%, 11/20/40	3,816
1,531,336	G2 5115 30YR, 4.50%, 7/20/41	1,705
84,127	G2 5140 30YR, 4.50%, 8/20/41	94
1,163,488	G2 5175 30YR, 4.50%, 9/20/41	1,296
413,031	G2 5233 30YR, 4.00%, 11/20/41	459
3,712,021	G2 5258 30YR, 3.50%, 12/20/41	4,058
2,759,704	G2 MA2522 30YR, 4.00%, 1/20/45	3,013
3,757,471	G2 MA3663 30YR, 3.50%, 5/20/46	4,024
7,459,525	G2 MA3802 30YR, 3.00%, 7/20/46	7,874
1,975,257	G2 MA4126 30YR, 3.00%, 12/20/46	2,085
3,794,864	G2 MA4510 30YR, 3.50%, 6/20/47	4,037
323,228	G2 MA5021 30YR, 4.50%, 2/20/48	351
1,718,957	G2 MA5265 30YR, 4.50%, 6/20/48	1,860
9,407,038	G2 MA6710 30YR, 3.00%, 6/20/50	9,885
6,507,313	G2 MA6820 30YR, 3.00%, 8/20/50	6,850

Principal or Shares	Security Description	Value (000)

3,284,817	GN 783716 30YR, 3.00%, 2/15/43	$3,426
1,162,899	GN 784182 30YR, 4.50%, 8/15/46	1,288
841,851	GN AA5452 30YR, 3.50%, 7/15/42	899
55,740	HarborView Mortgage Loan Trust 2004-10,
	3.29%, 1/19/35 (i)	58
160,331	JP Morgan Mortgage Trust 2006-S2,
	6.00%, 7/25/36	124
1,272,945	JP Morgan Mortgage Trust 2014-2 144A,
	3.00%, 6/25/29 (b)(i)	1,302
14,918	Landmark Mortgage Securities No 1 PLC, (3 mo.
	LIBOR GBP + 0.220%), 0.27%, 6/17/38
	GBP (a)(c)(g)	19
1,200,000	MF1 2020-FL3 Ltd. 144A, (1 mo. LIBOR USD + 2.850%), 3.00%, 7/15/35 (a)(b)	1,213
15,786,022	Morgan Stanley Capital I Trust 2018-H3,
	0.83%, 7/15/51 (i)	772
17,620	Morgan Stanley Mortgage Loan Trust 2004-5AR,
	2.92%, 7/25/34 (i)	18
305,209	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (b)(i)	315
585,540	New Residential Mortgage Loan Trust 2014-3
	144A, 3.75%, 11/25/54 (b)(i)	628
1,256,737	New Residential Mortgage Loan Trust 2017-2
	144A, 4.00%, 3/25/57 (b)(i)	1,360
43,662	Prime Mortgage Trust 2005-4, 5.00%, 10/25/35	43
1,175,950	Residential Asset Securitization Trust 2006-A8,
	6.00%, 8/25/36	844
3,196,394	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 1.250%), 1.40%, 2/25/47 (a)(b)	3,154
3,325,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 2.400%), 2.55%, 2/25/47 (a)(b)	3,173
1,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 10.500%), 10.65%, 2/25/47 (a)(b)	1,298
404	Structured Asset Mortgage Investments Trust
	2003-CL1, 2.30%, 7/25/32 (i)	-
Total Mortgage Backed (Cost - $415,673)		421,901
Municipal (2%)
3,900,000	California Health Facilities Financing Authority,
	2.86%, 6/01/31	4,091
1,150,000	California Pollution Control Financing Authority,
	AMT 144A, 7.50%, 12/01/39 (b)(k)	353
1,835,000	City of Portland OR, 7.70%, 6/01/22	1,983
3,700,000	City of San Francisco CA Public Utilities
	Commission Water Revenue, 2.83%, 11/01/41	3,680
2,565,000	Compton Community College District,
	3.46%, 8/01/38	2,691
5,265,000	Los Angeles Community College District,
	1.17%, 8/01/26	5,268
4,000,000	State of California, 3.38%, 4/01/25	4,467
1,495,000	State of California, 7.55%, 4/01/39	2,577
365,000	University of California, 3.26%, 5/15/24	395
Total Municipal (Cost - $24,385)		25,505
U.S. Treasury (30%)
84,510,000	U.S. Cash Management Bill, 0.00%, 1/12/21 (d)	84,497
45,000,000	U.S. Treasury Bill, 0.06%, 11/03/20 (d)	45,000
14,295,000	U.S. Treasury Bond, 2.00%, 2/15/50	15,566

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

22,534,000	U.S. Treasury Bond, 2.38%, 11/15/49	$26,543
31,250,000	U.S. Treasury Bond, 3.00%, 11/15/45	40,798
18,630,000	U.S. Treasury Bond, 3.00%, 2/15/49 (l)(m)	24,647
10,373,837	U.S. Treasury Inflation Indexed Bonds,
	0.13%, 10/15/24	10,942
2,295,000	U.S. Treasury Note, 0.13%, 9/15/23	2,291
1,866,000	U.S. Treasury Note, 0.25%, 6/15/23	1,870
15,550,000	U.S. Treasury Note, 0.25%, 8/31/25	15,465
6,497,000	U.S. Treasury Note, 0.50%, 8/31/27	6,447
1,318,000	U.S. Treasury Note, 1.50%, 11/30/21	1,337
1,956,000	U.S. Treasury Note, 1.50%, 1/15/23	2,014
56,205,000	U.S. Treasury Note, 1.63%, 11/15/22	57,883
48,145,000	U.S. Treasury Note, 2.50%, 1/15/22	49,515
24,234,000	U.S. Treasury Note, 2.88%, 11/30/25	27,255
Total U.S. Treasury (Cost - $413,302)		412,070
Investment Company (1%)
15,715,615	Payden Cash Reserves Money Market Fund *
	(Cost - $15,716)	15,716
Total Investments (Cost - $1,511,625) (111%)		1,541,239
Liabilities in excess of Other Assets (-11%)		(147,438)
Net Assets (100%)		$1,393,801

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board. (c) Principal in foreign currency.

(d)	Yield to maturity at time of purchase.
(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Perpetual security with no stated maturity date.
(g)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(h)

All or a portion of these securities are on loan. At October 31, 2020, the total market value of the Fund’s securities on loan is $6,846 and the total market value of the collateral held by the Fund is $7,070. Amounts in 000s. (i) Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Security was purchased on a delayed delivery basis.
(k)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(l)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(m)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 23,591	EUR 19,802	Citibank, N.A.	03/22/2021	$451
USD 7,095	CAD 9,347	HSBC Bank USA, N.A.	03/22/2021	76
USD 2,206	BRL 11,409	State Street Bank & Trust Co.	11/05/2020	218
USD 1,938	BRL 11,100	State Street Bank & Trust Co.	02/04/2021	10

				755

Liabilities:
BRL 11,409	USD 1,997	State Street Bank & Trust Co.	11/05/2020	(10)
EUR 4,850	USD 5,678	Citibank, N.A.	03/22/2021	(10)
				(20)

Net Unrealized Appreciation (Depreciation)				$735

Annual Report   37

            Payden Core Bond Fund continued

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	116	Dec-20	$20,006	$(512)	$(512)
U.S. Treasury 10-Year Note Future	190	Dec-20	26,262	(182)	(182)
U.S. Treasury 5-Year Note Future	968	Dec-20	121,582	(358)	(358)
U.S. Ultra Bond Future	60	Dec-20	12,900	(186)	(186)

					(1,238)

Short Contracts:
U.S. 10-Year Ultra Future	562	Dec-20	(88,392)	931	931

Total Futures					$(307)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 35 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2025	$22,400	$904	$812	$92

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$6,846
Non-cash Collateral[2]	(6,846)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

38   Payden Mutual Funds

Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Banking	16%
Healthcare	12%
Financial Services	11%
Utility	8%
Telecommunications	7%
Other	46%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2020

Principal or Shares	Security Description	Value (000)
Corporate Bond (95%)
Automotive (6%)
1,780,000	American Honda Finance Corp., 3.55%, 1/12/24	$1,937
2,700,000	Daimler Finance North America LLC 144A, 3.65%, 2/22/24 (a)	2,931
730,000	Ford Motor Co., 7.45%, 7/16/31	871
740,000	Ford Motor Co., 8.50%, 4/21/23	818
1,020,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,015
1,025,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	1,017
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	593
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	400
1,200,000	General Motors Co., 6.75%, 4/01/46	1,553
2,450,000	General Motors Financial Co. Inc., 4.20%, 3/01/21	2,468
1,700,000	Hyundai Capital America 144A, 1.80%, 10/15/25 (a)	1,698
1,920,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.630%), 0.86%, 9/21/21 (a)(b)	1,909
3,275,000	Nissan Motor Co. Ltd. 144A, 4.35%, 9/17/27 (a)	3,290
2,300,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (a)	2,312
1,705,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (a)	1,876
1,815,000	ZF North America Capital Inc. 144A, 4.75%, 4/29/25 (a)	1,881
		26,569
Banking (16%)
1,180,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (a)	1,274
2,325,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (b)	2,329
1,800,000	Bank of America Corp., (3 mo. LIBOR USD + 0.870%), 2.46%, 10/22/25 (b)	1,902
1,600,000	Bank of America Corp., (3 mo. LIBOR USD + 0.970%), 3.46%, 3/15/25 (b)	1,732
370,000	Bank of America Corp., (3 mo. LIBOR USD + 0.780%), 3.55%, 3/05/24 (b)	394
975,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (b)	1,088
2,100,000	Bank of America Corp., 4.00%, 1/22/25	2,336

Principal or Shares	Security Description	Value (000)
2,275,000	Bank of Montreal, (5 yr. Swap Semi 30/360 USD + 1.280%), 4.34%, 10/05/28 (b)	$2,462
1,840,000	Bank of New Zealand 144A, 3.50%, 2/20/24 (a)	2,003
1,400,000	Barclays PLC, (3 mo. LIBOR USD + 2.452%), 2.85%, 5/07/26 (b)	1,470
1,550,000	BBVA Bancomer SA 144A, 1.88%, 9/18/25 (a)	1,539
850,000	BNZ International Funding Ltd. 144A, 3.38%, 3/01/23 (a)	906
1,830,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	1,975
2,340,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	2,421
850,000	Citibank NA, 3.65%, 1/23/24	932
425,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%), 2.88%, 7/24/23 (b)	441
1,203,000	Citigroup Inc., (3 mo. LIBOR USD + 0.722%), 3.14%, 1/24/23 (b)	1,240
2,600,000	Comerica Inc., 4.00%, 2/01/29	2,979
2,200,000	Discover Bank, 2.70%, 2/06/30	2,300
2,745,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	2,870
1,030,000	First Midwest Bancorp Inc., 5.88%, 9/29/26	1,155
2,300,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	2,431
1,115,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,230
300,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	326
2,000,000	Goldman Sachs Group Inc., 3.85%, 7/08/24	2,193
1,590,000	Huntington Bancshares Inc., 2.55%, 2/04/30	1,658
1,500,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.935%), 2.78%, 4/25/23 (b)	1,552
915,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.460%), 3.11%, 4/22/41 (b)	983
910,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.440%), 3.11%, 4/22/51 (b)	965
1,700,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 1.000%), 4.02%, 12/05/24 (b)	1,873
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (a)	522

Annual Report   39

Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,025,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	$1,120
910,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.990%), 2.19%, 4/28/26 (b)	954
2,000,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	2,131
3,000,000	Morgan Stanley, 4.10%, 5/22/23	3,249
830,000	Morgan Stanley, 5.00%, 11/24/25	979
2,850,000	National Securities Clearing Corp. 144A, 1.50%, 4/23/25 (a)	2,930
2,175,000	Regions Financial Corp., 3.80%, 8/14/23	2,366
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	485
1,600,000	State Street Corp., (3 mo. LIBOR USD + 0.770%), 3.78%, 12/03/24 (b)	1,748
735,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	777
1,000,000	Synchrony Bank, 3.00%, 6/15/22	1,033
1,415,000	Truist Bank, 4.05%, 11/03/25	1,624
2,450,000	UBS Group AG 144A, (3 mo. LIBOR USD + 1.468%), 3.13%, 8/13/30 (a)(b)	2,693
1,000,000	Wachovia Corp., 5.50%, 8/01/35	1,299
2,000,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.530%), 3.07%, 4/30/41 (b)	2,075
2,450,000	Wells Fargo & Co., 3.75%, 1/24/24	2,661
		77,605
Basic Industry (6%)
2,000,000	Alcoa Nederland Holding BV 144A, 6.75%, 9/30/24 (a)	2,066
650,000	Aviation Capital Group LLC 144A, 2.88%, 1/20/22 (a)	649
1,120,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	1,124
1,160,000	Carrier Global Corp. 144A, 3.58%, 4/05/50 (a)	1,257
1,735,000	Caterpillar Financial Services Corp., 3.65%, 12/07/23	1,905
2,000,000	CNH Industrial Capital LLC, 3.88%, 10/15/21	2,054
465,000	DAE Funding LLC 144A, 4.50%, 8/01/22 (a)	469
1,500,000	DuPont de Nemours Inc., 4.21%, 11/15/23	1,650
1,485,000	GATX Corp., 4.35%, 2/15/24	1,629
2,348,000	General Electric Co., 6.75%, 3/15/32	3,028
1,825,000	Glencore Funding LLC 144A, 1.63%, 9/01/25 (a)	1,816
1,750,000	Honeywell International Inc., 2.80%, 6/01/50	1,861
1,125,000	Jabil Inc., 3.60%, 1/15/30	1,194
1,450,000	Nutrition & Biosciences Inc. 144A, 2.30%, 11/01/30 (a)	1,459
900,000	Nutrition & Biosciences Inc. 144A, 3.47%, 12/01/50 (a)	923
880,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 4.45%, 1/29/26 (a)	1,003
685,000	Raytheon Technologies Corp., 4.13%, 11/16/28	804
600,000	Raytheon Technologies Corp., 4.63%, 11/16/48	785
1,500,000	Raytheon Technologies Corp., 6.70%, 8/01/28	2,008
1,485,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (a)	1,497
		29,181
Consumer Goods (4%)
740,000	Anheuser-Busch InBev Worldwide Inc., 8.00%, 11/15/39	1,202

Principal or Shares	Security Description	Value (000)

904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	$1,487
445,000	Bacardi Ltd. 144A, 5.30%, 5/15/48 (a)	569
1,000,000	Central Garden & Pet Co., 4.13%, 10/15/30	1,014
2,320,000	Coca-Cola Co., 2.60%, 6/01/50	2,333
1,670,000	Keurig Dr Pepper Inc., 3.13%, 12/15/23	1,791
195,000	Land O’ Lakes Inc. 144A, 6.00%, 11/15/22 (a)	208
2,600,000	Land O’ Lakes Inc. 144A, 7.00% (a)(c)	2,346
900,000	Mars Inc. 144A, 4.13%, 4/01/54 (a)	1,129
525,000	Mondelez International Inc., 1.50%, 5/04/25	540
690,000	Nestle Holdings Inc. 144A, 3.35%, 9/24/23 (a)	746
690,000	Nestle Holdings Inc. 144A, 3.50%, 9/24/25 (a)	776
1,230,000	NIKE Inc., 2.75%, 3/27/27	1,356
1,850,000	NIKE Inc., 3.38%, 3/27/50	2,133
1,645,000	PepsiCo Inc., 2.88%, 10/15/49	1,763
1,100,000	Procter & Gamble Co., 0.55%, 10/29/25	1,096
		20,489
Energy (4%)
1,780,000	Chevron Corp., 2.24%, 5/11/30	1,868
1,700,000	CNOOC Petroleum North America ULC, 7.88%, 3/15/32	2,609
3,000,000	EQM Midstream Partners LP, 6.50%, 7/15/48	2,855
985,000	Gray Oak Pipeline LLC 144A, 3.45%, 10/15/27 (a)	1,000
1,000,000	Hess Corp., 7.30%, 8/15/31	1,221
750,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	938
400,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 1.52%, 1/15/23 (b)	402
1,700,000	Williams Cos. Inc., 3.75%, 6/15/27	1,854
1,800,000	Williams Cos. Inc., 7.88%, 9/01/21	1,908
2,200,000	Williams Cos. Inc., 8.75%, 3/15/32	3,116
		17,771
Financial Services (11%)
925,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.13%, 7/03/23	951
1,125,000	Air Lease Corp., 2.30%, 2/01/25	1,107
410,000	Aircastle Ltd., 4.13%, 5/01/24	405
1,795,000	Ally Financial Inc., 3.88%, 5/21/24	1,932
1,851,000	American Express Co., 8.15%, 3/19/38	2,910
1,950,000	Ares Capital Corp., 3.25%, 7/15/25	1,957
1,000,000	Ares Capital Corp., 3.50%, 2/10/23	1,031
875,000	Ares Capital Corp., 3.63%, 1/19/22	898
1,670,000	BNP Paribas SA 144A, (U.S. Secured Overnight Financing Rate + 2.074%), 2.22%, 6/09/26 (a)(b)	1,729
2,100,000	Capital One Financial Corp., 3.30%, 10/30/24	2,279
2,700,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.667%), 1.68%, 5/15/24 (b)	2,767
2,300,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 2.107%), 2.57%, 6/03/31 (b)	2,400
2,510,000	Credit Agricole SA 144A, (U.S. Secured Overnight Financing Rate + 1.676%), 1.91%, 6/16/26 (a)(b)	2,574
3,000,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 2.044%), 2.19%, 6/05/26 (a)(b)	3,104
1,365,000	Crown Castle International Corp., 1.35%, 7/15/25	1,380

40   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,180,000	FS KKR Capital Corp., 4.75%, 5/15/22	$2,226
3,775,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (a)	3,574
1,800,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	1,885
1,700,000	Host Hotels & Resorts LP, 3.50%, 9/15/30	1,627
2,800,000	HSBC Holdings PLC, (U.S. Secured Overnight Financing Rate + 2.387%), 2.85%, 6/04/31 (b)	2,909
1,400,000	KKR Group Finance Co. III LLC 144A, 5.13%, 6/01/44 (a)	1,717
1,155,000	Low Income Investment Fund, 3.71%, 7/01/29	1,263
620,000	Mastercard Inc., 3.85%, 3/26/50	775
1,100,000	Nomura Holdings Inc., 2.68%, 7/16/30	1,126
2,205,000	Owl Rock Capital Corp., 3.75%, 7/22/25	2,200
1,300,000	PayPal Holdings Inc., 3.25%, 6/01/50	1,408
2,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (a)	2,115
1,060,000	Royal Bank of Canada, 1.15%, 6/10/25	1,078
250,000	Synchrony Financial, 3.75%, 8/15/21	254
2,350,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.100%), 2.39%, 6/02/28 (b)	2,445
		54,026
Healthcare (12%)
700,000	AbbVie Inc. 144A, 2.30%, 11/21/22 (a)	726
2,160,000	AbbVie Inc. 144A, 2.95%, 11/21/26 (a)	2,361
685,000	AbbVie Inc., 3.75%, 11/14/23	746
920,000	AbbVie Inc. 144A, 4.25%, 11/21/49 (a)	1,078
3,120,000	Amgen Inc., 3.15%, 2/21/40	3,293
2,850,000	AstraZeneca PLC, 1.38%, 8/06/30	2,780
700,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (a)	763
700,000	Blue Cross and Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	755
1,645,000	Bristol-Myers Squibb Co., 2.90%, 7/26/24	1,777
1,625,000	Bristol-Myers Squibb Co., 4.25%, 10/26/49	2,083
1,500,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 0.90%, 9/17/21 (b)	1,500
700,000	Cigna Corp., 4.13%, 11/15/25	801
895,000	Cigna Corp., 4.90%, 12/15/48	1,159
2,100,000	CVS Health Corp., 1.30%, 8/21/27	2,066
2,030,000	CVS Health Corp., 4.10%, 3/25/25	2,290
2,050,000	DH Europe Finance II Sarl, 3.40%, 11/15/49	2,342
110,000	Dignity Health, 3.13%, 11/01/22	114
740,000	Dignity Health, 4.50%, 11/01/42	806
3,960,000	Gilead Sciences Inc., 2.60%, 10/01/40	3,854
965,000	Gilead Sciences Inc., 2.80%, 10/01/50	945
1,425,000	Johnson & Johnson, 0.95%, 9/01/27	1,423
1,100,000	Merck & Co. Inc., 1.45%, 6/24/30	1,103
1,300,000	Merck & Co. Inc., 2.35%, 6/24/40	1,310
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	244
955,000	PeaceHealth Obligated Group, 1.38%, 11/15/25	967
1,200,000	Perrigo Finance Unlimited Co., 3.15%, 6/15/30	1,240
880,000	Pfizer Inc., 2.63%, 4/01/30	969
2,250,000	Roche Holdings Inc. 144A, 3.63%, 9/17/28 (a)(d)	2,582
2,620,000	Royalty Pharma PLC 144A, 2.20%, 9/02/30 (a)	2,584
174,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	177
2,040,000	Takeda Pharmaceutical Co. Ltd., 3.03%, 7/09/40	2,104

Principal or Shares	Security Description	Value (000)
2,000,000	Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	$2,221
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	350
850,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	857
885,000	Toledo Hospital, 5.75%, 11/15/38	1,025
2,175,000	Toledo Hospital, 6.02%, 11/15/48	2,349
2,000,000	UnitedHealth Group Inc., 3.88%, 8/15/59	2,438
1,820,000	Upjohn Inc. 144A, 4.00%, 6/22/50 (a)	1,933
		58,115
Insurance (7%)
800,000	American Financial Group Inc., 4.50%, 6/15/47	884
2,730,000	Athene Global Funding 144A, 2.95%, 11/12/26 (a)	2,874
1,050,000	Enstar Group Ltd., 4.50%, 3/10/22	1,088
1,400,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (a)	1,552
1,550,000	High Street Funding Trust I 144A, 4.11%, 2/15/28 (a)	1,770
2,115,000	Jackson National Life Global Funding 144A, 2.65%, 6/21/24 (a)	2,243
1,800,000	Lincoln National Corp., 7.00%, 6/15/40	2,588
2,317,000	Manulife Financial Corp., (USD ICE Swap Rate 11:00 am NY 5Y + 1.647%), 4.06%, 2/24/32 (b)	2,504
1,030,000	Marsh & McLennan Cos. Inc., 3.88%, 3/15/24	1,137
725,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (a)	820
1,731,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	2,924
1,265,000	New York Life Insurance Co. 144A, 5.88%, 5/15/33 (a)	1,734
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (a)	753
1,700,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	1,716
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	720
1,665,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (a)	1,713
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (a)	708
2,000,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (a)	2,997
		30,725
Media (2%)
1,705,000	Comcast Corp., 3.95%, 10/15/25	1,955
3,825,000	Comcast Corp., 6.50%, 11/15/35	5,790
1,760,000	Fox Corp., 5.58%, 1/25/49	2,409
475,000	Walt Disney Co., 9.50%, 7/15/24	615
		10,769
Real Estate (2%)
1,140,000	Healthpeak Properties Inc., 3.40%, 2/01/25	1,246
555,000	iStar Inc., 4.75%, 10/01/24	531
900,000	Kimco Realty Corp., 4.25%, 4/01/45	947
800,000	National Retail Properties Inc., 3.90%, 6/15/24	864
1,200,000	Simon Property Group LP, 6.75%, 2/01/40	1,669

Annual Report   41

Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
360,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	$400
2,750,000	Ventas Realty LP, 4.88%, 4/15/49	3,069
800,000	VEREIT Operating Partnership LP, 4.60%, 2/06/24	862
770,000	WEA Finance LLC 144A, 4.13%, 9/20/28 (a)	788
980,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	951
		11,327
Retail (3%)
1,550,000	Costco Wholesale Corp., 1.60%, 4/20/30	1,568
870,000	Costco Wholesale Corp., 1.75%, 4/20/32	888
2,000,000	Home Depot Inc., 4.50%, 12/06/48	2,660
1,775,000	Lowe’s Cos. Inc., 3.00%, 10/15/50	1,827
1,325,000	Lowe’s Cos. Inc., 5.13%, 4/15/50	1,853
1,555,000	Walmart Inc., 3.25%, 7/08/29	1,801
1,940,000	Yum! Brands Inc., 3.63%, 3/15/31	1,906
		12,503
Service (2%)
2,185,000	American University, 3.67%, 4/01/49	2,342
1,850,000	California Institute of Technology, 3.65%, 9/01/19	1,886
1,150,000	Ford Foundation, 2.82%, 6/01/70	1,134
1,540,000	Georgetown University, 4.32%, 4/01/49	1,839
1,180,000	President and Fellows of Harvard College, 2.52%, 10/15/50	1,212
		8,413
Technology (4%)
1,305,000	Apple Inc., 2.65%, 5/11/50	1,322
2,000,000	Apple Inc., 4.65%, 2/23/46	2,728
2,289,000	Broadcom Inc., 4.11%, 9/15/28	2,554
1,400,000	Dell International LLC/EMC Corp. 144A, 4.90%, 10/01/26 (a)	1,595
835,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46 (a)	1,141
2,300,000	International Business Machines Corp., 1.70%, 5/15/27	2,354
1,050,000	Lam Research Corp., 2.88%, 6/15/50	1,083
1,315,000	Microchip Technology Inc. 144A, 2.67%, 9/01/23 (a)	1,365
2,800,000	Microsoft Corp., 2.53%, 6/01/50	2,865
1,150,000	ServiceNow Inc., 1.40%, 9/01/30	1,113
1,050,000	Texas Instruments Inc., 1.75%, 5/04/30	1,074
		19,194
Telecommunications (7%)
2,575,000	Alphabet Inc., 2.05%, 8/15/50	2,330
1,600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%), 1.43%, 6/12/24 (b)	1,637
3,359,000	AT&T Inc. 144A, 3.50%, 9/15/53 (a)	3,227
3,800,000	AT&T Inc. 144A, 3.65%, 9/15/59 (a)	3,642
1,760,000	British Telecommunications PLC 144A, 4.25%, 11/08/49 (a)	2,036
1,500,000	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	2,331
1,350,000	eBay Inc., 2.70%, 3/11/30	1,416
735,000	JD.com Inc., 3.38%, 1/14/30	794
1,350,000	JD.com Inc., 4.13%, 1/14/50	1,455

Principal or Shares	Security Description	Value (000)
2,475,000	Orange SA, 9.00%, 3/01/31	$4,016
97,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (a)	99
1,100,000	TELUS Corp., 4.60%, 11/16/48	1,371
2,050,000	Tencent Holdings Ltd. 144A, 3.24%, 6/03/50 (a)	2,070
300,000	Tencent Holdings Ltd. 144A, 3.98%, 4/11/29 (a)	338
1,500,000	T-Mobile USA Inc. 144A, 3.88%, 4/15/30 (a)	1,687
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	1,237
1,063,000	Verizon Communications Inc., 4.75%, 11/01/41	1,390
280,000	Verizon Communications Inc., 4.86%, 8/21/46	373
2,000,000	Vodafone Group PLC, 5.25%, 5/30/48	2,594
		34,043
Transportation (1%)
1,433,369	American Airlines 2019-1 Class A Pass-Through Trust, 3.50%, 2/15/32	1,131
1,496,109	American Airlines 2019-1 Class AA Pass-Through Trust, 3.15%, 2/15/32	1,379
172,361	Continental Airlines 2007-1 Class B Pass-Through Trust, 6.90%, 4/19/22	161
2,100,000	Ryder System Inc., 3.65%, 3/18/24	2,285
		4,956
Utility (8%)
1,485,000	Alliant Energy Finance LLC 144A, 3.75%, 6/15/23 (a)	1,594
1,680,000	Ameren Corp., 2.50%, 9/15/24	1,786
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (a)	1,215
244,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	350
1,150,000	Consumers Energy Co., 4.35%, 4/15/49	1,507
1,750,000	Dominion Energy Gas Holdings LLC, 3.00%, 11/15/29	1,907
1,000,000	Dominion Energy Inc., 4.10%, 4/01/21	1,015
1,185,000	DTE Energy Co., 3.70%, 8/01/23	1,284
1,250,000	Duke Energy Florida LLC, 4.20%, 7/15/48	1,566
1,620,000	Entergy Louisiana LLC, 4.00%, 3/15/33	2,006
850,000	Exelon Generation Co. LLC, 3.25%, 6/01/25	926
1,600,000	FirstEnergy Corp., 2.25%, 9/01/30	1,513
545,000	Fortis Inc., 3.06%, 10/04/26	596
1,150,000	Indianapolis Power & Light Co. 144A, 4.05%, 5/01/46 (a)	1,397
1,650,000	Interstate Power and Light Co., 3.50%, 9/30/49	1,823
660,000	KeySpan Gas East Corp. 144A, 5.82%, 4/01/41 (a)	915
1,780,000	National Fuel Gas Co., 5.50%, 1/15/26	1,950
1,180,000	National Rural Utilities Cooperative Finance Corp., 4.40%, 11/01/48	1,522
1,150,000	NextEra Energy Capital Holdings Inc., 3.25%, 4/01/26	1,282
275,000	Niagara Mohawk Power Corp. 144A, 1.96%, 6/27/30 (a)	281
2,600,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	2,601
825,000	PSEG Power LLC, 3.85%, 6/01/23	890
345,007	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (a)	355
2,255,000	Tampa Electric Co., 4.45%, 6/15/49	2,929
2,297,000	Tucson Electric Power Co., 4.85%, 12/01/48	3,005

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,605,000	Vistra Operations Co. LLC 144A, 4.30%, 7/15/29 (a)	$2,825
		39,040
Total Corporate Bond (Cost - $423,945)		454,726
Foreign Government (0%)
1,885,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (a)
	(Cost - $1,883)	1,919
Municipal (2%)
1,200,000	Bay Area Toll Authority, 3.55%, 4/01/54	1,263
2,400,000	Chicago O’Hare International Airport, 4.47%, 1/01/49	2,836
1,200,000	City of San Francisco CA Public Utilities Commission Water Revenue, 2.83%, 11/01/41	1,193
1,050,000	Michigan Finance Authority, 5.02%, 11/01/43	1,270
1,000,000	Rutgers The State University of New Jersey, 4.15%, 5/01/48	1,059
2,170,000	University of California, 1.32%, 5/15/27	2,169
Total Municipal (Cost - $9,020)		9,790

Principal or Shares	Security Description	Value (000)

Investment Company (3%)
11,713,077	Payden Cash Reserves Money Market Fund *
	(Cost - $11,713)	$11,713

Total Investments (Cost - $446,561) (100%)		478,148
Other Assets, net of Liabilities (0%)		1,803
Net Assets (100%)		$479,951

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933.
It has been deemed liquid under guidelines approved by the Board.
(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(c)	Perpetual security with no stated maturity date.
(d)

All or a portion of these securities are on loan. At October 31, 2020, the total market value of the Fund’s securities on loan is $2,524 the total market value of the collateral held by the Fund is $2,596. Amounts in 000s.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	79	Dec-20	$13,625	$(333)	$(333)
U.S. Treasury 10-Year Note Future	173	Dec-20	23,912	(165)	(165)
U.S. Treasury 2-Year Note Future	109	Dec-20	24,072	(4)	(4)

					(502)

Short Contracts:
U.S. 10-Year Ultra Future	97	Dec-20	(15,256)	139	139
U.S. Treasury 5-Year Note Future	128	Dec-20	(16,077)	33	33
U.S. Ultra Bond Future	36	Dec-20	(7,740)	124	124

					296

Total Futures					$(206)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 34 Index), Pay 5% Quarterly, Receive upon credit default	06/20/2025	$9,200	$(449)	$458	$(907)

Annual Report   43

Payden Corporate Bond Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$2,524
Non-cash Collateral[2]	(2,524)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

44   Payden Mutual Funds

            Payden Strategic Income Fund

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments

Corporate Bond	49%
Mortgage Backed	15%
U.S. Treasury	12%
Asset Backed	10%
Foreign Government	5%
Other	9%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020

Principal or Shares	Security Description	Value (000)
Asset Backed (10%)
219,450	Arbys Funding LLC 144A, 3.24%, 7/30/50 (a)	$226
500,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%), 3.02%, 4/22/27 (a)(b)	456
700,000	Blackrock European CLO VII DAC 144A, (3 mo. EURIBOR + 1.700%), 1.70%, 10/15/31 EUR (a)(b)(c)	803
324,823	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 0.930%), 1.15%, 7/18/27 (a)(b)	322
300,000	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 2.750%), 2.97%, 7/18/27 (a)(b)	266
450,000	BlueMountain CLO 2015-3 Ltd. 144A, (3 mo. LIBOR USD + 2.600%), 2.82%, 4/20/31 (a)(b)	366
500,000	Carlyle C17 CLO Ltd. 144A, (3 mo. LIBOR USD + 2.800%), 3.01%, 4/30/31 (a)(b)	452
230,000	CARS-DB4 LP 144A, 4.17%, 2/15/50 (a)	236
360,000	CARS-DB4 LP 144A, 4.95%, 2/15/50 (a)	368
590,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 2.350%), 2.59%, 6/09/30 (a)(b)	574
600,000	CIFC European Funding CLO II DAC 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 4/15/33 EUR (a)(b)(c)	702
400,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.11%, 4/24/31 (a)(b)	367
620,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 1.70%, 8/20/35 (a)(b)	607
202,193	Countrywide Asset-Backed Certificates, 4.54%, 10/25/46 (d)	201
309,225	Driven Brands Funding 2020-1A LLC 144A, 3.79%, 7/20/50 (a)	319
400,000	Driven Brands Funding 2020-2A LLC 144A, 3.24%, 1/20/51 (a)	400
500,000	Dryden 33 Senior Loan Fund 144A, (3 mo. LIBOR USD + 1.750%), 1.99%, 4/15/29 (a)(b)	501

Principal or Shares	Security Description	Value (000)

400,000	Dryden XXVI Senior Loan Fund 144A, (3 mo. LIBOR USD + 5.540%), 5.78%, 4/15/29 (a)(b)	$347
410,000	Gulf Stream Meridian 2 Ltd. 144A, (3 mo. LIBOR USD + 1.400%), 0.00%, 10/15/29 (a)(b)(e)	410
500,000	LCM XXI LP 144A, (3 mo. LIBOR USD + 2.000%), 2.22%, 4/20/28 (a)(b)	484
490,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 5/15/36 (a)(b)	481
400,000	Man GLG Euro CLO 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 10/15/32 EUR (a)(b)(c)	466
250,000	Montmartre Euro CLO 2020-2 DAC 144A, (3 mo. EURIBOR + 1.590%), 1.59%, 7/15/33 EUR (a)(b)(c)	291
400,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.11%, 4/26/31 (a)(b)	363
600,000	OZLME V DAC 144A, (3 mo. EURIBOR + 1.750%), 1.75%, 1/14/32 EUR (a)(b)(c)	696
406,925	Planet Fitness Master Issuer LLC 144A, 3.86%, 12/05/49 (a)	386
500,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 2.700%), 2.94%, 1/15/29 (a)(b)	493
600,000	St Paul’s CLO XII DAC 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/33 EUR (a)(b)(c)	687
370,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 7/15/38 (a)(b)	365
300,000	Voya Euro CLO III DAC 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a)(b)(c)	348
430,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (a)	441
490,000	Wingstop Funding 2020-1A LLC 144A, 2.84%, 12/05/50 (a)	497
Total Asset Backed (Cost - $14,040)		13,921

Annual Report   45

            Payden Strategic Income Fund  continued

Principal or Shares	Security Description	Value (000)
Bank Loans(f) (3%)
250,000	AI Convoy Luxembourg Sarl Term Loan B 1L, (3 mo. EURIBOR + 3.750%), 3.75%, 1/20/27 EUR (c)	$287
671,553	Altice France SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%), 2.90%, 7/31/25	643
304,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 1-Month + 9.000%), 10.00%, 11/01/25	322
471,443	CDW LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 8/17/23	470
300,000	Froneri Lux FinCo SARL Term Loan B 1L, (1 mo. EURIBOR + 2.625%), 2.63%, 1/31/27 EUR (c)	341
317,371	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 2.90%, 10/22/25	311
408,951	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 2/05/25	390
408,901	K-MAC Holdings Corp. Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.15%, 3/14/25	396
135,000	Newco Financing Partnership Term Loan B1 1L, (LIBOR USD 1-Month + 3.500%), 3.50%, 1/31/29	132
497,500	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 4.500%), 5.50%, 12/13/26	497
780,000	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.40%, 2/05/27	759
135,000	UPC Financing Partnership Term Loan B2 1L, (LIBOR USD 1-Month + 3.500%), 3.50%, 1/31/29	132
Total Bank Loans (Cost - $4,695)		4,680
Corporate Bond (50%)
Financial (21%)
145,000	Air Lease Corp., 2.30%, 2/01/25	143
270,000	American Honda Finance Corp., 0.88%, 7/07/23	272
770,000	Ares Capital Corp., 3.50%, 2/10/23	794
185,000	Ares Capital Corp., 3.63%, 1/19/22	190
230,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (a)	248
180,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%), 7.00%, 3/27/48 (b)	196
725,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (a)	727
400,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.729%), 5.00%, (a)(b)(g)	400
445,000	Bank of America Corp., (3 mo. LIBOR USD + 1.021%), 2.88%, 4/24/23 (b)	460
385,000	Bank of Nova Scotia, 1.30%, 6/11/25	392
255,000	Barclays Bank PLC, 1.70%, 5/12/22	260
270,000	Barclays PLC, 3.68%, 1/10/23	279
350,000	Barclays PLC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.867%), 6.13%, (b)(g)	357
510,000	BBVA USA, 2.88%, 6/29/22	528
250,000	BNP Paribas SA 144A, (U.S. Secured Overnight Financing Rate + 2.074%), 2.22%, 6/09/26 (a)(b)	259

Principal or Shares	Security Description	Value (000)

400,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	$432
375,000	Charles Schwab Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38%, (b)(g)	411
520,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 2.107%), 2.57%, 6/03/31 (b)	543
400,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%), 2.88%, 7/24/23 (b)	415
130,000	Citigroup Inc., (3 mo. LIBOR USD + 4.478%), 6.13%, (b)(g)	129
420,000	Citizens Bank NA, 3.25%, 2/14/22	434
390,000	Comerica Bank, 2.50%, 7/23/24	416
375,000	Credit Agricole SA 144A, (U.S. Secured Overnight Financing Rate + 1.676%), 1.91%, 6/16/26 (a)(b)	385
335,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.560%), 2.59%, 9/11/25 (a)(b)	351
275,000	Credit Suisse Group AG 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.889%), 5.25%, (a)(b)(g)	278
830,000	Daimler Finance North America LLC 144A, 3.65%, 2/22/24 (a)	901
450,000	Diversified Healthcare Trust, 4.75%, 5/01/24	430
425,000	Enstar Group Ltd., 4.50%, 3/10/22	440
460,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	481
470,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (a)	521
700,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%), 1.52%, 2/15/23 (b)	660
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	630
415,000	FS KKR Capital Corp., 4.75%, 5/15/22	424
400,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (a)	379
350,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 1.78%, 1/14/22 (b)	352
500,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%), 5.75%, (b)(g)	490
550,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	576
400,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.110%), 1.32%, 4/26/22 (b)	401
365,000	HSBC Holdings PLC, (U.S. Secured Overnight Financing Rate + 1.929%), 2.10%, 6/04/26 (b)	373
245,000	Intercontinental Exchange Inc., 2.10%, 6/15/30	252
550,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.850%), 2.08%, 4/22/26 (b)	576
400,000	Life Storage LP, 2.20%, 10/15/30	400
555,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	580
430,000	Mitsubishi UFJ Financial Group Inc., 3.41%, 3/07/24	466
500,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 1.000%), 3.92%, 9/11/24 (b)	543

46   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

580,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%), 1.15%, 7/22/22 (b)	$583
500,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	507
320,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22 (a)	331
315,000	National Securities Clearing Corp. 144A, 1.50%, 4/23/25 (a)	324
270,000	Nomura Holdings Inc., 1.85%, 7/16/25	275
255,000	OneMain Finance Corp., 8.88%, 6/01/25	281
345,000	Owl Rock Capital Corp., 3.75%, 7/22/25	344
235,000	Royal Bank of Canada, 1.60%, 4/17/23	242
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	485
500,000	SBA Communications Corp., 4.00%, 10/01/22	505
290,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (a)	300
640,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	624
580,000	SLM Corp., 5.13%, 4/05/22	598
200,000	State Street Corp. 144A, (U.S. Secured Overnight Financing Rate + 2.690%), 2.83%, 3/30/23 (a)(b)	207
260,000	Swedbank AB 144A, 1.30%, 6/02/23 (a)	265
335,000	Synchrony Financial, 2.85%, 7/25/22	346
505,000	VEREIT Operating Partnership LP, 4.60%, 2/06/24	544
335,000	WEA Finance LLC 144A, 3.15%, 4/05/22 (a)	340
585,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.600%), 1.65%, 6/02/24 (b)	598
435,000	Wells Fargo Bank NA, (3 mo. LIBOR USD + 0.660%), 0.90%, 9/09/22 (b)	437
625,000	Zions Bancorp NA, 3.35%, 3/04/22	645
		27,955
Industrial (20%)
222,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (a)	228
405,000	AbbVie Inc. 144A, 2.60%, 11/21/24 (a)	431
335,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	329
280,000	Alphabet Inc., 0.80%, 8/15/27	277
482,616	American Airlines 2019-1 Class A Pass-Through Trust, 3.50%, 2/15/32	381
200,000	ams AG 144A, 6.00%, 7/31/25 EUR (a)(c)	243
460,000	AstraZeneca PLC, 0.70%, 4/08/26	454
600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%), 1.43%, 6/12/24 (b)	614
540,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	542
260,000	Bausch Health Cos. Inc. 144A, 6.25%, 2/15/29 (a)	268
715,000	Bayer U.S. Finance II LLC 144A, (3 mo. LIBOR USD + 0.630%), 0.86%, 6/25/21 (a)(b)	717
350,000	Bayer U.S. Finance II LLC 144A, 3.50%, 6/25/21 (a)	356
500,000	Blue Cross and Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	539
320,000	BRF SA 144A, 5.75%, 9/21/50 (a)	305
565,000	Bristol-Myers Squibb Co., 2.90%, 7/26/24	610

Principal or Shares	Security Description	Value (000)

192,000	Broadcom Inc., 3.46%, 9/15/26	$210
300,000	Carrier Global Corp. 144A, 2.24%, 2/15/25 (a)	313
240,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.38%, 6/01/29 (a)	260
50,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	55
450,000	Centene Corp., 4.25%, 12/15/27	475
230,000	Choice Hotels International Inc., 3.70%, 1/15/31	240
500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (a)	509
500,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 0.90%, 9/17/21 (b)	500
266,000	Cigna Corp., 3.75%, 7/15/23	288
234,000	CommScope Technologies LLC 144A, 6.00%, 6/15/25 (a)	232
255,000	Costco Wholesale Corp., 1.38%, 6/20/27	260
500,000	DH Europe Finance II Sarl, 2.20%, 11/15/24	528
292,000	Encompass Health Corp., 5.75%, 11/01/24	292
140,000	Equifax Inc., 2.60%, 12/15/25	151
385,000	GATX Corp., 4.35%, 2/15/24	422
500,000	Goodyear Tire & Rubber Co., 5.13%, 11/15/23	498
260,000	HCA Inc., 3.50%, 9/01/30	266
500,000	HCA Inc., 5.00%, 3/15/24	560
210,000	Home Depot Inc., 2.50%, 4/15/27	228
260,000	Honeywell International Inc., 1.35%, 6/01/25	267
240,000	KeHE Distributors LLC/KeHE Finance Corp. 144A, 8.63%, 10/15/26 (a)	259
210,000	Keurig Dr Pepper Inc., 4.06%, 5/25/23	228
260,000	Kraft Heinz Foods Co., 5.00%, 6/04/42	286
270,000	Lamar Media Corp., 4.00%, 2/15/30	273
260,000	Lamar Media Corp., 4.88%, 1/15/29	271
200,000	Land O’ Lakes Inc. 144A, 7.00%, (a)(g)	181
580,000	Lennar Corp., 4.75%, 11/29/27	665
220,000	Microchip Technology Inc. 144A, 2.67%, 9/01/23 (a)	228
400,000	Moog Inc. 144A, 4.25%, 12/15/27 (a)	411
675,000	Nissan Motor Co. Ltd. 144A, 3.04%, 9/15/23 (a)	685
500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	555
140,000	Open Text Corp. 144A, 3.88%, 2/15/28 (a)	142
250,000	Pfizer Inc., 2.63%, 4/01/30	275
200,000	Prosus NV 144A, 3.68%, 1/21/30 (a)	218
460,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	472
260,000	PTC Inc. 144A, 3.63%, 2/15/25 (a)	265
10,000	PTC Inc. 144A, 4.00%, 2/15/28 (a)	10
250,000	Qorvo Inc., 4.38%, 10/15/29	268
40,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC 144A, 5.13%, 7/15/23 (a)	41
375,000	Ryder System Inc., 2.88%, 6/01/22	388
30,000	Science Applications International Corp. 144A, 4.88%, 4/01/28 (a)	32
450,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (a)	472
885,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (a)	892
500,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (a)	523
390,000	Takeda Pharmaceutical Co. Ltd., 2.05%, 3/31/30	393
260,000	Tencent Holdings Ltd. 144A, 3.24%, 6/03/50 (a)	263

Annual Report   47

            Payden Strategic Income Fund  continued

Principal or Shares	Security Description	Value (000)

535,000	Tencent Holdings Ltd. 144A, 3.28%, 4/11/24 (a)	$569
800,000	Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 1/31/25 EUR (c)	970
130,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	128
815,000	Toledo Hospital, 5.33%, 11/15/28	913
250,000	United Rentals North America Inc., 5.88%, 9/15/26	263
450,000	Univar Solutions USA Inc. 144A, 5.13%, 12/01/27 (a)	467
230,000	Upjohn Inc. 144A, 1.65%, 6/22/25 (a)	235
400,000	Vericast Corp. 144A, 9.25%, 3/01/21 (a)	401
500,000	VTR Comunicaciones SpA 144A, 5.13%, 1/15/28 (a)	530
330,000	Weibo Corp., 3.38%, 7/08/30	332
230,000	Yum! Brands Inc. 144A, 7.75%, 4/01/25 (a)	253
		26,605
Utility (9%)
400,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	463
580,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	575
146,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (a)	142
410,000	CNX Midstream Partners LP/CNX Midstream Finance Corp. 144A, 6.50%, 3/15/26 (a)	418
281,100	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	312
300,000	Comstock Resources Inc. 144A, 7.50%, 5/15/25 (a)	299
200,000	DTE Energy Co., 3.70%, 8/01/23	217
270,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	285
615,000	EQT Corp., 3.00%, 10/01/22	615
140,000	Exelon Generation Co. LLC, 3.25%, 6/01/25	152
560,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	494
420,000	Gray Oak Pipeline LLC 144A, 2.60%, 10/15/25 (a)	420
350,000	Indigo Natural Resources LLC 144A, 6.88%, 2/15/26 (a)	345
270,000	Kinder Morgan Inc., 2.00%, 2/15/31	257
400,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(h)	412
755,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (a)	766
330,000	National Fuel Gas Co., 5.50%, 1/15/26	362
400,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	397
400,000	Oleoducto Central SA 144A, 4.00%, 7/14/27 (a)	419
400,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	400
340,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (a)	355
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	335
385,000	Petroleos Mexicanos, 6.49%, 1/23/27	359
735,000	Phillips 66 Partners LP, 2.45%, 12/15/24	762
380,000	Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 2/01/21	380

Principal or Shares	Security Description	Value (000)

300,000	Range Resources Corp. 144A, 9.25%, 2/01/26 (a)	$318
200,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	225
302,000	Southwestern Energy Co., 8.38%, 9/15/28	316
330,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (a)	355
445,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	475
285,000	Williams Cos. Inc., 3.75%, 6/15/27	311
		11,941
Total Corporate Bond (Cost - $64,640)		66,501
Foreign Government (5%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	210
325,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (a)	331
830,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (a)(c)	660
203,333	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (a)	209
430,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (a)	438
280,000	Guatemala Government Bond 144A, 5.38%, 4/24/32 (a)	331
500,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (a)	504
390,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	404
360,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	412
500,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (c)	415
380,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	370
300,000	Paraguay Government International Bond 144A, 4.95%, 4/28/31 (a)	351
510,000	Peruvian Government International Bond, 2.78%, 1/23/31	553
294,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	304
410,000	Serbia International Bond 144A, 3.13%, 5/15/27 EUR (a)(c)	520
310,000	Ukraine Government International Bond 144A, 7.25%, 3/15/33 (a)	293
300,000	Uruguay Government International Bond, 4.98%, 4/20/55	397
Total Foreign Government (Cost - $6,308)		6,702
Mortgage Backed (15%)
87,859	Alternative Loan Trust 2005-47CB, 5.50%, 10/25/35	71
111,615	Alternative Loan Trust 2005-54CB, 5.13%, 11/25/35	85
576,297	Alternative Loan Trust 2005-54CB, 5.50%, 11/25/35	461

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

232,160	Alternative Loan Trust 2007-9T1, 6.00%, 5/25/37	$143
301,686	American Home Mortgage Investment Trust 2006-3, (6 mo. LIBOR USD + 1.750%), 2.02%, 12/25/36 (b)	273
156,630	Banc of America Funding 2005-H Trust, 2.84%, 11/20/35 (d)	139
388,834	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	296
420,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 11/15/35 (a)(b)	412
645,523	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 1.23%, 10/15/36 (a)(b)	645
138,797	CHL Mortgage Pass-Through Trust 2004-29, 2.64%, 2/25/35 (d)	120
9,603,348	Citigroup Commercial Mortgage Trust 2018-C6, 0.78%, 11/10/51 (d)	502
325,525	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 11/25/39 (a)(b)	294
510,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 5/15/36 (a)(b)	501
76,369	CSMC Mortgage-Backed Trust 2006-7, 6.00%, 8/25/36	51
496,884	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 10.40%, 1/25/29 (b)	561
770,247	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 11.750%), 11.90%, 10/25/28 (b)	917
497,166	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 12.40%, 9/25/28 (b)	602
656,357	FN BP6626 30YR, 2.00%, 8/01/50	677
1,329,593	FN CA6322 30YR, 2.50%, 7/01/50	1,387
1,216,049	FN MA2561 15YR, 3.00%, 3/01/31	1,276
972,821	FN MA3106 30YR, 3.00%, 8/01/47	1,018
205,676	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.00%, 9/25/49 (a)(b)	202
260,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.00%, 2/25/50 (a)(b)	256
78,475	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 0.750%), 0.90%, 10/25/48 (a)(b)	78
266,008	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 1/25/49 (a)(b)	265
300,000	Freddie Mac STACR Trust 2019-FTR3 144A, (1 mo. LIBOR USD + 4.800%), 4.95%, 9/25/47 (a)(b)	228
300,000	Freddie Mac STACR Trust 2019-FTR4 144A, (1 mo. LIBOR USD + 5.000%), 5.15%, 11/25/47 (a)(b)	228

Principal or Shares	Security Description	Value (000)

76,176	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 4/25/49 (a)(b)	$75
568,558	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 2/25/49 (a)(b)	548
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 4.75%, 12/25/42 (b)	570
494,733	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 8.800%), 8.95%, 3/25/28 (b)	533
493,338	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 9.350%), 9.50%, 4/25/28 (b)	577
331,216	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.500%), 10.65%, 5/25/28 (b)	370
495,415	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.40%, 12/25/28 (b)	572
247,889	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.40%, 10/25/29 (b)	234
1,059,687	G2 MA3802 30YR, 3.00%, 7/20/46	1,119
301,410	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%), 0.50%, 3/25/35 (a)(b)	273
34,469	JP Morgan Mortgage Trust 2006-A4, 3.58%, 6/25/36 (d)	30
167,861	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (a)(d)	172
62,429	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(d)	64
66,815	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (a)(d)	72
282,102	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (a)(d)	306
502,385	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (a)(d)	551
99,190	PHH Alternative Mortgage Trust Series 2007-1, 6.00%, 2/25/37	93
138,388	RFMSI Series 2006-SA2 Trust, 4.76%, 8/25/36 (d)	116
810,602	Seasoned Credit Risk Transfer Trust Series 2016-1 144A, 3.00%, 9/25/55 (a)(d)	810
660,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.55%, 2/25/47 (a)(b)	630
300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.65%, 2/25/47 (a)(b)	300
175,559	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.04%, 9/25/36 (d)	167
435,523	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.49%, 2/25/37 (d)	424
Total Mortgage Backed (Cost - $20,205)		20,294

Annual Report   49

            Payden Strategic Income Fund  continued

Principal or Shares	Security Description	Value (000)
Municipal (4%)
910,000	California Health Facilities Financing Authority, 2.48%, 6/01/27	$965
650,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/37 (a)	660
1,000,000	California Pollution Control Financing Authority, AMT 144A, 6.75%, 12/01/28 (a)	975
250,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (a)	77
250,000	District of Columbia Water & Sewer Authority, 4.81%, 10/01/14	353
1,500,000	Municipal Improvement Corp. of Los Angeles, 3.43%, 11/01/21	1,542
1,000,000	New York Transportation Development Corp., 5.00%, 7/01/41	1,080
Total Municipal (Cost - $5,621)		5,652
U.S. Treasury (12%)
5,260,000	U.S. Cash Management Bill, 0.08%, 1/12/21 (e)	5,259
160,000	U.S. Treasury Bond, 2.00%, 2/15/50	174
1,620,912	U.S. Treasury Inflation Indexed Bonds, 0.13%, 10/15/24	1,710
700,000	U.S. Treasury Note, 1.38%, 8/31/26 (i)	735
6,660,000	U.S. Treasury Note, 1.50%, 2/15/30	7,071
770,000	U.S. Treasury Note, 2.75%, 7/31/23 (i)(j)	824
Total U.S. Treasury (Cost - $15,750)		15,773
Stocks (0%)
Preferred Stock (0%)
3,550	U.S. Bancorp, 6.50%
	(Cost - $102)	95
Investment Company (2%)
2,039,994	Payden Cash Reserves Money Market Fund *
	(Cost - $2,040)	2,040
Total Investments (Cost - $133,401) (101%)		135,658
Liabilities in excess of Other Assets (-1%)		(1,443)
Net Assets (100%)		$134,215

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(c)	Principal in foreign currency.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Yield to maturity at time of purchase.
(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(g)	Perpetual security with no stated maturity date.
(h)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(i)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 8,139	EUR 6,832	Citibank, N.A.	03/22/2021	$155
USD 1,114	CAD 1,468	HSBC Bank USA, N.A.	03/22/2021	12

				167

Liabilities:
EUR 1,354	USD 1,587	Citibank, N.A.	03/22/2021	(5)

Net Unrealized Appreciation (Depreciation)				$162

50   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	12	Dec-20	$2,650	$(1)	$(1)
U.S. Ultra Bond Future	1	Dec-20	215	(8)	(8)

					(9)

Short Contracts:
U.S. 10-Year Ultra Future	8	Dec-20	(1,258)	19	19
U.S. Treasury 10-Year Note Future	1	Dec-20	(138)	1	1

					20

Total Futures					$11

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 35 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2025	$5,400	$218	$212	$6

See notes to financial statements.

Annual Report   51

            Payden Absolute Return Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing 80% of its assets in bonds or bond like securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments
Asset Backed	30%
Corporate	29%
Mortgage Backed	27%
U.S. Treasury	6%
Foreign Government	6%
Other	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020

Principal or Shares	Security Description	Value (000)
Asset Backed (30%)
202,056	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD + 0.840%), 1.05%, 7/25/27 (a)(b)	$201
600,000	Allegro CLO II-S Ltd. 144A, (3 mo. LIBOR USD + 1.080%), 1.29%, 10/21/28 (a)(b)	596
1,600,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 1.74%, 7/15/27 (a)(b)	1,590
4,067,266	ALM XVII Ltd. 144A, (3 mo. LIBOR USD + 0.930%), 1.17%, 1/15/28 (a)(b)	4,044
1,521,346	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 0.930%), 1.15%, 7/18/27 (a)(b)	1,510
650,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 2.67%, 7/18/27 (a)(b)	613
3,000,000	Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 5/15/37 (a)(b)	2,941
1,700,000	Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.700%), 1.85%, 5/15/37 (a)(b)	1,666
1,500,000	Arbor Realty Commercial Real Estate Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.750%), 1.90%, 9/15/34 (a)(b)	1,465
2,194,500	Arbys Funding LLC 144A, 3.24%, 7/30/50 (b)	2,256
1,700,000	Atlas Senior Loan Fund Ltd. 144A, (3 mo. LIBOR USD + 1.300%), 1.53%, 1/16/30 (a)(b)	1,690
2,349,453	Avery Point VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.050%), 1.27%, 8/05/27 (a)(b)	2,348
2,400,000	Bain Capital Credit CLO 2020-3 Ltd. 144A, (3 mo. LIBOR USD + 1.380%), 1.64%, 10/23/32 (a)(b)	2,400
1,600,000	Bain Capital Credit CLO 2020-3 Ltd. 144A, (3 mo. LIBOR USD + 1.900%), 2.16%, 10/23/32 (a)(b)	1,600
370,000	Barings CLO Ltd. 2016-II 144A, (3 mo. LIBOR USD + 3.250%), 3.47%, 7/20/28 (a)(b)	358

Principal or Shares	Security Description	Value (000)

300,000	BDS 2019-FL3 Ltd. 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 12/15/35 (a)(b)	$299
1,450,000	BDS 2019-FL3 Ltd. 144A, (1 mo. LIBOR USD + 2.700%), 2.85%, 12/15/35 (a)(b)	1,403
2,200,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.30%, 2/16/37 (a)(b)	2,171
2,350,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.350%), 1.50%, 2/16/37 (a)(b)	2,318
2,100,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.800%), 1.95%, 2/16/37 (a)(b)	2,061
450,000	Blackrock European CLO III DAC 144A, (3 mo. EURIBOR + 0.850%), 0.85%, 4/15/30 EUR (a)(b)(c)	525
1,300,000	Blackrock European CLO V DAC, (3 mo. EURIBOR + 1.100%), 1.10%, 7/16/31 EUR (a)(c)(d)	1,495
2,006,473	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 1.45%, 1/20/29 (a)(b)	2,006
3,300,000	Bosphorus CLO V DAC 144A, (3 mo. EURIBOR + 1.010%), 1.01%, 12/12/32 EUR (a)(b)(c)	3,838
600,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.45%, 9/15/35 (a)(b)	588
450,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 1.75%, 9/15/35 (a)(b)	430
400,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.100%), 2.25%, 9/15/35 (a)(b)	378
350,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 2.90%, 9/15/35 (a)(b)	326
1,925,000	Carlyle C17 CLO Ltd. 144A, (3 mo. LIBOR USD + 2.800%), 3.01%, 4/30/31 (a)(b)	1,739
389,349	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 0.730%), 0.73%, 9/21/29 EUR (a)(b)(c)	453
1,672,815	CARS-DB4 LP 144A, 2.69%, 2/15/50 (b)	1,723

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,200,000	CARS-DB4 LP 144A, 3.19%, 2/15/50 (b)	$1,230
2,800,000	CARS-DB4 LP 144A, 4.17%, 2/15/50 (b)	2,877
1,000,000	CARS-DB4 LP 144A, 4.52%, 2/15/50 (b)	1,034
970,000	CARS-DB4 LP 144A, 4.95%, 2/15/50 (b)	991
1,410,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 1.47%, 6/09/30 (a)(b)	1,402
1,950,000	Cedar Funding VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.090%), 1.31%, 10/20/28 (a)(b)	1,936
500,000	Cedar Funding VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 1.82%, 10/20/28 (a)(b)	494
350,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.11%, 4/24/31 (a)(b)	321
5,660,000	CIFC Funding 2014-II-R Ltd. 144A, (3 mo. LIBOR USD + 1.050%), 1.26%, 4/24/30 (a)(b)	5,607
2,271,793	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR USD + 0.860%), 1.07%, 10/25/27 (a)(b)	2,247
700,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR USD + 2.950%), 3.16%, 10/25/27 (a)(b)	650
1,100,000	Clarinda Park CLO DAC 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 11/15/29 EUR (a)(b)(c)	1,277
1,450,000	Clarinda Park CLO DAC 144A, (3 mo. EURIBOR + 1.600%), 1.60%, 11/15/29 EUR (a)(b)(c)	1,680
250,000	Columbia Cent CLO 27 Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 1.81%, 10/25/28 (a)(b)	247
885,288	CoreVest American Finance 2018-2 Trust 144A, 4.03%, 11/15/52 (b)	951
278,016	Countrywide Asset-Backed Certificates, 4.54%, 10/25/46 (e)	277
300,000	CVC Cordatus Loan Fund III DAV 144A, (3 mo. EURIBOR + 2.550%), 2.55%, 8/15/32 EUR (a)(b)(c)	335
1,657,500	DB Master Finance LLC 144A, 3.63%, 11/20/47 (b)	1,706
693,000	DB Master Finance LLC 144A, 3.79%, 5/20/49 (b)	714
2,193,170	Domino’s Pizza Master Issuer LLC 144A, 3.08%, 7/25/47 (b)	2,216
1,008,873	Drive Auto Receivables Trust 2018-1, 3.81%, 5/15/24	1,031
3,700,000	Drive Auto Receivables Trust 2019-2, 3.69%, 8/17/26	3,892
1,000,000	Drive Auto Receivables Trust 2019-3, 3.18%, 10/15/26	1,040
1,600,000	Drive Auto Receivables Trust 2020-2, 2.28%, 8/17/26	1,647
883,500	Driven Brands Funding 2015-1A LLC 144A, 5.22%, 7/20/45 (b)	920
1,080,750	Driven Brands Funding 2019-1A LLC 144A, 4.64%, 4/20/49 (b)	1,147
2,044,875	Driven Brands Funding 2020-1A LLC 144A, 3.79%, 7/20/50 (b)	2,111
1,300,000	Driven Brands Funding 2020-2A LLC 144A, 3.24%, 1/20/51 (b)	1,300

Principal or Shares	Security Description	Value (000)

1,650,000	Dryden 36 Senior Loan Fund 144A, (3 mo. LIBOR USD + 1.750%), 1.99%, 4/15/29 (a)(b)	$1,649
650,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo. EURIBOR + 0.870%), 0.87%, 10/15/31 EUR (a)(b)(c)	755
945,000	First Investors Auto Owner Trust 2019-1 144A, 3.55%, 4/15/25 (b)	987
2,000,000	First Investors Auto Owner Trust 2019-2 144A, 2.80%, 12/15/25 (b)	2,057
2,150,000	FirstKey Homes 2020-SFR2 Trust 144A, 1.27%, 10/19/37 (b)	2,142
1,157,821	Galaxy XXIX CLO Ltd. 144A, (3 mo. LIBOR USD + 0.790%), 1.07%, 11/15/26 (a)(b)	1,149
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.44%, 2/22/36 (a)(b)	498
600,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 1.74%, 2/22/36 (a)(b)	595
800,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.900%), 2.04%, 2/22/36 (a)(b)	792
1,700,000	Grand Avenue CRE 2019-FL1 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 6/15/37 (a)(b)	1,687
2,800,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 1.70%, 9/15/28 (a)(b)	2,687
250,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 9/15/28 (a)(b)	235
2,450,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 9/15/28 (a)(b)	2,417
2,100,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.180%), 1.33%, 9/15/37 (a)(b)	2,062
2,300,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.400%), 2.55%, 9/15/37 (a)(b)	2,171
2,000,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 2.90%, 9/15/37 (a)(b)	1,741
2,300,000	Greywolf CLO IV Ltd. 144A, (3 mo. LIBOR USD + 1.950%), 2.17%, 4/17/30 (a)(b)	2,300
1,000,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 1.87%, 1/20/30 (a)(b)	998
500,000	Halcyon Loan Advisors Funding 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 1.86%, 7/25/27 (a)(b)	498
2,300,000	Henley CLO I DAC 144A, (3 mo. EURIBOR + 1.140%), 1.14%, 7/15/32 EUR (a)(b)(c)	2,682
1,300,000	Henley CLO I DAC 144A, (3 mo. EURIBOR + 1.800%), 1.80%, 7/15/32 EUR (a)(b)(c)	1,514
817,791	Hunt CRE 2017-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.000%), 1.15%, 8/15/34 (a)(b)	805
250,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.23%, 8/15/28 (a)(b)	249
450,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.350%), 2.50%, 8/15/28 (a)(b)	434

Annual Report   53

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,400,000	ICG U.S. CLO 2015-2R Ltd. 144A, (3 mo. LIBOR USD + 1.370%), 1.60%, 1/16/33 (a)(b)	$2,401
400,000	ICG U.S. CLO 2017-1 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 1.87%, 4/28/29 (a)(b)	393
1,700,000	InSite Issuer 2020-1A LLC 144A, 1.50%, 9/15/50 (b)	1,702
595,699	Invitation Homes 2018-SFR3 Trust 144A, (1 mo. LIBOR USD + 1.000%), 1.15%, 7/17/37 (a)(b)	598
74,381	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 1.17%, 4/21/25 (a)(b)	74
250,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 1.67%, 4/21/25 (a)(b)	248
550,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.25%, 6/15/36 (a)(b)	548
300,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.350%), 1.50%, 6/15/36 (a)(b)	298
200,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 1.75%, 6/15/36 (a)(b)	197
200,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.000%), 2.15%, 6/15/36 (a)(b)	195
1,417,355	LCM XVIII LP 144A, (3 mo. LIBOR USD + 1.240%), 1.48%, 7/15/27 (a)(b)	1,416
950,000	LCM XVIII LP 144A, (3 mo. LIBOR USD + 1.750%), 1.99%, 7/15/27 (a)(b)	950
750,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 1.26%, 10/20/27 (a)(b)	745
800,000	LMREC 2019-CRE3 Inc. 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 12/22/35 (a)(b)	793
1,073,366	LoanCore 2018-CRE1 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.130%), 1.28%, 5/15/28 (a)(b)	1,068
1,300,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 5/15/36 (a)(b)	1,276
755,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 1.17%, 4/19/30 (a)(b)	748
1,340,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 3.07%, 4/19/30 (a)(b)	1,252
3,250,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 1.04%, 1/15/28 (a)(b)	3,211
879,349	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.30%, 6/15/28 (a)(b)	872
150,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 1.70%, 6/15/28 (a)(b)	147
622,961	Neuberger Berman CLO XVI-S Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 1.09%, 1/15/28 (a)(b)	617
3,500,000	Neuberger Berman Loan Advisers CLO 24 Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 1.24%, 4/19/30 (a)(b)	3,450
1,000,000	NLY Commercial Mortgage Trust 144A, (1 mo. LIBOR USD + 1.600%), 1.75%, 2/15/36 (a)(b)	993
2,200,000	Oaktree CLO 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 2.000%), 2.34%, 7/15/29 (a)(b)	2,210
1,600,000	Ocean Trails Clo X 144A, (3 mo. LIBOR USD + 1.550%), 1.74%, 10/15/31 (a)(b)	1,600

Principal or Shares	Security Description	Value (000)

2,350,000	OCP CLO 2013-4 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 1.66%, 4/24/29 (a)(b)	$2,301
400,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.11%, 4/26/31 (a)(b)	363
222,879	Octagon Investment Partners 25 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 1.02%, 10/20/26 (a)(b)	222
630,330	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 1.09%, 7/15/27 (a)(b)	626
1,100,000	OneMain Financial Issuance Trust 2019-1 144A, 4.22%, 2/14/31 (b)	1,131
2,156,534	OZLM VII Ltd. 144A, (3 mo. LIBOR USD + 1.010%), 1.23%, 7/17/29 (a)(b)	2,130
450,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 1.81%, 4/30/27 (a)(b)	445
1,400,000	OZLME BV, (3 mo. EURIBOR + 2.350%), 2.35%, 1/18/30 EUR (a)(c)(d)	1,629
1,950,000	Palmer Square CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 1.90%, 5/21/29 (a)(b)	1,928
3,150,000	Palmer Square CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 3.150%), 3.40%, 5/21/29 (a)(b)	2,925
2,250,000	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 1.350%), 1.60%, 2/20/28 (a)(b)	2,196
2,900,000	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 2.500%), 2.75%, 2/20/28 (a)(b)	2,679
2,100,000	Pikes Peak CLO 6 144A, (3 mo. LIBOR USD + 4.040%), 4.44%, 8/18/30 (a)(b)	2,109
744,800	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48 (b)	748
1,960,000	Planet Fitness Master Issuer LLC 144A, 4.67%, 9/05/48 (b)	1,962
400,000	Progress Residential 2018-SFR3 Trust 144A, 4.08%, 10/17/35 (b)	411
1,250,000	Progress Residential 2019-SFR2 Trust 144A, 3.79%, 5/17/36 (b)	1,292
2,350,000	Progress Residential 2019-SFR4 Trust 144A, 2.94%, 10/17/36 (b)	2,420
1,800,000	Providus CLO IV DAC 144A, (3 mo. EURIBOR + 1.450%), 1.45%, 7/20/31 EUR (a)(b)(c)	2,124
1,850,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.250%), 1.49%, 1/15/29 (a)(b)	1,843
1,500,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.850%), 2.09%, 1/15/29 (a)(b)	1,490
850,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 1.060%), 1.29%, 12/20/28 (a)(b)	844
300,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 2.000%), 2.23%, 12/20/28 (a)(b)	292
2,250,000	RR 6 Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 1.84%, 4/15/30 (a)(b)	2,240
1,200,000	Santander Drive Auto Receivables Trust 2019-2, 3.22%, 7/15/25	1,241
405,579	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.920%), 1.14%, 10/20/27 (a)(b)	402

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,950,000	St Paul’s CLO IX DAC, (3 mo. EURIBOR + 0.820%), 0.82%, 11/15/30 EUR (a)(c)(d)	$3,422
3,450,000	St Paul’s CLO XII DAC 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a)(b)(c)	3,997
2,400,000	Stack Infrastructure Issuer 2020-1A LLC 144A, 1.89%, 8/25/45 (b)	2,416
543,457	Starwood Waypoint Homes 2017-1 Trust 144A, (1 mo. LIBOR USD + 0.950%), 1.10%, 1/17/35 (a)(b)	545
1,700,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.23%, 7/15/38 (a)(b)	1,682
2,624,666	Symphony CLO XIV Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 1.18%, 7/14/26 (a)(b)	2,611
1,945,443	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 1.12%, 4/15/28 (a)(b)	1,930
500,000	Symphony CLO XVII Ltd., (3 mo. LIBOR USD + 2.650%), 2.89%, 4/15/28 (a)(d)	473
450,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 2.650%), 2.89%, 4/15/28 (a)(b)	426
3,340,500	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	3,411
119,754	Thacher Park CLO Ltd. 144A, (3 mo. LIBOR USD + 1.160%), 1.38%, 10/20/26 (a)(b)	120
1,000,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.130%), 1.28%, 11/15/37 (a)(b)	992
250,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.300%), 2.45%, 11/15/37 (a)(b)	240
900,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%), 1.13%, 4/15/29 (a)(b)	893
2,400,000	Vantage Data Centers 2020-1A LLC 144A, 1.65%, 9/15/45 (b)	2,393
1,600,000	VB-S1 Issuer LLC 144A, 3.03%, 6/15/50 (b)	1,666
710,113	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 1.12%, 4/15/27 (a)(b)	703
2,300,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR USD + 1.180%), 1.40%, 10/20/28 (a)(b)	2,285
2,800,000	Voya CLO 2019-1 Ltd. 144A, (3 mo. LIBOR USD + 1.060%), 1.30%, 4/15/31 (a)(b)	2,764
2,431,250	Wendy’s Funding LLC 144A, 3.57%, 3/15/48 (b)	2,505
879,750	Wendy’s Funding LLC 144A, 3.78%, 6/15/49 (b)	932
550,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (b)	567
4,600,000	Westlake Automobile Receivables Trust 2019-1 144A, 3.67%, 3/15/24 (b)	4,761
3,400,000	Westlake Automobile Receivables Trust 2019-3 144A, 2.72%, 11/15/24 (b)	3,486
4,800,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (b)	4,927
1,600,000	Westlake Automobile Receivables Trust 2020-2 144A, 2.76%, 1/15/26 (b)	1,650
3,500,000	Westlake Automobile Receivables Trust 2020-3 144A, 1.65%, 2/17/26 (b)	3,506
143,338	Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 0.870%), 1.11%, 10/15/27 (a)(b)	142

Principal or Shares	Security Description	Value (000)

2,700,000	Wingstop Funding 2020-1A LLC 144A, 2.84%, 12/05/50 (b)	$2,740
Total Asset Backed (Cost - $245,296)		245,595
Bank Loans(f) (2%)
1,687,250	1011778 BC ULC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.65%, 11/19/26	1,623
658,983	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 3-Month + 1.750%), 1.97%, 6/01/24	641
1,984,733	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.40%, 1/02/25	1,926
1,053,439	Charter Communications Operating LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 2/01/27	1,028
1,269,591	Elanco Animal Health Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 8/01/27	1,244
900,000	Froneri Lux FinCo SARL Term Loan B 1L, (1 mo. EURIBOR + 2.625%), 2.63%, 1/31/27 EUR (c)	1,024
1,984,962	HCA Inc. Term Loan B13 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 3/18/26	1,978
96,000	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 6/22/26	91
560,000	T-Mobile USA Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 3.15%, 4/01/27	560
1,286,563	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 6/27/23	1,235
1,212,089	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%), 2.27%, 11/01/23	1,197
1,723,618	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 5/30/25	1,645
Total Bank Loans (Cost - $14,437)		14,192
Corporate Bond (29%)
800,000	1011778 BC ULC/New Red Finance Inc. 144A, 3.50%, 2/15/29 (b)	796
2,150,000	AbbVie Inc. 144A, 2.60%, 11/21/24 (b)	2,288
978,000	AbbVie Inc. 144a, 4.88%, 2/15/21 (b)	980
1,000,000	AbbVie Inc. 144A, 5.00%, 12/15/21 (b)	1,038
850,000	ACI Worldwide Inc. 144A, 5.75%, 8/15/26 (b)	900
2,230,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	2,372
450,000	ADCB Finance Cayman Ltd., 4.00%, 3/29/23 (d)	479
1,050,000	Aker BP ASA 144A, 2.88%, 1/15/26 (b)	1,041
1,000,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (b)	982
430,000	Alcoa Nederland Holding BV 144A, 6.75%, 9/30/24 (b)	444
1,900,000	Anheuser-Busch InBev Worldwide Inc., 4.15%, 1/23/25	2,156
1,000,000	ANZ New Zealand Int’l Ltd. 144A, 3.40%, 3/19/24 (b)	1,086
1,150,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (b)	1,242

Annual Report   55

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,300,000	AstraZeneca PLC, 0.70%, 4/08/26	$2,268
3,050,000	AT&T Inc., 0.25%, 3/04/26 EUR (c)	3,568
1,500,000	AT&T Inc., 2.30%, 6/01/27	1,565
2,000,000	AT&T Inc., 4.13%, 2/17/26	2,286
270,000	Athene Global Funding 144A, 4.00%, 1/25/22 (b)	280
800,000	Aviation Capital Group LLC 144A, (3 mo. LIBOR USD + 0.950%), 1.20%, 6/01/21 (a)(b)	789
880,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (b)	882
2,200,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (b)	2,235
1,600,000	Banco Bradesco SA 144A, 3.20%, 1/27/25 (b)	1,620
690,000	Banco de Credito del Peru 144A, 2.70%, 1/11/25 (b)	716
1,060,000	Banco Internacional del Peru SAA Interbank 144A, 3.25%, 10/04/26 (b)	1,119
1,200,000	Banco Santander SA, 2.71%, 6/27/24	1,271
2,500,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.910%), 0.98%, 9/25/25 (a)	2,499
1,300,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (a)	1,302
2,900,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.150%), 1.32%, 6/19/26 (a)	2,918
1,200,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (b)	1,308
1,300,000	Becton Dickinson Euro Finance Sarl, 0.63%, 6/04/23 EUR (c)	1,537
2,550,000	BPCE SA 144A, 2.38%, 1/14/25 (b)	2,666
1,700,000	CaixaBank SA, 1.75%, 10/24/23 EUR (c)(d)	2,062
240,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.00%, 3/01/23 (b)	243
1,055,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	1,168
1,000,000	Centene Corp., 3.38%, 2/15/30	1,040
1,500,000	CenturyLink Inc., 5.80%, 3/15/22	1,563
320,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/01/24	354
900,000	Chubb INA Holdings Inc., 0.30%, 12/15/24 EUR (c)	1,056
575,000	CIT Group Inc., 4.75%, 2/16/24	619
2,300,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.667%), 1.68%, 5/15/24 (a)	2,357
1,800,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.867%), 2.31%, 11/04/22 (a)	1,833
750,000	Citigroup Inc., 2.70%, 10/27/22	782
1,200,000	Citigroup Inc., 2.90%, 12/08/21	1,231
1,500,000	CNX Midstream Partners LP/CNX Midstream Finance Corp. 144A, 6.50%, 3/15/26 (b)	1,528
2,150,000	Comcast Corp., 3.70%, 4/15/24	2,369
1,952,000	Covanta Holding Corp., 5.88%, 7/01/25	2,025
695,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.560%), 2.59%, 9/11/25 (a)(b)	729
1,600,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	1,692
1,900,000	CVS Health Corp., 1.30%, 8/21/27	1,870

Principal or Shares	Security Description	Value (000)

1,200,000	Danaher Corp., 1.70%, 3/30/24 EUR (c)	$1,482
750,000	DH Europe Finance II Sarl, 0.20%, 3/18/26 EUR (c)	882
650,000	Dollar Tree Inc., 3.70%, 5/15/23	697
1,200,000	El Corte Ingles SA 144A, 3.63%, 3/15/24 EUR (b)(c)	1,407
706,000	Encompass Health Corp., 5.75%, 11/01/24	706
1,500,000	Enel Finance International NV 144A, 4.63%, 9/14/25 (b)	1,732
205,000	Energy Transfer Operating LP, 3.60%, 2/01/23	211
250,000	Energy Transfer Operating LP, 4.20%, 9/15/23	264
325,000	Energy Transfer Operating LP, 4.25%, 3/15/23	339
1,400,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,476
2,245,000	EQM Midstream Partners LP, 4.75%, 7/15/23	2,237
1,100,000	Equinix Inc., 1.25%, 7/15/25	1,108
500,000	Equinix Inc., 1.80%, 7/15/27	509
2,050,000	Experian Finance PLC, 1.38%, 6/25/26 EUR (c)(d)	2,549
450,000	Fiat Chrysler Automobiles NV, 3.38%, 7/07/23 EUR (c)(d)	550
2,000,000	Fidelity National Information Services Inc., 0.75%, 5/21/23 EUR (c)	2,381
1,800,000	Fiserv Inc., 2.75%, 7/01/24	1,924
1,600,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	1,773
800,000	Ford Motor Co., 8.50%, 4/21/23	884
1,350,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	1,339
1,400,000	Ford Motor Credit Co. LLC, 3.34%, 3/18/21	1,402
700,000	Ford Motor Credit Co. LLC, 3.35%, 11/01/22	698
1,800,000	Ford Motor Credit Co. LLC, 3.37%, 11/17/23	1,787
1,600,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	1,515
900,000	General Motors Co., 5.40%, 10/02/23	996
1,000,000	General Motors Co., 6.13%, 10/01/25	1,172
1,950,000	General Motors Financial Co. Inc., 2.90%, 2/26/25	2,027
1,350,000	General Motors Financial Co. Inc., 3.55%, 7/08/22	1,403
2,485,000	Gilead Sciences Inc., 1.20%, 10/01/27	2,477
700,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 0.821%), 2.88%, 10/31/22 (a)	717
1,700,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,875
600,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	652
581,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	619
1,000,000	Grifols SA 144A, 1.63%, 2/15/25 EUR (b)(c)	1,146
550,000	Honeywell International Inc., 0.10%, 3/10/24 EUR (c)	644
900,000	Humana Inc., 2.90%, 12/15/22	942
2,050,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25	2,106
1,600,000	Indonesia Asahan Aluminium Persero PT 144A, 4.75%, 5/15/25 (b)	1,736
1,800,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	1,873
1,300,000	Indonesia Asahan Aluminium Persero PT 144A, 5.71%, 11/15/23 (b)	1,432

56   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

330,000	ING Groep NV, 4.10%, 10/02/23	$363
2,250,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (b)	2,270
1,700,000	Itau Unibanco Holding SA 144A, 3.25%, 1/24/25 (b)	1,725
2,100,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.850%), 2.08%, 4/22/26 (a)	2,198
800,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 1.000%), 4.02%, 12/05/24 (a)	882
1,200,000	Kraft Heinz Foods Co. 144A, 3.88%, 5/15/27 (b)	1,271
2,100,000	Logicor Financing Sarl, 1.63%, 7/15/27 EUR (c)(d)	2,537
1,300,000	Lowe’s Cos. Inc., 4.00%, 4/15/25	1,474
1,250,000	Macquarie Bank Ltd. 144A, 2.10%, 10/17/22 (b)	1,289
1,715,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	1,793
1,450,000	Mastercard Inc., 3.30%, 3/26/27	1,644
2,000,000	Medtronic Global Holdings SCA, 0.38%, 10/15/28 EUR (c)	2,361
450,000	Meritage Homes Corp., 7.00%, 4/01/22	480
900,000	Microchip Technology Inc. 144A, 2.67%, 9/01/23 (b)	935
2,000,000	Mitsubishi UFJ Financial Group Inc., 2.19%, 2/25/25	2,098
1,200,000	Mitsubishi UFJ Financial Group Inc., 2.62%, 7/18/22	1,245
410,000	Mitsubishi UFJ Financial Group Inc., 3.00%, 2/22/22	424
2,000,000	Morgan Stanley, (3 mo. EURIBOR + 0.867%), 0.50%, 10/26/29 EUR (a)(c)	2,320
700,000	Morgan Stanley, (3 mo. EURIBOR + 0.753%), 0.64%, 7/26/24 EUR (a)(c)	827
1,500,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.990%), 2.19%, 4/28/26 (a)	1,573
440,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	446
520,000	National Fuel Gas Co., 4.90%, 12/01/21	537
1,050,000	National Fuel Gas Co., 5.50%, 1/15/26	1,150
1,180,000	Nissan Motor Acceptance Corp. 144A, 3.15%, 3/15/21 (b)	1,188
1,550,000	Nissan Motor Co. Ltd. 144A, 3.04%, 9/15/23 (b)	1,574
1,300,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (b)	1,290
2,000,000	Nutrition & Biosciences Inc. 144A, 1.23%, 10/01/25 (b)	2,004
1,455,000	ONEOK Partners LP, 5.00%, 9/15/23	1,568
1,200,000	Otis Worldwide Corp., 2.06%, 4/05/25	1,262
900,000	Park Aerospace Holdings Ltd. 144A, 5.25%, 8/15/22 (b)	927
1,850,000	PayPal Holdings Inc., 1.65%, 6/01/25	1,914
1,300,000	Penske Automotive Group Inc., 3.50%, 9/01/25	1,305
1,800,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 1.20%, 11/15/25 (b)	1,798
1,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.45%, 7/01/24 (b)	1,085
1,300,000	Petrobras Global Finance BV, 5.60%, 1/03/31	1,404
1,300,000	Petrobras Global Finance BV, 8.38%, 5/23/21	1,349

Principal or Shares	Security Description	Value (000)

1,100,000	Petroleos Mexicanos, 2.50%, 8/21/21 EUR (c)(d)	$1,270
1,850,000	Petroleos Mexicanos, 3.75%, 2/21/24 EUR (c)(d)	2,070
600,000	Petroleos Mexicanos, 4.88%, 1/18/24 (g)	590
900,000	Petroleos Mexicanos, 5.13%, 3/15/23 EUR (c)(d)	1,056
1,300,000	Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25	1,388
1,800,000	Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 2/01/21	1,800
1,300,000	PTC Inc. 144A, 3.63%, 2/15/25 (b)	1,326
1,150,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (b)	1,183
102,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC 144A, 5.13%, 7/15/23 (b)	103
1,500,000	Royalty Pharma PLC 144A, 1.75%, 9/02/27 (b)	1,490
1,850,000	Ryder System Inc., 2.50%, 9/01/24	1,954
1,700,000	Sabine Pass Liquefaction LLC, 5.63%, 3/01/25	1,947
460,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	518
455,000	SBA Communications Corp., 4.00%, 10/01/22	460
1,250,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (b)	1,293
2,800,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (b)	2,974
1,100,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	1,167
1,500,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	1,513
500,000	Sky Ltd. 144A, 3.75%, 9/16/24 (b)	558
200,000	SMBC Aviation Capital Finance DAC 144A, 4.13%, 7/15/23 (b)	212
525,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	531
1,350,000	Standard Industries Inc. 144A, 2.25%, 11/21/26 EUR (b)(c)	1,552
500,000	Standard Industries Inc., 2.25%, 11/21/26 EUR (c)(d)	575
1,520,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	1,606
2,100,000	Suncor Energy Inc., 2.80%, 5/15/23	2,196
1,000,000	Sysco Corp., 5.65%, 4/01/25	1,180
300,000	Takeda Pharmaceutical Co. Ltd. 144A, 1.13%, 11/21/22 EUR (b)(c)	358
650,000	Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21	673
1,470,000	Tenet Healthcare Corp., 4.63%, 7/15/24	1,496
1,100,000	Terega SASU, 0.63%, 2/27/28 EUR (c)(d)	1,252
1,000,000	Teva Pharmaceutical Finance Netherlands II BV, 1.25%, 3/31/23 EUR (c)(d)	1,086
800,000	Teva Pharmaceutical Finance Netherlands II BV, 3.25%, 4/15/22 EUR (c)	935
1,315,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	1,297
1,000,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	950
775,000	Thermo Fisher Scientific Inc., 4.13%, 3/25/25	881
1,400,000	T-Mobile USA Inc. 144A, 3.50%, 4/15/25 (b)	1,535
1,600,000	UBS Group AG 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.830%), 1.01%, 7/30/24 (a)(b)	1,607
1,500,000	UBS Group AG 144A, 3.49%, 5/23/23 (b)	1,564

Annual Report   57

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,050,000	Ventas Realty LP, 3.50%, 4/15/24	$2,215
500,000	VEREIT Operating Partnership LP, 3.40%, 1/15/28	525
2,000,000	VeriSign Inc., 5.25%, 4/01/25	2,245
250,000	Vodafone Group PLC, 3.75%, 1/16/24	273
500,000	Volkswagen Financial Services AG, 2.50%, 4/06/23 EUR (c)(d)	616
1,250,000	Volkswagen Group of America Finance LLC 144A, 4.00%, 11/12/21 (b)	1,294
900,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (b)	990
1,800,000	Walt Disney Co., 1.75%, 1/13/26	1,875
2,100,000	Wells Fargo & Co., (3 mo. LIBOR USD + 0.750%), 2.16%, 2/11/26 (a)	2,183
1,500,000	Welltower Inc., 4.00%, 6/01/25	1,689
1,500,000	Worldline SA, 0.25%, 9/18/24 EUR (c)(d)	1,763
Total Corporate Bond (Cost - $228,092)		235,147
Foreign Government (5%)
1,000,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (b)	1,018
1,068,000	Dominican Republic International Bond 144A, 5.88%, 4/18/24 (b)	1,129
850,000	Dominican Republic International Bond, 6.60%, 1/28/24 (d)	933
950,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	975
633,333	Dominican Republic International Bond, 7.50%, 5/06/21 (d)	650
300,000	Egypt Government International Bond 144A, 5.75%, 5/29/24 (b)	308
850,000	Egypt Government International Bond 144A, 6.13%, 1/31/22 (b)	877
400,000	Egypt Government International Bond, 6.13%, 1/31/22 (d)	413
2,400,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (d)	2,517
2,600,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	2,649
800,000	Georgia Government International Bond, 6.88%, 4/12/21 (d)	815
1,991,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	2,109
1,910,000	Guatemala Government Bond, 5.75%, 6/06/22 (d)	2,023
1,700,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	1,713
1,500,000	Indonesia Government International Bond, 0.90%, 2/14/27 EUR (c)	1,729
1,550,000	Kazakhstan Government International Bond 144A, 1.55%, 11/09/23 EUR (b)(c)	1,856
1,000,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (b)	1,035
2,935,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (b)	3,063
400,000	Morocco Government International Bond 144A, 1.38%, 3/30/26 EUR (b)(c)	463

Principal or Shares	Security Description	Value (000)

1,850,000	Morocco Government International Bond, 4.25%, 12/11/22 (d)	$1,940
300,000	Morocco Government International Bond 144A, 4.25%, 12/11/22 (b)	315
1,670,000	Nigeria Government International Bond 144A, 6.38%, 7/12/23 (b)	1,742
1,520,000	Nigeria Government International Bond, 6.75%, 1/28/21 (d)	1,533
1,300,000	Nigeria Government International Bond 144A, 6.75%, 1/28/21 (b)	1,311
1,050,000	Panama Government International Bond, 3.75%, 3/16/25	1,151
1,500,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.40%, 3/29/21 (b)	1,516
1,800,000	Peruvian Government International Bond, 2.39%, 1/23/26	1,895
1,926,000	Senegal Government International Bond 144A, 6.25%, 7/30/24 (b)	2,033
990,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	1,024
250,000	Senegal Government International Bond, 8.75%, 5/13/21 (d)	258
1,800,000	Serbia International Bond, 7.25%, 9/28/21 (d)	1,904
1,600,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (b)	1,671
1,400,000	Ukraine Government International Bond, 7.75%, 9/01/23 (d)	1,460
Total Foreign Government (Cost - $45,528)		46,028
Mortgage Backed (27%)
482,927	Alternative Loan Trust 2005-56, (1 mo. LIBOR USD + 0.730%), 0.88%, 11/25/35 (a)	479
1,433,747	Alternative Loan Trust 2006-25CB, 6.00%, 10/25/36	1,125
240,245	Alternative Loan Trust 2006-2CB, 6.00%, 3/25/36	170
186,451	Alternative Loan Trust 2006-45T1, 6.00%, 2/25/37	134
338,350	Alternative Loan Trust 2006-HY11, (1 mo. LIBOR USD + 0.120%), 0.27%, 6/25/36 (a)	325
663,988	Alternative Loan Trust 2007-12T1, 6.00%, 6/25/37	487
742,746	Alternative Loan Trust 2007-15CB, 5.75%, 7/25/37	637
464,643	Alternative Loan Trust 2007-6, 5.75%, 4/25/47	373
145,256	American Home Mortgage Investment Trust 2006-3, (6 mo. LIBOR USD + 1.750%), 2.02%, 12/25/36 (a)	131
449,283	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.200%), 1.35%, 11/14/35 (a)(b)	443
249,602	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 11/14/35 (a)(b)	244
1,900,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 144A, 3.60%, 4/14/33 (b)(e)	1,989
99,305	Banc of America Funding 2005-H Trust, 2.84%, 11/20/35 (e)	88

58   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,307,000	BBCMS 2018-TALL Mortgage Trust 144A, (1 mo. LIBOR USD + 0.722%), 0.87%, 3/15/37 (a)(b)	$2,228
1,808,000	BBCMS 2018-TALL Mortgage Trust 144A, (1 mo. LIBOR USD + 0.971%), 1.12%, 3/15/37 (a)(b)	1,717
114,373	BDS 2018-FL2 144A, (1 mo. LIBOR USD + 0.950%), 1.10%, 8/15/35 (a)(b)	114
200,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 8/15/35 (a)(b)	199
135,294	Bear Stearns ALT-A Trust 2006-6, 3.35%, 11/25/36 (e)	104
87,538	Bear Stearns ARM Trust 2007-3, 3.87%, 5/25/47 (e)	85
2,200,000	BX Commercial Mortgage Trust 2018-BIOA 144A, (1 mo. LIBOR USD + 1.951%), 2.10%, 3/15/37 (a)(b)	2,167
420,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.300%), 1.45%, 11/15/35 (a)(b)	416
350,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.800%), 1.95%, 11/15/35 (a)(b)	344
1,995,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 11/15/35 (a)(b)	1,958
1,139,157	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.800%), 1.95%, 10/15/36 (a)(b)	1,126
2,658,034	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.000%), 2.15%, 10/15/36 (a)(b)	2,611
3,322,542	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 2.45%, 10/15/36 (a)(b)	3,236
899,177	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 1.600%), 1.75%, 12/15/36 (a)(b)	871
1,198,903	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 2.000%), 2.15%, 12/15/36 (a)(b)	1,163
1,700,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 0.930%), 1.08%, 10/15/37 (a)(b)	1,706
1,700,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.100%), 2.25%, 10/15/37 (a)(b)	1,703
1,800,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.750%), 2.90%, 10/15/37 (a)(b)	1,809
883,984	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR USD + 0.870%), 1.02%, 6/15/35 (a)(b)	883
550,000	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.950%), 2.10%, 6/15/35 (a)(b)	546

Principal or Shares	Security Description	Value (000)

15,566,197	Cantor Commercial Real Estate Lending 2019-CF1, 1.14%, 5/15/52 (e)	$1,144
1,096,252	CGDBB Commercial Mortgage Trust 2017-BIOC 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 7/15/32 (a)(b)	1,088
2,216,436	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.120%), 1.27%, 6/15/34 (a)(b)	2,121
2,588,829	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 6/15/34 (a)(b)	2,455
1,593,125	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 2.50%, 6/15/34 (a)(b)	1,379
1,045,489	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.608%), 2.76%, 6/15/34 (a)(b)	840
133,245	CHL Mortgage Pass-Through Trust 2004-29, 2.64%, 2/25/35 (e)	115
97,939	CHL Mortgage Pass-Through Trust 2006-HYB1, 3.26%, 3/20/36 (e)	95
153,192	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.32%, 2/25/47 (e)	141
1,600,000	CHT 2017-COSMO Mortgage Trust 144A, (1 mo. LIBOR USD + 2.250%), 2.40%, 11/15/36 (a)(b)	1,525
1,800,000	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 0.900%), 1.06%, 11/15/23 (a)(b)	1,793
2,100,000	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.100%), 2.14%, 11/15/23 (a)(b)	2,086
2,000,000	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.766%), 2.99%, 11/15/23 (a)(b)	1,980
1,900,000	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 3.492%), 3.49%, 11/15/23 (a)(b)	1,872
1,400,000	COMM 2015-3BP Mortgage Trust 144A, 3.24%, 2/10/35 (b)(e)	1,356
6,064,177	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 11/25/39 (a)(b)	5,481
600,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 4.50%, 7/25/31 (a)(b)	575
1,300,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 4.30%, 8/25/31 (a)(b)	1,264
759,944	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 9/25/31 (a)(b)	758
1,050,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 4.25%, 9/25/31 (a)(b)	1,020
5,834,128	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 2.25%, 9/25/39 (a)(b)	5,799
1,000,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 3.400%), 3.55%, 10/25/39 (a)(b)	878

Annual Report   59

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,800,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 1/25/40 (a)(b)	$1,773
3,550,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 3.250%), 3.40%, 1/25/40 (a)(b)	2,821
750,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 2.15%, 1/25/40 (a)(b)	732
1,900,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.15%, 1/25/40 (a)(b)	1,484
2,350,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 0.980%), 1.13%, 5/15/36 (a)(b)	2,353
2,800,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 5/15/36 (a)(b)	2,760
2,250,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 5/15/36 (a)(b)	2,208
1,100,000	CSMC Trust 2017-MOON 144A, 3.20%, 7/10/34 (b)(e)	1,052
305,255	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB1, 5.60%, 2/25/36 (e)	303
159,566	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36 (e)	153
79,875	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36	76
1,100,000	Exantas Capital Corp. 2019-RSO7 Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 4/15/36 (a)(b)	1,080
2,505,820	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.000%), 2.15%, 3/25/31 (a)	2,441
1,733,649	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.100%), 2.25%, 3/25/31 (a)	1,699
2,900,070	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%), 2.30%, 10/25/30 (a)	2,843
2,197,513	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 2.35%, 8/25/30 (a)	2,143
1,693,560	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.250%), 2.40%, 7/25/30 (a)	1,675
1,345,221	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.350%), 2.50%, 1/25/31 (a)	1,319
1,325,348	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.550%), 2.70%, 12/25/30 (a)	1,306
2,105,931	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 3.000%), 3.15%, 10/25/29 (a)	2,130
1,400,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.100%), 4.25%, 3/25/31 (a)	1,286
231,691	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%), 4.40%, 1/25/29 (a)	240

Principal or Shares	Security Description	Value (000)

188,286	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 6.000%), 6.15%, 9/25/28 (a)	$199
138,449	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 2.77%, 9/25/36 (e)	126
128,727	First Horizon Alternative Mortgage Securities Trust 2006-FA2, 6.00%, 5/25/36	91
2,907,828	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.00%, 9/25/49 (a)(b)	2,859
1,900,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 3.15%, 9/25/49 (a)(b)	1,745
800,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 7.500%), 7.65%, 9/25/49 (a)(b)	658
650,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 5.250%), 5.40%, 1/25/50 (a)(b)	419
958,879	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 0.750%), 0.90%, 2/25/50 (a)(b)	959
900,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.00%, 2/25/50 (a)(b)	886
1,700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 2.500%), 2.65%, 2/25/50 (a)(b)	1,494
700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 4.95%, 2/25/50 (a)(b)	451
1,700,479	Freddie Mac STACR REMIC Trust 2020-DNA3 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 6/25/50 (a)(b)	1,706
3,300,000	Freddie Mac STACR REMIC Trust 2020-DNA4 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 8/25/50 (a)(b)	3,318
2,000,000	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.300%), 1.39%, 10/25/50 (a)(b)	2,005
2,000,000	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 2.89%, 10/25/50 (a)(b)	1,999
1,100,000	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.800%), 4.89%, 10/25/50 (a)(b)	1,106
1,650,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.05%, 1/25/50 (a)(b)	1,625
700,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 5.100%), 5.25%, 1/25/50 (a)(b)	431
1,210,299	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 1.100%), 1.25%, 3/25/50 (a)(b)	1,212
1,000,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 4.25%, 3/25/50 (a)(b)	921

60   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,300,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 7.600%), 7.75%, 3/25/50 (a)(b)	$854
3,800,000	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 1.550%), 1.70%, 7/25/50 (a)(b)	3,809
2,000,000	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 1.300%), 1.45%, 9/25/50 (a)(b)	2,008
1,600,000	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 3.150%), 3.30%, 9/25/50 (a)(b)	1,619
374,539	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 0.750%), 0.90%, 10/25/48 (a)(b)	374
4,150,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.45%, 10/25/48 (a)(b)	4,052
2,482,743	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 1/25/49 (a)(b)	2,470
1,644,201	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%), 2.60%, 3/25/49 (a)(b)	1,625
550,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 4.350%), 4.50%, 3/25/49 (a)(b)	536
1,222,373	Freddie Mac STACR Trust 2019-FTR2 144A, (1 mo. LIBOR USD + 0.950%), 1.10%, 11/25/48 (a)(b)	1,213
550,000	Freddie Mac STACR Trust 2019-FTR3 144A, (1 mo. LIBOR USD + 4.800%), 4.95%, 9/25/47 (a)(b)	418
600,000	Freddie Mac STACR Trust 2019-FTR4 144A, (1 mo. LIBOR USD + 5.000%), 5.15%, 11/25/47 (a)(b)	457
3,057,838	Freddie Mac STACR Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 2.50%, 2/25/49 (a)(b)	3,016
1,294,988	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 4/25/49 (a)(b)	1,278
1,550,000	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 4.25%, 4/25/49 (a)(b)	1,486
254,586	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.750%), 0.90%, 3/25/30 (a)	255
2,704,907	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.800%), 1.95%, 7/25/30 (a)	2,652
2,955,404	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%), 2.45%, 9/25/30 (a)	2,904

Principal or Shares	Security Description	Value (000)

1,227,493	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.450%), 2.60%, 12/25/42 (a)	$1,172
197,439	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.14%, 8/25/48 (b)(e)	196
1,950,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 4.75%, 12/25/42 (a)	1,853
1,249,359	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.40%, 10/25/29 (a)	1,182
226,575	GreenPoint MTA Trust 2005-AR1, (1 mo. LIBOR USD + 0.440%), 0.59%, 6/25/45 (a)	201
1,557,000	GS Mortgage Securities Corp. Trust 2017-500K 144A, (1 mo. LIBOR USD + 1.500%), 1.75%, 7/15/32 (a)(b)	1,526
750,000	GS Mortgage Securities Corp. Trust 2017-500K 144A, (1 mo. LIBOR USD + 1.800%), 2.15%, 7/15/32 (a)(b)	732
1,150,000	GS Mortgage Securities Corp. Trust 2017-500K 144A, (1 mo. LIBOR USD + 2.500%), 2.85%, 7/15/32 (a)(b)	1,133
142,399	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%), 0.50%, 3/25/35 (a)(b)	129
205,086	GSMPS Mortgage Loan Trust 2005-RP3 144A, (1 mo. LIBOR USD + 0.350%), 0.50%, 9/25/35 (a)(b)	171
55,335	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%), 1.01%, 8/25/29 (a)	54
301,933	IndyMac INDX Mortgage Loan Trust 2006-AR29, (1 mo. LIBOR USD + 0.250%), 0.40%, 11/25/36 (a)	288
1,471,769	IndyMac INDX Mortgage Loan Trust 2006-AR35, (1 mo. LIBOR USD + 0.180%), 0.33%, 1/25/37 (a)	1,401
2,200,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 0.700%), 0.85%, 1/15/33 (a)(b)	2,160
300,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.100%), 3.25%, 1/15/33 (a)(b)	296
6,922,423	JP Morgan Alternative Loan Trust, 6.00%, 12/25/35	4,195
1,351,751	JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ 144A, (1 mo. LIBOR USD + 1.000%), 1.15%, 6/15/32 (a)(b)	1,292
92,549	JP Morgan Mortgage Trust 2006-A3, 3.59%, 5/25/36 (e)	83
80,497	JP Morgan Mortgage Trust 2006-A3, 3.59%, 5/25/36 (e)	73
24,474	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (b)(e)	25
599,563	JP Morgan Mortgage Trust 2017-5 144A, 3.13%, 10/26/48 (b)(e)	612
5,604,662	LCCM 2017-LC26 144A, 1.42%, 7/12/50 (b)(e)	373

Annual Report   61

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,500,000	MBRT 2019-MBR 144A, (1 mo. LIBOR USD + 0.850%), 1.00%, 11/15/36 (a)(b)	$2,435
209,968	Merrill Lynch Mortgage Backed Securities Trust Series 2007-2, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%), 2.52%, 8/25/36 (a)	199
3,600,000	MF1 2020-FL3 Ltd. 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 7/15/35 (a)(b)	3,626
2,000,000	MF1 2020-FL3 Ltd. 144A, (1 mo. LIBOR USD + 2.850%), 3.00%, 7/15/35 (a)(b)	2,022
2,370,867	Morgan Stanley Capital I Trust 2018-H3, 0.83%, 7/15/51 (e)	116
1,444,406	Motel 6 Trust 2017-MTL6 144A, (1 mo. LIBOR USD + 1.190%), 1.34%, 8/15/34 (a)(b)	1,420
1,444,406	Motel 6 Trust 2017-MTL6 144A, (1 mo. LIBOR USD + 3.250%), 3.40%, 8/15/34 (a)(b)	1,429
826,144	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 1.85%, 10/15/49 (a)(b)	794
2,300,000	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 3.40%, 10/15/49 (a)(b)	2,130
4,193,285	NACC Reperforming Loan REMIC Trust 2004-R1 144A, 6.50%, 3/25/34 (b)	4,164
963,420	NACC Reperforming Loan REMIC Trust 2004-R1 144A, 7.50%, 3/25/34 (b)	986
275,967	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 6/25/57 (a)(b)	277
1,000,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 1.57%, 4/14/36 (a)(b)	969
425,393	RALI Series 2005-QA4 Trust, 3.68%, 4/25/35 (e)	368
155,109	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	152
2,783,856	RALI Series 2007-QS10 Trust, 6.50%, 9/25/37	2,753
482,644	RALI Series 2007-QS2 Trust, 6.25%, 1/25/37	464
2,163,088	Residential Asset Securitization Trust 2006-A4IP, 6.62%, 5/25/36 (e)	1,265
428,642	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%), 0.87%, 8/20/56 GBP (a)(b)(c)	555
1,699,129	Sequoia Mortgage Trust 2007-1, 2.97%, 2/20/47 (e)	1,520
2,362	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 0.750%), 0.90%, 9/25/48 (a)(b)	2
350,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 2.100%), 2.25%, 9/25/48 (a)(b)	343
3,538,529	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 1.80%, 4/25/43 (a)(b)	3,443
2,500,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 3.90%, 4/25/43 (a)(b)	2,372
925,181	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 11.90%, 4/25/43 (a)(b)	934
1,837,926	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.40%, 2/25/47 (a)(b)	1,814
3,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.55%, 2/25/47 (a)(b)	3,149
1,900,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.65%, 2/25/47 (a)(b)	1,898

Principal or Shares	Security Description	Value (000)

788,734	Structured Asset Mortgage Investments II Trust 2006-AR7, (1 mo. LIBOR USD + 0.210%), 0.36%, 8/25/36 (a)	$756
2,704,311	Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-RF4 144A, 6.00%, 10/25/36 (b)	2,036
195,353	VMC Finance 2018-FL2 LLC 144A, (1 mo. LIBOR USD + 0.920%), 1.07%, 10/15/35 (a)(b)	192
450,804	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, (1 mo. LIBOR USD + 0.610%), 0.76%, 8/25/45 (a)	374
331,643	WaMu Mortgage Pass-Through Certificates Series 2005-AR15 Trust, (1 mo. LIBOR USD + 0.280%), 0.43%, 11/25/45 (a)	322
82,422	WaMu Mortgage Pass-Through Certificates Series 2005-AR17 Trust, (1 mo. LIBOR USD + 0.290%), 0.44%, 12/25/45 (a)	78
100,172	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.04%, 9/25/36 (e)	96
123,254	WaMu Mortgage Pass-Through Certificates Series 2006-AR19 Trust, (Cost of Funds for the 11th District of San Francisco + 1.250%), 1.78%, 1/25/47 (a)	118
102,218	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 Trust, 3.11%, 8/25/46 (e)	98
457,299	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.49%, 2/25/37 (e)	445
56,743	WaMu Mortgage Pass-Through Certificates Series 2007-HY6 Trust, 3.15%, 6/25/37 (e)	54
533,351	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 3.17%, 7/25/37 (e)	513
972,306	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 Trust, (1 mo. LIBOR USD + 1.400%), 1.55%, 7/25/35 (a)	861
194,236	Wells Fargo Alternative Loan 2007-PA2 Trust, 6.00%, 6/25/37	197
1,200,000	Wells Fargo Commercial Mortgage Trust 2017-SMP 144A, (1 mo. LIBOR USD + 0.750%), 0.90%, 12/15/34 (a)(b)	1,169
450,000	Wells Fargo Commercial Mortgage Trust 2017-SMP 144A, (1 mo. LIBOR USD + 1.650%), 1.80%, 12/15/34 (a)(b)	376
6,833,375	Wells Fargo Commercial Mortgage Trust 2018-C46, 0.94%, 8/15/51 (e)	342
Total Mortgage Backed (Cost - $233,842)		225,262
U.S. Treasury (6%)
10,000,000	U.S. Cash Management Bill, 0.13%, 2/09/21 (h)	9,997
1,000,000	U.S. Treasury Bill, 0.10%, 11/27/20 (h)	1,000
25,000,000	U.S. Treasury Bill, 0.11%, 4/22/21 (h)	24,989
9,500,000	U.S. Treasury Bill, 0.11%, 2/11/21 (h)(i)	9,498
600,000	U.S. Treasury Note, 2.75%, 11/30/20 (j)	601
Total U.S. Treasury (Cost - $46,079)		46,085
Investment Company (1%)
5,913,275	Payden Cash Reserves Money Market Fund *
	(Cost - $5,913)	5,913

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Total Investments (Cost - $819,187) (100%)		$818,222
Other Assets, net of Liabilities (0%)		474
Net Assets (100%)		$818,696

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(g)

All or a portion of these securities are on loan. At October 31, 2020, the total market value of the Fund’s securities on loan is $590 and the total market value of the collateral held by the Fund is $612. Amount in 000s.

(h)	Yield to maturity at time of purchase.
(i)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 63,506	EUR 53,334	Citibank, N.A.	03/22/2021	$1,182
USD 8,695	EUR 7,372	Citibank, N.A.	03/22/2021	81

				1,263

Liabilities:
USD 1,152	GBP 894	HSBC Bank USA, N.A.	03/22/2021	(8)

Net Unrealized Appreciation (Depreciation)				$1,255

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
AUD 3-Year Bond Future	945	Dec-20	$78,018	$307	$307
U.S. Treasury 5-Year Note Future	96	Dec-20	12,058	(27)	(27)

					280

Short Contracts:
Euro-Bobl Future	157	Dec-20	(24,844)	(142)	(142)
Euro-Bund Future	5	Dec-20	(1,026)	(14)	(14)
U.S. 10-Year Ultra Future	32	Dec-20	(5,033)	72	72
U.S. Treasury 10-Year Note Future	51	Dec-20	(7,049)	57	57
U.S. Treasury 2-Year Note Future	277	Dec-20	(61,174)	11	11

					(16)

Total Futures					$264

Annual Report   63

            Payden Absolute Return Bond Fund continued

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)		Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 0.598% Semi-Annually, Pay Variable 0.505% (CDOR03 Index) Semi-Annually	09/10/2023	CAD	20,780	$8	$—	$8
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD	10,817	171	—	171
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD	10,817	171	—	171
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD	9,499	153	—	153
3-Year Interest Rate Swap, Receive Fixed 1.8905% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	12/02/2022	CAD	7,838	204	—	204

				$707	$—	$707

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 35 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2025	$9,500	$383	$369	$14

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$590
Non-cash Collateral[2]	(590)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

64   Payden Mutual Funds

            Payden Floating Rate Fund

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments
Bank Loans	80%
Investment Company	7%
Mortgage Backed	6%
Corporate	5%
Asset Backed	2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020

Principal or Shares	Security Description	Value (000)
Asset Backed (2%)
1,200,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 3.07%, 4/19/30 (a)(b) (Cost - $1,185)	$1,121
Bank Loans(c) (80%)
Communications (9%)
1,173,538	Altice France SA Term Loan B13 1L, (LIBOR USD 3-Month + 4.000%), 4.24%, 8/14/26	1,144
500,000	Banijay Group U.S. Holding Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 3.89%, 3/01/25	486
595,500	CenturyLink Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.40%, 3/15/27	574
926,515	Charter Communications Operating LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 2/01/27	905
1,000,000	Coral U.S. Co-Borrower LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.250%), 2.40%, 1/31/28	968
990,000	Diamond Sports Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.40%, 8/24/26	621
497,500	Iridium Satellite LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 4.75%, 11/04/26	497
1,000,000	Lamar Media Corp. Term Loan B 1L, (LIBOR USD 1-Month + 1.500%), 1.64%, 2/06/27	964
		6,159
Consumer Cyclical (27%)
1,002,999	1011778 BC ULC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.65%, 11/19/26	965
465,325	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 3/11/25	447
970,100	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.40%, 1/02/25	941

Principal or Shares	Security Description	Value (000)

626,572	BJ’s Wholesale Club Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.15%, 2/03/24	$618
1,191,068	Burlington Coat Factory Warehouse Corp. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 11/17/24	1,161
982,323	Caesars Resort Collection LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 2.90%, 12/22/24	924
464,077	Core & Main LP Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.75%, 8/01/24	451
992,500	Dealer Tire LLC Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 4.40%, 2/05/27	971
457,221	Flynn Restaurant Group LP Term Loan 2L, (LIBOR USD 1-Month + 7.000%), 7.14%, 6/29/26	396
1,269,483	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 2.90%, 10/22/25	1,244
926,393	Harbor Freight Tools USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.00%, 10/19/27	915
496,852	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 6/22/26	473
1,239,403	Jane Street Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.001%), 3.15%, 1/31/25	1,225
458,132	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 4/03/25	450
837,500	K-MAC Holdings Corp. Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.15%, 3/14/25	811
344,167	K-MAC Holdings Corp. Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 6.90%, 3/16/26	330
472,235	Live Nation Entertainment Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.94%, 10/16/26	441

Annual Report   65

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

1,180,582	Marriott Ownership Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 8/29/25	$1,128
588,841	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.15%, 2/22/24	557
1,215,703	Scientific Games International Inc. Term Loan B5 1L, (LIBOR USD 3-Month + 2.750%), 2.98%, 8/14/24	1,134
1,167,550	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.40%, 2/05/27	1,136
560,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 7.65%, 2/07/28	535
711,175	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%), 2.27%, 11/01/23	702
489,557	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 5/30/25	467
		18,422
Consumer Non-Cyclical (8%)
618,678	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.50%, 3/01/24	605
902,345	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 4/06/24	886
498,750	Froneri U.S. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.40%, 1/29/27	482
985,000	JBS USA LUX SA Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.15%, 5/01/26	963
458,680	MPH Acquisition Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.75%, 6/07/23	454
917,443	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 6/27/23	880
972,500	Versant Health Holdco Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 4.00%, 12/02/24	970
		5,240
Energy (3%)
989,556	Calpine Corp. Term Loan B5 1L, (LIBOR USD 1-Month + 2.250%), 2.40%, 1/15/24	968
997,500	PG&E Corp. Term Loan B 1L, (LIBOR USD 3-Month + 4.500%), 5.50%, 6/23/25	989
		1,957
Financial Services (7%)
496,144	Altice Financing SA Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 2.90%, 7/15/25	474
494,849	AmWINS Group Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 1/25/24	489
469,697	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.500%), 6.64%, 8/04/25	471

Principal or Shares	Security Description	Value (000)

691,560	Asurion LLC Term Loan B4 1L, (LIBOR USD 1-Month + 3.000%), 3.15%, 8/04/22	$682
537,625	HUB International Ltd. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 3.22%, 4/25/25	518
1,166,297	Iron Mountain Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 1/02/26	1,126
375,000	Newco Financing Partnership Term Loan B1 1L, (LIBOR USD 1-Month + 3.500%), 3.50%, 1/31/29	367
496,250	Nexus Buyer LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 3.90%, 11/09/26	488
375,000	UPC Financing Partnership Term Loan B2 1L, (LIBOR USD 1-Month + 3.500%), 3.50%, 1/31/29	367
		4,982
Healthcare (3%)
992,500	Grifols Worldwide Operations USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.10%, 11/15/27	970
482,008	Radiology Partners Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 4.81%, 7/09/25	456
497,500	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 4.500%), 5.50%, 12/13/26	497
		1,923
Industrial (15%)
497,500	AI Convoy Luxembourg Sarl Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.50%, 1/18/27	490
953,837	Altra Industrial Motion Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.15%, 10/01/25	937
371,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 1-Month + 9.000%), 10.00%, 11/01/25	393
978,159	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 3-Month + 1.750%), 1.97%, 6/01/24	952
1,185,000	Berry Global Inc. Term Loan Y 1L, (LIBOR USD 1-Month + 2.000%), 2.15%, 7/01/26	1,149
498,750	Delta Air Lines Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.750%), 4.96%, 4/29/23	497
292,982	Elanco Animal Health Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 8/01/27	287
500,000	Graham Packaging Co. Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.750%), 4.50%, 7/28/27	497
561,132	H.B. Fuller Co. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.15%, 10/21/24	553
498,721	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 2/05/25	476
736,781	Mauser Packaging Solutions Holding Co. Term Loan B 1L, (LIBOR USD 3-Month + 3.250%), 3.48%, 4/03/24	691

66   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

963,663	PQ Corp. Term Loan B1 1L, (LIBOR USD 3-Month + 2.250%), 2.51%, 2/08/27	$939
400,000	Reynolds Group Holdings Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.250%), 3.40%, 2/05/26	391
468,689	Reynolds Group Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 2.90%, 2/06/23	461
500,000	SkyMiles IP Ltd. Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 4.75%, 10/20/27	499
489,743	United Rentals N.A. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 10/31/25	488
		9,700
Technology (8%)
496,241	Blackboard Inc. Term Loan B5 1L, (LIBOR USD 3-Month + 6.000%), 7.00%, 6/30/24	481
477,585	BY Crown Parent LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 4.00%, 2/02/26	470
388,906	CDW LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 8/17/23	388
975,144	CSC Holdings LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%), 2.65%, 4/15/27	947
1,146,014	Dell International LLC Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%), 2.75%, 9/19/25	1,136
493,750	GlobalFoundries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.750%), 5.00%, 6/05/26	491
498,750	Presidio Holdings Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 3.72%, 1/22/27	489
491,117	Rackspace Technology Global Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.00%, 11/03/23	481
707,514	Western Digital Corp. Term Loan B4 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 4/29/23	704
		5,587
Total Bank Loans (Cost - $55,499)		53,970
Corporate Bond (5%)
179,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (b)	174
500,000	CenturyLink Inc. 144A, 4.00%, 2/15/27 (b)	512
500,000	Covanta Holding Corp., 5.88%, 7/01/25	519
400,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	379
250,000	GPC Merger Sub Inc. 144A, 7.13%, 8/15/28 (b)	262

Principal or Shares	Security Description	Value (000)

500,000	Lithia Motors Inc. 144A, 5.25%, 8/01/25 (b)	$519
400,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (b)	397
300,000	QEP Resources Inc., 5.38%, 10/01/22	264
200,000	Range Resources Corp., 5.75%, 6/01/21	201
Total Corporate Bond (Cost - $3,211)		3,227
Mortgage Backed (7%)
814,971	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 11.750%), 11.90%, 10/25/28 (a)	970
795,465	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 12.40%, 9/25/28 (a)	963
300,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 4.95%, 2/25/50 (a)(b)	193
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 4.75%, 12/25/42 (a)	285
663,427	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.500%), 10.65%, 5/25/28 (a)	741
494,685	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 12.750%), 12.90%, 8/25/29 (a)	489
681,712	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 11.90%, 4/25/43 (a)(b)	688
Total Mortgage Backed (Cost - $4,286)		4,329
Investment Company (7%)
4,906,720	Payden Cash Reserves Money Market Fund *
	(Cost - $4,907)	4,907
Total Investments (Cost - $69,088) (101%)		67,554
Liabilities in excess of Other Assets (-1%)		(379)
Net Assets (100%)		$67,175

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

See notes to financial statements.

Annual Report   67

            Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Energy	15%
Basic Industry	12%
Telecommunications	7%
Healthcare	7%
Investment Company	6%
Financial Services	6%
Media	6%
Other	41%

This information is not part of the audited financial statements. SAR

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,650,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 2.700%), 2.94%, 7/15/27 (a)(b)	$1,596
2,500,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 3.07%, 4/19/30 (a)(b)	2,336
Total Asset Backed (Cost - $4,050)		3,932
Bank Loans(c) (4%)
1,492,500	AI Convoy Luxembourg Sarl Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.50%, 1/18/27	1,470
2,703,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 1-Month + 9.000%), 10.00%, 11/01/25	2,867
1,268,182	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.500%), 6.65%, 8/04/25	1,272
2,100,000	Flynn Restaurant Group LP Term Loan 2L, (LIBOR USD 1-Month + 7.000%), 7.15%, 6/29/26	1,817
2,468,750	GlobalFoundries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.750%), 5.00%, 6/05/26	2,456
1,284,931	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 2.90%, 10/22/25	1,259
1,250,000	Informatica LLC Term Loan 2L, (LIBOR USD 3-Month + 7.125%), 7.13%, 2/25/25	1,272
2,680,000	K-MAC Holdings Corp. Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 6.90%, 3/16/26	2,572
982,234	Rackspace Technology Global Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.00%, 11/03/23	963
1,990,000	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 4.500%), 5.50%, 12/13/26	1,986
2,505,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 7.65%, 2/07/28	2,394

Principal or Shares	Security Description	Value (000)

1,250,000	TIBCO Software Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.250%), 7.40%, 3/04/28	$1,228
Total Bank Loans (Cost - $21,407)		21,556
Corporate Bond (86%)
Automotive (5%)
1,500,000	Allison Transmission Inc. 144A, 4.75%, 10/01/27 (b)	1,549
1,000,000	American Axle & Manufacturing Inc., 6.25%, 3/15/26	1,003
450,000	Clarios Global LP/Clarios U.S. Finance Co. 144A, 6.25%, 5/15/26 (b)	472
2,000,000	Dana Financing Luxembourg Sarl 144A, 6.50%, 6/01/26 (b)	2,082
500,000	Dana Inc., 5.38%, 11/15/27	517
1,000,000	Dealer Tire LLC/DT Issuer LLC 144A, 8.00%, 2/01/28 (b)	1,025
1,000,000	Ford Motor Co., 4.75%, 1/15/43	926
700,000	Ford Motor Co., 8.50%, 4/21/23	774
1,500,000	Ford Motor Co., 9.00%, 4/22/25	1,770
400,000	Ford Motor Co., 9.63%, 4/22/30	538
2,000,000	Ford Motor Credit Co. LLC, 3.82%, 11/02/27	1,949
2,050,000	Ford Motor Credit Co. LLC, 4.06%, 11/01/24	2,058
1,000,000	Ford Motor Credit Co. LLC, 5.88%, 8/02/21	1,022
2,000,000	Goodyear Tire & Rubber Co., 5.00%, 5/31/26 (d)	1,974
1,000,000	Howmet Aerospace Inc., 5.13%, 10/01/24	1,054
1,000,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (e)(f)	1,165
1,000,000	IHO Verwaltungs GmbH 144A, 6.38%, 5/15/29 (b)	1,061
2,523,000	Moog Inc. 144A, 4.25%, 12/15/27 (b)	2,592
500,000	Spirit AeroSystems Inc., 4.60%, 6/15/28	417
1,000,000	Spirit AeroSystems Inc. 144A, 7.50%, 4/15/25 (b)	1,009
900,000	TransDigm Inc., 6.50%, 5/15/25	902

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

250,000	TransDigm Inc. 144A, 8.00%, 12/15/25 (b)	$271
1,500,000	TransDigm UK Holdings PLC, 6.88%, 5/15/26	1,497
		27,627
Banking (2%)
1,500,000	Bank of America Corp., (3 mo. LIBOR USD + 2.931%), 5.88%, (a)(g)	1,618
500,000	CIT Group Inc., 4.13%, 3/09/21	504
2,000,000	CIT Group Inc., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.372%), 4.13%, 11/13/29 (a)	2,020
1,500,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%), 5.95%, (a)(g)	1,557
1,000,000	Deutsche Bank AG, (USD Swap Rate 11:00 am NY 1 + 2.553%), 4.88%, 12/01/32 (a)	969
1,500,000	Lloyds Bank PLC 144A, (3 mo. LIBOR USD + 11.756%), 12.00%, (a)(b)(g)	1,682
		8,350
Basic Industry (12%)
1,000,000	Alcoa Nederland Holding BV 144A, 5.50%, 12/15/27 (b)	1,054
1,500,000	ArcelorMittal SA, 4.55%, 3/11/26	1,616
2,750,000	ARD Finance SA 144A, 6.50%, 6/30/27 (b)	2,798
1,828,000	Ashland LLC, 6.88%, 5/15/43	2,350
1,000,000	Avient Corp. 144A, 5.75%, 5/15/25 (b)	1,054
2,000,000	Big River Steel LLC/BRS Finance Corp. 144A, 6.63%, 1/31/29 (b)	2,064
500,000	BWX Technologies Inc. 144A, 4.13%, 6/30/28 (b)	507
2,000,000	BWX Technologies Inc. 144A, 5.38%, 7/15/26 (b)	2,080
2,000,000	Cascades Inc./Cascades USA Inc. 144A, 5.38%, 1/15/28 (b)	2,089
1,300,000	CF Industries Inc., 5.15%, 3/15/34	1,526
1,500,000	Cleveland-Cliffs Inc., 5.88%, 6/01/27	1,460
800,000	Cleveland-Cliffs Inc. 144A, 6.75%, 3/15/26 (b)	841
1,500,000	Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	1,802
1,500,000	Energizer Holdings Inc. 144A, 4.38%, 3/31/29 (b)	1,516
1,000,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (b)	1,073
2,600,000	Freeport-McMoRan Inc., 5.00%, 9/01/27	2,714
500,000	Freeport-McMoRan Inc., 5.40%, 11/14/34	573
960,000	Freeport-McMoRan Inc., 5.45%, 3/15/43	1,094
1,000,000	Graphic Packaging International LLC 144A, 4.75%, 7/15/27 (b)	1,088
1,200,000	HB Fuller Co., 4.00%, 2/15/27	1,228
1,000,000	HB Fuller Co., 4.25%, 10/15/28	1,016
1,000,000	Hudbay Minerals Inc. 144A, 6.13%, 4/01/29 (b)	1,025
1,000,000	Hudbay Minerals Inc. 144A, 7.63%, 1/15/25 (b)	1,038
1,750,000	IAMGOLD Corp. 144A, 5.75%, 10/15/28 (b)	1,754
1,250,000	James Hardie International Finance DAC 144A, 5.00%, 1/15/28 (b)	1,329
1,500,000	KBR Inc. 144A, 4.75%, 9/30/28 (b)	1,521
1,750,000	Lennar Corp., 4.75%, 11/29/27	2,006
1,500,000	MasTec Inc. 144A, 4.50%, 8/15/28 (b)	1,543
1,000,000	Meritage Homes Corp., 5.13%, 6/06/27	1,108

Principal or Shares	Security Description	Value (000)

1,500,000	Mueller Water Products Inc. 144A, 5.50%, 6/15/26 (b)	$1,555
1,850,000	Novelis Corp. 144A, 4.75%, 1/30/30 (b)	1,880
2,000,000	OCI NV 144A, 4.63%, 10/15/25 (b)	2,029
1,500,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 144A, 4.00%, 10/15/27 (b)	1,521
1,000,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (b)	1,046
500,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (b)	517
2,000,000	Stevens Holding Co. Inc. 144A, 6.13%, 10/01/26 (b)	2,145
1,500,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (b)	1,590
1,500,000	TRI Pointe Group Inc., 5.25%, 6/01/27	1,618
2,000,000	Trivium Packaging Finance BV 144A, 8.50%, 8/15/27 (b)	2,144
2,000,000	Tronox Inc. 144A, 6.50%, 4/15/26 (b)	2,031
2,000,000	Univar Solutions USA Inc. 144A, 5.13%, 12/01/27 (b)	2,076
1,000,000	Winnebago Industries Inc. 144A, 6.25%, 7/15/28 (b)	1,059
		64,078
Consumer Goods (4%)
1,000,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 3/15/29 (b)	972
1,400,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 4.88%, 2/15/30 (b)	1,488
2,500,000	Dole Food Co. Inc. 144A, 7.25%, 6/15/25 (b)	2,509
2,750,000	KeHE Distributors LLC/KeHE Finance Corp. 144A, 8.63%, 10/15/26 (b)	2,963
910,000	Kraft Heinz Foods Co. 144A, 3.88%, 5/15/27 (b)	964
2,850,000	Kraft Heinz Foods Co., 5.00%, 7/15/35	3,288
3,250,000	Kraft Heinz Foods Co., 5.00%, 6/04/42	3,577
900,000	Post Holdings Inc. 144A, 4.63%, 4/15/30 (b)	926
1,750,000	Post Holdings Inc. 144A, 5.50%, 12/15/29 (b)	1,894
2,500,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (b)	2,534
		21,115
Energy (14%)
1,000,000	Aker BP ASA 144A, 4.00%, 1/15/31 (b)	981
500,000	Antero Resources Corp. 144A, 4.25%, 9/01/26 (b)	492
2,000,000	Antero Resources Corp., 5.63%, 6/01/23 (d)	1,682
1,000,000	Apache Corp., 5.10%, 9/01/40	920
1,297,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (b)	1,265
2,000,000	Cenovus Energy Inc., 3.80%, 9/15/23	2,033
500,000	Cenovus Energy Inc., 5.25%, 6/15/37	490
500,000	Cenovus Energy Inc., 5.38%, 7/15/25	528
2,000,000	CNX Midstream Partners LP/CNX Midstream Finance Corp. 144A, 6.50%, 3/15/26 (b)	2,037
1,000,000	CNX Resources Corp. 144A, 2.25%, 5/01/26 (b)	1,060
1,000,000	CNX Resources Corp. 144A, 7.25%, 3/14/27 (b)	1,056

Annual Report   69

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

1,500,000	Comstock Resources Inc. 144A, 7.50%, 5/15/25 (b)	$1,493
1,000,000	Comstock Resources Inc., 9.75%, 8/15/26	1,055
1,000,000	Comstock Resources Inc., 9.75%, 8/15/26	1,055
1,000,000	Continental Resources Inc., 4.38%, 1/15/28	902
1,000,000	DCP Midstream Operating LP 144A, 6.75%, 9/15/37 (b)	954
2,000,000	Diamond Offshore Drilling Inc., 3.45%, 11/01/23 (h)	137
500,000	EnLink Midstream Partners LP, 4.40%, 4/01/24	455
1,500,000	EQM Midstream Partners LP, 4.13%, 12/01/26	1,417
500,000	EQM Midstream Partners LP 144A, 6.50%, 7/01/27 (b)	525
1,000,000	EQT Corp. 144A, 1.75%, 5/01/26 (b)	1,282
1,000,000	EQT Corp., 3.90%, 10/01/27	962
1,000,000	EQT Midstream Partners LP, 6.50%, 7/15/48	952
2,000,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	1,765
1,000,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (b)	943
1,400,000	HighPoint Operating Corp., 7.00%, 10/15/22	319
1,500,000	Holly Energy Partners LP/Holly Energy Finance Corp. 144A, 5.00%, 2/01/28 (b)	1,424
2,000,000	Husky Energy Inc., 6.80%, 9/15/37	2,250
1,000,000	Indigo Natural Resources LLC 144A, 6.88%, 2/15/26 (b)	985
1,500,000	Leviathan Bond Ltd. 144A, 5.75%, 6/30/23 (b)(e)	1,538
1,000,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (b)(e)	1,029
1,000,000	Marathon Oil Corp., 6.60%, 10/01/37	1,033
1,000,000	MEG Energy Corp. 144A, 7.13%, 2/01/27 (b)	902
3,100,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (b)	3,076
947,000	Occidental Petroleum Corp., 2.60%, 8/13/21	927
1,371,000	Occidental Petroleum Corp., 2.70%, 8/15/22	1,270
1,000,000	Occidental Petroleum Corp., 4.20%, 3/15/48	651
500,000	Occidental Petroleum Corp., 4.40%, 4/15/46	337
1,500,000	Occidental Petroleum Corp., 4.63%, 6/15/45	1,016
1,000,000	Occidental Petroleum Corp., 5.88%, 9/01/25	882
1,000,000	Ovintiv Inc., 8.13%, 9/15/30	1,039
1,500,000	Parkland Corp. 144A, 5.88%, 7/15/27 (b)	1,551
1,000,000	Parsley Energy LLC/Parsley Finance Corp. 144A, 5.63%, 10/15/27 (b)	1,065
2,000,000	Petrobras Global Finance BV, 6.75%, 6/03/50	2,197
500,000	QEP Resources Inc., 5.25%, 5/01/23	398
700,000	QEP Resources Inc., 5.38%, 10/01/22	617
1,300,000	Range Resources Corp., 5.75%, 6/01/21	1,306
3,500,000	Range Resources Corp. 144A, 9.25%, 2/01/26 (b)	3,715
600,000	SM Energy Co. 144A, 10.00%, 1/15/25 (b)	572
1,000,000	Southwestern Energy Co., 6.45%, 1/23/25	1,004
500,000	Southwestern Energy Co., 7.75%, 10/01/27	518
2,000,000	Southwestern Energy Co., 8.38%, 9/15/28	2,094
1,000,000	Sunoco LP/Sunoco Finance Corp., 5.88%, 3/15/28	1,041
2,000,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp. 144A, 4.88%, 2/01/31 (b)	1,955
2,000,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.88%, 4/15/26	2,044

Principal or Shares	Security Description	Value (000)

1,500,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (b)	$1,613
1,250,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (b)	1,375
1,600,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	1,641
1,000,000	Western Midstream Operating LP, 4.00%, 7/01/22	1,002
1,000,000	Western Midstream Operating LP, 4.65%, 7/01/26	963
2,500,000	WPX Energy Inc., 4.50%, 1/15/30	2,404
500,000	WPX Energy Inc., 5.75%, 6/01/26	514
		74,708
Financial Services (6%)
1,000,000	Compass Group Diversified Holdings LLC 144A, 8.00%, 5/01/26 (b)	1,055
2,600,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	2,462
1,500,000	Genworth Mortgage Holdings Inc. 144A, 6.50%, 8/15/25 (b)	1,566
2,500,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (b)	2,530
1,700,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	1,732
850,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	884
2,000,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75%, 2/01/24	2,046
1,000,000	Nationstar Mortgage Holdings Inc. 144A, 5.50%, 8/15/28 (b)	999
2,500,000	Navient Corp., 5.50%, 1/25/23	2,502
500,000	Navient Corp., 6.63%, 7/26/21	511
1,172,000	Navient Corp., 7.25%, 9/25/23	1,231
1,000,000	OneMain Finance Corp., 5.38%, 11/15/29	1,030
350,000	OneMain Finance Corp., 6.63%, 1/15/28	383
2,000,000	OneMain Finance Corp., 6.88%, 3/15/25	2,204
450,000	OneMain Finance Corp., 8.88%, 6/01/25	496
2,000,000	Owl Rock Technology Finance Corp. 144A, 4.75%, 12/15/25 (b)	1,986
1,000,000	PennyMac Financial Services Inc. 144A, 5.38%, 10/15/25 (b)	1,021
1,500,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (b)	1,576
570,000	Quicken Loans LLC/Quicken Loans Co-Issuer Inc. 144A, 3.88%, 3/01/31 (b)	562
2,700,000	SLM Corp., 5.13%, 4/05/22	2,783
		29,559
Healthcare (7%)
1,350,000	Bausch Health Americas Inc. 144A, 9.25%, 4/01/26 (b)	1,490
1,500,000	Bausch Health Cos. Inc., 4.50%, 5/15/23 EUR (e)(f)	1,732
1,000,000	Bausch Health Cos. Inc. 144A, 5.00%, 1/30/28 (b)	990
1,000,000	Bausch Health Cos. Inc. 144A, 7.00%, 1/15/28 (b)	1,059
1,000,000	Bausch Health Cos. Inc. 144A, 9.00%, 12/15/25 (b)	1,095

70   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

950,000	Catalent Pharma Solutions Inc. 144A, 5.00%, 7/15/27 (b)	$992
1,500,000	Centene Corp., 4.25%, 12/15/27	1,583
2,000,000	Centene Corp., 4.75%, 1/15/25	2,058
660,000	Centene Corp. 144A, 5.38%, 6/01/26 (b)	695
1,500,000	Centene Corp. 144A, 5.38%, 8/15/26 (b)	1,590
2,100,000	CHS/Community Health Systems Inc., 6.25%, 3/31/23	2,084
950,000	CHS/Community Health Systems Inc. 144A, 6.63%, 2/15/25 (b)	929
500,000	CHS/Community Health Systems Inc. 144A, 8.00%, 12/15/27 (b)	494
2,500,000	DaVita Inc. 144A, 3.75%, 2/15/31 (b)	2,408
1,500,000	Encompass Health Corp., 4.75%, 2/01/30	1,565
1,100,000	HCA Inc., 3.50%, 9/01/30	1,126
860,000	HCA Inc., 5.88%, 2/01/29	1,013
1,500,000	HCA Inc., 7.69%, 6/15/25	1,794
1,900,000	Radiology Partners Inc. 144A, 9.25%, 2/01/28 (b)	2,030
1,700,000	Select Medical Corp. 144A, 6.25%, 8/15/26 (b)	1,796
750,000	Tenet Healthcare Corp. 144A, 4.63%, 6/15/28 (b)	762
1,800,000	Tenet Healthcare Corp. 144A, 4.88%, 1/01/26 (b)	1,828
2,000,000	Tenet Healthcare Corp., 6.75%, 6/15/23	2,111
2,000,000	Tenet Healthcare Corp., 7.00%, 8/01/25 (d)	2,049
500,000	Tenet Healthcare Corp. 144A, 7.50%, 4/01/25 (b)	539
1,000,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24 EUR (e)(f)	1,023
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	1,323
		38,158
Insurance (2%)
1,750,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 144A, 6.75%, 10/15/27 (b)	1,840
1,450,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%), 7.00%, 3/27/48 (a)	1,581
2,050,000	HUB International Ltd. 144A, 7.00%, 5/01/26 (b)	2,103
2,000,000	NMI Holdings Inc. 144A, 7.38%, 6/01/25 (b)	2,183
		7,707
Leisure (4%)
2,000,000	Caesers Entertainment Inc. 144A, 6.25%, 7/01/25 (b)	2,051
250,000	Caesers Resort Collection LLC/CRC Finco Inc. 144A, 5.75%, 7/01/25 (b)	257
1,400,000	Carnival Corp. 144A, 11.50%, 4/01/23 (b)	1,540
1,500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (b)	1,526
1,800,000	Hilton Domestic Operating Co. Inc. 144A, 5.75%, 5/01/28 (b)	1,890
1,000,000	MGM Resorts International, 4.75%, 10/15/28	979
985,000	MGM Resorts International, 5.75%, 6/15/25	1,025
550,000	MGM Resorts International, 6.75%, 5/01/25	580
750,000	Newell Brands Inc., 4.70%, 4/01/26	800
500,000	Newell Brands Inc., 5.88%, 4/01/36	588
500,000	Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	448

Principal or Shares	Security Description	Value (000)

1,000,000	Royal Caribbean Cruises Ltd. 144A, 11.50%, 6/01/25 (b)	$1,146
2,000,000	WMG Acquisition Corp. 144A, 3.00%, 2/15/31 (b)	1,905
500,000	WMG Acquisition Corp. 144A, 3.00%, 2/15/31 (b)	476
1,000,000	Wyndham Destinations Inc., 6.00%, 4/01/27	1,033
1,000,000	Wyndham Destinations Inc. 144A, 6.63%, 7/31/26 (b)	1,065
1,000,000	Wyndham Hotels & Resorts Inc. 144A, 5.38%, 4/15/26 (b)	1,014
1,000,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 144A, 5.50%, 3/01/25 (b)	959
		19,282
Media (6%)
1,000,000	Altice Financing SA 144A, 5.00%, 1/15/28 (b)	971
750,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.00%, 3/01/23 (b)	759
500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 2/01/31 (b)	513
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (b)	1,561
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 5/01/32 (b)	1,035
1,600,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 3/01/30 (b)	1,685
2,550,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.38%, 6/01/29 (b)	2,763
2,000,000	CSC Holdings LLC 144A, 4.13%, 12/01/30 (b)	2,036
500,000	CSC Holdings LLC 144A, 6.50%, 2/01/29 (b)	556
1,300,000	Diamond Sports Group LLC/Diamond Sports Finance Co. 144A, 5.38%, 8/15/26 (b)	762
1,080,000	Diamond Sports Group LLC/Diamond Sports Finance Co. 144A, 6.63%, 8/15/27 (b)(d)	432
1,000,000	DISH DBS Corp., 7.38%, 7/01/28	1,009
1,700,000	EW Scripps Co. 144A, 5.13%, 5/15/25 (b)	1,625
2,500,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (b)	2,469
1,500,000	Match Group Holdings II LLC 144A, 4.63%, 6/01/28 (b)	1,556
750,000	Netflix Inc. 144A, 4.88%, 6/15/30 (b)	857
1,000,000	Netflix Inc. 144A, 5.38%, 11/15/29 (b)	1,172
2,000,000	Nexstar Broadcasting Inc. 144A, 4.75%, 11/01/28 (b)	2,026
1,000,000	Scripps Escrow Inc. 144A, 5.88%, 7/15/27 (b)	974
2,000,000	Sinclair Television Group Inc. 144A, 5.50%, 3/01/30 (b)	1,884
2,500,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	2,622
		29,267
Real Estate (3%)
1,500,000	Diversified Healthcare Trust, 9.75%, 6/15/25	1,652
1,450,000	Iron Mountain Inc. 144A, 4.88%, 9/15/29 (b)	1,467
1,500,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (b)	1,540
1,000,000	iStar Inc., 4.75%, 10/01/24	957
1,000,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., 5.75%, 2/01/27	1,081

Annual Report   71

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

1,500,000	MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 8/01/29	$1,573
2,000,000	SBA Communications Corp. 144A, 3.88%, 2/15/27 (b)	2,035
1,000,000	Service Properties Trust, 7.50%, 9/15/25	1,049
1,500,000	Toll Brothers Finance Corp., 3.80%, 11/01/29	1,597
1,200,000	VICI Properties LP/VICI Note Co. Inc. 144A, 4.13%, 8/15/30 (b)	1,217
		14,168
Retail (4%)
2,500,000	1011778 BC ULC/New Red Finance Inc. 144A, 4.00%, 10/15/30 (b)	2,487
2,000,000	FirstCash Inc. 144A, 4.63%, 9/01/28 (b)	2,034
1,500,000	Group 1 Automotive Inc. 144A, 4.00%, 8/15/28 (b)	1,504
2,500,000	IRB Holding Corp. 144A, 6.75%, 2/15/26 (b)	2,509
1,000,000	L Brands Inc. 144A, 6.63%, 10/01/30 (b)	1,052
500,000	L Brands Inc., 6.88%, 11/01/35	508
650,000	L Brands Inc., 7.50%, 6/15/29	697
700,000	Lithia Motors Inc. 144A, 4.63%, 12/15/27 (b)	738
1,500,000	Lithia Motors Inc. 144A, 5.25%, 8/01/25 (b)	1,558
1,000,000	Nordstrom Inc., 4.38%, 4/01/30	773
1,000,000	Penske Automotive Group Inc., 5.50%, 5/15/26	1,034
1,000,000	QVC Inc., 4.38%, 9/01/28	1,003
1,650,000	Sonic Automotive Inc., 6.13%, 3/15/27	1,706
1,200,000	Yum! Brands Inc., 3.63%, 3/15/31	1,179
2,000,000	Yum! Brands Inc., 6.88%, 11/15/37	2,444
875,000	Yum! Brands Inc. 144A, 7.75%, 4/01/25 (b)	962
		22,188
Service (3%)
500,000	Aramark Services Inc., 4.75%, 6/01/26	498
800,000	Aramark Services Inc. 144A, 5.00%, 2/01/28 (b)	808
1,000,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc. 144A, 5.75%, 7/15/27 (b)	941
1,250,000	Cimpress PLC 144A, 7.00%, 6/15/26 (b)	1,248
1,000,000	Covanta Holding Corp., 5.00%, 9/01/30	1,019
1,000,000	Covanta Holding Corp., 5.88%, 7/01/25	1,038
1,000,000	Covanta Holding Corp., 6.00%, 1/01/27	1,045
1,000,000	Gartner Inc. 144A, 3.75%, 10/01/30 (b)	1,024
1,000,000	Gartner Inc. 144A, 4.50%, 7/01/28 (b)	1,045
1,000,000	Jaguar Holding Co. II/PPD Development LP 144A, 5.00%, 6/15/28 (b)	1,044
2,000,000	Nielsen Finance LLC/Nielsen Finance Co. 144A, 5.63%, 10/01/28 (b)	2,066
2,000,000	Prime Security Services Borrower LLC/Prime Finance Inc. 144A, 3.38%, 8/31/27 (b)	1,932
850,000	Refinitiv U.S. Holdings Inc. 144A, 8.25%, 11/15/26 (b)	927
1,250,000	United Rentals North America Inc., 4.88%, 1/15/28	1,314
2,000,000	United Rentals North America Inc., 5.88%, 9/15/26	2,107
		18,056
Technology (4%)
1,500,000	ACI Worldwide Inc. 144A, 5.75%, 8/15/26 (b)	1,588
2,000,000	ams AG 144A, 7.00%, 7/31/25 (b)	2,121
1,000,000	Booz Allen Hamilton Inc. 144A, 3.88%, 9/01/28 (b)	1,017

Principal or Shares	Security Description	Value (000)

950,000	Castle U.S. Holding Corp. 144A, 9.50%, 2/15/28 (b)	$905
1,500,000	CDK Global Inc. 144A, 5.25%, 5/15/29 (b)	1,610
1,000,000	CDW LLC/CDW Finance Corp., 3.25%, 2/15/29	1,000
500,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46 (b)	683
1,500,000	NCR Corp. 144A, 5.25%, 10/01/30 (b)	1,488
1,500,000	Presidio Holdings Inc. 144A, 8.25%, 2/01/28 (b)	1,595
960,000	PTC Inc. 144A, 3.63%, 2/15/25 (b)	979
500,000	PTC Inc. 144A, 4.00%, 2/15/28 (b)	518
1,800,000	Science Applications International Corp. 144A, 4.88%, 4/01/28 (b)	1,889
2,500,000	TTM Technologies Inc. 144A, 5.63%, 10/01/25 (b)	2,578
2,000,000	WESCO Distribution Inc. 144A, 7.13%, 6/15/25 (b)	2,157
1,000,000	Xerox Holdings Corp. 144A, 5.50%, 8/15/28 (b)	989
		21,117
Telecommunications (7%)
2,000,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (b)	1,958
1,000,000	Altice France SA, 5.88%, 2/01/27 EUR (e)(f)	1,219
2,500,000	Altice France SA 144A, 7.38%, 5/01/26 (b)	2,612
2,000,000	Avaya Inc. 144A, 6.13%, 9/15/28 (b)	2,059
1,000,000	CenturyLink Inc., 5.63%, 4/01/25	1,052
2,160,000	CenturyLink Inc., 5.80%, 3/15/22	2,250
1,000,000	CenturyLink Inc., 6.88%, 1/15/28	1,114
1,500,000	CommScope Inc. 144A, 8.25%, 3/01/27 (b)	1,554
866,000	CommScope Technologies LLC 144A, 6.00%, 6/15/25 (b)	860
1,000,000	Frontier Communications Corp. 144A, 5.88%, 10/15/27 (b)	1,027
2,500,000	Lamar Media Corp., 4.88%, 1/15/29	2,606
2,000,000	Level 3 Financing Inc. 144A, 4.25%, 7/01/28 (b)	2,012
1,000,000	QualityTech LP/QTS Finance Corp. 144A, 4.75%, 11/15/25 (b)	1,040
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,558
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22	2,358
1,000,000	Sprint Corp., 7.13%, 6/15/24	1,151
3,500,000	Sprint Corp., 7.63%, 3/01/26	4,265
2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	2,607
3,000,000	T-Mobile USA Inc., 6.50%, 1/15/26	3,130
1,000,000	Vmed O2 UK Financing I PLC 144A, 4.25%, 1/31/31 (b)	1,002
950,000	Zayo Group Holdings Inc. 144A, 6.13%, 3/01/28 (b)	960
		38,394
Transportation (1%)
2,000,000	Delta Air Lines Inc./SkyMiles IP Ltd. 144A, 4.75%, 10/20/28 (b)	2,047
1,000,000	Fortress Transportation and Infrastructure Investors LLC 144A, 9.75%, 8/01/27 (b)	1,066
975,140	MV24 Capital BV 144A, 6.75%, 6/01/34 (b)	983
1,025,000	United Airlines Holdings Inc., 5.00%, 2/01/24 (d)	899
		4,995

72   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Utility (2%)
500,000	Calpine Corp. 144A, 4.50%, 2/15/28 (b)	$509
1,000,000	Calpine Corp. 144A, 5.13%, 3/15/28 (b)	1,033
1,150,000	Calpine Corp. 144A, 5.25%, 6/01/26 (b)	1,183
2,000,000	DPL Inc., 4.35%, 4/15/29	2,172
1,500,000	NextEra Energy Operating Partners LP 144A, 3.88%, 10/15/26 (b)	1,556
1,000,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (b)	1,045
1,000,000	PG&E Corp., 5.00%, 7/01/28	1,004
1,000,000	Talen Energy Supply LLC 144A, 6.63%, 1/15/28 (b)	958
1,000,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (b)	1,046
1,250,000	Vistra Operations Co. LLC 144A, 5.50%, 9/01/26 (b)	1,295

		11,801

Total Corporate Bond (Cost - $438,922)		450,570

Mortgage Backed (3%)
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 9.40%, 11/25/39 (a)(b)	3,242
1,987,535	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 10.40%, 1/25/29 (a)	2,245
1,988,662	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 12.40%, 9/25/28 (a)	2,407
1,700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 4.95%, 2/25/50 (a)(b)	1,095
1,200,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.500%), 9.65%, 2/25/49 (a)(b)	944
900,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 4.75%, 12/25/42 (a)	856
1,735,221	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.40%, 10/25/29 (a)	1,641
1,850,362	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 11.90%, 4/25/43 (a)(b)	1,867
1,550,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.65%, 2/25/47 (a)(b)	1,548

Total Mortgage Backed (Cost - $17,080)		15,845

Investment Company (6%)
33,021,275	Payden Cash Reserves Money Market Fund *
	(Cost - $33,021)	33,021

Total Investments (Cost - $514,480) (100%)		524,924
Other Assets, net of Liabilities (0%)		272

Net Assets (100%)		$525,196

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)

All or a portion of these securities are on loan. At October 31, 2020, the total market value of the Fund’s securities on loan is $3,200 and the total market value of the collateral held by the Fund is $3,311. Amounts in 000s.

(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Principal in foreign currency.
(g)	Perpetual security with no stated maturity date.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

Annual Report   73

            Payden High Income Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 6,994	EUR 5,871	Citibank, N.A.	03/22/2021	$134
Liabilities:
EUR 1,340	USD 1,572	Citibank, N.A.	03/22/2021	(6)

Net Unrealized Appreciation (Depreciation)				$128

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (Depreciation) (000s)
4-Year Interest Rate Swap, Pay Fixed 0.2405% Annually, Receive Variable 0.2405% (1-Month EURIBOR) Monthly	10/29/2023	EUR 2,343	$(70)	$—	$(70)
4-Year Interest Rate Swap, Receive Fixed 3.013% Semi-Annually, Pay Variable 0.14463% (1-Month USD LIBOR) Monthly	10/29/2023	USD 14,240	1,211	—	1,211

			$1,141	$—	$1,141

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$3,200
Non-cash Collateral[2]	(3,200)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

74   Payden Mutual Funds

        Payden California Municipal Social Impact Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
General Obligation	46%
Healthcare	14%
Transportation	10%
Education	8%
Other	22%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
Corporate Bond (2%)
500,000	Century Housing Corp., 4.00%, 11/01/21	$505
500,000	Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29	520
500,000	Low Income Investment Fund, 3.71%, 7/01/29	547

Total Corporate Bond (Cost - $1,500)		1,572

General Obligation (51%)
645,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 9/02/26	744
455,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 9/02/28 AGM (a)	573
100,000	Alameda Community Improvement Commission Successor Agency, 5.00%, 9/01/28 BAM (a)	116
250,000	Alameda Community Improvement Commission Successor Agency, 5.00%, 9/01/32 BAM (a)	289
300,000	Anaheim Public Financing Authority, 5.00%, 5/01/34	338
1,000,000	Apple Valley Public Financing Authority, 4.00%, 6/01/35 BAM (a)	1,180
500,000	Beverly Hills Public Financing Authority, 1.15%, 6/01/26	497
200,000	Brea Community Benefit Financing Authority, 5.00%, 7/01/29	233
500,000	Brea Redevelopment Agency, 5.00%, 8/01/31	616
300,000	Brentwood Infrastructure Financing Authority, 4.00%, 10/01/36	342
500,000	Burbank Unified School District, 1.81%, 8/01/28	499
250,000	California Infrastructure & Economic Development Bank, 0.48%, 8/01/47 (b)	250
500,000	California Infrastructure & Economic Development Bank, 0.75%, 12/01/50 (b)	499

Principal or Shares	Security Description	Value (000)

410,000	California Infrastructure & Economic Development Bank, 5.00%, 8/01/34	521
500,000	California Infrastructure & Economic Development Bank, 5.00%, 8/01/44	614
1,000,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/39 (c)	$1,158
385,000	California State Public Works Board, 5.25%, 10/01/33	451
300,000	City & County of San Francisco CA Community Facilities District No 2014-1, 3.11%, 9/01/24	322
670,000	City of Irvine CA, 4.00%, 9/02/38	765
260,000	City of Irvine CA, 5.00%, 9/02/22	279
280,000	Coronado Community Development Agency Successor Agency, 5.00%, 9/01/33	326
400,000	County of Sacramento CA, 5.75%, 2/01/30	401
1,000,000	County of Santa Barbara CA, AMT, 5.00%, 12/01/36	1,211
500,000	Fresno Unified School District, 2.85%, 8/01/27	450
400,000	Inglewood Joint Powers Authority, 2.75%, 8/01/21 BAM (a)	406
460,000	Kern Community College District, 2.65%, 11/01/27	492
500,000	Lancaster Redevelopment Agency Successor Agency, 5.00%, 8/01/30 AGM (a)	609
500,000	Los Angeles County Metropolitan Transportation Authority, 5.00%, 6/01/32	698
350,000	Los Angeles County Redevelopment Authority, 5.25%, 12/01/26 AGM (a)	414
300,000	Miracosta Community College District, 4.00%, 8/01/34	372
250,000	Municipal Improvement Corp. of Los Angeles, 1.34%, 11/01/26	247
100,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 5/01/30	115
500,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 11/01/31	613
500,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 11/01/38	568
500,000	Napa Valley Community College District, 2.12%, 8/01/23	546

Annual Report   75

        Payden California Municipal Social Impact Fund  continued

Principal or Shares	Security Description	Value (000)

1,000,000	Nuveen, CA Free Quality Municipal Income Fund, AMT 144A, 0.58%, 10/01/47 (b)(c)	$1,000
100,000	Peralta Community College District, 5.00%, 8/01/22	108
250,000	Peralta Community College District, 5.00%, 8/01/26	312
500,000	San Bernardino City Unified School District, 1.98%, 8/01/28 AGM (a)	501
900,000	San Diego Association of Governments, 5.00%, 11/15/26	1,067
350,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/30	418
340,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/31	404
550,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/32	649
500,000	San Francisco Unified School District, 4.00%, 6/15/35	590
750,000	San Marcos Redevelopment Agency Successor Agency, 3.25%, 10/01/29	815
250,000	San Mateo Joint Powers Financing Authority, 5.00%, 6/15/30	290
815,000	Santa Monica Public Financing Authority, 4.00%, 7/01/38	922
200,000	Simi Valley Public Financing Authority, 5.00%, 10/01/29	235
550,000	South Orange County Public Financing Authority, 5.00%, 4/01/34	657
1,000,000	State of California, 4.00%, 11/01/35	1,215
500,000	State of California, 5.00%, 11/01/29	670
1,000,000	State of California, 5.00%, 4/01/30	1,351
550,000	State of California, 6.51%, 4/01/39	582
105	State of California, 7.95%, 3/01/36	—
300,000	Stockton Public Financing Authority, 1.40%, 6/01/22	301
1,000,000	Sunnyvale Financing Authority, 4.00%, 4/01/34	1,207
800,000	Temecula Redevelopment Agency Successor Agency, 5.00%, 12/15/37 AGM (a)	968
350,000	Union City Community Redevelopment Agency, 5.00%, 10/01/35	409
225,000	West Hollywood Public Financing Authority, 4.00%, 4/01/34	274

Total General Obligation (Cost - $31,403)		32,699

Revenue (43%)
Airport/Port (4%)
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/24	573
250,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/26	303
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/36	609
400,000	City of Palm Springs CA Airport Revenue, AMT, 5.00%, 6/01/26 BAM (a)	466

750,000	San Diego County Regional Airport Authority, AMT, 5.00%, 7/01/39	906

		2,857

Principal or Shares	Security Description	Value (000)

Education (5%)
500,000	California Educational Facilities Authority, 3.18%, 4/01/27	$535
370,000	California Educational Facilities Authority, 5.00%, 10/01/37	449
360,000	California Educational Facilities Authority, 5.00%, 10/01/38	435
120,000	California School Finance Authority 144A, 4.00%, 7/01/22 (c)	125
1,000,000	California School Finance Authority 144A, 5.00%, 8/01/38 (c)	1,153
250,000	Oxnard School District, 2.00%, 8/01/45 BAM (a)(b)	275

		2,972

Healthcare (14%)
750,000	California Health Facilities Financing Authority, 3.57%, 11/01/36	796
200,000	California Health Facilities Financing Authority, 4.00%, 8/15/34	220
750,000	California Health Facilities Financing Authority, 4.00%, 4/01/36	855
710,000	California Health Facilities Financing Authority, 5.00%, 11/15/27	768
500,000	California Health Facilities Financing Authority, 5.00%, 2/01/31	617
350,000	California Health Facilities Financing Authority, 5.00%, 8/15/32	416
800,000	California Health Facilities Financing Authority, 5.00%, 11/01/34	1,026
1,000,000	California Health Facilities Financing Authority, 5.00%, 11/15/49	1,165
205,000	California Health Facilities Financing Authority, 5.25%, 3/01/28	208
650,000	California Municipal Finance Authority, 5.00%, 1/01/33	796
325,000	California Municipal Finance Authority, 5.00%, 5/15/37	381
500,000	California Municipal Finance Authority, 5.00%, 7/01/39	615
750,000	California Statewide Communities Development Authority, 4.00%, 8/01/45	778

		8,641

Housing (2%)
1,400,000	City & County of San Francisco CA, 0.11%, 7/01/57 (b)	1,400

Industrial Development/Pollution Control (4%)
230,000	California Infrastructure & Economic Development Bank, 3.25%, 7/01/26	251
1,000,000	California Pollution Control Financing Authority, AMT 144A, 6.75%, 12/01/28 (c)	975
370,000	Emeryville Redevelopment Agency Successor Agency, 5.00%, 9/01/25 AGM (a)	432

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	$348
390,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/31 AGM (a)	452

		2,458

Resource Recovery (2%)
600,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (c)	184
1,000,000	South Bayside Waste Management Authority, AMT, 5.00%, 9/01/23	1,125

		1,309

Transportation (10%)
660,000	Bay Area Toll Authority, 4.00%, 4/01/37	753
750,000	City of Long Beach CA Harbor Revenue, AMT, 5.00%, 5/15/28	932
1,000,000	Foothill-Eastern Transportation Corridor Agency, 5.50%, 1/15/53 (b)	1,071
620,000	Port of Los Angeles, AMT, 5.00%, 8/01/24	719
1,000,000	Port of Los Angeles, AMT, 5.00%, 8/01/25	1,195
835,000	Port of Los Angeles, AMT, 5.00%, 8/01/29	960
750,000	Port of Oakland, AMT, 5.00%, 5/01/24	800

		6,430

Principal or Shares	Security Description	Value (000)

Water & Sewer (2%)
500,000	City of San Francisco CA Public Utilities Commission Water Revenue, 3.45%, 11/01/30	$549
100,000	Orange County Water District, 5.00%, 8/15/33	133
500,000	San Diego County Water Authority, 5.00%, 5/01/31	687
100,000	San Diego Public Facilities Financing Authority Water Revenue, 5.00%, 8/01/32	123

		1,492

Total Revenue (Cost - $26,779)		27,559

Total Investments (Cost - $59,682) (96%)		61,830
Other Assets, net of Liabilities (4%)		2,258

Net Assets (100%)		$64,088

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

Annual Report   77

        Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate Bond	41%
Asset Backed	30%
U.S. Treasury	13%
Mortgage Backed	12%
Foreign Government	3%
Investment Company	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
Bonds (99%)
Australia (EUR) (1%)
500,000	Telstra Corp. Ltd., 3.50%, 9/21/22 EUR (a)(b)	$623
Australia (USD) (1%)
80,000	APT Pipelines Ltd. 144A, 3.88%, 10/11/22 (c)	84
515,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 1.28%, 11/28/23 (c)(d)	517
		601
Bermuda (USD) (0%)
180,000	Enstar Group Ltd., 4.50%, 3/10/22	187
Brazil (USD) (1%)
200,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (c)	203
260,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (c)	262
		465
Canada (CAD) (0%)
250,000	Ford Auto Securitization Trust 2020-AA 144A, 0.89%, 8/15/24 CAD (b)(c)	188
Canada (USD) (4%)
525,000	Bank of Nova Scotia, 0.80%, 6/15/23	529
405,000	Canadian Imperial Bank of Commerce, 0.95%, 6/23/23	410
128,587	Canadian Pacer Auto Receivables Trust 2019-1 144A, 2.78%, 3/21/22 (c)	129
720,000	Canadian Pacer Auto Receivables Trust 2019-1 144A, 2.80%, 10/19/23 (c)	737
250,000	National Bank of Canada, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.770%), 0.90%, 8/15/23 (d)	252
505,000	National Bank of Canada, 2.10%, 2/01/23	522
250,000	National Bank of Canada 144A, 2.15%, 10/07/22 (c)	258
750,000	Ontario Teachers’ Finance Trust 144A, 2.75%, 4/16/21 (c)(e)	759
330,000	Royal Bank of Canada, 0.50%, 10/26/23	330
		3,926

Principal or Shares	Security Description	Value (000)
Cayman Islands (USD) (12%)
200,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (c)	$213
400,000	Alibaba Group Holding Ltd., 3.13%, 11/28/21	410
400,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 1.74%, 7/15/27 (c)(d)	397
420,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 1.450%), 1.67%, 7/18/27 (c)(d)	418
340,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 2.67%, 7/18/27 (c)(d)	321
670,000	Bain Capital Credit CLO 2020-3 Ltd. 144A, (3 mo. LIBOR USD + 1.380%), 1.64%, 10/23/32 (c)(d)	670
810,000	Ballyrock CLO 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 1.700%), 1.99%, 7/20/30 (c)(d)	812
462,422	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 1.02%, 1/20/28 (c)(d)	458
210,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.30%, 2/16/37 (c)(d)	207
670,000	Bristol Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.990%), 1.23%, 4/15/29 (c)(d)	663
470,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.45%, 9/15/35 (c)(d)	460
360,000	CIFC Funding 2015-II Ltd. 144A, (3 mo. LIBOR USD + 1.010%), 1.25%, 4/15/30 (c)(d)	356
840,000	CIFC Funding 2020-I Ltd. 144A, (3 mo. LIBOR USD + 1.700%), 1.94%, 7/15/32 (c)(d)	841
500,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 9/15/28 (c)(d)	471
430,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.25%, 6/15/36 (c)(d)	429
380,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 1.26%, 10/20/27 (c)(d)	377
1,050,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 1.04%, 1/15/28 (c)(d)	1,037

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

100,000	MF1 2020-FL3 Ltd. 144A, (1 mo. LIBOR USD + 2.850%), 3.00%, 7/15/35 (c)(d)	$101
214,398	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 1.09%, 7/15/27 (c)(d)	213
668,550	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 1.05%, 2/20/28 (c)(d)	662
55,000	Park Aerospace Holdings Ltd. 144A, 5.25%, 8/15/22 (c)	57
330,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.050%), 1.20%, 4/14/37 (c)(d)	326
210,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 1.60%, 4/14/37 (c)(d)	200
370,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.23%, 7/15/38 (c)(d)	366
470,000	TRTX 2019-FL3 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 1.60%, 10/15/34 (c)(d)	463
815,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%), 1.13%, 4/15/29 (c)(d)	809
		11,737
Chile (CLP) (0%)
180,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP (b)	269
Chile (USD) (1%)
275,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (c)	276
245,000	Banco Santander Chile 144A, 2.50%, 12/15/20 (c)	246
		522
France (EUR) (2%)
500,000	Engie SA, 0.38%, 2/28/23 EUR (a)(b)	590
500,000	Orange SA, 2.50%, 3/01/23 EUR (a)(b)	620
500,000	Worldline SA, 0.25%, 9/18/24 EUR (a)(b)	588
		1,798
France (USD) (1%)
450,000	Credit Agricole SA 144A, 3.38%, 1/10/22 (c)	465
250,000	Dexia Credit Local SA 144A, 0.75%, 5/07/23 (c)	251
		716
Georgia (USD) (0%)
400,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (c)	408
Germany (EUR) (1%)
500,000	E.ON SE, 0.39%, 10/24/22 EUR (a)(b)(f)	585
Guernsey (USD) (1%)
550,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	582
India (USD) (1%)
345,000	ICICI Bank Ltd. 144A, 5.75%, 11/16/20 (c)	346
500,000	REC Ltd. 144A, 5.25%, 11/13/23 (c)	542
200,000	Shriram Transport Finance Co. Ltd. 144A, 5.10%, 7/16/23 (c)	192
		1,080
Indonesia (USD) (1%)
395,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (c)	418

Principal or Shares	Security Description	Value (000)

280,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.75%, 3/01/23 (c)	$298
		716
Ireland (USD) (0%)
355,000	SMBC Aviation Capital Finance DAC 144A, 3.00%, 7/15/22 (c)	363
Italy (USD) (1%)
425,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (c)	438
350,000	UniCredit SpA 144A, 6.57%, 1/14/22 (c)	370 808
Japan (USD) (2%)
545,000	Mitsubishi UFJ Financial Group Inc., 1.41%, 7/17/25	554
330,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.840%), 2.72%, 7/16/23 (d)	342
250,000	Sumitomo Mitsui Financial Group Inc., 1.47%, 7/08/25	255
450,000	Sumitomo Mitsui Financial Group Inc., 3.10%, 1/17/23	475
210,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.80%, 9/12/23 (c)	211
		1,837
Liberia (USD) (0%)
135,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	135
Luxembourg (EUR) (1%)
250,000	Becton Dickinson Euro Finance Sarl, 0.63%, 6/04/23 EUR (b)	295
440,000	John Deere Cash Management SA, 1.38%, 4/02/24 EUR (a)(b)	542
		837
Netherlands (USD) (1%)
345,000	BMW Finance NV 144A, 2.25%, 8/12/22 (c)	355
460,000	Enel Finance International NV 144A, 2.88%, 5/25/22 (c)	475
560,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	552
		1,382
New Zealand (USD) (1%)
350,000	ANZ New Zealand Int’l Ltd. 144A, 1.90%, 2/13/23 (c)	361
500,000	BNZ International Funding Ltd. 144A, 2.65%, 11/03/22 (c)	522
		883
Nigeria (USD) (0%)
250,000	Nigeria Government International Bond 144A, 6.75%, 1/28/21 (c)	252
Norway (USD) (0%)
250,000	Aker BP ASA 144A, 2.88%, 1/15/26 (c)	248
Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A, 4.13%, 10/19/27 (c)	233
Peru (USD) (1%)
320,000	Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (c)	336
320,000	Inretail Pharma SA 144A, 5.38%, 5/02/23 (c)	334
		670

Annual Report   79

        Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

Senegal (USD) (0%)
210,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (c)	$217
Spain (USD) (0%)
400,000	Banco Bilbao Vizcaya Argentaria SA, 0.88%, 9/18/23	400
Sweden (EUR) (0%)
300,000	Akelius Residential Property AB, 1.13%, 3/14/24 EUR (a)(b)	358
Switzerland (USD) (1%)
200,000	UBS Group AG 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.830%), 1.01%, 7/30/24 (c)(d)	201
500,000	UBS Group AG 144A, 3.49%, 5/23/23 (c)	521
		722
United Kingdom (EUR) (1%)
500,000	Vodafone Group PLC, 1.75%, 8/25/23 EUR (a)(b)	613
United Kingdom (GBP) (0%)
150,000	Sage AR Funding No 1 PLC 144A, (Sterling Overnight Index Average 3mo. + 1.250%), 0.00%, 11/17/30 GBP (b)(c)(d)(f)	195
United Kingdom (USD) (3%)
200,000	Anglo American Capital PLC 144A, 4.13%, 4/15/21 (c)	203
420,000	British Telecommunications PLC, 4.50%, 12/04/23	464
220,000	Lanark Master Issuer PLC, (3 mo. LIBOR USD + 0.420%), 0.68%, 12/22/69 (d)	220
460,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	473
660,000	Natwest Group PLC, (3 mo. LIBOR USD + 1.470%), 1.75%, 5/15/23 (d)	665
285,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (c)	300
420,000	Reckitt Benckiser Treasury Services PLC 144A, 2.38%, 6/24/22 (c)	432
255,000	Royalty Pharma PLC 144A, 0.75%, 9/02/23 (c)	255
295,000	Santander UK PLC, 2.10%, 1/13/23	305
		3,317
United States (USD) (60%)
70,000	Air Lease Corp., 2.25%, 1/15/23	70
50,000	Air Lease Corp., 2.75%, 1/15/23	51
150,000	Ally Financial Inc., 1.45%, 10/02/23	151
120,000	Ally Financial Inc., 3.88%, 5/21/24	129
140,000	Ally Financial Inc., 4.13%, 2/13/22	146
165,000	Ameren Corp., 2.50%, 9/15/24	175
360,000	AmeriCredit Automobile Receivables Trust 2020-1, 1.11%, 8/19/24	364
230,000	AmeriCredit Automobile Receivables Trust 2020-2, 0.66%, 12/18/24	231
350,000	AMSR 2020-SFR5 Trust 144A, 1.38%, 11/17/37 (c)	350
120,000	Anthem Inc., 2.38%, 1/15/25	127
299,522	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 11/14/35 (c)(d)	292
375,000	Ares Capital Corp., 3.63%, 1/19/22	385
245,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%), 1.48%, 3/26/21 (d)	245

Principal or Shares	Security Description	Value (000)

195,000	Athene Global Funding 144A, 1.20%, 10/13/23 (c)	$195
245,000	Athene Global Funding 144A, 2.80%, 5/26/23 (c)	256
500,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.740%), 0.81%, 10/24/24 (d)	501
425,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.460%), 1.49%, 5/19/24 (d)	434
240,000	Bank of The West Auto Trust 2019-1 144A, 2.43%, 4/15/24 (c)	245
190,000	Bank of The West Auto Trust 2019-1 144A, 2.51%, 10/15/24 (c)	197
15,628,345	Benchmark 2018-B6 Mortgage Trust, 0.44%, 10/10/51 (g)	383
250,000	BMW U.S. Capital LLC 144A, 3.80%, 4/06/23 (c)	269
190,000	BMW Vehicle Owner Trust 2020-A, 0.48%, 10/25/24	190
170,874	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 0.920%), 1.07%, 10/15/36 (c)(d)	171
170,874	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 1.23%, 10/15/36 (c)(d)	171
99,909	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 1.600%), 1.75%, 12/15/36 (c)(d)	97
400,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 1.130%), 1.28%, 10/15/37 (c)(d)	402
2,882,777	Cantor Commercial Real Estate Lending 2019-CF1, 1.14%, 5/15/52 (g)	212
520,000	CarMax Auto Owner Trust 2020-3, 0.62%, 3/17/25	522
95,046	CARS-DB4 LP 144A, 2.69%, 2/15/50 (c)	98
510,000	CCG Receivables Trust 2020-1 144A, 0.54%, 12/14/27 (c)	511
105,000	Centene Corp., 4.75%, 1/15/25	108
149,356	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 6/15/34 (c)(d)	136
348,496	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 2.50%, 6/15/34 (c)(d)	302
265,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	300
250,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (d)	259
210,000	CIT Group Inc., 5.00%, 8/15/22	222
480,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.686%), 0.78%, 10/30/24 (d)	480
420,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 1.667%), 1.68%, 5/15/24 (d)	430
190,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	193

80   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,340,000	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 0.900%), 1.06%, 11/15/23 (c)(d)	$1,335
340,000	COMM 2019-WCM Mortgage Trust 144A, (1 mo. LIBOR USD + 0.900%), 1.05%, 10/15/34 (c)(d)	339
506,373	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 11/25/39 (c)(d)	458
207,998	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 2.25%, 10/25/39 (c)(d)	207
90,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 1/25/40 (c)(d)	89
100,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 3.80%, 2/25/40 (c)(d)	96
400,000	Daimler Finance North America LLC 144A, 3.35%, 2/22/23 (c)	422
380,000	Dell Equipment Finance Trust 2020-2 144A, 0.57%, 10/23/23 (c)	381
46,000	Dell International LLC/EMC Corp. 144A, 5.88%, 6/15/21 (c)	46
375,000	Delta Air Lines Inc., 2.60%, 12/04/20	375
240,000	Drive Auto Receivables Trust 2019-4, 2.51%, 11/17/25	246
230,000	Drive Auto Receivables Trust 2020-1, 2.36%, 3/16/26	236
130,000	Drive Auto Receivables Trust 2020-2, 1.42%, 3/17/25	132
75,000	Elanco Animal Health Inc., 4.91%, 8/27/21	77
221,789	Enterprise Fleet Financing 2019-2 LLC 144A, 2.29%, 2/20/25 (c)	226
290,000	Evergy Inc., 2.45%, 9/15/24	308
177,113	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 2.35%, 8/25/30 (d)	173
700,000	FirstKey Homes 2020-SFR2 Trust 144A, 1.27%, 10/19/37 (c)	697
637,183	FN, 2.50%, 7/01/31	663
813,283	FN, 3.00%, 2/01/33	852
280,000	Ford Credit Auto Lease Trust 2020-A, 2.05%, 6/15/23	287
580,000	Ford Credit Floorplan Master Owner Trust A 2020-1, 0.70%, 9/15/25	581
200,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	209
363,406	FR, 2.50%, 1/01/29	379
202,129	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.00%, 9/25/49 (c)(d)	199
140,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 1.85%, 1/25/50 (c)(d)	138
100,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.00%, 2/25/50 (c)(d)	98
260,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.05%, 1/25/50 (c)(d)	256

Principal or Shares	Security Description	Value (000)

477,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 1.100%), 1.25%, 3/25/50 (c)(d)	$478
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 4.75%, 12/25/42 (d)	238
247,889	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.40%, 10/25/29 (d)	234
300,000	FS KKR Capital Corp., 4.75%, 5/15/22	306
245,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (c)	232
385,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 1.78%, 1/14/22 (d)	387
230,000	GM Financial Automobile Leasing Trust 2020-2, 0.80%, 7/20/23	232
110,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	113
80,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	83
540,000	GM Financial Consumer Automobile Receivables Trust 2020-3, 0.45%, 4/16/25	541
400,000	GMF Floorplan Owner Revolving Trust 2020-1 144A, 0.68%, 8/15/25 (c)	401
105,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	116
125,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (c)	125
240,000	GreatAmerica Leasing Receivables Funding LLC Series 2020-1 144A, 1.76%, 8/15/23 (c)	245
300,000	HPEFS Equipment Trust 144A, 0.69%, 7/22/30 (c)	301
180,000	Hyundai Auto Lease Securitization Trust 2020-A 144A, 2.00%, 12/15/23 (c)	184
250,000	Hyundai Capital America 144A, 1.25%, 9/18/23 (c)	251
130,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	132
200,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	201
115,000	Infor Inc. 144A, 1.45%, 7/15/23 (c)	117
180,000	InSite Issuer 2020-1A LLC 144A, 1.50%, 9/15/50 (c)	180
404,407	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%), 0.85%, 3/17/37 (c)(d)	402
40,000	iStar Inc., 4.75%, 10/01/24	38
270,000	John Deere Owner Trust 2020-B, 0.51%, 11/15/24	271
96,310	JP Morgan Mortgage Trust 2017-1 144A, 3.50%, 1/25/47 (c)(g)	97
278,787	JP Morgan Mortgage Trust 2017-5 144A, 3.00%, 10/26/48 (c)(g)	281
240,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 1.52%, 1/15/23 (d)	241
410,000	Kubota Credit Owner Trust 2020-2 144A, 0.59%, 10/15/24 (c)	411

Annual Report   81

        Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

30,271	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (c)	$30
350,000	Lennar Corp., 4.13%, 1/15/22	359
45,000	McDonald’s Corp., 3.30%, 7/01/25	50
990,000	Mercedes-Benz Auto Lease Trust 2020-B, 0.40%, 11/15/23	991
380,000	Mercedes-Benz Auto Receivables Trust 2020-1, 0.55%, 2/18/25	382
235,000	Microchip Technology Inc. 144A, 2.67%, 9/01/23 (c)	244
470,000	MMAF Equipment Finance LLC 2020-A 144A, 0.97%, 4/09/27 (c)	476
380,000	MMAF Equipment Finance LLC 2020-B 144A, 0.49%, 8/14/25 (c)	380
145,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.745%), 0.86%, 10/21/25 (d)	145
220,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (d)	234
91,794	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 1.85%, 10/15/49 (c)(d)	88
450,000	Mylan Inc. 144A, 3.13%, 1/15/23 (c)	473
232,279	New Residential Mortgage Loan Trust 2017-1 144A, 4.00%, 2/25/57 (c)(g)	252
457,491	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (c)(g)	501
110,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (c)	115
200,000	Nissan Auto Lease Trust 2020-A, 1.88%, 4/15/25	205
18,000	Occidental Petroleum Corp., 2.60%, 8/13/21	18
42,000	Occidental Petroleum Corp., 2.70%, 8/15/22	39
130,000	Owl Rock Capital Corp., 4.25%, 1/15/26	132
380,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	380
295,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 2.70%, 11/01/24 (c)	314
140,000	PFS Financing Corp. 144A, 0.93%, 8/15/24 (c)	141
200,000	PFS Financing Corp. 144A, 0.97%, 2/15/26 (c)	201
480,000	PFS Financing Corp. 144A, 1.21%, 6/15/24 (c)	485
130,000	Reliance Standard Life Global Funding II 144A, 2.15%, 1/21/23 (c)	133
465,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (c)	478
600,000	RELX Capital Inc., 3.50%, 3/16/23	639
146,994	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	106
110,000	Ryder System Inc., 2.88%, 6/01/22	114
500,000	Ryder System Inc., 3.40%, 3/01/23	529
190,000	Santander Drive Auto Receivables Trust 2020-2, 0.67%, 4/15/24	191
580,000	Santander Drive Auto Receivables Trust 2020-3, 0.52%, 7/15/24	581
550,000	Santander Holdings USA Inc., 3.70%, 3/28/22	570
150,000	Santander Holdings USA Inc., 4.45%, 12/03/21	156
180,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (c)	186
290,000	Sirius XM Radio Inc. 144A, 4.63%, 7/15/24 (c)	299
180,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (c)	181
150,000	Southern California Edison Co., 1.85%, 2/01/22	150

Principal or Shares	Security Description	Value (000)

500,000	Southern Co. Gas Capital Corp., 2.45%, 10/01/23	$525
215,000	Southwest Airlines Co., 4.75%, 5/04/23	230
120,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (c)	121
300,000	Stack Infrastructure Issuer 2020-1A LLC 144A, 1.89%, 8/25/45 (c)	302
128,865	STACR Trust 2018-DNA2 144A, (1 mo. LIBOR USD + 0.800%), 0.95%, 12/25/30 (c)(d)	129
286,452	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 1.80%, 4/25/43 (c)(d)	279
250,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 3.90%, 4/25/43 (c)(d)	237
150,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.65%, 2/25/47 (c)(d)	150
100,000	Starwood Property Trust Inc., 3.63%, 2/01/21	100
290,000	Synchrony Card Funding LLC, 2.34%, 6/15/25	299
40,000	Synchrony Financial, 2.85%, 7/25/22	41
275,100	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (c)	281
55,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	58
6,409,000	U.S. Treasury Note, 0.13%, 9/15/23	6,397
2,030,000	U.S. Treasury Note, 0.13%, 10/15/23	2,026
3,511,000	U.S. Treasury Note, 0.25%, 6/15/23	3,518
268,000	U.S. Treasury Note, 1.50%, 8/15/22 (h)(i)	274
225,000	Upjohn Inc. 144A, 1.13%, 6/22/22 (c)	227
300,000	Valero Energy Corp., 2.70%, 4/15/23	309
450,000	Vantage Data Centers 2020-1A LLC 144A, 1.65%, 9/15/45 (c)	449
170,000	VB-S1 Issuer LLC 144A, 3.03%, 6/15/50 (c)	177
195,000	Ventas Realty LP, 2.65%, 1/15/25	206
480,000	Verizon Owner Trust 2020-B, 0.47%, 2/20/25	481
425,000	Volkswagen Group of America Finance LLC 144A, 2.90%, 5/13/22 (c)	439
7,594,837	Wells Fargo Commercial Mortgage Trust 2018-C46, 0.94%, 8/15/51 (g)	380
100,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	107
80,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (c)	82
510,000	Westlake Automobile Receivables Trust 2019-3 144A, 2.49%, 10/15/24 (c)	521
240,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (c)	246
290,000	Westlake Automobile Receivables Trust 2020-2 144A, 1.32%, 7/15/25 (c)	293
200,000	Wheels SPV 2 2020-1A LLC 144A, 0.51%, 8/20/29 (c)	200
300,000	Wingstop Funding 2020-1A LLC 144A, 2.84%, 12/05/50 (c)	304
400,000	World Omni Auto Receivables Trust 2020-C, 0.48%, 11/17/25	401
220,000	World Omni Select Auto Trust 2020-A, 0.55%, 7/15/25	220
160,000	WPX Energy Inc., 5.88%, 6/15/28	164

		57,464

Total Bonds (Cost - $94,598)		95,337

82   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Investment Company (1%)
756,144	Payden Cash Reserves Money Market Fund *
	(Cost - $ 756)	$756

Total Investments (Cost - $95,354) (100%)		96,093
Other Assets, net of Liabilities (0%)		218
Net Assets (100%)		$96,311

*	Affiliated investment
(a)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(e)

All or a portion of these securities are on loan. At October 31, 2020, the total market value of the Fund’s securities on loan is $124 and the total market value of the collateral held by the Fund is $128. Amount in 000s.

(f)	Yield to maturity at time of purchase.
(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 4,298	EUR 3,608	Citibank, N.A.	03/22/2021	$82
USD 887	EUR 753	Citibank, N.A.	03/22/2021	7
USD 197	GBP 150	HSBC Bank USA, N.A.	03/22/2021	2
USD 191	CAD 250	HSBC Bank USA, N.A.	03/22/2021	2

				93

Liabilities:
EUR 209	USD 246	Citibank, N.A.	03/22/2021	(2)
USD 262	CLP 208,300	HSBC Bank USA, N.A.	01/20/2021	(7)

				(9)

Net Unrealized Appreciation (Depreciation)				84

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	129	Dec-20	$28,489	$(5)	$(5)

Short Contracts:
U.S. Treasury 10-Year Note Future	31	Dec-20	(4,285)	20	20
U.S. Treasury 5-Year Note Future	46	Dec-20	(5,778)	12	12

					32

Total Futures					$27

Annual Report   83

        Payden Global Low Duration Fund continued

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 1,060	$16	—	$16
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 1,060	17	—	17
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 930	15	—	15

			$48		$48

Offsetting Asset and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$124
Non-cash Collateral[2]	(124)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

84   Payden Mutual Funds

        Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Portfolio Composition - percent of investments

Foreign Government	35%
Corporate	27%
Mortgage Backed	14%
Asset Backed	10%
U.S. Treasury	7%
Other	7%
This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
Bonds (98%)
Australia (AUD) (2%)
550,000	Australia Government Bond, 2.75%, 6/21/35 (a)(b)	$471
2,700,000	Australia Government Bond, 3.25%, 4/21/25 (a)(b)	2,154
		2,625
Australia (USD) (0%)
520,000	APT Pipelines Ltd. 144A, 4.20%, 3/23/25 (c)	571
Austria (EUR) (1%)
200,000	ams AG 144A, 6.00%, 7/31/25 (b)(c)	243
120,000	Republic of Austria Government Bond 144A, 1.65%, 10/21/24 (a)(b)(c)	153
120,000	Republic of Austria Government Bond 144A, 2.40%, 5/23/34 (a)(b)(c)	191
190,000	Republic of Austria Government Bond 144A, 3.15%, 6/20/44 (a)(b)(c)	391
		978
Belgium (EUR) (1%)
100,000	Kingdom of Belgium Government Bond 144A, 0.80%, 6/22/25 (a)(b)(c)	125
300,000	Kingdom of Belgium Government Bond 144A, 1.00%, 6/22/31 (a)(b)(c)	399
210,000	Kingdom of Belgium Government Bond 144A, 1.60%, 6/22/47 (a)(b)(c)	327
		851
Bermuda (USD) (0%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (c)	210
Canada (CAD) (2%)
880,000	Canadian Government Bond, 3.50%, 12/01/45 (b)	997
400,000	Canadian Government Bond, 5.00%, 6/01/37 (b)	489
900,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 (b)(c)	716
400,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 (b)	332
500,000	OMERS Finance Trust 144A, 2.60%, 5/14/29 (b)(c)	410

Principal or Shares	Security Description	Value (000)

950,000	Ontario Teachers’ Finance Trust 144A, 1.10%, 10/19/27 (b)(c)	$710
		3,654
Canada (EUR) (0%)
400,000	Canadian Imperial Bank of Commerce, 0.38%, 5/03/24 (a)(b)	470
Canada (USD) (1%)
186,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (c)	191
300,000	Magna International Inc., 2.45%, 6/15/30	315
405,000	Manulife Financial Corp., (USD ICE Swap Rate 11:00 am NY 5Y + 1.647%), 4.06%, 2/24/32 (d)	438
525,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (c)	521
		1,465
Cayman Islands (USD) (5%)
250,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 2.67%, 7/18/27 (c)(d)	236
350,000	Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 5/15/37 (c)(d)	343
540,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%), 3.02%, 4/22/27 (c)(d)	492
500,000	Bain Capital Credit CLO 2020-3 Ltd. 144A, (3 mo. LIBOR USD + 1.380%), 1.64%, 10/23/32 (c)(d)	500
702,882	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 1.02%, 1/20/28 (c)(d)	696
525,000	BDS 2019-FL4 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.25%, 8/15/36 (c)(d)	522
371,226	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 0.930%), 1.15%, 7/18/27 (c)(d)	368

Annual Report   85

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

400,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.250%), 1.40%, 8/20/35 (c)(d)	$393
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.44%, 2/22/36 (c)(d)	498
678,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 9/15/28 (c)(d)	638
530,000	Gulf Stream Meridian 2 Ltd. 144A, (3 mo. LIBOR USD + 1.400%), 0.00%, 10/15/29 (c)(d)(e)	530
400,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.23%, 8/15/28 (c)(d)	399
250,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 1.60%, 8/15/28 (c)(d)	247
300,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.25%, 6/15/36 (c)(d)	299
400,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 5/15/36 (c)(d)	393
350,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.11%, 4/26/31 (c)(d)	318
300,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 1.81%, 4/30/27 (c)(d)	296
668,550	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 1.05%, 2/20/28 (c)(d)	662
300,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 1.57%, 4/14/36 (c)(d)	291
300,000	Tencent Holdings Ltd. 144A, 3.24%, 6/03/50 (c)	303
200,000	Tencent Holdings Ltd. 144A, 3.29%, 6/03/60 (c)	201
300,000	Voya CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 2.350%), 2.57%, 1/18/29 (c)(d)	258
525,000	Weibo Corp., 3.38%, 7/08/30	527
		9,410
Colombia (USD) (1%)
650,000	Oleoducto Central SA 144A, 4.00%, 7/14/27 (c)	681
Denmark (DKK) (0%)
650,000	Denmark Government Bond, 4.50%, 11/15/39(b)	196
Dominica Republic (USD) (1%)
200,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (c)	214
500,000	Dominican Republic International Bond, 7.50%, 5/06/21(a)	513
		727
Finland (EUR) (1%)
170,000	Finland Government Bond 144A, 2.75%, 7/04/28 (a)(b)(c)	250
400,000	Sampo Oyj, (3 mo. EURIBOR + 4.050%), 3.38%, 5/23/49 (a)(b)(d)	516
		766
France (EUR) (4%)
275,000	Altice France SA 144A, 2.13%, 2/15/25 (b)(c)	299
500,000	Credit Mutuel Arkea SA, 1.63%, 4/15/26 (a)(b)	621
1,100,000	French Republic Government Bond OAT, 0.75%, 11/25/28 (a)(b)	1,412

Principal or Shares	Security Description	Value (000)

550,000	French Republic Government Bond OAT 144A, 1.25%, 5/25/36 (a)(b)(c)	$775
1,420,000	French Republic Government Bond OAT, 1.75%, 11/25/24 (a)(b)	1,822
150,000	French Republic Government Bond OAT 144A, 2.00%, 5/25/48 (a)(b)(c)	256
390,000	French Republic Government Bond OAT, 3.25%, 5/25/45 (a)(b)	789
500,000	Terega SASU, 0.63%, 2/27/28 (a)(b)	569
		6,543
France (USD) (1%)
400,000	BNP Paribas SA 144A, (U.S. Secured Overnight Financing Rate + 2.074%), 2.22%, 6/09/26 (c)(d)	414
400,000	BPCE SA 144A, 2.38%, 1/14/25 (c)	418
400,000	Credit Agricole SA 144A, (U.S. Secured Overnight Financing Rate + 1.676%), 1.91%, 6/16/26 (c)(d)	411
		1,243
Germany (EUR) (3%)
1,410,000	Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/30 (a)(b)(e)	1,746
370,000	Bundesrepublik Deutschland Bundesanleihe, 0.25%, 8/15/26 (a)(b)(e)	452
950,000	Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48 (a)(b)	1,582
60,000	Bundesrepublik Deutschland Bundesanleihe, 3.25%, 7/04/42 (a)(b)	127
650,000	Bundesrepublik Deutschland Bundesanleihe, 4.00%, 1/04/37 (a)(b)	1,327
450,000	Volkswagen Leasing GmbH, 1.50%, 6/19/26 (a)(b)	552
		5,786
Guatemala (USD) (0%)
300,000	Guatemala Government Bond 144A, 5.38%, 4/24/32 (c)	355
Iceland (EUR) (0%)
100,000	Landsbankinn HF, 1.63%, 3/15/21 (a)(b)	117
India (USD) (0%)
665,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (c)	649
Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 (b)(c)	398
Indonesia (USD) (1%)
400,000	Indonesia Asahan Aluminium Persero PT 144A, 5.45%, 5/15/30 (c)	457
200,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25 (c)	223
300,000	Pertamina Persero PT 144A, 3.10%, 8/27/30 (c)	312
310,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (c)	348
		1,340
Ireland (EUR) (3%)
500,000	Bastille Euro CLO 2020-3 DAC 144A, (3 mo. EURIBOR + 1.150%), 1.15%, 1/15/34 (b)(c)(d)	582

86   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

650,000	Blackrock European CLO VII DAC 144A, (3 mo. EURIBOR + 1.700%), 1.70%, 10/15/31 (b)(c)(d)	$745
500,000	CIFC European Funding CLO II DAC 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 4/15/33 (b)(c)(d)	585
500,000	Henley CLO I DAC 144A, (3 mo. EURIBOR + 1.140%), 1.14%, 7/15/32 (b)(c)(d)	583
250,000	Ireland Government Bond, 1.10%, 5/15/29 (a)(b)	328
100,000	Ireland Government Bond, 3.40%, 3/18/24 (a)(b)	133
400,000	Man GLG Euro CLO 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 10/15/32 (b)(c)(d)	466
250,000	Montmartre Euro CLO 2020-2 DAC 144A, (3 mo. EURIBOR + 1.590%), 1.59%, 7/15/33 (b)(c)(d)	291
750,000	OZLME V DAC 144A, (3 mo. EURIBOR + 1.750%), 1.75%, 1/14/32 (b)(c)(d)	870
350,000	Providus CLO IV DAC 144A, (3 mo. EURIBOR + 1.450%), 1.45%, 7/20/31 (b)(c)(d)	413
550,000	St Paul’s CLO XII DAC 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/33 (b)(c)(d)	630
300,000	Voya Euro CLO III DAC 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33 (b)(c)(d)	348
		5,974
Ireland (USD) (0%)
535,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (c)	539
Israel (USD) (0%)
320,000	Leviathan Bond Ltd. 144A, 6.13%, 6/30/25 (a)(c)	332
Italy (EUR) (4%)
2,300,000	Italy Buoni Ordinari Del Tesoro BOT, 0.00%, 9/14/21 (a)(b)(e)	2,689
1,090,000	Italy Buoni Poliennali Del Tesoro 144A, 1.65%, 12/01/30 (a)(b)(c)	1,385
1,010,000	Italy Buoni Poliennali Del Tesoro 144A, 1.80%, 3/01/41 (a)(b)(c)	1,264
1,500,000	Italy Buoni Poliennali Del Tesoro 144A, 1.85%, 7/01/25 (a)(b)(c)	1,891
		7,229
Italy (USD) (0%)
350,000	UniCredit SpA 144A, 6.57%, 1/14/22 (c)	370
Japan (EUR) (0%)
300,000	Takeda Pharmaceutical Co. Ltd., 2.00%, 7/09/40 (b)	381
Japan (JPY) (14%)
337,400,000	Japan Government Ten Year Bond, 0.30%, 12/20/25 (b)	3,289
570,000,000	Japan Government Ten Year Bond, 0.80%, 9/20/23 (b)	5,591
85,000,000	Japan Government Thirty Year Bond, 0.80%, 3/20/48 (b)	856
222,800,000	Japan Government Thirty Year Bond, 1.40%, 12/20/45 (b)	2,562
48,000,000	Japan Government Thirty Year Bond, 2.00%, 9/20/40 (b)	597

Principal or Shares	Security Description	Value (000)

40,000,000	Japan Government Thirty Year Bond, 2.20%, 9/20/39 (b)	$508
140,000,000	Japan Government Thirty Year Bond, 2.30%, 3/20/39 (b)	1,791
424,500,000	Japan Government Twenty Year Bond, 1.70%, 9/20/33 (b)	4,841
395,000,000	Japan Government Twenty Year Bond, 2.10%, 6/20/28 (b)	4,399
		24,434
Kazakhstan (EUR) (0%)
300,000	Kazakhstan Government International Bond, 1.55%, 11/09/23 (a)(b)	359
Luxembourg (EUR) (0%)
450,000	Logicor Financing Sarl, 1.63%, 7/15/27 (a)(b)	544
Malaysia (MYR) (0%)
1,700,000	Malaysia Government Bond, 3.50%, 5/31/27 (b)	438
Mexico (MXN) (1%)
11,660,000	Mexican Bonos, 5.75%, 3/05/26 (b)	560
5,500,000	Mexican Bonos, 6.50%, 6/10/21 (b)	262
		822
Mexico (USD) (1%)
400,000	Fomento Economico Mexicano SAB de CV, 3.50%, 1/16/50	418
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	335
		753
Mongolia (USD) (0%)
450,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (c)	466
Morocco (EUR) (0%)
500,000	Morocco Government International Bond 144A, 2.00%, 9/30/30 (b)(c)	568
Netherlands (EUR) (1%)
300,000	Netherlands Government Bond 144A, 0.50%, 7/15/26 (a)(b)(c)	374
130,000	Netherlands Government Bond 144A, 2.25%, 7/15/22 (a)(b)(c)	159
230,000	Netherlands Government Bond 144A, 4.00%, 1/15/37 (a)(b)(c)	462
100,000	Prosus NV 144A, 1.54%, 8/03/28 (b)(c)	118
100,000	Prosus NV 144A, 2.03%, 8/03/32 (b)(c)	118
400,000	Q-Park Holding I BV 144A, 2.00%, 3/01/27 (b)(c)	400
220,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24 (a)(b)	225
110,000	Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 3/01/25 (b)	127
		1,983
Netherlands (USD) (1%)
700,000	Enel Finance International NV 144A, 4.63%, 9/14/25 (c)	808
200,000	Lukoil Securities BV 144A, 3.88%, 5/06/30 (c)	212
200,000	Prosus NV 144A, 3.68%, 1/21/30 (c)	218
250,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	247
		1,485

Annual Report   87

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

Nigeria (USD) (0%)
400,000	Nigeria Government International Bond, 6.75%, 1/28/21 (a)	$403
Paraguay (USD) (0%)
300,000	Paraguay Government International Bond 144A, 4.95%, 4/28/31 (c)	351
Peru (USD) (0%)
387,000	Banco Internacional del Peru SAA Interbank 144A, 3.25%, 10/04/26 (c)	409
Poland (EUR) (0%)
450,000	CANPACK SA/Eastern PA Land Investment Holding LLC 144A, 2.38%, 11/01/27 (b)(c)	527
Poland (PLN) (0%)
410,000	Republic of Poland Government Bond, 2.75%, 10/25/29 (b)	118
Qatar (USD) (0%)
400,000	Qatar Government International Bond 144A, 4.00%, 3/14/29 (c)	470

Russian Federation (RUB) (0%)
14,880,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27 (b)	212
Russian Federation (USD) (0%)
400,000	Russian Foreign Bond - Eurobond, 5.63%, 4/04/42 (a)	527
Senegal (USD) (0%)
295,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (c)	305

Singapore (SGD) (0%)
280,000	Singapore Government Bond, 3.50%, 3/01/27 (b)	242
Spain (EUR) (1%)
250,000	El Corte Ingles SA 144A, 3.63%, 3/15/24 (b)(c)	293
320,000	Spain Government Bond 144A, 2.90%, 10/31/46 (a)(b)(c)	552
		845
Sri Lanka (USD) (0%)
300,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (c)	194
Sweden (SEK) (0%)
2,900,000	Sweden Government Bond, 1.00%, 11/12/26 (a)(b)	352
Switzerland (CHF) (1%)
550,000	Swiss Confederation Government Bond, 0.50%, 5/27/30 (a)(b)	662
Switzerland (USD) (0%)
395,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.560%), 2.59%, 9/11/25 (c)(d)	414

Thailand (THB) (0%)
15,100,000	Thailand Government Bond, 1.60%, 12/17/29 (b)	495
Ukraine (USD) (0%)
320,000	Ukraine Government International Bond 144A, 7.25%, 3/15/33 (c)	302
United Arab Emirates (USD) (0%)
300,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (c)	347

Principal or Shares	Security Description	Value (000)

United Kingdom (EUR) (1%)
400,000	Experian Finance PLC, 1.38%, 6/25/26 (a)(b)	$497
500,000	Nationwide Building Society, (5 yr. Euro Swap + 1.500%), 2.00%, 7/25/29 (a)(b)(d)	601
		1,098
United Kingdom (GBP) (4%)
350,000	Barclays PLC, 3.00%, 5/08/26 (a)(b)	481
350,000	Lloyds Banking Group PLC, (5 yr. UK Government Bonds Note Generic Bid Yield + 4.607%), 5.13%, (b)(d)(f)	448
300,000	Natwest Group PLC, (1 yr. GBP interest rate swap + 1.490%), 2.88%, 9/19/26 (a)(b)(d)	412
401,851	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%), 0.87%, 8/20/56 (b)(c)(d)	520
130,000	Sage AR Funding No 1 PLC 144A, (Sterling Overnight Index Average 3mo. + 3.000%), 0.00%, 11/17/30 (b)(c)(d)(e)	169
440,000	United Kingdom Gilt, 4.25%, 12/07/55 (a)(b)	1,174
260,000	United Kingdom Gilt, 4.25%, 12/07/55 (a)(b)	694
1,210,000	United Kingdom Gilt, 4.75%, 12/07/38 (a)(b)	2,664
420,000	United Kingdom Gilt, 5.00%, 3/07/25 (a)(b)	664
		7,226
United States (EUR) (3%)
750,000	AbbVie Inc. 144A, 1.25%, 6/01/24 (b)(c)	909
350,000	AT&T Inc., 1.80%, 9/14/39 (b)	418
450,000	Blackstone Holdings Finance Co. LLC 144A, 1.00%, 10/05/26 (b)(c)	548
500,000	Chubb INA Holdings Inc., 0.88%, 12/15/29 (b)	595
450,000	Comcast Corp., 0.25%, 5/20/27 (b)	530
200,000	Comcast Corp., 0.75%, 2/20/32 (b)	238
200,000	Comcast Corp., 1.25%, 2/20/40 (b)	242
100,000	Fidelity National Information Services Inc., 0.75%, 5/21/23 (b)	119
400,000	General Motors Financial Co. Inc., 0.96%, 9/07/23 (a)(b)	468
250,000	International Flavors & Fragrances Inc., 1.80%, 9/25/26 (b)	311
500,000	Morgan Stanley, (3 mo. EURIBOR + 0.867%), 0.50%, 10/26/29 (b)(d)	580
200,000	Standard Industries Inc. 144A, 2.25%, 11/21/26 (b)(c)	230
		5,188
United States (USD) (39%)
250,000	AbbVie Inc. 144A, 4.25%, 11/21/49 (c)	293
400,000	Air Products and Chemicals Inc., 2.05%, 5/15/30	418
400,000	Allison Transmission Inc. 144A, 5.88%, 6/01/29 (c)	438
390,000	American Equity Investment Life Holding Co., 5.00%, 6/15/27	436
450,000	American Water Capital Corp., 2.80%, 5/01/30	492
259,350	Arbys Funding LLC 144A, 3.24%, 7/30/50 (c)	267
350,000	Ares Capital Corp., 3.63%, 1/19/22	359
163,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (c)	159
500,000	AT&T Inc., 3.30%, 2/01/52	460
400,000	AT&T Inc., 4.35%, 3/01/29	466
875,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (d)	876

88   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

350,000	Bank of America Corp., (3 mo. LIBOR USD + 1.210%), 3.97%, 2/07/30 (d)	$404
400,000	Boston Properties LP, 2.90%, 3/15/30	416
252,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.700%), 1.85%, 11/15/35 (c)(d)	249
280,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.800%), 1.95%, 11/15/35 (c)(d)	275
711,973	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 2.45%, 10/15/36 (c)(d)	694
199,817	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 2.000%), 2.15%, 12/15/36 (c)(d)	194
2,306,620	Cantor Commercial Real Estate Lending 2019-CF1, 1.14%, 5/15/52 (g)	170
479,942	CarMax Auto Owner Trust 2020-2, 1.75%, 1/17/23	483
285,139	CARS-DB4 LP 144A, 3.25%, 2/15/50 (c)	295
350,000	CARS-DB4 LP 144A, 4.17%, 2/15/50 (c)	360
220,000	Centene Corp., 4.25%, 12/15/27	232
300,000	CenterPoint Energy Inc., 3.70%, 9/01/49	334
298,711	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 6/15/34 (c)(d)	272
150,000	Cheniere Energy Partners LP, 4.50%, 10/01/29	153
225,000	Choice Hotels International Inc., 3.70%, 1/15/31	235
385,000	Cigna Corp., 4.38%, 10/15/28	457
300,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (d)	310
480,000	CNX Midstream Partners LP/CNX Midstream Finance Corp. 144A, 6.50%, 3/15/26 (c)	489
550,000	Comstock Resources Inc. 144A, 7.50%, 5/15/25 (c)	547
651,051	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 11/25/39 (c)(d)	588
200,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 1/25/40 (c)(d)	197
150,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.15%, 1/25/40 (c)(d)	117
400,000	CVS Health Corp., 4.30%, 3/25/28	463
485,550	DB Master Finance LLC 144A, 4.03%, 11/20/47 (c)	514
400,000	Dell International LLC/EMC Corp. 144A, 6.10%, 7/15/27 (c)	476
175,000	Diamond Sports Group LLC/Diamond Sports Finance Co. 144A, 5.38%, 8/15/26 (c)	103
90,000	Dignity Health, 3.13%, 11/01/22	93
850,425	Domino’s Pizza Master Issuer LLC 144A, 4.33%, 7/25/48 (c)	924
349,125	Driven Brands Funding 2020-1A LLC 144A, 3.79%, 7/20/50 (c)	360
450,000	Driven Brands Funding 2020-2A LLC 144A, 3.24%, 1/20/51 (c)	450

Principal or Shares	Security Description	Value (000)

350,000	Enterprise Products Operating LLC, 3.20%, 2/15/52	$325
310,000	EQT Corp., 3.00%, 10/01/22	310
235,000	Evergy Inc., 2.90%, 9/15/29	251
300,000	Exelon Generation Co. LLC, 3.25%, 6/01/25	327
260,263	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%), 2.30%, 10/25/30 (d)	255
199,691	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 9.500%), 9.65%, 5/25/29 (d)	215
496,884	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 10.40%, 1/25/29 (d)	561
498,390	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%), 10.90%, 1/25/29 (d)	569
460,000	Fannie Mae-Aces, 3.70%, 9/25/30 (g)	555
794,955	FN BK2717 15YR, 2.00%, 7/01/35	825
815,474	FN BP6626 30YR, 2.00%, 8/01/50	842
1,585,663	FN CA6322 30YR, 2.50%, 7/01/50	1,654
836,235	FN BP6749 30YR, 2.50%, 9/01/50	872
1,023,781	FN MA3247 15YR, 3.00%, 1/01/33	1,072
653,371	FN AB9186 30YR, 3.00%, 4/01/43	692
433,310	FN MA3143 30YR, 3.00%, 9/01/47	453
652,329	FN BO9355 30YR, 3.00%, 3/01/50	683
1,386,090	FN BP6345 30YR, 3.00%, 6/01/50	1,450
693,799	FN CA6314 30YR, 3.00%, 7/01/50	735
284,773	FN AS4885 30YR, 3.50%, 5/01/45	304
1,029,606	FN FM1717 30YR, 3.50%, 12/01/45	1,117
478,016	FN MA3238 30YR, 3.50%, 1/01/48	507
402,211	FN CA0133 30YR, 4.00%, 8/01/47	431
1,540,000	FNCL, 2.00%, 15YR TBA (h)	1,596
870,000	FNCL, 2.00%, 30YR TBA (h)	895
720,000	FNCL, 2.50%, 30YR TBA (h)	749
450,000	Ford Motor Credit Co. LLC, 4.13%, 8/17/27	444
400,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 2.500%), 2.65%, 2/25/50 (c)(d)	352
300,000	Freddie Mac STACR REMIC Trust 2020-DNA4 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 8/25/50 (c)(d)	302
500,000	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 1.550%), 1.70%, 7/25/50 (c)(d)	501
600,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.45%, 10/25/48 (c)(d)	586
266,008	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 1/25/49 (c)(d)	265
178,924	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 7/25/49 (c)(d)	176
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 2.85%, 10/25/49 (c)(d)	184

Annual Report   89

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

114,264	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 4/25/49 (c)(d)	$113
325,000	FS KKR Capital Corp., 4.75%, 5/15/22	332
350,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (c)	331
761,604	G2 MA4126 30YR, 3.00%, 12/20/46	804
295,670	G2 MA3663 30YR, 3.50%, 5/20/46	317
425,900	G2 MA5021 30YR, 4.50%, 2/20/48	463
350,000	General Motors Co., 6.25%, 10/02/43	431
575,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	602
500,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	529
17,116	GreenPoint MTA Trust 2005-AR1, (1 mo. LIBOR USD + 0.560%), 0.71%, 6/25/45 (d)	15
150,000	HCA Inc., 4.13%, 6/15/29	170
300,000	Indigo Natural Resources LLC 144A, 6.88%, 2/15/26 (c)	295
350,000	ITC Holdings Corp. 144A, 2.95%, 5/14/30 (c)	376
350,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 2.74%, 10/15/30 (d)	375
375,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	469
300,000	Kinder Morgan Inc., 3.25%, 8/01/50	272
250,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43 (c)	314
720,000	Kubota Credit Owner Trust 2020-1 144A, 1.92%, 12/15/22 (c)	728
470,000	Lamar Media Corp., 4.00%, 2/15/30	475
680,000	Life Storage LP, 2.20%, 10/15/30	680
550,000	MF1 2020-FL3 Ltd. 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 7/15/35 (c)(d)	554
470,000	Moog Inc. 144A, 4.25%, 12/15/27 (c)	483
65,000	National Fuel Gas Co., 4.90%, 12/01/21	67
290,000	National Fuel Gas Co., 5.50%, 1/15/26	318
170,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (c)	287
211,661	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57 (c)(g)	229
400,000	NextEra Energy Capital Holdings Inc., 2.25%, 6/01/30	415
420,000	NiSource Inc., 3.60%, 5/01/30	478
367,247	Nissan Auto Receivables 2020-A Owner Trust, 1.45%, 12/15/22	369
485,000	Northwell Healthcare Inc., 4.26%, 11/01/47	538
197,000	Occidental Petroleum Corp., 2.70%, 8/15/22	182
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (c)	101
300,000	PacifiCorp., 2.70%, 9/15/30	328
650,000	Plains All American Pipeline LP/PAA Finance Corp., 3.80%, 9/15/30	630
400,000	Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 2/01/21	400
297,750	Planet Fitness Master Issuer LLC 144A, 3.86%, 12/05/49 (c)	282
700,000	Progress Residential 2019-SFR4 Trust 144A, 2.69%, 10/17/36 (c)	721
45,000	PTC Inc. 144A, 4.00%, 2/15/28 (c)	47

Principal or Shares	Security Description	Value (000)

700,000	Public Service Co. of Colorado, 2.70%, 1/15/51	$710
355,000	Range Resources Corp. 144A, 9.25%, 2/01/26 (c)	377
200,000	RELX Capital Inc., 3.00%, 5/22/30	216
400,000	Sabine Pass Liquefaction LLC, 5.63%, 3/01/25	458
500,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (c)	531
400,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (c)	403
500,000	SLM Corp., 5.13%, 4/05/22	515
357,000	Southwestern Energy Co., 8.38%, 9/15/28	374
282,240	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 1.80%, 4/25/43 (c)(d)	275
200,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (c)	257
450,000	TerraForm Power Operating LLC 144A, 4.25%, 1/31/23 (c)	459
640,000	Toledo Hospital, 5.33%, 11/15/28	717
8,300,000	U.S. Treasury Bill, 0.12%, 9/09/21 (e)	8,292
2,135,000	U.S. Treasury Bond, 2.25%, 8/15/46 (i)(j)(k)	2,445
550,000	U.S. Treasury Bond, 2.88%, 5/15/49	712
830,000	U.S. Treasury Bond, 4.50%, 5/15/38	1,265
300,000	Ventas Realty LP, 3.00%, 1/15/30	309
325,000	Ventas Realty LP, 3.50%, 2/01/25	354
200,000	VICI Properties LP/VICI Note Co. Inc. 144A, 4.25%, 12/01/26 (c)	204
400,000	Wisconsin Power and Light Co., 3.65%, 4/01/50	460
		70,426

Total Bonds (Cost - $170,655)		176,825

Bank Loans(l) (2%)
150,000	AI Convoy Luxembourg Sarl Term Loan B 1L, (3 mo. EURIBOR + 3.750%) 3.75%, 1/20/27 EUR (b)	172
337,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 1-Month + 9.000%) 10.00%, 11/01/25	358
150,000	Froneri Lux FinCo SARL Term Loan B 1L, (1 mo. EURIBOR + 2.630%) 2.63%, 1/31/27 EUR (b)	171
297,750	Grifols SA Term Loan B 1L, (3 mo. EURIBOR + 2.250%) 2.25%, 11/15/27 EUR (b)	343
319,182	IRB Holdings Corp. Term Loan 1L, (LIBOR USD 1-Month + 2.750%) 3.75%, 2/05/25	304
488,687	K-MAC Holdings Corp. Term Loan 1L, (LIBOR USD 1-Month + 3.000%) 3.15%, 3/16/25	473
488,747	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%) 3.40%, 2/05/27	475

Total Bank Loans (Cost - $2,255)		2,296
Investment Company (6%)
9,848,803	Payden Cash Reserves Money Market Fund *	9,849
146,702	Payden Floating Rate Fund, SI Class *	1,395

Total Investment Company (Cost - $11,317)		11,244
Total Investments (Cost - $184,227) (106%)		190,365
Liabilities in excess of Other Assets (-6%)		(10,291)

Net Assets (100%)		$180,074

*	Affiliated investment
(a)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

90   Payden Mutual Funds

(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(e)	Yield to maturity at time of purchase.
(f)	Perpetual security with no stated maturity date.
(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security was purchased on a delayed delivery basis.
(i)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.
(k)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(l)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
AUD 199	USD 140	BNP PARIBAS	12/16/2020	$—
JPY 283,700	USD 2,694	HSBC Bank USA, N.A.	12/15/2020	17
MYR 1,867	USD 446	Barclays Bank PLC	11/05/2020	3
NOK 1,468	USD 154	Barclays Bank PLC	12/14/2020	—
THB 15,630	USD 500	HSBC Bank USA, N.A.	11/05/2020	2
USD 1,717	AUD 2,380	Barclays Bank PLC	12/14/2020	44
USD 879	AUD 1,239	BNP PARIBAS	12/16/2020	7
USD 681	CHF 616	Citibank, N.A.	01/20/2021	7
USD 265	PLN 1,025	Citibank, N.A.	01/20/2021	6
USD 251	RUB 18,410	HSBC Bank USA, N.A.	11/05/2020	19
USD 2,722	AUD 3,869	HSBC Bank USA, N.A.	12/15/2020	2
USD 900	MXN 19,090	HSBC Bank USA, N.A.	01/20/2021	8
USD 366	SEK 3,214	HSBC Bank USA, N.A.	01/20/2021	5
USD 251	SGD 341	HSBC Bank USA, N.A.	01/20/2021	2
USD 208	DKK 1,307	HSBC Bank USA, N.A.	01/20/2021	3
USD 232	RUB 18,450	HSBC Bank USA, N.A.	02/04/2021	2
USD 39,483	EUR 33,630	State Street Bank & Trust Co.	11/09/2020	308
USD 3,772	CAD 4,953	State Street Bank & Trust Co.	01/20/2021	53
USD 2,713	AUD 3,814	State Street Bank & Trust Co.	01/20/2021	31

				519

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Liabilities:
AUD 3,619	USD 2,597	BNP PARIBAS	12/16/2020	(53)
EUR 1,455	USD 1,713	Barclays Bank PLC	12/14/2020	(16)
EUR 95	USD 111	Barclays Bank PLC	12/14/2020	—
NOK 15,853	USD 1,698	Barclays Bank PLC	12/14/2020	(37)
RUB 18,410	USD 234	HSBC Bank USA, N.A.	11/05/2020	(2)
USD 439	MYR 1,867	Barclays Bank PLC	11/05/2020	(10)
USD 1,694	SEK 15,071	Barclays Bank PLC	12/14/2020	(1)
USD 140	AUD 199	Barclays Bank PLC	12/14/2020	—
USD 122	SEK 1,089	Barclays Bank PLC	12/14/2020	—
USD 445	MYR 1,868	Barclays Bank PLC	02/04/2021	(4)
USD 23,552	JPY 2,486,000	Citibank, N.A.	11/09/2020	(196)
USD 498	THB 15,630	HSBC Bank USA, N.A.	11/05/2020	(4)
USD 6,978	GBP 5,401	HSBC Bank USA, N.A.	11/09/2020	(19)
USD 496	THB 15,540	HSBC Bank USA, N.A.	02/04/2021	(3)

				(345)

Net Unrealized Appreciation (Depreciation)				$174

Annual Report   91

            Payden Global Fixed Income Fund continued

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Bund Future	27	Dec-20	$5,539	$67	$67
Euro-Schatz Future	30	Dec-20	3,929	7	7
Long Gilt Future	10	Dec-20	1,758	(5)	(5)
U.S. Long Bond Future	15	Dec-20	2,587	(61)	(61)
U.S. Treasury 10-Year Note Future	3	Dec-20	415	—	—
U.S. Treasury 2-Year Note Future	12	Dec-20	2,650	—	—
U.S. Treasury 5-Year Note Future	21	Dec-20	2,638	(4)	(4)

					4

Short Contracts:
Euro Buxl 30-Year Bond Future	2	Dec-20	(533)	(12)	(12)
Euro-Bobl Future	14	Dec-20	(2,215)	(11)	(11)
Euro-Oat Future	23	Dec-20	(4,557)	(77)	(77)
U.S. 10-Year Ultra Future	41	Dec-20	(6,449)	58	58

					(42)

Total Futures					$(38)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Receive Fixed 1.125% Quarterly, Pay Variable 0.63% (3M KWCDC) Quarterly	10/07/2029	KRW 1,584,200	$5	$—	$5
5-Year Interest Rate Swap, Receive Fixed 1.850% Quarterly, Pay Variable 3.15% (CNRR007) Quarterly	05/08/2025	CNY 16,000	(83)	—	(83)
5-Year Interest Rate Swap, Receive Fixed 2.350% Quarterly, Pay Variable 3.15% (CNRR007) Quarterly	07/03/2025	CNY 11,800	(19)	—	(19)
5-Year Interest Rate Swap, Receive Fixed 2.580% Quarterly, Pay Variable 3.00% (CNRR007) Quarterly	02/05/2025	CNY 2,350	—	—	—
5-Year Interest Rate Swap, Receive Fixed 2.715% Quarterly, Pay Variable 3.00% (CNRR007) Quarterly	09/16/2025	CNY 12,200	9	—	9
5-Year Interest Rate Swap, Receive Fixed 2.720% Quarterly, Pay Variable 3.00% (CNRR007) Quarterly	10/14/2025	CNY 10,000	9	—	9
5-Year Interest Rate Swap, Receive Fixed 2.920% Quarterly, Pay Variable 3.15% (CNRR007) Quarterly	01/17/2025	CNY 11,580	24	—	24
5-Year Interest Rate Swap, Receive Fixed 2.960% Quarterly, Pay Variable 2.50% (CNRR007) Quarterly	12/09/2024	CNY 28,890	70	—	70

			$15	$—	$15

See notes to financial statements.

92   Payden Mutual Funds

            Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments
Foreign Government Corporate Other	66% 32% 2%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
Bonds (99%)
Angola (USD) (2%)
4,980,000	Angolan Government International Bond 144A, 8.00%, 11/26/29 (a)	$3,865
8,475,000	Angolan Government International Bond 144A, 8.25%, 5/09/28 (a)	6,691
6,785,000	Angolan Government International Bond 144A, 9.38%, 5/08/48 (a)	5,219
3,340,000	Angolan Government International Bond 144A, 9.50%, 11/12/25 (a)	2,880
		18,655
Argentina (ARS) (0%)
44,420,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	371
Argentina (USD) (2%)
8,151,273	Argentine Republic Government International Bond, 0.13%, 7/09/30	3,008
13,227,476	Argentine Republic Government International Bond, 0.13%, 7/09/35	4,352
11,689,090	Argentine Republic Government International Bond, 0.13%, 1/09/38	4,384
4,692,500	Argentine Republic Government International Bond, 0.13%, 7/09/41	1,595
1,798,995	Argentine Republic Government International Bond, 1.00%, 7/09/29	741
2,050,000	Provincia de Buenos Aires 144A, 6.50%, 2/15/23 (a)	682
1,625,000	Provincia de Buenos Aires/Argentina 144A, 7.88%, 6/15/27 (a)	540
5,180,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (a)	2,771
		18,073
Armenia (USD) (1%)
7,795,000	Republic of Armenia International Bond 144A, 7.15%, 3/26/25 (a)	8,413
Azerbaijan (USD) (0%)
3,420,000	Southern Gas Corridor CJSC 144A, 6.88%, 3/24/26 (a)	3,907

Principal or Shares	Security Description	Value (000)
Bahrain (USD) (0%)
1,835,000	Bahrain Government International Bond 144A, 5.63%, 9/30/31 (a)	$1,822
2,140,000	Bahrain Government International Bond 144A, 6.75%, 9/20/29 (a)	2,321
		4,143
Belarus (USD) (1%)
1,730,000	Republic of Belarus International Bond 144A, 6.20%, 2/28/30 (a)	1,640
1,610,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (a)	1,596
1,020,000	Republic of Belarus International Bond 144A, 7.63%, 6/29/27 (a)	1,015
2,200,000	Republic of Belarus Ministry of Finance 144A, 5.88%, 2/24/26 (a)	2,099
3,710,000	Republic of Belarus Ministry of Finance 144A, 6.38%, 2/24/31 (a)	3,515
		9,865
Bermuda (USD) (1%)
900,000	Bermuda Government International Bond 144A, 2.38%, 8/20/30 (a)	926
2,620,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	2,748
1,740,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (a)	1,640
4,430,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)	4,559
		9,873
Brazil (BRL) (1%)
30,863,792	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/28 BRL	6,386
21,700,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	4,274
		10,660
Brazil (USD) (2%)
4,755,000	Brazilian Government International Bond, 4.75%, 1/14/50	4,675

Annual Report   93

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

4,380,000	Brazilian Government International Bond, 5.00%, 1/27/45	$4,486
2,360,000	BRF SA 144A, 5.75%, 9/21/50 (a)	2,249
3,880,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.822%) 4.50%, 11/21/29 (a)(b)	3,823
4,492,010	USJ-Acucar e Alcool S/A 144A, 9.88%, 11/09/23 (a)(c)	1,348
		16,581
Cayman Islands (USD) (1%)
2,135,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%) 6.00%, (b)(d)(e)	2,243
868,000	Odebrecht Oil & Gas Finance Ltd. 144A, 7.41%, (a)(d)(f)	2
920,000	Tencent Holdings Ltd. 144A, 3.24%, 6/03/50 (a)	929
1,640,000	Tencent Holdings Ltd. 144A, 3.29%, 6/03/60 (a)	1,647
		4,821
Chile (USD) (0%)
2,494,454	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	2,170
Colombia (USD) (3%)
4,725,000	Colombia Government International Bond, 3.88%, 4/25/27	5,127
3,595,000	Colombia Government International Bond, 4.50%, 3/15/29	4,047
3,980,000	Colombia Government International Bond, 5.00%, 6/15/45	4,664
4,594,000	Colombia Government International Bond, 6.13%, 1/18/41	5,951
4,735,000	Colombia Government International Bond, 7.38%, 9/18/37	6,682
		26,471
Costa Rica (USD) (0%)
2,050,000	Costa Rica Government International Bond 144A, 6.13%, 2/19/31 (a)	1,714
2,270,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	1,791
1,275,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)	1,018
		4,523
Dominica Republic (DOP) (0%)
213,300,000	Dominican Republic International Bond 144A, 9.75%, 6/05/26 DOP (a)	3,773
Dominica Republic (USD) (4%)
940,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (a)	1,007
5,385,000	Dominican Republic International Bond 144A, 5.88%, 1/30/60 (a)	5,170
6,165,000	Dominican Republic International Bond 144A, 5.95%, 1/25/27 (a)	6,735
9,195,000	Dominican Republic International Bond 144A, 6.00%, 7/19/28 (a)	10,147
1,990,000	Dominican Republic International Bond 144A, 6.40%, 6/05/49 (a)	2,030

Principal or Shares	Security Description	Value (000)

2,200,000	Dominican Republic International Bond 144A, 6.50%, 2/15/48 (a)	$2,272
2,520,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	2,712
4,740,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	5,362
		35,435
Ecuador (USD) (1%)
5,530,590	Ecuador Government International Bond 144A, 0.50%, 7/31/30 (a)	3,706
13,139,458	Ecuador Government International Bond 144A, 0.50%, 7/31/35 (a)	7,243
5,497,250	Ecuador Government International Bond 144A, 0.50%, 7/31/40 (a)	2,749
1,261,899	Ecuador Government International Bond 144A, 6.68%, 7/31/30 (a)(f)	580
		14,278
Egypt (USD) (3%)
6,185,000	Egypt Government International Bond 144A, 7.50%, 1/31/27 (a)	6,581
5,070,000	Egypt Government International Bond 144A, 7.63%, 5/29/32 (a)	5,148
4,170,000	Egypt Government International Bond 144A, 7.90%, 2/21/48 (a)	3,967
3,315,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)	3,305
5,680,000	Egypt Government International Bond 144A, 8.70%, 3/01/49 (a)	5,739
		24,740
El Salvador (USD) (1%)
3,800,000	El Salvador Government International Bond 144A, 6.38%, 1/18/27 (a)	3,112
2,560,000	El Salvador Government International Bond 144A, 7.63%, 2/01/41 (a)	1,974
1,055,000	El Salvador Government International Bond 144A, 7.65%, 6/15/35 (a)	843
2,285,000	El Salvador Government International Bond 144A, 8.63%, 2/28/29 (a)	1,997
		7,926
Gabon (USD) (1%)
755,097	Gabon Government International Bond 144A, 6.38%, 12/12/24 (a)	722
3,030,000	Gabon Government International Bond 144A, 6.63%, 2/06/31 (a)	2,714
1,290,000	Gabon Government International Bond 144A, 6.95%, 6/16/25 (a)	1,221
		4,657
Georgia (USD) (1%)
915,000	Georgian Oil & Gas Corp. JSC 144A, 6.75%, 4/26/21 (a)	927
6,535,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	6,837
2,430,000	TBC Bank JSC 144A, 5.75%, 6/19/24 (a)	2,463
		10,227
Ghana (USD) (2%)
3,485,000	Ghana Government International Bond 144A, 6.38%, 2/11/27 (a)	3,253

94   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,090,000	Ghana Government International Bond 144A, 7.88%, 3/26/27 (a)	$2,037
1,595,000	Ghana Government International Bond 144A, 8.63%, 6/16/49 (a)	1,407
10,110,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	12,420
		19,117
Guatemala (USD) (2%)
2,335,000	Guatemala Government Bond 144A, 4.38%, 6/05/27 (a)	2,553
4,295,000	Guatemala Government Bond 144A, 4.50%, 5/03/26 (a)	4,694
4,566,000	Guatemala Government Bond 144A, 4.88%, 2/13/28 (a)(g)	5,148
1,780,000	Guatemala Government Bond 144A, 4.90%, 6/01/30 (a)	2,022
2,060,000	Guatemala Government Bond 144A, 5.38%, 4/24/32 (a)	2,437
5,995,000	Guatemala Government Bond 144A, 6.13%, 6/01/50 (a)	7,431
		24,285
Honduras (USD) (1%)
3,790,000	Honduras Government International Bond 144A, 5.63%, 6/24/30 (a)	4,198
2,286,000	Honduras Government International Bond 144A, 6.25%, 1/19/27 (a)	2,575
		6,773
India (USD) (2%)
1,752,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	1,738
1,405,000	Adani Green Energy UP Ltd./Prayatna Developers Pvt. Ltd./Parampujya Solar Energy 144A, 6.25%, 12/10/24 (a)	1,522
4,238,700	Adani Transmission Ltd. 144A, 4.25%, 5/21/36 (a)	4,303
3,320,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22 (a)	3,433
775,000	ReNew Power Ltd. 144A, 6.45%, 9/27/22 (a)	797
3,965,000	ReNew Power Pvt. Ltd. 144A, 5.88%, 3/05/27 (a)	4,070
4,605,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	4,493
		20,356
Indonesia (EUR) (0%)
380,000	Indonesia Government International Bond, 1.40%, 10/30/31 EUR	439
Indonesia (USD) (5%)
2,050,000	Cikarang Listrindo Tbk PT 144A, 4.95%, 9/14/26 (a)	2,112
5,680,000	Hutama Karya Persero PT 144A, 3.75%, 5/11/30 (a)	6,148
1,460,000	Indonesia Asahan Aluminium Persero PT 144A, 4.75%, 5/15/25 (a)	1,584
2,690,000	Indonesia Asahan Aluminium Persero PT 144A, 5.45%, 5/15/30 (a)	3,069
1,530,000	Indonesia Asahan Aluminium Persero PT 144A, 6.53%, 11/15/28 (a)	1,868

Principal or Shares	Security Description	Value (000)

1,775,000	Indonesia Government International Bond 144A, 6.63%, 2/17/37 (a)	$2,482
4,115,000	Indonesia Government International Bond 144A, 7.75%, 1/17/38 (a)	6,359
2,985,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (a)	4,788
2,060,000	Indonesia Government International Bond, 8.50%, 10/12/35 (e)	3,304
2,260,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (a)	2,391
2,870,000	Pertamina Persero PT 144A, 3.10%, 8/27/30 (a)	2,988
1,780,000	Pertamina Persero PT 144A, 5.63%, 5/20/43 (a)	2,100
3,670,000	Pertamina Persero PT 144A, 6.50%, 11/07/48 (a)	4,954
241,000	Perusahaan Listrik Negara PT 144A, 5.25%, 5/15/47 (a)	276
4,110,000	Perusahaan Listrik Negara PT 144A, 6.15%, 5/21/48 (a)	5,248
1,765,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.40%, 3/01/28 (a)	2,016
		51,687
Israel (USD) (1%)
3,895,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%) 3.28%, 1/29/31 (a)(b)(e)	3,937
3,045,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(e)	3,135
		7,072
Ivory Coast (EUR) (1%)
2,426,000	Ivory Coast Government International Bond 144A, 5.25%, 3/22/30 EUR (a)	2,735
2,110,000	Ivory Coast Government International Bond 144A, 6.63%, 3/22/48 EUR (a)	2,319
		5,054
Jersey (USD) (1%)
4,850,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	4,862
Jordan (USD) (0%)
1,005,000	Jordan Government International Bond 144A,
	7.38%, 10/10/47 (a)	1,042
Kazakhstan (KZT) (1%)
2,098,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	4,747
Kazakhstan (USD) (2%)
2,960,000	Kazakhstan Government International Bond 144A, 6.50%, 7/21/45 (a)	4,682
5,680,000	KazMunayGas National Co. JSC 144A, 3.50%, 4/14/33 (a)(g)	5,868
9,930,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (a)	12,355
		22,905
Kenya (USD) (1%)
3,880,000	Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)	4,119
2,625,000	Kenya Government International Bond 144A, 7.00%, 5/22/27 (a)	2,736
1,690,000	Kenya Government International Bond 144A, 8.25%, 2/28/48 (a)	1,732
		8,587

Annual Report   95

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
Lebanon (USD) (0%)
3,560,000	Lebanon Government International Bond, 6.00%, 1/27/23 (c)(e)	$538
3,420,000	Lebanon Government International Bond, 6.20%, 2/26/25 (c)(e)	513
2,045,000	Lebanon Government International Bond, 6.60%, 11/27/26 (c)(e)	311
1,246,000	Lebanon Government International Bond, 6.65%, 2/26/30 (c)(e)	184
1,930,000	Lebanon Government International Bond, 6.75%, 11/29/27 (c)(e)	287
1,390,000	Lebanon Government International Bond, 6.85%, 5/25/29 (c)	207
2,950,000	Lebanon Government International Bond, 7.00%, 3/23/32 (c)(e)(g)	437
		2,477
Malaysia (USD) (2%)
9,700,000	1MDB Energy Ltd., 5.99%, 5/11/22 (e)	10,200
2,990,000	Petronas Capital Ltd. 144A, 3.50%, 4/21/30 (a)	3,338
3,320,000	Petronas Capital Ltd. 144A, 4.55%, 4/21/50 (a)	4,193
		17,731
Mauritius (USD) (0%)
1,085,000	Azure Power Solar Energy Pvt. Ltd. 144A, 5.65%, 12/24/24 (a)	1,145
Mexico (MXN) (1%)
26,900,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	959
83,600,000	Mexican Bonos, 8.50%, 5/31/29 MXN	4,602
56,000,000	Mexican Bonos, 8.50%, 11/18/38 MXN	3,067
		8,628
Mexico (USD) (5%)
6,783,880	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	7,519
4,411,244	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	4,852
330,000	Grupo Bimbo SAB de CV 144A, 4.00%, 9/06/49 (a)	353
1,170,000	Grupo Bimbo SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%) 5.95%, (a)(b)(d)	1,249
4,140,000	Mexico City Airport Trust 144A, 3.88%, 4/30/28 (a)	3,711
3,095,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	2,676
1,720,000	Mexico Government International Bond, 6.05%, 1/11/40	2,168
5,490,000	Petroleos Mexicanos, 5.95%, 1/28/31	4,602
5,433,000	Petroleos Mexicanos, 6.49%, 1/23/27	5,069
7,425,000	Petroleos Mexicanos, 6.50%, 3/13/27	6,906
2,770,000	Petroleos Mexicanos, 6.63%, 6/15/35	2,286
3,629,000	Petroleos Mexicanos, 6.75%, 9/21/47	2,823
1,106,000	Petroleos Mexicanos, 6.84%, 1/23/30	992
5,180,000	Petroleos Mexicanos, 6.95%, 1/28/60	4,057
		49,263
Mongolia (USD) (3%)
5,575,000	Development Bank of Mongolia LLC 144A,
	7.25%, 10/23/23 (a)	5,832

Principal or Shares	Security Description	Value (000)

1,995,000	Mongolia Government International Bond, 5.13%, 12/05/22 (e)	$2,055
1,103,000	Mongolia Government International Bond 144A, 5.13%, 12/05/22 (a)	1,136
10,900,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	11,280
2,650,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	2,766
7,275,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	8,329
		31,398
Morocco (EUR) (1%)
4,220,000	Morocco Government International Bond 144A, 2.00%, 9/30/30 EUR (a)	4,796
Netherlands (USD) (2%)
2,030,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	2,110
3,656,775	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	3,684
3,010,000	Petrobras Global Finance BV, 5.60%, 1/03/31	3,251
2,375,000	Petrobras Global Finance BV, 6.75%, 6/03/50	2,609
4,405,000	Petrobras Global Finance BV, 6.90%, 3/19/49	4,992
2,360,000	Prosus NV 144A, 3.68%, 1/21/30 (a)	2,574
2,870,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	2,943
2,160,000	VTR Finance NV 144A, 6.38%, 7/15/28 (a)	2,309
		24,472
Nigeria (USD) (2%)
4,015,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	3,909
2,285,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30 (a)	2,213
4,555,000	Nigeria Government International Bond 144A, 7.63%, 11/21/25 (a)	4,800
1,315,000	Nigeria Government International Bond 144A, 7.63%, 11/28/47 (a)	1,203
3,285,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38 (a)	3,028
3,720,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	3,622
3,805,000	Nigeria Government International Bond 144A, 8.75%, 1/21/31 (a)	3,966
		22,741
Oman (USD) (2%)
1,310,000	Oman Government International Bond 144A, 4.75%, 6/15/26 (a)	1,202
5,065,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	4,657
6,995,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	5,680
5,490,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)	4,512
		16,051
Panama (USD) (3%)
1,891,601	Aeropuerto Internacional de Tocumen SA 144A, 6.00%, 11/18/48 (a)	2,115
4,048,000	Empresa de Transmision Electrica SA 144A, 5.13%, 5/02/49 (a)	4,731
2,660,000	Panama Government International Bond, 2.25%, 9/29/32	2,715

96   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,010,000	Panama Government International Bond, 4.30%, 4/29/53	$1,227
3,835,000	Panama Government International Bond, 4.50%, 4/01/56	4,736
6,075,000	Panama Government International Bond, 6.70%, 1/26/36	8,805
2,380,000	Panama Government International Bond, 9.38%, 4/01/29	3,668
		27,997
Paraguay (USD) (2%)
6,160,000	Paraguay Government International Bond 144A, 4.95%, 4/28/31 (a)	7,207
2,990,000	Paraguay Government International Bond 144A, 5.40%, 3/30/50 (a)	3,655
3,310,000	Paraguay Government International Bond 144A, 5.60%, 3/13/48 (a)	4,099
2,220,000	Paraguay Government International Bond 144A, 6.10%, 8/11/44 (a)	2,885
1,850,000	Telefonica Celular del Paraguay SA 144A, 5.88%, 4/15/27 (a)	1,973
		19,819
Peru (PEN) (2%)
6,210,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (a)	1,934
55,860,000	Peruvian Government International Bond 144A, 6.95%, 8/12/31 PEN (a)	19,078
		21,012
Peru (USD) (1%)
2,325,840	ABY Transmision Sur SA 144A,
	6.88%, 4/30/43 (a)	3,134
2,123,000	Corp. Financiera de Desarrollo SA 144A,
	4.75%, 7/15/25 (a)	2,391
		5,525
Philippines (USD) (0%)
1,695,000	Philippine Government International Bond, 3.70%, 3/01/41	1,945
Qatar (USD) (2%)
3,260,000	Qatar Government International Bond 144A, 4.40%, 4/16/50 (a)	4,161
7,130,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (a)	9,524
480,000	Qatar Government International Bond, 4.82%, 3/14/49 (e)	641
3,425,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (a)	4,732
		19,058
Romania (EUR) (1%)
4,720,000	Romanian Government International Bond 144A, 3.38%, 1/28/50 EUR (a)	5,736
2,756,000	Romanian Government International Bond 144A, 4.63%, 4/03/49 EUR (a)	3,987
		9,723
Romania (USD) (0%)
1,574,000	Romanian Government International Bond 144A, 5.13%, 6/15/48 (a)	1,904

Principal or Shares	Security Description	Value (000)
Russian Federation (RUB) (1%)
974,500,000	Russian Federal Bond - OFZ, 6.90%, 5/23/29 RUB	$13,043
Russian Federation (USD) (1%)
3,600,000	Russian Foreign Bond - Eurobond 144A, 5.10%, 3/28/35 (a)	4,385
400,000	Russian Foreign Bond - Eurobond, 5.10%, 3/28/35 (e)	487
3,000,000	Russian Foreign Bond - Eurobond 144A, 5.25%, 6/23/47 (a)	3,945
4,000,000	Russian Foreign Bond - Eurobond, 5.63%, 4/04/42 (e)	5,272
		14,089
Saudi Arabia (USD) (1%)
8,150,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	9,327
4,560,000	Saudi Government International Bond 144A, 3.75%, 1/21/55 (a)	4,885
		14,212
Senegal (USD) (1%)
2,280,000	Senegal Government International Bond 144A, 6.25%, 7/30/24 (a)	2,407
4,795,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	4,896
1,543,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	1,595
		8,898
South Africa (USD) (2%)
2,020,000	Eskom Holdings SOC Ltd. 144A, 6.35%, 8/10/28 (a)	2,093
3,730,000	Eskom Holdings SOC Ltd. 144A, 6.75%, 8/06/23 (a)	3,549
6,805,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	6,626
2,850,000	Republic of South Africa Government International Bond, 5.65%, 9/27/47	2,584
3,590,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	3,247
2,070,000	Republic of South Africa Government International Bond, 5.88%, 6/22/30	2,193
2,415,000	Transnet SOC Ltd. 144A, 4.00%, 7/26/22 (a)	2,406
		22,698
South Africa (ZAR) (1%)
101,800,000	Republic of South Africa Government Bond, 8.00%, 1/31/30 ZAR	5,760
Sri Lanka (USD) (2%)
9,085,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	4,906
11,160,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	6,081
6,480,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	3,628
1,885,000	Sri Lanka Government International Bond 144A, 7.55%, 3/28/30 (a)	1,018
6,025,000	Sri Lanka Government International Bond 144A, 7.85%, 3/14/29 (a)	3,314
		18,947

Annual Report   97

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
Thailand (USD) (0%)
3,110,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.729%) 5.00%, (a)(b)(d)	$3,114
Tunisia (EUR) (0%)
2,135,000	Banque Centrale de Tunisie International Bond 144A, 6.38%, 7/15/26 EUR (a)	2,129
Tunisia (USD) (1%)
12,820,000	Banque Centrale de Tunisie International Bond 144A, 5.75%, 1/30/25 (a)	10,876
Turkey (USD) (2%)
970,000	TC Ziraat Bankasi AS 144A, 5.13%, 5/03/22 (a)	943
4,735,000	Turkey Government International Bond, 4.25%, 4/14/26	4,221
4,645,000	Turkey Government International Bond, 6.13%, 10/24/28	4,349
4,035,000	Turkey Government International Bond, 7.25%, 12/23/23	4,129
3,375,000	Turkey Government International Bond, 7.38%, 2/05/25	3,456
		17,098
Ukraine (EUR) (0%)
1,285,000	Ukraine Government International Bond 144A, 4.38%, 1/27/30 EUR (a)	1,252
2,790,000	Ukraine Government International Bond 144A, 6.75%, 6/20/26 EUR (a)	3,200
		4,452
Ukraine (UAH) (0%)
103,920,000	Ukraine Government International Bond 144A, 11.67%, 11/22/23 UAH (a)	3,699
Ukraine (USD) (3%)
2,895,000	Ukraine Government International Bond 144A, 0.32%, 5/31/40 (a)(f)(h)	2,517
9,435,000	Ukraine Government International Bond 144A, 7.25%, 3/15/33 (a)	8,904
980,000	Ukraine Government International Bond 144A,
	7.38%, 9/25/32 (a)	943
1,286,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (a)	1,341
2,635,000	Ukraine Government International Bond 144A, 7.75%, 9/01/24 (a)	2,734
5,765,000	Ukraine Government International Bond 144A, 7.75%, 9/01/25 (a)	5,920
7,418,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	7,491
3,380,000	Ukraine Government International Bond 144A, 8.99%, 2/01/24 (a)	3,611
		33,461
United Arab Emirates (USD) (2%)
7,183,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	8,588
3,560,000	Abu Dhabi Government International Bond 144A, 3.13%, 9/30/49 (a)	3,761
2,599,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	3,008
825,000	DP World PLC 144A, 5.63%, 9/25/48 (a)	945
2,160,000	DP World PLC 144A, 6.85%, 7/02/37 (a)	2,719

Principal or Shares	Security Description	Value (000)

3,005,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	$3,991
		23,012
United Kingdom (EGP) (1%)
31,299,000	HSBC Bank PLC 144A, 14.35%, 7/16/25 EGP (a)(e)	2,000
43,500,000	HSBC Bank PLC 144A, 14.56%, 10/18/27 EGP (a)(e)	2,784
47,370,000	HSBC Bank PLC 144A, 14.61%, 9/10/25 EGP (a)(e)	3,054
		7,838
United Kingdom (IDR) (1%)
89,288,000,000	Standard Chartered Bank 144A, 8.25%, 5/19/36 IDR (a)	6,564
United States (EGP) (1%)
179,300,000	Citigroup Global Markets Holdings Inc. 144A, 12.47%, 9/02/21 EGP (a)(f)	10,329
United States (IDR) (1%)
75,400,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 5.63%, 5/17/23 IDR (a)	5,272
36,100,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.25%, 5/17/36 IDR (a)	2,654
24,925,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	1,855
11,270,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 11.00%, 9/17/25 IDR (a)	937
		10,718
United States (UAH) (1%)
134,000,000	Citigroup Global Markets Holdings Inc. 144A, 15.92%, 11/19/21 UAH (a)	5,324
United States (USD) (0%)
2,010,000	NBM U.S. Holdings Inc. 144A, 7.00%, 5/14/26 (a)	2,136
Uruguay (USD) (2%)
5,770,000	Uruguay Government International Bond, 4.98%, 4/20/55	7,638
6,244,580	Uruguay Government International Bond, 5.10%, 6/18/50	8,370
		16,008
Uruguay (UYU) (1%)
160,994,076	Uruguay Government International Bond, 3.88%, 7/02/40 UYU	4,312
176,307,224	Uruguay Government International Bond, 4.38%, 12/15/28 UYU	4,630
		8,942
Venezuela (USD) (0%)
6,400,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (c)(i)	250
6,055,000	Petroleos de Venezuela SA, 6.00%, 11/15/26 (c)(i)	236
1,122,500	Petroleos de Venezuela SA, 8.50%, 10/27/20 (c)(i)	320
5,085,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (c)(i)	198
2,420,000	Venezuela Government International Bond, 7.00%, 3/31/38 (c)(i)	233

98   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

7,789,000	Venezuela Government International Bond, 7.65%, 4/21/25 (c)(i)	$752
4,020,000	Venezuela Government International Bond, 7.75%, 10/13/19 (c)(i)	388
9,060,000	Venezuela Government International Bond, 9.25%, 9/15/27 (c)(i)	874
		3,251
Virgin Islands (British) (USD) (1%)
13,400,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (e)	13,316
Total Bonds (Cost - $1,018,838)		982,087
Purchase Options (0%)
Total Purchased Options (Cost - $257)		351
Investment Company (2%)
23,105,311	Payden Cash Reserves Money Market Fund *
	(Cost - $23,105)	23,105
Total Investments (Cost - $1,042,200) (101%)		1,005,543
Liabilities in excess of Other Assets (-1%)		(10,101)
Net Assets (100%)		$995,442

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Perpetual security with no stated maturity date.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Yield to maturity at time of purchase.
(g)

All or a portion of these securities are on loan. At October 31, 2020, the total market value of the Fund’s securities on loan is $4,327 and the total market value of the collateral held by the Fund is $4,462. Amounts in 000s.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Non-income producing security.

Purchased Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
CBOE Volatility Index	450	$4	30.00	12/16/2020	$351	Call

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
MXN 31,280	USD 1,453	HSBC Bank USA, N.A.	01/25/2021	$8
PHP 504,070	USD 10,332	HSBC Bank USA, N.A.	01/19/2021	81
USD 15,718	RUB 1,167,500	Barclays Bank PLC	11/10/2020	1,037
USD 9,944	PEN 35,118	Barclays Bank PLC	12/23/2020	230
USD 10,566	TWD 298,010	Barclays Bank PLC	01/19/2021	144
USD 29,393	EUR 24,845	HSBC Bank USA, N.A.	03/22/2021	360
USD 11,975	BRL 63,633	HSBC Bank USA, N.A.	12/17/2020	906
ZAR 128,460	USD 7,751	Barclays Bank PLC	12/22/2020	93

				2,859

Annual Report   99

          Payden Emerging Markets Bond Fund  continued

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Liabilities:
EUR 1,816	USD 2,154	HSBC Bank USA, N.A.	03/22/2021	$(32)
MYR 44,492	USD 10,743	Barclays Bank PLC	11/24/2020	(46)
PLN 20,139	USD 5,189	HSBC Bank USA, N.A.	01/28/2021	(100)
RUB 721,560	USD 9,349	HSBC Bank USA, N.A.	11/10/2020	(276)
USD 10,033	THB 315,980	Barclays Bank PLC	11/19/2020	(104)
USD 10,597	MYR 44,492	Barclays Bank PLC	11/24/2020	(100)
USD 12,486	IDR 186,843,000	Barclays Bank PLC	12/14/2020	(236)
USD 5,233	ZAR 88,320	Barclays Bank PLC	12/22/2020	(160)
USD 13,062	ZAR 221,820	HSBC Bank USA, N.A.	12/22/2020	(484)
USD 4,702	IDR 70,435,000	HSBC Bank USA, N.A.	12/14/2020	(94)
ZAR 85,900	USD 5,261	HSBC Bank USA, N.A.	12/22/2020	(15)

				(1,647)

Net Unrealized Appreciation (Depreciation)				$1,212

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (Depreciation) (000s)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	12/20/2025	$5,475	$304	$360	$(56)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 35 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2025	24,045	(971)	(950)	(21)
Protection Bought (Relevant Credit: Republic of Chile), Pay 1% Quarterly, Receive upon credit default	12/20/2025	9,520	(217)	(132)	(85)
Protection Bought (Relevant Credit: Republic of Colombia), Pay 1% Quarterly, Receive upon credit default	12/20/2025	15,040	176	392	(216)
Protection Bought (Relevant Credit: Republic of South Africa), Pay 1% Quarterly, Receive upon credit default	12/20/2025	10,140	850	948	(98)
Protection Bought (Relevant Credit: United Mexican States), Pay 1% Quarterly, Receive upon credit default	12/20/2025	4,900	61	120	(59)

			$203	$738	$(535)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$4,327
Non-cash Collateral[2]	(4,327)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

100   Payden Mutual Funds

            Payden Emerging Markets Local  Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Foreign Government	79%
Corporate	20%
Cash equivalent	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
Bonds (98%)
Argentina (ARS) (0%)
8,765,600	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$73
Brazil (BRL) (4%)
955,000	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/26 BRL	649
6,038,568	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/28 BRL	1,249
6,000,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/25 BRL	1,173
9,330,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	1,838
		4,909
Chile (CLP) (3%)
1,090,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP	1,630
695,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/01/35 CLP	1,093
410,000,000	Bonos de la Tesoreria de la Republica en pesos, 6.00%, 1/01/43 CLP	742
		3,465
China (CNY) (6%)
17,800,000	China Government Bond, 1.99%, 4/09/25 CNY	2,543
21,900,000	China Government Bond, 2.85%, 6/04/27 CNY	3,192
1,000,000	China Government Bond, 3.12%, 12/05/26 CNY	149
8,500,000	China Government Bond, 3.29%, 5/23/29 CNY	1,276
		7,160
Colombia (COP) (7%)
540,000,000	Colombia Government International Bond, 7.75%, 4/14/21 COP	142
2,887,962,000	Colombian TES, 3.30%, 3/17/27 COP	820
2,700,000,000	Colombian TES, 6.00%, 4/28/28 COP	729
5,154,000,000	Colombian TES, 6.25%, 11/26/25 COP	1,450
3,600,000,000	Colombian TES, 7.50%, 8/26/26 COP	1,065
2,220,000,000	Colombian TES, 7.75%, 9/18/30 COP	657
7,329,000,000	Colombian TES, 10.00%, 7/24/24 COP	2,307

Principal or Shares	Security Description	Value (000)

900,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 COP (a)	$235
1,245,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (a)	338
2,003,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 11/08/27 COP (a)	538
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (a)	448
		8,729
Czech Republic (CZK) (3%)
11,400,000	Czech Republic Government Bond, 0.95%, 5/15/30 CZK (b)	486
13,400,000	Czech Republic Government Bond, 2.00%, 10/13/33 CZK	637
26,200,000	Czech Republic Government Bond, 2.40%, 9/17/25 CZK (b)	1,220
30,000,000	Czech Republic Government Bond, 2.75%, 7/23/29 CZK	1,483
		3,826
Dominica Republic (DOP) (1%)
78,400,000	Dominican Republic International Bond 144A, 8.90%, 2/15/23 DOP (a)	1,355
13,900,000	Dominican Republic International Bond 144A, 9.75%, 6/05/26 DOP (a)	246
		1,601
Hungary (HUF) (4%)
190,000,000	Hungary Government Bond, 2.50%, 10/24/24 HUF	630
140,000,000	Hungary Government Bond, 3.00%, 6/26/24 HUF	472
707,000,000	Hungary Government Bond, 3.00%, 8/21/30 HUF	2,408
271,000,000	Hungary Government Bond, 3.25%, 10/22/31 HUF	943
187,000,000	Hungary Government Bond, 5.50%, 6/24/25 HUF	703
		5,156

Annual Report   101

            Payden Emerging Markets Local Bond Fund continued

Principal or Shares	Security Description	Value (000)
Indonesia (IDR) (3%)
16,400,000,000	Indonesia Treasury Bond, 8.38%, 3/15/24 IDR	$1,233
8,900,000,000	Indonesia Treasury Bond, 8.38%, 9/15/26 IDR	679
4,500,000,000	Indonesia Treasury Bond, 8.38%, 3/15/34 IDR	335
21,440,000,000	Wijaya Karya Persero Tbk PT 144A, 7.70%, 1/31/21 IDR (a)	1,411
		3,658
Kazakhstan (KZT) (1%)
620,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	1,403
Luxembourg (BRL) (1%)
6,626,488	Swiss Insured Brazil Power Finance Sarl 144A, 9.85%, 7/16/32 BRL (a)	1,322
Malaysia (MYR) (5%)
7,585,000	Malaysia Government Bond, 3.89%, 3/15/27 MYR	1,995
8,500,000	Malaysia Government Bond, 3.89%, 8/15/29 MYR	2,244
3,950,000	Malaysia Government Bond, 3.90%, 11/16/27 MYR	1,040
1,805,000	Malaysia Government Bond, 4.39%, 4/15/26 MYR	483
1,700,000	Malaysia Government Bond, 4.76%, 4/07/37 MYR	478
		6,240
Mexico (MXN) (9%)
72,300	America Movil SAB de CV, 6.45%, 12/05/22 MXN	347
10,700,000	Comision Federal de Electricidad, 7.35%, 11/25/25 MXN	489
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	259
7,570,000	Mexican Bonos, 7.75%, 11/23/34 MXN	394
24,620,000	Mexican Bonos, 7.75%, 11/13/42 MXN	1,245
25,100,000	Mexican Bonos, 8.00%, 12/07/23 MXN	1,294
47,300,000	Mexican Bonos, 8.00%, 11/07/47 MXN	2,429
73,200,000	Mexican Bonos, 8.50%, 5/31/29 MXN	4,029
10,600,000	Mexican Bonos, 8.50%, 11/18/38 MXN	580
9,200,000	Petroleos Mexicanos, 7.19%, 9/12/24 MXN	378
16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 MXN (a)	762
		12,206
Peru (PEN) (6%)
3,100,000	Banco de Credito del Peru 144A, 4.65%, 9/17/24 PEN (a)	907
3,075,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (a)	958
4,930,000	Peru Government Bond, 5.40%, 8/12/34 PEN	1,437
1,610,000	Peru Government Bond, 5.94%, 2/12/29 PEN	532
3,810,000	Peru Government Bond, 6.15%, 8/12/32 PEN	1,215
1,655,000	Peruvian Government International Bond 144A, 6.35%, 8/12/28 PEN (a)	560
6,325,000	Peruvian Government International Bond 144A, 6.95%, 8/12/31 PEN (a)	2,160
		7,769
Philippines (PHP) (0%)
17,000,000	Philippine Government International Bond, 6.25%, 1/14/36 PHP	453

Principal or Shares	Security Description	Value (000)
Poland (PLN) (4%)
7,120,000	Republic of Poland Government Bond, 2.50%, 4/25/24 PLN	$1,947
5,320,000	Republic of Poland Government Bond, 2.50%, 7/25/26 PLN	1,487
4,215,000	Republic of Poland Government Bond, 4.00%, 10/25/23 PLN	1,190
		4,624
Romania (RON) (3%)
5,800,000	Romania Government Bond, 3.65%, 9/24/31 RON	1,413
5,200,000	Romania Government Bond, 5.00%, 2/12/29 RON	1,407
2,050,000	Romania Government Bond, 5.80%, 7/26/27 RON	568
		3,388
Russian Federation (RUB) (8%)
45,150,000	Russian Federal Bond - OFZ, 6.90%, 5/23/29 RUB	604
198,775,000	Russian Federal Bond - OFZ, 7.05%, 1/19/28 RUB	2,689
149,000,000	Russian Federal Bond - OFZ, 7.70%, 3/23/33 RUB	2,092
38,000,000	Russian Federal Bond - OFZ, 7.70%, 3/16/39 RUB	545
327,770,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27 RUB	4,675
		10,605
South Africa (ZAR) (8%)
8,700,000	Republic of South Africa Government Bond, 6.50%, 2/28/41 ZAR	328
8,380,000	Republic of South Africa Government Bond, 7.00%, 2/28/31 ZAR	422
23,000,000	Republic of South Africa Government Bond, 8.25%, 3/31/32 ZAR	1,215
56,230,000	Republic of South Africa Government Bond, 8.50%, 1/31/37 ZAR	2,711
60,500,000	Republic of South Africa Government Bond, 8.75%, 2/28/48 ZAR	2,827
32,000,000	Republic of South Africa Government Bond, 8.88%, 2/28/35 ZAR	1,645
10,460,000	Republic of South Africa Government Bond, 10.50%, 12/21/26 ZAR	748
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21 ZAR (a)	699
		10,595
South Korea (MXN) (0%)
12,000,000	Export-Import Bank of Korea, 7.93%, 7/30/26 MXN	623
Thailand (THB) (7%)
8,400,000	Thailand Government Bond, 2.88%, 6/17/46 THB	312
31,500,000	Thailand Government Bond, 3.30%, 6/17/38 THB	1,227
48,500,000	Thailand Government Bond, 3.40%, 6/17/36 THB	1,928

102   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

170,000	Thailand Government Bond, 3.65%, 12/17/21 THB	$6
50,500,000	Thailand Government Bond, 3.65%, 6/20/31 THB	1,974
72,800,000	Thailand Government Bond, 4.88%, 6/22/29 THB	2,998
		8,445
Turkey (TRY) (1%)
7,200,000	Turkey Government Bond, 7.10%, 3/08/23 TRY	736
3,070,000	Turkey Government Bond, 11.00%, 3/02/22 TRY	353
		1,089
Ukraine (UAH) (0%)
11,570,000	Ukraine Government International Bond 144A, 11.67%, 11/22/23 UAH (a)	412
United Kingdom (EGP) (1%)
6,510,000	HSBC Bank PLC 144A, 14.35%, 7/16/25 EGP (a)(b)	416
7,900,000	HSBC Bank PLC 144A, 14.56%, 10/18/27 EGP (a)(b)	506
9,840,000	HSBC Bank PLC 144A, 14.61%, 9/10/25 EGP (a)(b)	634
		1,556
United Kingdom (IDR) (4%)
45,500,000,000	Standard Chartered Bank 144A, 8.25%, 5/19/36 IDR (a)	3,345
17,200,000,000	Standard Chartered Bank 144A, 8.38%, 3/17/34 IDR (a)	1,281
		4,626
United States (EGP) (1%)
28,800,000	Citigroup Global Markets Holdings Inc. 144A, 12.47%, 9/02/21 EGP (a)(c)	1,659
United States (IDR) (4%)
32,200,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	2,397
10,000,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.75%, 5/19/31 IDR (a)	770
31,994,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 9.50%, 7/17/31 IDR (a)	2,582
		5,749
United States (UAH) (2%)
31,500,000	Citigroup Global Markets Holdings Inc. 144A, 13.41%, 10/17/22 UAH (a)	1,186
19,500,000	Citigroup Global Markets Holdings Inc. 144A, 15.92%, 11/19/21 UAH (a)	775
		1,961
Uruguay (UYU) (2%)
44,310,178	Uruguay Government International Bond, 3.88%, 7/02/40 UYU	1,187
22,140,907	Uruguay Government International Bond, 4.38%, 12/15/28 UYU	581
10,970,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)	269
		2,037
Total Bonds (Cost - $134,927)		125,339

Principal or Shares	Security Description	Value (000)
Purchase Options (0%)
Total Purchased Options (Cost - $33)		$44
Investment Company (1%)
1,595,347	Payden Cash Reserves Money Market Fund *
	(Cost - $1,595)	1,595
Total Investments (Cost - $136,555) (99%)		126,978
Other Assets, net of Liabilities (1%)		1,234
Net Assets (100%)		$128,212

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.

Annual Report   103

            Payden Emerging Markets Local Bond Fund continued

Purchased Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
CBOE Volatility Index	57	$—	30.00	12/16/2020	$44	Call

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CLP 56,300	USD 71	HSBC Bank USA, N.A.	01/20/2021	$2
CNH 19,976	USD 2,962	HSBC Bank USA, N.A.	01/28/2021	1
EGP 32,550	USD 2,026	HSBC Bank USA, N.A.	11/09/2020	40
IDR 14,700,000	USD 984	HSBC Bank USA, N.A.	12/14/2020	17
MXN 44,810	USD 2,081	HSBC Bank USA, N.A.	01/25/2021	11
MYR 2,106	USD 501	Barclays Bank PLC	11/24/2020	5
PHP 124,770	USD 2,558	HSBC Bank USA, N.A.	01/19/2021	20
THB 86,555	USD 2,773	Barclays Bank PLC	11/19/2020	4
USD 2,721	RUB 202,080	Barclays Bank PLC	11/10/2020	180
USD 3,606	COP 13,663,000	Barclays Bank PLC	11/17/2020	79
USD 1,031	MYR 4,282	Barclays Bank PLC	11/24/2020	1
USD 2,284	PEN 8,069	Barclays Bank PLC	12/23/2020	52
USD 2,619	TWD 73,870	Barclays Bank PLC	01/19/2021	36
USD 530	CZK 11,990	HSBC Bank USA, N.A.	12/15/2020	17
USD 939	BRL 4,949	HSBC Bank USA, N.A.	12/17/2020	78
USD 682	RON 2,862	HSBC Bank USA, N.A.	01/28/2021	—
USD 2,584	EUR 2,197	HSBC Bank USA, N.A.	03/22/2021	16
ZAR 15,670	USD 946	Barclays Bank PLC	12/22/2020	11
ZAR 39,210	USD 2,392	HSBC Bank USA, N.A.	12/22/2020	3

				573

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Liabilities:
BRL 30,345	USD 5,576	HSBC Bank USA, N.A.	12/17/2020	(297)
COP 3,909,000	USD 1,052	Barclays Bank PLC	11/17/2020	(43)
CZK 100,950	USD 4,455	HSBC Bank USA, N.A.	12/15/2020	(137)
HUF 20,800	USD 67	HSBC Bank USA, N.A.	01/27/2021	(1)
MYR 15,163	USD 3,664	Barclays Bank PLC	11/24/2020	(18)
PEN 1,540	USD 437	Barclays Bank PLC	12/23/2020	(11)
PLN 31,137	USD 8,024	HSBC Bank USA, N.A.	01/28/2021	(157)
RON 212	USD 51	HSBC Bank USA, N.A.	01/28/2021	(1)
RUB 239,850	USD 3,210	HSBC Bank USA, N.A.	11/10/2020	(194)
USD 3,042	THB 95,640	Barclays Bank PLC	11/19/2020	(26)
USD 1,602	IDR 23,978,000	Barclays Bank PLC	12/14/2020	(30)
USD 569	ZAR 9,600	Barclays Bank PLC	12/22/2020	(17)
USD 219	PHP 10,650	Barclays Bank PLC	01/19/2021	(1)
USD 1,920	EGP 32,550	HSBC Bank USA, N.A.	11/09/2020	(145)
USD 1,325	IDR 19,845,000	HSBC Bank USA, N.A.	12/14/2020	(26)
USD 4,026	ZAR 67,780	HSBC Bank USA, N.A.	12/22/2020	(113)
USD 385	HUF 121,700	HSBC Bank USA, N.A.	01/27/2021	(1)

				(1,218)

Net Unrealized Appreciation (Depreciation)				$(645)

104   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
5-Year Interest Rate Swap, Receive Fixed 2.50% Quarterly, Pay Variable 2.50% (CNRR007) Quarterly	07/28/2025	CNY 21,710	$(13)	$—	$(13)

See notes to financial statements.

Annual Report   105

        Payden Emerging Markets Corporate Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade corporate debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments
Corporate Bond	86%
Foreign Government	4%
Mortgage Backed	3%
Bank Loans	3%
Cash equivalent	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
Bonds (96%)
Argentina (ARS) (0%)
2,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$17
Argentina (USD) (1%)
230,000	Capex SA 144A, 6.88%, 5/15/24 (a)	182
225,000	Pampa Energia SA 144A, 7.38%, 7/21/23 (a)	189
255,000	Provincia de Buenos Aires 144A, 6.50%, 2/15/23 (a)	85
70,000	Tecpetrol SA 144A, 4.88%, 12/12/22 (a)	66
		522
Austria (USD) (1%)
200,000	Klabin Austria GmbH 144A, 5.75%, 4/03/29 (a)	221
200,000	Klabin Austria GmbH 144A, 7.00%, 4/03/49 (a)	229
		450
Bahamas (USD) (1%)
405,000	Intercorp Peru Ltd. 144A, 3.88%, 8/15/29 (a)	412
Bermuda (USD) (4%)
5,400	Digicel Group 0.5 Ltd. 144A, 7.00%, (a)(b)	1
32,696	Digicel Group 0.5 Ltd. 144A, 8.00%, 4/01/25 (a)	11
103,772	Digicel Group 0.5 Ltd., 10.00%, 4/01/24	79
440,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	388
210,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (a)	198
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	233
320,000	Star Energy Geothermal Darajat II/Star Energy
	Geothermal Salak 144A, 4.85%, 10/14/38 (a)	330
285,000	Tengizchevroil Finance Co. International Ltd. 144A, 4.00%, 8/15/26 (a)	304
		1,544
Brazil (USD) (3%)
430,000	BRF SA 144A, 5.75%, 9/21/50 (a)	410
200,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.822%), 4.50%, 11/21/29 (a)(c)	197
357,549	Prumo Participacoes e Investimentos S/A 144A, 7.50%, 12/31/31 (a)	382

Principal or Shares	Security Description	Value (000)

691,905	USJ-Acucar e Alcool S/A 144A, 9.88%, 11/09/23 (a)(d)	$208
		1,197
Canada (USD) (1%)
200,000	First Quantum Minerals Ltd. 144A, 6.88%, 10/15/27 (a)	200
200,000	First Quantum Minerals Ltd. 144A, 7.25%, 4/01/23 (a)	201
240,000	IAMGOLD Corp. 144A, 5.75%, 10/15/28 (a)	241
		642
Cayman Islands (USD) (9%)
200,000	Alpha Star Holding V Ltd., 6.63%, 4/18/23 (e)	188
198,730	Bioceanico Sovereign Certificate Ltd. 144A, 3.03%, 6/05/34 (a)(f)	146
200,000	Comunicaciones Celulares SA Via Comcel Trust 144A, 6.88%, 2/06/24 (a)	205
610,000	Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 4/10/22 (e)	609
200,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%), 6.00%, (b)(c)(e)	210
200,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)	206
200,000	Industrial Senior Trust 144A, 5.50%, 11/01/22 (a)	209
450,000	JD.com Inc., 3.38%, 1/14/30	486
200,000	Kaisa Group Holdings Ltd., 7.88%, 6/30/21 (e)	201
220,000	Meituan 144A, 3.05%, 10/28/30 (a)	221
310,000	Melco Resorts Finance Ltd. 144A, 5.75%, 7/21/28 (a)	310
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 7.41%, (a)(b)(f)	—
220,000	Saudi Electricity Global Sukuk Co. 4, 4.72%, 9/27/28 (e)	260
220,000	Three Gorges Finance I Cayman Islands Ltd. 144A, 2.15%, 9/22/30 (a)	219
200,000	Weibo Corp., 3.50%, 7/05/24	209

106   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

230,000	Wynn Macau Ltd. 144A, 5.63%, 8/26/28 (a)	$221
		3,900
Chile (USD) (2%)
194,672	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (a)	226
240,000	Empresa Electrica Guacolda SA 144A, 4.56%, 4/30/25 (a)	193
210,000	Engie Energia Chile SA 144A, 3.40%, 1/28/30 (a)	223
		642
Colombia (USD) (3%)
215,000	Banco de Bogota SA 144A, 4.38%, 8/03/27 (a)	228
215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (a)	236
210,000	Colombia Telecomunicaciones SA ESP 144A, 4.95%, 7/17/30 (a)	224
200,000	Grupo de Inversiones Suramericana SA 144A, 5.50%, 4/29/26 (a)	226
420,000	Oleoducto Central SA 144A, 4.00%, 7/14/27 (a)	440
		1,354
Cyprus (USD) (0%)
200,000	MHP SE 144A, 7.75%, 5/10/24 (a)	209
Egypt (USD) (0%)
200,000	Egypt Government International Bond 144A, 7.63%, 5/29/32 (a)	203
Georgia (USD) (1%)
210,000	Georgia Global Utilities JSC 144A, 7.75%, 7/30/25 (a)	213
200,000	Silknet JSC, 11.00%, 4/02/24 (e)	213
		426
Guatemala (USD) (1%)
200,000	Guatemala Government Bond 144A, 5.38%, 4/24/32 (a)	237
India (USD) (5%)
440,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	436
305,000	Adani Green Energy UP Ltd./Prayatna Developers Pvt. Ltd./Parampujya Solar Energy 144A, 6.25%, 12/10/24 (a)	330
201,338	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt. Ltd./Wardha Solar Maharash 144A, 4.63%, 10/15/39 (a)	198
248,750	Adani Transmission Ltd. 144A, 4.25%, 5/21/36 (a)	253
220,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22 (a)	228
210,000	ReNew Power Ltd. 144A, 6.45%, 9/27/22 (a)	216
210,000	ReNew Power Pvt. Ltd. 144A, 5.88%, 3/05/27 (a)	216
420,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	410
		2,287
Indonesia (USD) (1%)
200,000	Cikarang Listrindo Tbk PT, 4.95%, 9/14/26 (e)	206
200,000	Indonesia Asahan Aluminium Persero PT 144A, 6.53%, 11/15/28 (a)	244
		450

Principal or Shares	Security Description	Value (000)
Ireland (USD) (1%)
400,000	C&W Senior Financing DAC 144A, 7.50%, 10/15/26 (a)	$422
Isle of Man (USD) (1%)
200,000	AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	213
70,000	AngloGold Ashanti Holdings PLC, 6.50%, 4/15/40	86
		299
Israel (USD) (2%)
410,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(c)(e)	415
265,000	Israel Electric Corp. Ltd. 144A, 6.88%, 6/21/23 (a)	303
210,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(e)	216
		934
Jersey (USD) (1%)
210,000	Galaxy Pipeline Assets Bidco Ltd. 144A,
	2.63%, 3/31/36 (a)	211
Kazakhstan (KZT) (0%)
70,000,000	Development Bank of Kazakhstan JSC 144A,
	8.95%, 5/04/23 KZT (a)	158
Luxembourg (USD) (4%)
306,115	JBS USA LUX SA Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.15%, 5/01/26 (g)	300
210,000	MHP Lux SA 144A, 6.25%, 9/19/29 (a)	202
200,000	Millicom International Cellular SA 144A, 4.50%, 4/27/31 (a)	203
200,000	Millicom International Cellular SA 144A, 5.13%, 1/15/28 (a)	210
220,000	Minerva Luxembourg SA 144A, 6.50%, 9/20/26 (a)	229
210,000	Nexa Resources SA 144A, 6.50%, 1/18/28 (a)	234
210,000	Rumo Luxembourg Sarl 144A, 5.25%, 1/10/28 (a)	220
		1,598
Marshall Islands (USD) (1%)
250,000	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	318
Mauritius (USD) (1%)
200,000	Azure Power Energy Ltd. 144A, 5.50%, 11/03/22 (a)	205
200,000	Azure Power Solar Energy Pvt. Ltd. 144A, 5.65%, 12/24/24 (a)	211
210,000	Network i2i Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.277%), 5.65%, (a)(b)(c)	211
		627
Mexico (MXN) (0%)
2,200,000	Mexican Bonos, 8.50%, 5/31/29 MXN	121
1,600,000	Mexican Bonos, 8.50%, 11/18/38 MXN	88
		209
Mexico (USD) (9%)
215,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.035%), 6.88%, (a)(b)(c)	215

Annual Report   107

        Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
200,000	Banco Mercantil del Norte SA 144A, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.470%), 7.50%, (a)(b)(c)	$199
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.995%), 5.95%, 10/01/28 (a)(c)(h)	213
230,000	BBVA Bancomer SA 144A, 1.88%, 9/18/25 (a)	228
205,000	BBVA Bancomer SA 144A, 6.75%, 9/30/22 (a)	221
220,000	Cemex SAB de CV 144A, 5.20%, 9/17/30 (a)	233
200,000	Cemex SAB de CV 144A, 7.38%, 6/05/27 (a)	221
400,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV 144A, 4.96%, 7/18/29 (a)	424
374,800	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	415
440,616	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	485
200,000	Grupo Bimbo SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95%, (a)(b)(c)	213
205,000	Mexico City Airport Trust 144A, 3.88%, 4/30/28 (a)	184
223,684	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)	255
60,000	Petroleos Mexicanos, 6.49%, 1/23/27	56
210,000	Trust Fibra Uno 144A, 6.39%, 1/15/50 (a)	219
		3,781
Morocco (EUR) (0%)
180,000	Morocco Government International Bond 144A, 2.00%, 9/30/30 EUR (a)	205
Netherlands (USD) (8%)
200,000	Lukoil Securities BV 144A, 3.88%, 5/06/30 (a)	213
435,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	452
195,028	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	197
130,000	Petrobras Global Finance BV, 5.60%, 1/03/31	140
180,000	Petrobras Global Finance BV, 6.00%, 1/27/28	202
95,000	Petrobras Global Finance BV, 6.75%, 6/03/50	104
40,000	Petrobras Global Finance BV, 6.90%, 3/19/49	45
90,000	Petrobras Global Finance BV, 8.75%, 5/23/26	115
640,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	656
690,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28	726
290,000	VEON Holdings BV 144A, 4.95%, 6/16/24 (a)	313
360,000	VTR Finance NV 144A, 6.38%, 7/15/28 (a)	385
		3,548
Nigeria (USD) (1%)
216,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	210
Panama (USD) (1%)
220,000	AES Panama Generation Holdings SRL 144A, 4.38%, 5/31/30 (a)	233
210,000	Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. 144A, 8.38%, 5/10/20 (a)(d)	32
		265

Principal or Shares	Security Description	Value (000)
Paraguay (USD) (1%)
200,000	Telefonica Celular del Paraguay SA 144A, 5.88%, 4/15/27 (a)	$213
Peru (PEN) (0%)
590,000	Peruvian Government International Bond 144A, 6.35%, 8/12/28 PEN (a)	200
Peru (USD) (4%)
193,820	ABY Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	261
325,000	Banco Internacional del Peru SAA Interbank 144A, (3 mo. LIBOR USD + 5.760%), 6.63%, 3/19/29 (a)(c)	360
200,000	Consorcio Transmantaro SA 144A, 4.70%, 4/16/34 (a)	238
200,000	Kallpa Generacion SA 144A, 4.88%, 5/24/26 (a)	216
200,000	SAN Miguel Industrias Pet SA 144A, 4.50%, 9/18/22 (a)	203
360,000	Scotiabank Peru SAA 144A, (3 mo. LIBOR USD + 3.856%), 4.50%, 12/13/27 (a)(c)	380
		1,658
Qatar (USD) (1%)
300,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 3 144A, 5.84%, 9/30/27 (a)	350
Russian Federation (RUB) (0%)
9,150,000	Russian Federal Bond - OFZ, 6.90%, 5/23/29 RUB	123
Saudi Arabia (USD) (1%)
200,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	229
Singapore (USD) (0%)
200,000	Marble II Pte Ltd. 144A, 5.30%, 6/20/22 (a)(h)	201
South Korea (USD) (1%)
220,000	Kookmin Bank 144A, 2.50%, 11/04/30 (a)	221
Spain (USD) (1%)
250,000	AI Candelaria Spain SLU 144A, 7.50%, 12/15/28 (a)	270
Sri Lanka (USD) (0%)
230,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	148
Supranational (USD) (1%)
200,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 144A, 5.25%, 8/15/27 (a)	205
200,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 5.50%, 1/15/30 (a)	218
		423
Thailand (USD) (1%)
400,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.900%), 3.73%, 9/25/34 (a)(c)	393
220,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.729%), 5.00%, (a)(b)(c)	220
		613
Turkey (USD) (1%)
200,000	Turkcell Iletisim Hizmetleri AS 144A, 5.80%, 4/11/28 (a)	194

108   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

420,000	Turkiye Sise ve Cam Fabrikalari AS 144A, 6.95%, 3/14/26 (a)	$426
		620
Ukraine (USD) (1%)
225,000	Ukraine Government International Bond 144A, 7.25%, 3/15/33 (a)	212
United Arab Emirates (USD) (4%)
530,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	613
200,000	DP World PLC 144A, 6.85%, 7/02/37 (a)	252
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)(h)	327
215,000	NBK Tier 1 Financing 2 Ltd., (6 yr. Swap Semi 30/360 US + 2.832%), 4.50%, (b)(c)(e)	214
200,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	266
200,000	Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25 (e)	232
		1,904
United Kingdom (USD) (1%)
200,000	Fresnillo PLC 144A, 4.25%, 10/02/50 (a)	204
275,000	MARB BondCo PLC 144A, 6.88%, 1/19/25 (a)	285
		489
United States (EGP) (1%)
4,000,000	Citigroup Global Markets Holdings Inc. 144A, 12.47%, 9/02/21 EGP (a)(f)	230
United States (IDR) (1%)
6,700,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.25%, 5/17/36 IDR (a)	493
United States (USD) (11%)
256,000	Ascent Resources Utica Holdings LLC Term Loan 2L, (LIBOR USD 1-Month + 9.000%), 10.00%, 11/01/25 (g)	272
124,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 9.00%, 11/01/27 (a)	121
205,000	Cleveland-Cliffs Inc. 144A, 6.75%, 3/15/26 (a)	215
104,731	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 2.400%), 2.55%, 4/25/31 (a)(c)	105
163,594	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%), 2.30%, 10/25/30 (c)	160
91,836	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 2.35%, 8/25/30 (c)	90
147,261	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.550%), 2.70%, 12/25/30 (c)	145
195,000	Ford Motor Co., 9.00%, 4/22/25	230
200,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	209
190,639	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 1/25/49 (a)(c)	190
72,392	Freddie Mac STACR Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 2.50%, 2/25/49 (a)(c)	71

Principal or Shares	Security Description	Value (000)

76,176	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 4/25/49 (a)(c)	$75
170,580	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%), 2.45%, 9/25/30 (c)	168
235,000	General Motors Financial Co. Inc., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.997%), 5.70%, (b)(c)	244
230,000	IRB Holding Corp. 144A, 6.75%, 2/15/26 (a)	231
235,000	K-MAC Holdings Corp. Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 6.90%, 3/16/26 (g)	226
215,000	Kraft Heinz Foods Co. 144A, 5.50%, 6/01/50 (a)	246
200,000	NBM U.S. Holdings Inc. 144A, 7.00%, 5/14/26 (a)	212
200,000	Range Resources Corp. 144A, 9.25%, 2/01/26 (a)	212
285,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 3.90%, 4/25/43 (a)(c)	270
200,000	Stillwater Mining Co. 144A, 6.13%, 6/27/22 (a)	203
510,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 7.65%, 2/07/28 (g)	487
200,000	Terraform Global Operating LLC 144A, 6.13%, 3/01/26 (a)	203
195,000	U.S. Foods Inc. 144A, 6.25%, 4/15/25 (a)	204
		4,789
Virgin Islands (British) (USD) (2%)
100,000	Arcos Dorados Holdings Inc. 144A, 6.63%, 9/27/23 (a)	106
200,000	Gold Fields Orogen Holdings BVI Ltd. 144A, 6.13%, 5/15/29 (a)	239
200,000	Gold Fields Orogen Holdings BVI Ltd., 6.13%, 5/15/29 (e)	239
205,000	Huarong Finance 2019 Co. Ltd., 3.88%, 11/13/29 (e)	213
200,000	Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 2/04/27 (e)	221
		1,018

Total Bonds (Cost - $41,270)		41,681
Purchase Options (0%)
Total Purchased Options (Cost - $11)		15
Investment Company (4%)
1,575,389	Payden Cash Reserves Money Market Fund * (Cost - $1,575)	1,575

Total Investments (Cost - $42,856) (100%)		43,271
Liabilities in excess of Other Assets (0%)		(82)

Net Assets (100%)		$43,189

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Perpetual security with no stated maturity date.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Annual Report   109

        Payden Emerging Markets Corporate Bond Fund continued

(f)	Yield to maturity at time of purchase.
(g)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(h)

All or a portion of these securities are on loan. At October 31, 2020, the total market value of the Fund’s securities on loan is $436 and the total market value of the collateral held by the Fund is $449. Amounts in 000s.

Purchased Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase — 0.0%
CBOE Volatility Index	19	$—	30.00	12/16/2020	$15	Call

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
MXN 30	USD 1	HSBC Bank USA, N.A.	01/25/2021	$—
PHP 10,550	USD 216	HSBC Bank USA, N.A.	01/19/2021	2
USD 134	RUB 9,960	Barclays Bank PLC	11/10/2020	9
USD 221	TWD 6,240	Barclays Bank PLC	01/19/2021	3
ZAR 3,500	USD 211	Barclays Bank PLC	12/22/2020	2

				16

Liabilities:
MYR 1,360	USD 328	Barclays Bank PLC	11/24/2020	(2)
PEN 35	USD 10	Barclays Bank PLC	12/23/2020	—
PLN 591	USD 152	HSBC Bank USA, N.A.	01/28/2021	(3)
RUB 10,090	USD 130	HSBC Bank USA, N.A.	11/10/2020	(3)
USD 323	THB 10,180	Barclays Bank PLC	11/19/2020	(3)
USD 324	MYR 1,360	Barclays Bank PLC	11/24/2020	(3)
USD 318	IDR 4,761,000	Barclays Bank PLC	12/14/2020	(6)
USD 143	ZAR 2,420	Barclays Bank PLC	12/22/2020	(4)
USD 170	IDR 2,541,000	HSBC Bank USA, N.A.	12/14/2020	(4)
USD 272	ZAR 4,660	HSBC Bank USA, N.A.	12/22/2020	(13)
USD 207	EUR 177	HSBC Bank USA, N.A.	03/22/2021	—
ZAR 3,580	USD 219	HSBC Bank USA, N.A.	12/22/2020	(1)

				(42)

Net Unrealized Appreciation (Depreciation)				$(26)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Treasury 10-Year Note Future	7	Dec-20	$(968)	$4	$4

110   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	12/20/2025	$1,230	$68	$81	$(13)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 35 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2025	810	(33)	(32)	(1)
Protection Bought (Relevant Credit: United Mexican States), Pay 1% Quarterly, Receive upon credit default	12/20/2025	200	3	5	(2)

			$38	$54	$(16)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$436
Non-cash Collateral[2]	(436)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   111

            Payden Equity Income Fund

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments

Financials	20%
Industrials	13%
Healthcare	13%
Technology	13%
Consumer Staples	9%
Other	32%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
Stocks (95%)
Common Stock (85%)
Communication Services (5%)
90,000	Activision Blizzard Inc.	$6,816
706,900	Comcast Corp., Class A	29,859
536,700	Verizon Communications Inc.	30,587
		67,262
Consumer Discretionary (7%)
106,400	Home Depot Inc.	28,378
99,100	Lennar Corp., Class A	6,960
141,200	McDonald’s Corp.	30,075
158,000	Starbucks Corp.	13,740
156,200	Yum! Brands Inc.	14,578
		93,731
Consumer Staples (9%)
416,200	Conagra Brands Inc.	14,605
72,700	Costco Wholesale Corp.	25,999
252,300	General Mills Inc.	14,916
125,200	Kimberly-Clark Corp.	16,600
432,500	Kroger Co.	13,931
166,900	PepsiCo Inc.	22,246
157,300	Walmart Inc.	21,825
		130,122
Energy (4%)
820,100	Cabot Oil & Gas Corp.	14,590
178,200	Chevron Corp.	12,385
1,204,800	Tourmaline Oil Corp.	15,608
655,700	Williams Cos. Inc.	12,583
		55,166
Financials (12%)
112,900	Ameriprise Financial Inc.	18,158
909,700	Bank of America Corp.	21,560
11,700	BlackRock Inc.	7,011
615,500	Fifth Third Bancorp	14,292
131,100	Goldman Sachs Group Inc.	24,783
319,100	JPMorgan Chase & Co.	31,284
546,600	Morgan Stanley	26,319
651,700	Truist Financial Corp.	27,449
		170,856

Principal or Shares	Security Description	Value (000)
Healthcare (13%)
140,200	Abbott Laboratories	$14,736
177,900	AbbVie Inc.	15,139
117,100	Amgen Inc.	25,404
368,700	Bristol-Myers Squibb Co.	21,551
212,900	CVS Health Corp.	11,942
198,000	Eli Lilly and Co.	25,831
147,800	Johnson & Johnson	20,265
175,900	Medtronic PLC	17,690
235,200	Merck & Co. Inc.	17,689
424,900	Pfizer Inc.	15,075
		185,322
Industrials (13%)
230,300	Dover Corp.	25,496
137,100	Honeywell International Inc.	22,615
81,200	Lockheed Martin Corp.	28,430
163,500	PACCAR Inc.	13,960
161,400	Republic Services Inc.	14,231
147,400	Stanley Black & Decker Inc.	24,498
161,700	Union Pacific Corp.	28,652
253,900	Waste Management Inc.	27,398
		185,280
Materials (4%)
223,800	Albemarle Corp.	20,861
573,600	DuPont de Nemours Inc.	32,626
32,300	Linde PLC	7,117
		60,604
Technology (12%)
189,800	Apple Inc.	20,662
79,700	Broadcom Inc.	27,866
109,900	International Business Machines Corp.	12,271
104,200	Microsoft Corp.	21,097
291,800	Paychex Inc.	24,001
229,000	QUALCOMM Inc.	28,249
153,400	Texas Instruments Inc.	22,180
115,200	Visa Inc., Class A	20,933
		177,259
Utilities (6%)
214,300	American Electric Power Co. Inc.	19,272

112   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

188,700	Consolidated Edison Inc.	$14,811
136,800	DTE Energy Co.	16,884
208,600	Duke Energy Corp.	19,214
236,100	Public Service Enterprise Group Inc.	13,729
		83,910
Total Common Stock		1,209,512
Preferred Stock (1%)
279,800	Allstate Corp., 5.10%	7,493
150,400	Spire Inc., 5.90%	4,115
110,900	US Bancorp, 6.50%	2,958
Total Preferred Stock		14,566
Real Estate Investment Trust (7%)
145,100	Alexandria Real Estate Equities Inc.	21,985
60,400	American Tower Corp.	13,871
156,400	Crown Castle International Corp.	24,430
127,100	Digital Realty Trust Inc.	18,340
182,800	Prologis Inc.	18,134
Total Real Estate Investment Trust		96,760
Total Stocks (Cost - $1,186,009)		1,320,838
Corporate Bond (2%)
6,050,000	CenterPoint Energy Inc., (3 mo. LIBOR USD + 3.270%) 6.13% (a)(b)	6,124
6,000,000	Citigroup Inc., (3 mo. LIBOR USD + 3.423%) 6.30% (a)(b)	6,233
6,100,000	Citizens Financial Group Inc., (3 mo. LIBOR USD + 3.003%) 6.00% (a)(b)	5,912

Principal or Shares	Security Description	Value (000)

6,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.436%) 6.50% (a)(b)	$5,980
3,400,000	Huntington Bancshares Inc., (3 mo. LIBOR USD + 2.880%) 5.70% (a)(b)	3,264
2,800,000	Land O’ Lakes Inc. 144A, 7.00% (a)(c)	2,527
Total Corporate Bond (Cost - $29,884)		30,040
Investment Company (5%)
67,522,347	Payden Cash Reserves Money Market Fund * (Cost - $67,522)	67,522
Total Investments (Cost - $1,283,415) (100%)		1,418,400
Liabilities in excess of Other Assets (0%)		(4,950)
Net Assets (100%)		$1,413,450

*	Affiliated investment
(a)	Perpetual security with no stated maturity date.
(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
GBP 9,508	USD 12,286	HSBC Bank USA, N.A.	03/22/2021	$44
USD 23,436	EUR 19,672	Citibank, N.A.	03/22/2021	448
USD 15,123	CAD 19,951	HSBC Bank USA, N.A.	03/22/2021	141

				633

Liabilities:
EUR 16,913	USD 19,821	Citibank, N.A.	03/22/2021	(57)
EUR 2,759	USD 3,252	Citibank, N.A.	03/22/2021	(28)
USD 12,398	GBP 9,623	HSBC Bank USA, N.A.	03/22/2021	(80)

				(165)

Net Unrealized Appreciation (Depreciation)				$468

See notes to financial statements.

Annual Report   113

Statements of Assets & Liabilities

October 31, 2020

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$204,783	$1,230,335	$1,525,061
Affiliated investments, at value **	—	9,894	2,566
Repurchase agreements, at value ***	137,000	—	—
Foreign cash ****	—	11	74
Cash	9,779	—	—
Cash pledged for financial futures contracts	—	91	—
Cash pledged for centrally cleared swaps	—	—	—
Receivable for:
Interest and dividends	62	2,964	4,561
Investments sold	—	7	15
Fund shares sold	4	293	2,387
Futures	—	5	78
Forward currency contracts	—	301	82
Variation margin on centrally cleared swaps	—	—	—
Other assets	79	15	25

Total Assets	351,707	1,243,916	1,534,849

LIABILITIES:
Payable for:
Bank overdraft	—	10	144
Forward currency contracts	—	58	36
Investments purchased	—	11,853	9
Fund shares redeemed	—	2,678	701
Futures	—	—	—
Variation margin on centrally cleared swaps	—	—	—
Distributions payable	6	14	74
Liability for securities on loan (Note 2)	—	9,354	130
Accrued expenses:
Investment advisory fees (Note 3)	8	12	234
Administration fees (Note 3)	43	152	192
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	3	13	18
Other liabilities	50	258	329

Total Liabilities	110	24,402	1,867

NET ASSETS	$351,597	$1,219,514	$1,532,982

NET ASSETS:
Paid in capital	$351,583	$1,216,751	$1,510,307
Distributable earnings (loss)	14	2,763	22,675

NET ASSETS	$351,597	$1,219,514	$1,532,982

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$351,597	$1,219,514	$1,532,982
Shares Outstanding	351,577	128,347	150,001
Net Asset Value Per Share	$1.00	$9.50	$10.22

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$204,783	$1,227,653	$1,517,022
** Affiliated investments, at cost	—	9,894	2,566
*** Repurchase agreements, at cost	137,000	—	—
**** Foreign cash, at cost	—	11	74

See notes to financial statements.

114   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund
$51,578	$169,597	$1,525,523	$466,435	$133,618	$812,309	$62,647
1,858	2,352	15,716	11,713	2,040	5,913	4,907
—	—	—	—	—	—	—
—	—	1,788	—	380	645	—
5	—	—	11	—	—	296
—	—	—	331	—	452	—
—	—	—	665	—	409	—

105	345	7,720	4,122	914	3,244	101
5,205	52,098	131,611	—	—	—	—
1	19	3,201	342	—	204	—
—	—	193	58	3	36	—
—	—	755	—	167	1,263	—
—	—	—	—	3	—	—
8	7	59	19	8	50	44

58,760	224,418	1,686,566	483,696	137,133	824,525	67,995

—	1,053	2,204	—	268	468	—
—	—	20	—	5	8	—
11,354	100,581	282,590	—	2,535	4,204	743
3	126	15	652	—	114	—
—	—	163	62	1	4	—
—	—	1	47	—	22	—
3	24	—	—	—	—	—
—	—	7,070	2,596	—	612	—

1	8	268	141	36	189	14
6	16	168	61	17	103	9
—	—	19	—	—	—	—
1	2	12	6	2	9	1
32	99	235	180	54	96	53

11,400	101,909	292,765	3,745	2,918	5,829	820

$47,360	$122,509	$1,393,801	$479,951	$134,215	$818,696	$67,175

$54,267	$157,902	$1,343,477	$441,843	$131,935	$824,447	$73,169
(6,907)	(35,393)	50,324	38,108	2,280	(5,751)	(5,994)

$47,360	$122,509	$1,393,801	$479,951	$134,215	$818,696	$67,175

—	—	$ 45,755	—	—	—	—
—	—	4,122	—	—	—	—
—	—	11.10	—	—	—	—

$47,360	$122,509	$ 589,061	$479,951	$ 84,881	$132,299	$19,569
4,491	12,940	52,925	39,873	8,260	13,340	2,058
$ 10.54	$ 9.47	$ 11.13	$ 12.04	$ 10.28	$ 9.92	$ 9.51

—	—	$ 758,985	—	$ 49,334	$686,397	$47,606
—	—	68,256	—	4,802	69,145	5,003
—	—	$ 11.12	—	$ 10.27	$ 9.93	$ 9.51

$51,034	$166,950	$1,495,909	$434,848	$131,361	$813,274	$64,181
1,858	2,352	15,716	11,713	2,040	5,913	4,907
—	—	—	—	—	—	—
—	—	1,815	—	386	634	—

See notes to financial statements.

Annual Report   115

Statements of Assets & Liabilities continued

October 31, 2020

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$491,903	$61,830	$95,337
Affiliated investments, at value **	33,021	—	756
Foreign cash ***	13	—	13
Cash	60	1,869	80
Cash pledged for financial futures contracts	—	90	3
Cash pledged as collateral for OTC derivatives	—	—	—
Cash pledged for centrally cleared swaps	238	—	—
Receivable for:
Interest and dividends	6,271	625	373
Investments sold	1,534	2,089	2
Fund shares sold	165	251	1
Futures	—	—	8
Forward currency contracts	134	—	93
Variation margin on centrally cleared swaps	—	—	—
Unrealized gain on OTC swaps	—	—	—
Other assets	33	4	9
Total Assets	533,372	66,758	96,675
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	6	—	9
Investments purchased	4,498	2,561	2
Fund shares redeemed	15	40	132
Futures	—	—	—
Variation margin on centrally cleared swaps	2	—	—
Distributions payable	—	17	—
Liability for securities on loan (Note 2)	3,311	—	128
Accrued expenses:
Investment advisory fees (Note 3)	149	9	9
Administration fees (Note 3)	64	8	12
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	6	1	1
Other liabilities	125	34	71
Total Liabilities	8,176	2,670	364
NET ASSETS	$525,196	$64,088	$96,311

NET ASSETS:
Paid in capital	$543,472	$60,841	$95,595
Distributable earnings (loss)	(18,276)	3,247	716
NET ASSETS	$525,196	$64,088	$96,311

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$525,196	$64,088	$96,311
Shares Outstanding	81,419	6,056	9,534
Net Asset Value Per Share	$6.45	$10.58	$10.10

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments,at cost	$481,459	$59,682	$94,598
** Affiliatedinvestments, at cost	33,021	—	756
*** Foreign cash, at cost	13	—	13

See notes to financial statements.

116   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund
$179,121	$982,438	$125,383	$41,696	$1,350,878
11,244	23,105	1,595	1,575	67,522
1,080	17	182	—	149
—	—	—	10	326
43	—	—	13	—
260	—	890	—	—
—	3,774	87	124	—
938	15,301	2,069	533	2,890
5,527	—	—	183	18,689
29	118	—	—	381
23	—	—	1	—
519	2,859	573	16	633
—	—	—	1	—
—	—	—	—	—
20	56	50	19	22
198,804	1,027,668	130,829	44,171	1,441,490

301	175	858	—	—
345	1,647	1,218	42	165
17,805	4,850	386	430	26,732
55	20,198	—	—	131
17	—	—	—	—
7	15	1	—	—
—	—	—	—	—
—	4,462	—	449	—
36	443	66	12	562
22	131	16	5	188
—	23	—	—	6
2	13	2	1	17
140	269	70	43	239
18,730	32,226	2,617	982	28,040
$180,074	$995,442	$128,212	$43,189	$1,413,450

$174,678	$1,069,622	$161,041	$42,863	$1,278,513
5,396	(74,180)	(32,829)	326	134,937
$180,074	$995,442	$128,212	$43,189	$1,413,450

—	$52,306	—	—	$13,486
—	4,023	—	—	845
—	$13.00	—	—	$15.96

$180,074	$282,521	$128,212	$3,845	$483,678
19,306	21,749	21,947	385	30,281
$9.33	$12.99	$5.84	$9.99	$15.97

—	$660,615	—	$39,344	$916,286
—	50,931	—	3,929	57,334
—	$12.97	—	$10.01	$15.98

$172,910	$1,019,095	$134,960	$41,281	$1,215,893
11,317	23,105	1,595	1,575	67,522
1,097	17	184	—	149

See notes to financial statements.

Annual Report   117

Statements of Operations

Period ended October 31, 2020

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund

INVESTMENT INCOME:
Interest income (Note 2)	$2,298	$16,990	$31,765
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	75	62
Income from securities lending	—	5	4
Foreign tax withholdings	—	—	—

Investment Income	2,298	17,070	31,831

EXPENSES:
Investment advisory fees (Note 3)	466	2,679	4,112
Administration fees (Note 3)	466	1,435	2,203
Shareholder servicing fees	—	389	512
Distribution fees (Note 3)	—	—	—
Custodian fees	31	64	87
Transfer agent fees	26	53	134
Registration and filing fees	45	57	69
Trustee fees and expenses	38	124	198
Printing and mailing costs	16	48	72
Loan commitment fees	—	14	22
Legal fees	6	22	34
Publication expense	7	19	31
Pricing fees	4	45	46
Fund accounting fees	53	116	175
Insurance	6	34	4
Interest expense	—	7	—
Audit fees	33	38	38
Other expenses	6	35	—

Gross Expenses	1,203	5,179	7,737
Expense subsidy (Note 3)	(484)	(2,780)	(1,422)

Net Expenses	719	2,399	6,315

Net Investment Income	1,579	14,671	25,516

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	16	(1,004)	15,224
Foreign currency transactions	—	(80)	(13)
Forward foreign exchange contracts	—	912	—
Futures contracts	—	(57)	2,223
Written option contracts	—	—	—
Swap contracts	—	—	(8)
Change in net unrealized appreciation (depreciation) from:
Investments	—	447	(3,352)
Translation of assets and liabilities in foreign currencies	—	7	(1)
Forward foreign exchange contracts	—	747	46
Futures contracts	—	32	404
Written option contracts	—	—	—
Swap contracts	—	—	1,043

Net Realized and Unrealized Gains (Losses)	16	1,004	15,566

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,595	$ 15,675	$ 41,082

See notes to financial statements.

118   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$947	$3,288	$29,851	$16,442	$5,123	$22,973	$2,894
—	—	—	—	15	—	—
9	14	45	46	12	52	50
—	—	10	11	2	4	1
—	—	(10)	—	(2)	—	—

956	3,302	29,896	16,499	5,150	23,029	2,945

120	339	2,866	1,659	797	3,621	386
64	189	1,535	711	217	1,086	105
7	179	357	342	22	10	1
—	—	108	—	—	—	—
7	13	81	48	23	82	21
15	23	79	44	27	55	24
21	34	80	69	39	59	29
5	16	134	64	20	96	10
3	6	54	24	9	44	5
—	2	15	8	2	12	1
1	3	23	11	3	17	1
2	4	24	9	5	10	4
7	16	46	32	41	124	17
16	25	120	64	27	92	19
4	3	23	10	1	14	2
—	—	3	—	—	2	—
38	40	41	40	43	45	56
—	—	1	3	—	18	—

310	892	5,590	3,138	1,276	5,387	681
(127)	(264)	(492)	(56)	(334)	(1,704)	(205)

183	628	5,098	3,082	942	3,683	476

773	2,674	24,798	13,417	4,208	19,346	2,469

354	1,505	29,910	7,985	1,117	(3,169)	(984)
—	—	(63)	—	(7)	10	—
—	—	(1,783)	—	(599)	(2,488)	—
(10)	(35)	(939)	(1,867)	73	1,887	—
—	—	987	—	157	255	—
—	—	(2,932)	1,306	(240)	(3,013)	—

654	198	(6,289)	1,855	(1,398)	(6,643)	(2,255)
—	—	(31)	—	(5)	11	—
—	—	1,388	—	296	1,583	—
6	—	2	(293)	95	209	—
—	—	(689)	—	(110)	(161)	—
—	—	92	(936)	6	1,071	—

1,004	1,668	19,653	8,050	(615)	(10,448)	(3,239)

$1,777	$4,342	$44,451	$21,467	$3,593	$8,898	$(770)

See notes to financial statements.

Annual Report   119

Statements of Operations continued

Period ended October 31, 2020

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 25,670	$ 1,601	$ 2,306
Dividend income	7	—	30
Dividend income from affiliated investment (Note 2)	97	—	9
Income from securities lending	49	—	2
Foreign tax withholdings	(1)	—	—

Investment Income	25,822	1,601	2,347

EXPENSES:
Investment advisory fees (Note 3)	1,532	196	284
Administration fees (Note 3)	657	92	142
Shareholder servicing fees	152	28	64
Distribution fees (Note 3)	—	—	—
Custodian fees	38	8	23
Transfer agent fees	34	15	17
Registration and filing fees	31	2	28
Trustee fees and expenses	59	8	12
Printing and mailing costs	18	26	5
Loan commitment fees	7	1	1
Legal fees	10	41	2
Publication expense	11	2	3
Pricing fees	32	15	36
Fund accounting fees	60	19	22
Insurance	10	1	2
Audit fees	45	46	40
Interest expense	—	—	—
Other expenses	4	—	—

Gross Expenses	2,700	500	681
Expense subsidy (Note 3)	—	(175)	(179)

Net Expenses	2,700	325	502

Net Investment Income	23,122	1,276	1,845

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(3,198)	1,109	611
Foreign currency transactions	28	—	(1)
Forward foreign exchange contracts	(442)	—	(390)
Affiliated investments	4	—	—
Futures contracts	—	(6)	(3)
Written option contracts	—	—	—
Swap contracts	(34)	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	(2,824)	(145)	158
Translation of assets and liabilities in foreign currencies	(1)	—	—
Forward foreign exchange contracts	247	—	110
Affiliated investments	4	—	—
Futures contracts	—	—	49
Written option contracts	—	—	(24)
Swap contracts	300	—	64

Net Realized and Unrealized Gains (Losses)	(5,916)	958	574

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 17,206	$ 2,234	$ 2,419

See notes to financial statements.

120   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$3,323	$59,429	$10,301	$2,149	$2,245
52	—	—	—	37,346
66	114	35	10	101
3	38	—	15	41
(28)	—	(191)	—	(161)

3,416	59,581	10,145	2,174	39,572

463	4,597	1,013	330	6,820
232	1,532	253	62	2,046
238	458	16	—	346
—	151	—	—	38
49	123	99	27	93
25	183	19	24	94
33	103	31	29	78
20	140	24	6	186
8	54	5	4	70
2	16	3	1	21
4	25	4	1	32
4	27	5	2	30
52	29	20	17	4
29	128	30	16	162
3	23	5	1	31
40	46	45	45	38
1	29	—	—	3
2	—	—	3	6

1,205	7,664	1,572	568	10,098
(123)	(277)	—	(214)	(733)

1,082	7,387	1,572	354	9,365

2,334	52,194	8,573	1,820	30,207

3,106	(19,276)	(20,085)	97	(2,759)
(1,704)	(581)	(779)	(17)	97
(384)	2,077	(1,012)	67	(2,165)
—	—	—	—	—
(38)	—	—	(37)	—
126	—	—	—	—
(221)	7,522	181	(19)	—
1,297	(41,318)	(3,904)	1	(130,603)
(14)	(59)	75	1	(7)
1,210	2,842	(607)	(1)	1,601
(57)	—	—	—	—
(165)	—	—	4	—
(88)	—	—	—	—
66	(1,820)	(295)	(80)	—

3,134	(50,613)	(26,426)	16	(133,836)

$5,468	$1,581	$(17,853)	$1,836	$(103,629)

See notes to financial statements.

Annual Report   121

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,579	$5,701	$14,671	$21,097
Net realized gains (losses)	16	3	(229)	824
Change in net unrealized appreciation/(depreciation)	—	—	1,233	2,618
Change in Net Assets Resulting from Operations	1,595	5,704	15,675	24,539

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(1,606)	(5,685)	(15,044)	(21,404)
Institutional Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,606)	(5,685)	(15,044)	(21,404)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	34,344,324	30,628,042	1,178,243	578,559
Institutional Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	367	1,306	14,818	20,949
Institutional Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(34,268,040)	(30,684,406)	(757,823)	(603,819)
Institutional Class	—	—	—	—
Change in Net Assets from Capital Transactions	76,651	(55,058)	435,238	(4,311)
Total Change in Net Assets	76,640	(55,039)	435,869	(1,176)

NET ASSETS:
Beginning of period	274,957	329,996	783,645	784,821
End of period	$351,597	$274,957	$1,219,514	$783,645

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	274,926	329,984	82,556	82,941
Shares sold	34,344,324	30,628,042	124,443	61,169
Shares issued in reinvestment of distributions	367	1,306	1,569	2,212
Shares redeemed	(34,268,040)	(30,684,406)	(80,221)	(63,766)
Change in shares outstanding	76,651	(55,058)	45,791	(385)
Outstanding shares at end of period	351,577	274,926	128,347	82,556

Institutional Class
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	797,979	401,043
Sale of investments (excluding government)	—	—	379,249	384,994
Purchase of government securities	—	—	182,067	149,584
Sale of government securities	—	—	162,500	150,383

See notes to financial statements.

122   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2020	2019	2020	2019	2020	2019	2020	2019

$25,516	$33,581	$773	$866	$2,674	$3,844	$24,798	$31,337
17,426	6,428	344	16	1,470	(215)	25,180	14,277
(1,860)	20,323	660	1,050	198	8,456	(5,527)	53,641
41,082	60,332	1,777	1,932	4,342	12,085	44,451	99,255

—	—	—	—	—	—	(1,005)	(896)
(26,184)	(33,502)	(1,001)	(1,083)	(3,703)	(4,848)	(14,865)	(20,170)
—	—	—	—	—	—	(10,915)	(9,684)

—	—	—	—	—	—	—	(55)
—	(300)	—	—	—	—	—	(1,228)
—		—	—	—	—	—	(590)
(26,184)	(33,802)	(1,001)	(1,083)	(3,703)	(4,848)	(26,785)	(32,623)

—	—	—	—	—	—	11,434	14,905
631,230	928,404	11,759	4,871	26,570	22,301	114,687	141,231
—	—	—	—	—	—	492,322	21,714

—	—	—	—	—	—	1,001	949
25,016	31,948	980	1,079	3,344	4,407	13,050	19,155
—	—	—	—	—	—	10,914	10,274

—	—	—	—	—	—	(6,521)	(8,710)
(661,199)	(676,153)	(5,456)	(5,176)	(40,499)	(60,883)	(244,767)	(113,019)
—	—	—	—	—	—	(74,582)	(24,861)
(4,953)	284,199	7,283	774	(10,585)	(34,175)	317,538	61,638
9,945	310,729	8,059	1,623	(9,946)	(26,938)	335,204	128,270

1,523,037	1,212,308	39,301	37,678	132,455	159,393	1,058,597	930,327
$1,532,982	$1,523,037	$47,360	$39,301	$122,509	$132,455	$1,393,801	$1,058,597

—	—	—	—	—	—	3,585	2,929
—	—	—	—	—	—	1,046	1,404
—	—	—	—	—	—	92	90
—	—	—	—	—	—	(601)	(838)
—	—	—	—	—	—	537	656
—	—	—	—	—	—	4,122	3,585

150,787	122,291	3,798	3,725	14,058	17,774	63,832	59,268
62,314	92,867	1,120	472	2,806	2,412	10,462	13,533
2,475	3,188	93	105	353	476	1,189	1,813
(65,575)	(67,559)	(520)	(504)	(4,277)	(6,604)	(22,558)	(10,782)
(786)	28,496	693	73	(1,118)	(3,716)	(10,907)	4,564
150,001	150,787	4,491	3,798	12,940	14,058	52,925	63,832

—	—	—	—	—	—	29,745	29,076
—	—	—	—	—	—	44,255	2,060
—	—	—	—	—	—	994	974
—	—	—	—	—	—	(6,738)	(2,365)
—	—	—	—	—	—	38,511	669
—	—	—	—	—	—	68,256	29,745

733,040	583,346	—	1,874	—	518	525,058	263,243
603,129	314,877	785	738	446	42	382,458	289,966
2,304,470	2,013,561	26,809	17,118	43,215	35,449	1,039,794	646,699
2,422,965	1,987,024	19,455	17,620	53,812	67,024	951,342	598,239

See notes to financial statements.

Annual Report   123

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$13,417	$13,637	$4,208	$5,990
Net realized gains (losses)	7,424	2,162	501	2,293
Change in net unrealized appreciation/(depreciation)	626	38,130	(1,116)	5,484
Change in Net Assets Resulting from Operations	21,467	53,929	3,593	13,767
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(13,669)	(13,755)	(2,863)	(4,006)
SI Class	—	—	(1,518)	(1,671)
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	—	(297)
Sl Class	—	—	—	(124)
Change in Net Assets from Distributions to Shareholders	(13,669)	(13,755)	(4,381)	(6,098)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	177,669	229,384	7,047	14,037
SI Class	—	—	—	97
Reinvestment of distributions:
Investor Class	12,767	12,830	2,782	4,218
SI Class	—	—	1,500	1,775
Cost of fund shares redeemed:
Investor Class	(181,486)	(117,893)	(39,424)	(55,012)
SI Class	—	—	(1,535)	(13,045)
Change in Net Assets from Capital Transactions	8,950	124,321	(29,630)	(47,930)
Total Change in Net Assets	16,748	164,495	(30,418)	(40,261)
NET ASSETS:
Beginning of period	463,203	298,708	164,633	204,894
End of period	$479,951	$463,203	$134,215	$164,633

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	39,474	28,093	11,322	15,026
Shares sold	14,980	20,757	697	1,413
Shares issued in reinvestment of distributions	1,081	1,147	276	423
Shares redeemed	(15,662)	(10,523)	(4,035)	(5,540)
Change in shares outstanding	399	11,381	(3,062)	(3,704)
Outstanding shares at end of period	39,873	39,474	8,260	11,322

SI Class:
Outstanding shares at beginning of period	—	—	4,811	5,944
Shares sold	—	—	—	10
Shares issued in reinvestment of distributions	—	—	149	178
Shares redeemed	—	—	(158)	(1,321)
Change in shares outstanding	—	—	(9)	(1,133)
Outstanding shares at end of period	—	—	4,802	4,811

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	272,593	312,422	64,071	70,602
Sale of investments (excluding government)	268,141	190,827	75,981	107,737
Purchase of government securities	—	—	25,921	56,173
Sale of government securities	—	—	40,736	69,589

See notes to financial statements.

124   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Social Impact Fund
2020	2019	2020	2019	2020	2019	2020	2019

$19,346	$14,225	$2,469	$4,788	$23,122	$24,244	$1,276	$1,459
(6,518)	2,229	(984)	(855)	(3,642)	(3,560)	1,103	1,289
(3,930)	5,151	(2,255)	(82)	(2,274)	23,218	(145)	2,439
8,898	21,605	(770)	3,851	17,206	43,902	2,234	5,187

—	—	—	—	—	—	—	—
(3,152)	(3,909)	(699)	(1,188)	(23,451)	(24,421)	(2,559)	(1,545)
(16,949)	(11,096)	(1,799)	(3,758)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	(1)	—	—	—	—
(20,101)	(15,005)	(2,498)	(4,947)	(23,451)	(24,421)	(2,559)	(1,545)

84,527	30,773	2,932	5,870	203,007	83,758	9,466	4,444
257,326	491,559	1,730	14,800	—	—	—	—

3,123	3,852	679	1,155	21,599	22,354	2,179	1,351
16,307	10,431	1,448	3,065	—	—	—	—

(82,938)	(16,803)	(5,012)	(35,823)	(133,571)	(135,126)	(9,098)	(4,711)
(87,072)	(27,041)	(8,220)	(67,389)	—	—	—	—
191,273	492,771	(6,443)	(78,322)	91,035	(29,014)	2,547	1,084
180,070	499,371	(9,711)	(79,418)	84,790	(9,533)	2,222	4,726

638,626	139,255	76,886	156,304	440,406	449,939	61,866	57,140
$818,696	$638,626	$67,175	$76,886	$525,196	$440,406	$64,088	$61,866

12,360	10,581	2,220	5,183	67,422	71,958	5,824	5,723
9,072	3,084	315	592	31,897	13,100	898	426
319	387	71	117	3,423	3,506	209	131
(8,411)	(1,692)	(548)	(3,672)	(21,323)	(21,142)	(875)	(456)
980	1,779	(162)	(2,963)	13,997	(4,536)	232	101
13,340	12,360	2,058	2,220	81,419	67,422	6,056	5,824

51,092	3,446	5,547	10,549	—	—	—	—
25,730	49,299	179	1,493	—	—	—	—
1,667	1,042	153	311	—	—	—	—
(9,344)	(2,695)	(876)	(6,806)	—	—	—	—
18,053	47,646	(544)	(5,002)	—	—	—	—
69,145	51,092	5,003	5,547	—	—	—	—

523,552	509,432	35,328	28,934	594,617	311,486	123,452	74,409
327,428	175,166	43,419	106,023	522,438	349,198	122,703	74,781
107,573	246,113	300	605	5,800	3,336	987	3,421
114,591	137,854	—	717	—	2,021	1,036	3,565

See notes to financial statements.

Annual Report   125

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,845	$2,558	$2,334	$2,439
Net realized gains (losses)	217	(73)	885	2,643
Change in net unrealized appreciation/(depreciation)	357	1,610	2,249	6,679
Change in Net Assets Resulting from Operations	2,419	4,095	5,468	11,761
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(1,832)	(2,542)	(4,236)	(6,618)
SI Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	(59)	(24)	—	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,891)	(2,566)	(4,236)	(6,618)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	45,171	11,634	68,961	23,553
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	1,880	2,521	4,189	6,520
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(42,296)	(18,393)	(32,695)	(25,832)
SI Class	—	—	—	—
Change in Net Assets from Capital Transactions	4,755	(4,238)	40,455	4,241
Total Change in Net Assets	5,283	(2,709)	41,687	9,384
NET ASSETS:
Beginning of period	91,028	93,737	138,387	129,003
End of period	$96,311	$91,028	$180,074	$138,387

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	9,069	9,496	14,973	14,517
Shares sold	4,529	1,166	7,475	2,607
Shares issued in reinvestment of distributions	188	253	458	745
Shares redeemed	(4,252)	(1,846)	(3,600)	(2,896)
Change in shares outstanding	465	(427)	4,333	456
Outstanding shares at end of period	9,534	9,069	19,306	14,973

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	65,144	35,415	120,482	79,017
Sale of investments (excluding government)	63,540	39,366	96,146	83,594
Purchase of government securities	127,621	59,955	40,215	15,888
Sale of government securities	118,182	65,851	40,478	7,299

See notes to financial statements.

126   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2020	2019	2020	2019	2020	2019	2020	2019

$52,194	$61,806	$8,573	$12,256	$1,820	$2,141	$30,207	$30,980
(10,258)	(27,198)	(21,695)	(9,099)	91	96	(4,827)	42,383
(40,355)	102,589	(4,731)	27,242	(75)	1,662	(129,009)	113,907
1,581	137,197	(17,853)	30,399	1,836	3,899	(103,629)	187,270

(2,835)	(3,619)	—	—	—	—	(737)	(388)
(16,160)	(23,428)	—	(5,008)	(152)	(201)	(25,072)	(14,582)
(31,855)	(34,617)	—	—	(1,575)	(1,936)	(42,324)	(21,989)

—	—	—	—	—	—	(26)	—
—	—	(8,579)	(7,295)	(8)	—	(884)	—
—	—	—	—	(79)	—	(1,492)	—
(50,850)	(61,664)	(8,579)	(12,303)	(1,814)	(2,137)	(70,535)	(36,959)

14,201	10,268	—	—	—	—	6,231	7,320
129,084	173,155	8,840	43,549	75	526	108,313	78,714
238,366	306,044	—	—	15,287	900	252,772	74,819

2,778	3,574	—	—	—	—	748	381
13,754	20,123	7,525	9,838	160	201	24,305	13,592
29,860	34,514	—	—	1,534	1,758	38,047	18,966

(28,311)	(33,102)	—	—	—	—	(7,393)	(6,998)
(239,834)	(215,052)	(78,089)	(59,093)	(77)	(1,428)	(157,248)	(57,584)
(173,797)	(595,391)	—	—	(14,318)	(8,634)	(74,071)	(76,443)
(13,899)	(295,867)	(61,724)	(5,706)	2,661	(6,677)	191,704	52,767
(63,168)	(220,334)	(88,156)	12,390	2,683	(4,915)	17,540	203,078

1,058,610	1,278,944	216,368	203,978	40,506	45,421	1,395,910	1,192,832
$995,442	$1,058,610	$128,212	$216,368	$43,189	$40,506	$1,413,450	$1,395,910

4,937	6,461	—	—	—	—	885	839
1,071	761	—	—	—	—	373	429
214	271	—	—	—	—	43	24
(2,199)	(2,556)	—	—	—	—	(456)	(407)
(914)	(1,524)	—	—	—	—	(40)	46
4,023	4,937	—	—	—	—	845	885

30,158	31,896	33,265	34,161	368	439	31,449	29,385
9,756	13,131	1,436	6,944	8	55	6,797	4,667
1,053	1,523	1,252	1,560	17	20	1,399	835
(19,218)	(16,392)	(14,006)	(9,400)	(8)	(146)	(9,364)	(3,438)
(8,409)	(1,738)	(11,318)	(896)	17	(71)	(1,168)	2,064
21,749	30,158	21,947	33,265	385	368	30,281	31,449

42,924	62,550	—	—	3,680	4,291	44,568	43,382
19,072	23,988	—	—	1,519	92	15,025	4,450
2,308	2,628	—	—	156	180	2,203	1,163
(13,373)	(46,242)	—	—	(1,426)	(883)	(4,462)	(4,427)
8,007	(19,626)	—	—	249	(611)	12,766	1,186
50,931	42,924	—	—	3,929	3,680	57,334	44,568

799,264	768,598	87,107	126,685	43,421	37,503	961,458	662,247
783,937	802,994	145,584	127,466	41,313	41,833	842,974	620,968
—	—	—	—	528	215	—	—
—	—	—	—	332	—	—	—

See notes to financial statements.

Annual Report   127

Notes to Financial Statements

October 31, 2020

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. The California Municipal Income Fund changed its name to the California Municipal Social Impact Fund. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

128   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Social Impact Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Annual Report   129

Notes to Financial Statements continued

Repurchase Agreements

The Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract

130   Payden Mutual Funds

(“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered

Annual Report   131

Notes to Financial Statements continued

call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2020 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Interest rate[1]	32	—
Foreign currency[2,3]	301	(58)

Total	333	(58)

Low Duration
Interest rate[1]	1,067	(57)
Foreign currency[2,3]	82	(36)

Total	1,149	(93)

Core Bond
Credit[1]	92	—
Interest rate[1]	931	(1,238)
Foreign currency[2,3]	755	(20)

Total	1,778	(1,258)

Corporate Bond
Credit[1]	—	(907)
Interest rate[1]	296	(502)

Total	296	(1,409)

Strategic Income
Credit[1]	6	—
Interest rate[1]	20	(9)
Foreign currency[2,3]	167	(5)

Total	193	(14)

Absolute Return Bond
Credit[1]	14	—
Interest rate[1]	1,154	(183)
Foreign currency[2,3]	1,263	(8)

Total	2,431	(191)

High Income
Interest rate[1]	1,211	(70)
Foreign currency[2,3]	134	(6)

Total	1,345	(76)

Global Low Duration
Interest rate[1]	80	(5)
Foreign currency[2,3]	93	(9)

Total	173	(14)

Global Fixed Income
Interest rate[1]	249	(272)
Foreign currency[2,3]	519	(345)

Total	768	(617)

Emerging Markets Bond
Credit[1]	—	(535)
Equity[4]	351	—
Foreign currency[2,3]	2,859	(1,647)

Total	3,210	(2,182)

Emerging Markets Local Bond
Equity[4]	44	—
Interest rate[1]	—	(13)
Foreign currency[2,3]	573	(1,218)

Total	617	(1,231)

132   Payden Mutual Funds

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Emerging Markets Corporate Bond
Credit[1]	—	(16)
Equity[4]	15	—
Interest rate[1]	4	—
Foreign currency[2,3]	16	(42)

Total	35	(58)

Equity Income
Foreign currency[2,3]	633	(165)

Statement of Assets and Liabilities location:

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Includes options purchased at fair value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2020 (000s)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Interest rate	$(57)	—	—	—	$(57)
Foreign exchange	—	$912	—	—	912

Total	(57)	912	—	—	855

Low Duration
Interest rate	2,223	—	—	$(8)	2,215

U.S. Government
Interest rate	(10)	—	—	—	(10)

GNMA
Interest rate	(35)	—	—	—	(35)

Core Bond
Credit	—	—	—	(2,932)	(2,932)
Interest rate	(939)	—	$(284)	—	(1,223)
Foreign exchange	—	(1,783)	—	—	(1,783)

Total	(939)	(1,783)	(284)	(2,932)	(5,938)

Corporate Bond
Credit	—	—	—	1,306	1,306
Interest rate	(1,867)	—	—	—	(1,867)

Total	(1,867)	—	—	1,306	(561)

Strategic Income
Credit	—	—	—	(240)	(240)
Interest rate	73	—	(45)	—	28
Foreign exchange	—	(599)	—	—	(599)

Total	73	(599)	(45)	(240)	(811)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Absolute Return Bond
Credit	—	—	—	$(3,050)	$(3,050)
Equity	—	—	$168	—	168
Interest rate	$1,887	—	—	37	1,924
Foreign exchange	—	$(2,488)	—	—	(2,488)

Total	1,887	(2,488)	168	(3,013)	(3,446)

High Income
Credit	—	—	—	5	5
Interest rate	—	—	—	(39)	(39)
Foreign exchange	—	(442)	—	—	(442)

Total	—	(442)	—	(34)	(476)

California Municipal Social Impact
Interest rate	(6)	—	—	—	(6)

Global Low Duration
Interest rate	(3)	—	(26)	—	(29)
Foreign exchange	—	(390)	—	—	(390)

Total	(3)	(390)	(26)	—	(419)

Global Fixed Income
Credit	—	—	—	(242)	(242)
Interest rate	(38)	—	(36)	21	(53)
Foreign exchange	—	(384)	—	—	(384)

Total	(38)	(384)	(36)	(221)	(679)

Emerging Markets Bond
Credit	—	—	—	6,499	6,499
Interest rate	—	—	—	1,023	1,023
Foreign exchange	—	2,077	—	—	2,077

Total	—	2,077	—	7,522	9,599

Emerging Markets Local Bond
Interest rate	—	—	—	181	181
Foreign exchange	—	(1,012)	—	—	(1,012)

Total	—	(1,012)	—	181	(831)

Emerging Markets Corporate Bond
Credit	—	—	—	(82)	(82)
Interest rate	(37)	—	—	63	26
Foreign exchange	—	67	—	—	67

Total	(37)	67	—	(19)	11

Equity Income
Foreign exchange	—	(2,165)	—	—	(2,165)

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

Annual Report   133

Notes to Financial Statements continued

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2020 (000s)

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Interest rate	$32	—	—	—	$32
Foreign exchange	—	$747	—	—	747

Total	32	747	—	—	779

Low Duration
Interest rate	404	—	—	$1,043	1,447
Foreign exchange	—	46	—	—	46

Total	404	46	—	1,043	1,493

U.S. Government
Interest rate	6	—	—	—	6

Core Bond
Credit	—	—	—	92	92
Interest rate	2	—	$211	—	213
Foreign exchange	—	1,388	—	—	1,388

Total	2	1,388	211	92	1,693

Corporate Bond
Credit	—	—	—	(936)	(936)
Interest rate	(293)	—	—	—	(293)

Total	(293)	—	—	(936)	(1,229)

Strategic Income
Credit	—	—	—	6	6
Interest rate	95	—	34	—	129
Foreign exchange	—	296	—	—	296

Total	95	296	34	6	431

Absolute Return Bond
Credit	—	—	—	200	200
Equity	—	—	49	—	49
Interest rate	209	—	18	871	1,098
Foreign exchange	—	1,583	—	—	1,583

Total	209	1,583	67	1,071	2,930

High Income
Interest rate	—	—	—	300	300
Foreign exchange	—	247	—	—	247

Total	—	247	—	300	547

Global Low Duration
Interest rate	49	—	29	64	142
Foreign exchange	—	110	—	—	110

Total	49	110	29	64	252

Global Fixed Income
Credit	—	—	—	16	16
Interest rate	(165)	—	26	50	(89)
Foreign exchange	—	1,210	—	—	1,210

Total	(165)	1,210	26	66	1,137

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Emerging Markets Bond
Credit	—	—	—	$(535)	$(535)
Equity	—	—	$94	—	94
Interest rate	—	—	—	(1,285)	(1,285)
Foreign exchange	—	$2,842	—	—	2,842

Total	—	2,842	94	(1,820)	1,116

Emerging Markets Local Bond
Equity	—	—	11	—	11
Interest rate	—	—	—	(295)	(295)
Foreign exchange	—	(607)	—	—	(607)

Total	—	(607)	11	(295)	(891)

Emerging Markets Corporate Bond
Credit	—	—	—	(16)	(16)
Equity	—	—	4	—	4
Interest rate	$4	—	—	(64)	(60)
Foreign exchange	—	(1)	—	—	(1)

Total	4	(1)	4	(80)	(73)

Equity Income
Foreign exchange	—	1,601	—	—	1,601

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2020 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	4%	0%	0%	0%
Low Duration	0%	0%	3%	0%
Core Bond	4%	0%	0%	0%
Corporate Bond	0%	1%	0%	0%
Strategic Income	7%	2%	0%	0%
Absolute Return Bond	9%	0%	6%	0%
High Income	2%	0%	1%	0%
Global Low Duration	4%	0%	3%	0%
Global Fixed Income	67%	0%	1060%	0%
Emerging Markets Bond	15%	2%	0%	0%
Emerging Markets Local Bond	33%	0%	14%	0%
Emerging Markets Corporate Bond	5%	1%	13%	0%
Equity Income	3%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in

134   Payden Mutual Funds

the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/ pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

Annual Report   135

Notes to Financial Statements continued

At October 31, 2020, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Emerging Markets Local Bond
Derivative Financial Instruments:
Centrally Cleared Swaps	—	$1
Forward Currency Contracts	$573	1,218
Options Purchased[1]	44	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	617	1,219

Derivatives not subject to a MNA	(44)	(1)

Total derivative assets and liabilities subject to a MNA	$573	$1,218

[1]	Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2020 (000s):

Emerging Markets Local Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$368	$(146)	—	—	$222
HSBC Bank USA, N.A.	205	(205)	—	—	—

Total	$573	$(351)	—	—	$222

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities
Barclays Bank PLC	$146	$(146)	—	—	—
HSBC Bank USA, N.A.	1,072	(205)	—	$(867)	—

Total	$1,218	$(351)	—	$(867)	—

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Excess of collateral pledged from an individual counterparty may not be shown for financial reporting purposes.

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

136   Payden Mutual Funds

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Social Impact Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2020, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2020, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Annual Report   137

Notes to Financial Statements continued

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Social Impact Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations.

The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2019	Purchases	Sales	Dividends	Value October 31, 2020	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money Market Fund
Limited Maturity	$5,223,343	$611,962,674	$607,292,299	$75,089	$9,893,718	—	—
Low Duration	6,475,496	716,750,817	720,660,712	61,704	2,565,601	—	—
U.S. Government	203,634	43,448,603	41,794,507	9,248	1,857,730	—	—
GNMA	673,188	90,754,362	89,075,295	14,263	2,352,255	—	—
Core Bond	6,282,790	521,410,958	511,978,133	44,701	15,715,615	—	—
Corporate Bond	11,130,485	218,031,528	217,448,936	46,040	11,713,077	—	—
Strategic Income	1,548,218	69,346,948	68,855,172	12,352	2,039,994	—	—
Absolute Return Bond	9,825,615	418,711,430	422,623,770	51,665	5,913,275	—	—
Floating Rate	4,471,402	29,599,646	29,164,328	49,631	4,906,720	—	—
High Income	28,403,427	357,804,843	353,186,995	96,780	33,021,275	—	—
Global Low Duration	1,405,366	94,586,946	95,236,168	8,639	756,144	—	—
Global Fixed Income	878,062	100,346,298	91,375,557	15,881	9,848,803	—	—
Emerging Markets
Bond	22,852,478	519,294,062	519,041,229	114,121	23,105,311	—	—
Emerging Markets
Local Bond	3,703,188	64,260,385	66,368,226	35,324	1,595,347	—	—
Emerging Markets
Corporate Bond	3,603,691	21,052,831	23,081,133	10,484	1,575,389	—	—
Equity Income	26,643,174	562,840,863	521,961,690	101,086	67,522,347	—	—
Investments in Floating Rate Fund — SI Class
High Income	2,043,871	—	2,052,129	—	—	$4,129	$4,129
Global Fixed Income	1,452,352	—	—	50,201	1,395,138	—	(57,214)

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. The following Funds had custodian credits during the period ended October 31, 2020 (000s):

Cash Reserves Money Market	$1
Limited Maturity	3
Corporate Bond	2
High Income	1

Emerging Markets Bond	2
Emerging Markets Local Bond	1
Equity Income	2

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

138   Payden Mutual Funds

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

The Funds adopted FASB Accounting Standards Update (“ASU”) 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities to amend the amortization period for certain callable debt securities purchased at a premium. Under the new standard, the Funds changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning after the fiscal year ended October 31, 2019. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (deficit) or the net asset value of the Funds.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Funds’ financial statements.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class
	Between $0–500 Million	Between $0.5–1 Billion	Between $1–2 Billion	Over $2 Billion	Expense Guarantee	Current Voluntary Expense Limit	Current Voluntary Expense Limit	3 Year Deferred Expense Subsidy
								FY 2018	FY 2019	FY 2020
Cash Reserves Money
Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$459,206	$356,789	$425,137
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	n/a	2,413,311	2,419,489	2,779,713
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	1,233,072	1,537,992	1,421,862
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	156,901	113,838	127,100
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	n/a	359,812	267,982	264,362
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	172,909	377,482	492,210
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	n/a	143,962	—	56,398
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.55%	356,122	372,006	334,464
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.47%	233,184	906,573	1,703,932
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	267,525	235,705	204,662
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	n/a	—	—	—
California Municipal Social Impact	0.32%	0.32%	0.25%	0.25%	0.80%	0.53%	n/a	86,089	101,892	174,738
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	144,641	144,077	178,826
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	n/a	95,623	95,259	123,205
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	395,095	219,014	276,554
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	n/a	—	—	—
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	193,589	196,502	213,678
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	571,830	680,157	732,844

Annual Report   139

Notes to Financial Statements continued

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2021 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.

Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreement	—	—	$137,000	—	—	—	$137,000
U.S. Government	—	—	51,409	—	—	—	51,409
U.S. Treasury	—	—	144,821	—	—	—	144,821
Investment Company	$8,553	—	—	—	—	—	8,553

140   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Asset Backed	—	—	$405,036	—	—	—	$405,036
Commercial Paper	—	—	11,747	—	—	—	11,747
Corporate Bond	—	—	531,802	—	—	—	531,802
Foreign Government	—	—	11,553	—	—	—	11,553
Mortgage Backed	—	—	119,158	—	—	—	119,158
Municipal	—	—	1,379	—	—	—	1,379
U.S. Government	—	—	149,660	—	—	—	149,660
Investment Company	$9,894	—	—	—	—	—	9,894

Low Duration
Asset Backed	—	—	427,120	—	—	—	427,120
Commercial Paper	—	—	8,000	—	—	—	8,000
Corporate Bond	—	—	565,450	—	—	—	565,450
Foreign Government	—	—	8,111	—	—	—	8,111
Mortgage Backed	—	—	245,689	—	—	—	245,689
U.S. Government	—	—	270,691	—	—	—	270,691
Investment Company	2,566	—	—	—	—	—	2,566

U.S. Government
Asset Backed	—	—	1,096	—	—	—	1,096
Mortgage Backed	—	—	47,308	—	—	—	47,308
U.S. Government	—	—	3,174	—	—	—	3,174
Investment Company	1,858	—	—	—	—	—	1,858

GNMA
Mortgage Backed	—	—	166,067	—	—	—	166,067
U.S. Government	—	—	3,530	—	—	—	3,530
Investment Company	2,352	—	—	—	—	—	2,352

Core Bond
Asset Backed	—	—	84,118	—	—	—	84,118
Bank Loans	—	—	26,402	—	—	—	26,402
Commercial Paper	—	—	5,200	—	—	—	5,200
Corporate Bond	—	—	521,105	—	—	—	521,105
Foreign Government	—	—	29,222	—	—	—	29,222
Mortgage Backed	—	—	421,901	—	—	—	421,901
Municipal	—	—	25,505	—	—	—	25,505
U.S. Government	—	—	412,070	—	—	—	412,070
Investment Company	15,716	—	—	—	—	—	15,716

Annual Report   141

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Corporate Bond
Corporate Bond	—	—	$454,726	—	—	—	$454,726
Foreign Government	—	—	1,919	—	—	—	1,919
Municipal	—	—	9,790	—	—	—	9,790
Investment Company	$11,713	—	—	—	—	—	11,713

Strategic Income
Asset Backed	—	—	13,921	—	—	—	13,921
Bank Loans	—	—	4,680	—	—	—	4,680
Corporate Bond	—	—	66,501	—	—	—	66,501
Foreign Government	—	—	6,702	—	—	—	6,702
Mortgage Backed	—	—	20,294	—	—	—	20,294
Municipal	—	—	5,652	—	—	—	5,652
U.S. Government	—	—	15,773	—	—	—	15,773
Preferred Stock	95	—	—	—	—	—	95
Investment Company	2,040	—	—	—	—	—	2,040

Absolute Return Bond
Asset Backed	—	—	245,595	—	—	—	245,595
Bank Loans	—	—	14,192	—	—	—	14,192
Corporate Bond	—	—	235,147	—	—	—	235,147
Foreign Government	—	—	46,028	—	—	—	46,028
Mortgage Backed	—	—	225,262	—	—	—	225,262
U.S. Government	—	—	46,085	—	—	—	46,085
Investment Company	5,913	—	—	—	—	—	5,913

Floating Rate
Asset Backed	—	—	1,121	—	—	—	1,121
Bank Loans	—	—	53,970	—	—	—	53,970
Corporate Bond	—	—	3,227	—	—	—	3,227
Mortgage Backed	—	—	4,329	—	—	—	4,329
Investment Company	4,907	—	—	—	—	—	4,907

High Income
Asset Backed	—	—	3,932	—	—	—	3,932
Bank Loans	—	—	21,556	—	—	—	21,556
Corporate Bond	—	—	450,570	—	—	—	450,570
Mortgage Backed	—	—	15,845	—	—	—	15,845
Investment Company	33,021	—	—	—	—	—	33,021

142   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
California Municipal Social Impact
Corporate Bond	—	—	$1,572	—	—	—	$1,572
Municipal	—	—	60,258	—	—	—	60,258

Global Low Duration
Asset Backed	—	—	28,663	—	—	—	28,663
Corporate Bond	—	—	39,985	—	—	—	39,985
Foreign Government	—	—	2,538	—	—	—	2,538
Mortgage Backed	—	—	11,936	—	—	—	11,936
U.S. Government	—	—	12,215	—	—	—	12,215
Investment Company	$756	—	—	—	—	—	756

Global Fixed Income
Asset Backed	—	—	19,355	—	—	—	19,355
Bank Loans	—	—	2,296	—	—	—	2,296
Corporate Bond	—	—	51,841	—	—	—	51,841
Foreign Government	—	—	67,012	—	—	—	67,012
Mortgage Backed	—	—	25,903	—	—	—	25,903
U.S. Government	—	—	12,714	—	—	—	12,714
Investment Company	11,244	—	—	—	—	—	11,244

Emerging Markets Bond
Corporate Bond	—	—	324,379	—	—	—	324,379
Foreign Government	—	—	657,708	—	—	—	657,708
Purchased Options	351	—	—	—	—	—	351
Investment Company	23,105	—	—	—	—	—	23,105

Emerging Markets Local Bond
Corporate Bond	—	—	24,711	—	—	—	24,711
Foreign Government	—	—	100,628	—	—	—	100,628
Options Purchased	44	—	—	—	—	—	44
Investment Company	1,595	—	—	—	—	—	1,595

Emerging Markets Corporate Bond
Bank Loans	—	—	1,284	—	—	—	1,284
Corporate Bond	—	—	37,292	—	—	—	37,292
Foreign Government	—	—	1,831	—	—	—	1,831
Mortgage Backed	—	—	1,274	—	—	—	1,274
Options Purchased	15	—	—	—	—	—	15
Investment Company	1,575	—	—	—	—	—	1,575

Annual Report   143

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Equity Income
Corporate Bond	—	—	$30,040	—	—	—	$30,040
Common Stock	$1,209,512	—	—	—	—	—	1,209,512
Preferred Stock	14,566	—	—	—	—	—	14,566
Real Estate Investment Trust	96,760	—	—	—	—	—	96,760
Investment Company	67,522	—	—	—	—	—	67,522

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$301	$(58)	—	—	$243
Futures	$32	—	—	—	—	—	32

Low Duration
Forward currency contracts	—	—	82	(36)	—	—	46
Futures	279	$(51)	—	—	—	—	228
Swaps	—	—	788	(6)	—	—	782

Core Bond
Forward currency contracts	—	—	755	(20)	—	—	735
Futures	931	(1,238)	—	—	—	—	(307)
Swaps	—	—	92	—	—	—	92

Corporate Bond
Futures	296	(502)	—	—	—	—	(206)
Swaps	—	—	—	(907)	—	—	(907)

Strategic Income
Forward currency contracts	—	—	167	(5)	—	—	162
Futures	20	(9)	—	—	—	—	11
Swaps	—	—	6	—	—	—	6

Absolute Return
Forward currency contracts	—	—	1,263	(8)	—	—	1,255
Futures	447	(183)	—	—	—	—	264
Swaps	—	—	721	—	—	—	721

144   Payden Mutual Funds

	Other Financial Instruments [1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
High Income
Forward currency contracts	—	—	$134	$(6)	—	—	$128
Swaps	—	—	1,211	(70)	—	—	1,141

Global Low Duration
Forward currency contracts	—	—	93	(9)	—	—	84
Futures	$32	$(5)	—	—	—	—	27
Swaps	—	—	48	—	—	—	48

Global Fixed Income
Forward currency contracts	—	—	519	(345)	—	—	174
Futures	132	(170)	—	—	—	—	(38)
Swaps	—	—	117	(102)	—	—	15

Emerging Markets Bond
Forward currency contracts	—	—	2,859	(1,647)	—	—	1,212
Swaps	—	—	—	(535)	—	—	(535)

Emerging Markets Local Bond
Forward currency contracts	—	—	573	(1,218)	—	—	(645)
Swaps	—	—	—	(13)	—	—	(13)

Emerging Markets Corporate Bond
Forward currency contracts	—	—	16	(42)	—	—	(26)
Futures	4	—	—	—	—	—	4
Swaps	—	—	—	(16)	—	—	(16)

Equity Income
Forward currency contracts	—	—	633	(165)	—	—	468

1

Other financial instruments are swaps, futures contracts and forward currency contracts. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument.

Annual Report   145

Notes to Financial Statements continued

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2020, primarily attributable to investments in partnerships and foreign currency gains/losses were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Distributable Earnings	Increase/ (Decrease) Paid in Capital
Emerging Markets Local Bond	$13,611	$(13,611)
Equity Income	15	(15)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2020: Low Duration ($3,452), U.S. Government ($122), GNMA ($529), Core Bond ($5,809), Strategic Income ($675), Global Low Duration ($476), Global Fixed Income ($621), Emerging Markets Local Bond ($43), and Emerging Markets Corporate Bond ($155).

At October 31, 2020, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

Total
Limited Maturity	$313
U.S. Government	7,452
GNMA	38,123
Absolute Return	7,381
Floating Rate	4,463
High Income	29,204
Emerging Markets Bond	24,098
Emerging Markets Local Bond	20,624
Emerging Markets Corporate Bond	47

146   Payden Mutual Funds

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

	2019				2020

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market	—	$5,685	—	—	—	$1,606	—	—
Limited Maturity	—	21,314	$90	—	—	15,044	—	—
Low Duration	—	33,502	—	$300	—	26,184	—	—
U.S. Government	—	1,083	—	—	—	1,001	—	—
GNMA	—	4,848	—	—	—	3,703	—	—
Core Bond	—	30,750	—	1,873	—	26,785	—	—
Corporate Bond	—	13,755	—	—	—	13,669	—	—
Strategic Income	—	5,677	—	421	—	4,381	—	—
Absolute Return Bond	—	15,005	—	—	—	20,101	—	—
Floating Rate	—	4,946	—	1	—	2,498	—	—
High Income	—	24,421	—	—	—	23,451	—	—
California Municipal Social Impact	$1,459	30	56	—	$1,276	668	$615	—
Global Low Duration	—	2,542	—	24	—	1,832	—	$59
Global Fixed Income	—	6,618	—	—	—	4,236	—	—
Emerging Markets Bond	—	61,664	—	—	—	50,850	—	—
Emerging Markets Local Bond	—	5,008	—	7,295	—	—	—	8,579
Emerging Markets Corporate Bond	—	2,137	—	—	—	1,727	—	87
Equity Income	—	28,471	8,488	—	—	27,420	40,713	2,402

At October 31, 2020, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$341,783	—	—	—
Limited Maturity	1,237,903	$6,123	$(3,522)	$2,601
Low Duration	1,520,665	15,321	(7,304)	8,017
U.S. Government	52,893	1,159	(615)	544
GNMA	169,303	4,074	(1,428)	2,646
Core Bond	1,512,382	40,679	(11,328)	29,351
Corporate Bond	445,448	34,984	(3,397)	31,587
Strategic Income	133,610	4,090	(1,868)	2,222
Absolute Return Bond	821,120	13,361	(14,007)	(646)
Floating Rate	69,088	367	(1,900)	(1,533)
High Income	516,427	18,673	(8,908)	9,765
California Municipal Income	59,694	2,613	(476)	2,137
Global Low Duration	95,537	1,394	(678)	716
Global Fixed Income	188,117	6,395	(4,000)	2,395
Emerging Markets Bond	1,057,431	52,013	(103,292)	(51,279)
Emerging Markets Local Bond	138,421	7,482	(19,687)	(12,205)
Emerging Markets Corporate Bond	42,860	1,838	(1,465)	373
Equity Income	1,283,945	167,571	(32,634)	134,937

Annual Report   147

Notes to Financial Statements continued

At October 31, 2020, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

	Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	$20	—	—	$(6)	—	$14
Limited Maturity	489	—	$(313)	(14)	$2,601	2,763
Low Duration	11,942	$2,790	—	(74)	8,017	22,675
U.S. Government	4	—	(7,452)	(3)	544	(6,907)
GNMA	107	—	(38,122)	(24)	2,646	(35,393)
Core Bond	10,649	10,324	—	—	29,351	50,324
Corporate Bond	2,543	3,978	—	—	31,587	38,108
Strategic Income	58	—	—	—	2,222	2,280
Absolute Return Bond	2,285	—	(7,390)	—	(646)	(5,751)
Floating Rate	1	—	(4,462)	—	(1,533)	(5,994)
High Income	1,163	—	(29,204)	—	9,765	(18,276)
California Municipal Social Impact	1,021	106	—	(17)	2,137	3,247
Global Low Duration	—	—	—	—	716	716
Global Fixed Income	2,489	512	—	—	2,395	5,396
Emerging Markets Bond	1,197	—	(24,098)	—	(51,279)	(74,180)
Emerging Markets Local Bond	—	—	(20,624)	—	(12,205)	(32,829)
Emerging Markets Corporate Bond	—	—	(47)	—	373	326
Equity Income	—	—	—	—	134,937	134,937

6. Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends (000s)	Exempt Interest Dividends Per Share
California Municipal Income	$1,276	$0.22

7. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

148   Payden Mutual Funds

Financial Highlights

For the share outstanding for each of the periods ended October 31st

	Payden Cash Reserves Money Market Fund
	2020		2019		2018	2017	2016
Net asset value — beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment activities:
Net investment income	0.01		0.02		0.01	0.01	0.00 (1)
Net realized and unrealized gains (losses)	0.00	(1)	0.00		0.00	0.00	0.00 (1)

Total from investment activities	0.01		0.02		0.01	0.01	0.00

Distributions to shareholders:
From net investment income	(0.01)		(0.02)		(0.01)	(0.01)	0.00 (1)
From net realized gains	(0.00	)(1)	(0.00	)(1)	—	—	—

Total distributions to shareholders	(0.01)		(0.02)		(0.01)	(0.01)	0.00

Net asset value — end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.57%		2.10%		1.43%	0.53%	0.09%

Ratios/supplemental data:
Net assets, end of period (000s)	$351,597		$274,957		$329,996	$447,563	$551,064
Ratio of gross expense to average net assets	0.39%		0.38%		0.38%	0.38%	0.37%
Ratio of net expense to average net assets	0.23%		0.25%		0.25%	0.25%	0.24%
Ratio of investment income less gross expenses to average net assets	0.35%		1.94%		1.26%	0.40%	(0.04)%
Ratio of net investment income to average net assets	0.51%		2.07%		1.39%	0.52%	0.10%
Portfolio turnover rate	n/a		n/a		n/a	n/a	n/a
The Fund commenced operations on December 17, 1997.
	Payden Limited Maturity Fund
	2020		2019		2018	2017	2016
Net asset value — beginning of period	$9.49		$9.46		$9.48	$9.46	$9.42

Income (loss) from investment activities:
Net investment income	0.15		0.25		0.20	0.12	0.08
Net realized and unrealized gains (losses)	0.01		0.03		(0.02)	0.02	0.04

Total from investment activities	0.16		0.28		0.18	0.14	0.12

Distributions to shareholders:
From net investment income	(0.15)		(0.25)		(0.20)	(0.08)	(0.07)
From net realized gains	(0.00	)(1)	(0.00	)(1)	—	—	—
Return of capital	—		—		—	(0.04)	(0.01)

Total distributions to shareholders	(0.15)		(0.25)		(0.20)	(0.12)	(0.08)

Net asset value — end of period	$9.50		$9.49		$9.46	$9.48	$9.46

Total return	1.75%		2.99%		1.92%	1.52%	1.31%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,219,514		$783,645		$784,821	$707,930	$463,149
Ratio of gross expense to average net assets	0.54%		0.55%		0.55%	0.56%	0.57%
Ratio of net expense to average net assets	0.25%		0.25%		0.25%	0.25%	0.26%
Ratio of investment income less gross expenses to average net assets	1.24%		2.29%		1.82%	1.06%	0.57%
Ratio of net investment income to average net assets	1.53%		2.59%		2.12%	1.37%	0.88%
Portfolio turnover rate	63%		74%		72%	51%	39%

The Fund commenced operations on April 29, 1994.

(1)  Amount is less than $0.005.

See notes to financial statements.

Annual Report   149

Financial Highlights continued

	Payden Low Duration Fund
	2020	2019		2018		2017	2016
Net asset value — beginning of period	$10.10	$9.91		$10.09		$10.10	$10.05

Income (loss) from investment activities:
Net investment income	0.18	0.24		0.22		0.16	0.12
Net realized and unrealized gains (losses)	0.12	0.19		(0.18)		(0.02)	0.05

Total from investment activities	0.30	0.43		0.04		0.14	0.17

Distributions to shareholders:
From net investment income	(0.18)	(0.24)		(0.22)		(0.12)	(0.11)
Return of capital	—	(0.00	)(1)	(0.00	)(1)	(0.03)	(0.01)

Total distributions to shareholders	(0.18)	(0.24)		(0.22)		(0.15)	(0.12)

Net asset value — end of period	$10.22	$10.10		$9.91		$10.09	$10.10

Total return	3.00%	4.39%		0.39%		1.37%	1.74%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,532,982	$1,523,037		$1,212,308		$1,061,436	$800,892
Ratio of gross expense to average net assets	0.53%	0.54%		0.54%		0.54%	0.57%
Ratio of net expense to average net assets	0.43%	0.43%		0.43%		0.44%	0.45%
Ratio of investment income less gross expenses to average net assets	1.64%	2.27%		2.06%		1.44%	1.13%
Ratio of net investment income to average net assets	1.74%	2.38%		2.17%		1.55%	1.24%
Portfolio turnover rate	211%	166%		85%		118%	41%
The Fund commenced operations on December 31, 1993. (1) Amount is less than $0.005.
	Payden U.S. Government Fund
	2020	2019		2018		2017	2016
Net asset value — beginning of period	$10.35	$10.11		$10.42		$10.61	$10.63

Income (loss) from investment activities:
Net investment income (1)	0.19	0.24		0.15		0.11	0.10
Net realized and unrealized gains (losses)	0.25	0.30		(0.24)		(0.13)	0.05

Total from investment activities	0.44	0.54		(0.09)		(0.02)	0.15

Distributions to shareholders:
From net investment income	(0.25)	(0.30)		(0.22)		(0.17)	(0.17)

Total distributions to shareholders	(0.25)	(0.30)		(0.22)		(0.17)	(0.17)

Net asset value — end of period	$10.54	$10.35		$10.11		$10.42	$10.61

Total return	4.26%	5.36%		(0.86)%		(0.16)%	1.46%

Ratios/supplemental data:
Net assets, end of period (000s)	$47,360	$39,301		$37,678		$135,454	$137,581
Ratio of gross expense to average net assets	0.73%	0.73%		0.62%		0.56%	0.58%
Ratio of net expense to average net assets	0.43%	0.43%		0.41%		0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	1.51%	2.00%		1.28%		0.89%	0.81%
Ratio of net investment income to average net assets	1.81%	2.30%		1.49%		1.00%	0.94%
Portfolio turnover rate	48%	49%		28%		27%	35%

The Fund commenced operations on January 3, 1995.

(1) Based on average shares outstanding.

See notes to financial statements.

150   Payden Mutual Funds

	Payden GNMA Fund
	2020	2019	2018		2017	2016
Net asset value — beginning of period	$9.42	$8.97	$9.49		$9.80	$9.79

Income (loss) from investment activities:
Net investment income	0.18	0.20	0.16		0.14	0.15
Net realized and unrealized gains (losses)	0.15	0.56	(0.38)		(0.15)	0.17

Total from investment activities	0.33	0.76	(0.22)		(0.01)	0.32

Distributions to shareholders:
From net investment income	(0.28)	(0.31)	(0.30)		(0.30)	(0.31)

Net asset value — end of period	$9.47	$9.42	$8.97		$9.49	$9.80

Total return	3.52%	8.63%	(2.34)%		(0.12)%	3.26%

Ratios/supplemental data:
Net assets, end of period (000s)	$122,509	$132,455	$159,393		$235,225	$272,657
Ratio of gross expense to average net assets	0.71%	0.69%	0.68%		0.69%	0.69%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%		0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.92%	2.51%	1.74%		1.27%	1.16%
Ratio of net investment income to average net assets	2.13%	2.70%	1.93%		1.46%	1.35%
Portfolio turnover rate	25%	18%	20%		17%	12%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund - Adviser Class
	2020	2019	2018		2017	2016
Net asset value — beginning of period	$10.87	$10.17	$10.70		$10.83	$10.62

Income (loss) from investment activities:
Net investment income	0.24 (1)	0.30 (1)	0.28	(1)	0.27 (1)	0.25 (1)
Net realized and unrealized gains (losses)	0.25	0.72	(0.50)		0.00 (2)	0.25

Total from investment activities	0.49	1.02	(0.22)		0.27	0.50

Distributions to shareholders:
From net investment income	(0.26)	(0.30)	(0.31)		(0.32)	(0.28)
From net realized gains	—	—	—		(0.08)	(0.01)
Return of capital	—	(0.02)	(0.00	)(2)	—	—

Total distributions to shareholders	(0.26)	(0.32)	(0.31)		(0.40)	(0.29)

Net asset value — end of period	$11.10	$10.87	$10.17		$10.70	$10.83

Total return	4.52%	10.13%	(2.12)%		2.60%	4.83%

Ratios/supplemental data:
Net assets, end of period (000s)	$45,755	$38,979	$29,799		$25,993	$25,801
Ratio of gross expense to average net assets	0.79%	0.78%	0.78%		0.78%	0.79%
Ratio of net expense to average net assets	0.78%	0.78%	0.78%		0.78%	0.79%
Ratio of investment income less gross expenses to average net assets	2.14%	2.83%	2.71%		2.55%	2.32%
Ratio of net investment income to average net assets	2.15%	2.83%	2.71%		2.55%	2.32%
Portfolio turnover rate	125%	86%	67%		87%	57%

The Class commenced operations on November 2, 2009.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

See notes to financial statements.

Annual Report   151

Financial Highlights continued

	Payden Core Bond Fund - Investor Class
	2020	2019	2018		2017	2016
Net asset value — beginning of period	$10.90	$10.20	$10.73		$10.85	$10.64

Income (loss) from investment activities:
Net investment income	0.26 (1)	0.33 (1)	0.31	(1)	0.30 (1)	0.28 (1)
Net realized and unrealized gains (losses)	0.25	0.71	(0.51)		0.00 (2)	0.25

Total from investment activities	0.51	1.04	(0.20)		0.30	0.53

Distributions to shareholders:
From net investment income	(0.28)	(0.32)	(0.33)		(0.34)	(0.31)
From net realized gains	—	—	—		(0.08)	(0.01)
Return of capital	—	(0.02)	(0.00	)(2)	—	—

Total distributions to shareholders	(0.28)	(0.34)	(0.33)		(0.42)	(0.32)

Net asset value — end of period	$11.13	$10.90	$10.20		$10.73	$10.85

Total return	4.76%	10.36%	(1.88)%		2.94%	5.07%

Ratios/supplemental data:
Net assets, end of period (000s)	$589,061	$695,683	$604,289		$719,847	$735,916
Ratio of gross expense to average net assets	0.54%	0.53%	0.53%		0.53%	0.54%
Ratio of net expense to average net assets	0.53%	0.53%	0.53%		0.53%	0.54%
Ratio of investment income less gross expenses to average net assets	2.40%	3.10%	2.95%		2.80%	2.57%
Ratio of net investment income to average net assets	2.40%	3.10%	2.95%		2.80%	2.57%
Portfolio turnover rate	125%	86%	67%		87%	57%

The Fund commenced operations on December 31, 1993.

	Payden Core Bond Fund - SI Class
	2020	2019	2018
Net asset value — beginning of period	$10.89	$10.19	$10.66

Income (loss) from investment activities:
Net investment income	0.27 (1)	0.34 (1)	0.25	(1)
Net realized and unrealized gains (losses)	0.25	0.71	(0.43)

Total from investment activities	0.52	1.05	(0.18)

Distributions to shareholders:
From net investment income	(0.29)	(0.33)	(0.29)
Return of capital	—	(0.02)	(0.00	)(2)

Total distributions to shareholders	(0.29)	(0.35)	(0.29)

Net asset value — end of period	$11.12	$10.89	$10.19

Total return	4.88%	10.49%	(1.75	)%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$758,985	$323,935	$296,239
Ratio of gross expense to average net assets	0.54%	0.54%	0.53	%(4)
Ratio of net expense to average net assets	0.42%	0.54%	0.42	%(4)
Ratio of investment income less gross expenses to average net assets	2.37%	3.10%	3.03	%(4)
Ratio of net investment income to average net assets	2.48%	3.21%	3.14	%(4)
Portfolio turnover rate	125%	86%	67%

The Class commenced operations on January 22, 2018.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

(3) Not annualized.

(4) Annualized.

See notes to financial statements.

152   Payden Mutual Funds

	Payden Corporate Bond Fund
	2020	2019	2018		2017		2016
Net asset value — beginning of period	$11.73	$10.63	$11.38		$11.37		$10.97

Income (loss) from investment activities:
Net investment income	0.34	0.38	0.39		0.38		0.34
Net realized and unrealized gains (losses)	0.31	1.10	(0.68)		0.25		0.53

Total from investment activities	0.65	1.48	(0.29)		0.63		0.87

Distributions to shareholders:
From net investment income	(0.33)	(0.38)	(0.39)		(0.38)		(0.34)
From net realized gains	(0.01)	—	(0.07)		(0.24)		(0.13)

Total distributions to shareholders	(0.34)	(0.38)	(0.46)		(0.62)		(0.47)

Net asset value — end of period	$12.04	$11.73	$10.63		$11.38		$11.37

Total return	5.65%	14.20%	(2.61)%		5.83%		8.18%

Ratios/supplemental data:
Net assets, end of period (000s)	$479,951	$463,203	$298,708		$207,305		$140,468
Ratio of gross expense to average net assets	0.66%	0.66%	0.72%		0.70%		0.74%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%		0.65%		0.65%
Ratio of investment income less gross expenses to average net assets	2.82%	3.43%	3.52%		3.32%		3.04%
Ratio of net investment income to average net assets	2.83%	3.43%	3.59%		3.37%		3.13%
Portfolio turnover rate	58%	49%	85%		93%		145%
The Fund commenced operations on March 12, 2009.
	Payden Strategic Income Fund - Investor Class
	2020	2019	2018		2017		2016
Net asset value — beginning of period	$10.21	$9.77	$10.11		$10.12		$9.96

Income (loss) from investment activities:
Net investment income	0.29	0.33	0.31		0.28		0.22
Net realized and unrealized gains (losses)	0.08	0.45	(0.34)		0.02		0.16

Total from investment activities	0.37	0.78	(0.03)		0.30		0.38

Distributions to shareholders:
From net investment income	(0.30)	(0.32)	(0.31)		(0.30)		(0.22)
From net realized gains.	—	—	—		(0.01)		—
Return of capital	—	(0.02)	(0.00	)(1)	(0.00	)(1)	—

Total distributions to shareholders	(0.30)	(0.34)	(0.31)		(0.31)		(0.22)

Net asset value — end of period	$10.28	$10.21	$9.77		$10.11		$10.12

Total return	3.74%	8.09%	(0.33)%		3.09%		3.90%

Ratios/supplemental data:
Net assets, end of period (000s)	$84,881	$115,545	$146,823		$135,024		$150,106
Ratio of gross expense to average net assets	0.88%	0.87%	0.85%		0.86%		0.88%
Ratio of net expense to average net assets	0.70%	0.70%	0.72%		0.77%		0.80%
Ratio of investment income less gross expenses to average net assets	2.68%	3.14%	2.90%		2.60%		2.14%
Ratio of net investment income to average net assets	2.86%	3.30%	3.04%		2.70%		2.22%
Portfolio turnover rate	65%	72%	66%		78%		52%

The Fund commenced operations on May 8, 2014.

(1) Amount is less than $0.005.

See notes to financial statements.

Annual Report   153

Financial Highlights continued

	Payden Strategic Income Fund - SI Class
	2020	2019	2018		2017		2016
Net asset value — beginning of period	$10.20	$9.77	$10.11		$10.12		$9.96

Income (loss) from investment activities:
Net investment income	0.31	0.35	0.32		0.27		0.25
Net realized and unrealized gains (losses)	0.08	0.43	(0.34)		0.04		0.15

Total from investment activities	0.39	0.78	(0.02)		0.31		0.40

Distributions to shareholders:
From net investment income	(0.32)	(0.33)	(0.32)		(0.31)		(0.24)
From net realized gains	—	—	—		(0.01)		—
Return of capital	—	(0.02)	(0.00	)(1)	(0.00	)(1)	—

Total distributions to shareholders	(0.32)	(0.35)	(0.32)		(0.32)		(0.24)

Net asset value — end of period	$10.27	$10.20	$9.77		$10.11		$10.12

Total return	3.90%	8.14%	(0.20)%		3.21%		4.03%

Ratios/supplemental data:
Net assets, end of period (000s)	$49,334	$49,088	$58,071		$90,619		$30,764
Ratio of gross expense to average net assets	0.88%	0.87%	0.85%		0.85%		0.89%
Ratio of net expense to average net assets	0.55%	0.55%	0.59%		0.65%		0.65%
Ratio of investment income less gross expenses to average net assets	2.67%	3.13%	2.86%		2.59%		2.15%
Ratio of net investment income to average net assets	3.00%	3.45%	3.11%		2.79%		2.39%
Portfolio turnover rate	65%	72%	66%		78%		52%
The Fund commenced operations on May 8, 2014.
	Payden Absolute Return Bond Fund - Investor Class
	2020	2019	2018		2017		2016
Net asset value — beginning of period	$10.06	$9.93	$10.09		$9.99		$9.92

Income (loss) from investment activities:
Net investment income	0.25	0.32	0.28		0.25		0.27
Net realized and unrealized gains (losses)	(0.13)	0.16	(0.14)		0.09		0.05

Total from investment activities	0.12	0.48	0.14		0.34		0.32

Distributions to shareholders:
From net investment income	(0.26)	(0.35)	(0.30)		(0.24)		(0.25)

Net asset value — end of period	$9.92	$10.06	$9.93		$10.09		$9.99

Total return	1.23%	4.93%	1.40%		3.42%		3.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$132,299	$124,347	$105,026		$86,883		$63,996
Ratio of gross expense to average net assets	0.74%	0.75%	0.84%		0.89%		0.97%
Ratio of net expense to average net assets	0.70%	0.70%	0.70%		0.70%		0.70%
Ratio of investment income less gross expenses to average net assets	2.44%	3.21%	2.63%		2.27%		2.45%
Ratio of net investment income to average net assets	2.48%	3.26%	2.77%		2.46%		2.73%
Portfolio turnover rate	67%	82%	145%		112%		47%

The Fund commenced operations on November 6, 2014.

(1) Amount is less than $0.005.

See notes to financial statements.

154   Payden Mutual Funds

	Payden Absolute Return Bond Fund - SI Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$10.07	$9.93	$10.09	$10.00	$9.93

Income (loss) from investment activities:
Net investment income	0.27	0.37	0.26	0.25	0.33
Net realized and unrealized gains (losses)	(0.13)	0.15	(0.11)	0.09	0.01

Total from investment activities	0.14	0.52	0.15	0.34	0.34

Distributions to shareholders:
From net investment income	(0.28)	(0.38)	(0.31)	(0.25)	(0.27)

Net asset value — end of period	$9.93	$10.07	$9.93	$10.09	$10.00

Total return	1.45%	5.30%	1.55%	3.47%	3.47%

Ratios/supplemental data:
Net assets, end of period (000s)	$686,397	$514,279	$34,229	$17,050	$13,055
Ratio of gross expense to average net assets	0.74%	0.74%	0.84%	0.90%	0.99%
Ratio of net expense to average net assets	0.47%	0.47%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	2.44%	3.13%	2.67%	2.27%	2.43%
Ratio of net investment income to average net assets	2.71%	3.40%	2.96%	2.61%	2.86%
Portfolio turnover rate	67%	82%	145%	112%	47%

The Fund commenced operations on November 6, 2014.

	Payden Floating Rate Fund - Investor Class
	2020	2019		2018	2017	2016
Net asset value — beginning of period	$9.89	$9.93		$10.00	$9.99	$9.89

Income from investment activities:
Net investment income	0.33	0.48		0.39	0.34	0.34
Net realized and unrealized gains (losses)	(0.38)	(0.06)		(0.08)	0.01	0.10

Total from investment activities	(0.05)	0.42		0.31	0.35	0.44

Distributions to shareholders:
From net investment income	(0.33)	(0.46)		(0.38)	(0.34)	(0.34)
Return of capital	—	(0.00	)(1)	—	—	—

Total distributions to shareholders	(0.33)	(0.46)		(0.38)	(0.34)	(0.34)

Net asset value — end of period	$9.51	$9.89		$9.93	$10.00	$9.99

Total return	(0.41)%	4.33%		3.15%	3.51%	4.59%

Ratios/supplemental data:
Net assets, end of period (000s)	$19,569	$21,962		$51,467	$63,804	$64,649
Ratio of gross expense to average net assets	0.97%	0.89%		0.85%	0.83%	0.85%
Ratio of net expense to average net assets	0.75%	0.75%		0.75%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	3.22%	4.22%		3.65%	3.25%	3.38%
Ratio of net investment income to average net assets	3.44%	4.36%		3.75%	3.34%	3.47%
Portfolio turnover rate	53%	29%		91%	107%	41%

The Fund commenced operations on November 11, 2013.

(1) Amount is less than $0.005.

See notes to financial statements.

Annual Report   155

Financial Highlights continued

	Payden Floating Rate Fund - SI Class
	2020	2019		2018	2017		2016
Net asset value — beginning of period	$9.90	$9.94		$10.01	$10.00		$9.90

Income from investment activities:
Net investment income	0.33	0.44		0.39	0.35		0.35
Net realized and unrealized gains (losses)	(0.38)	(0.01)		(0.07)	0.01		0.10

Total from investment activities	(0.05)	0.43		0.32	0.36		0.45

Distributions to shareholders:
From net investment income	(0.34)	(0.47)		(0.39)	(0.35)		(0.35)
Return of capital	—	(0.00	)(1)	—	—		—

Total distributions to shareholders	(0.34)	(0.47)		(0.39)	(0.35)		(0.35)

Net asset value — end of period	$9.51	$9.90		$9.94	$10.01		$10.00

Total return	(0.41)%	4.48%		3.25%	3.73%		4.58%

Ratios/supplemental data:
Net assets, end of period (000s)	$47,606	$54,924		$104,837	$128,586		$122,809
Ratio of gross expense to average net assets	0.97%	0.89%		0.85%	0.83%		0.85%
Ratio of net expense to average net assets	0.65%	0.65%		0.65%	0.65%		0.65%
Ratio of investment income less gross expenses to average net assets	3.23%	4.23%		3.66%	3.25%		3.38%
Ratio of net investment income to average net assets	3.55%	4.48%		3.86%	3.43%		3.58%
Portfolio turnover rate	53%	29%		91%	107%		41%
The Fund commenced operations on November 11, 2013.
	Payden High Income Fund
	2020	2019		2018	2017		2016
Net asset value — beginning of period	$6.53	$6.25		$6.59	$6.46		$6.40

Income (loss) from investment activities:
Net investment income	0.34	0.35		0.35	0.34		0.33
Net realized and unrealized gains (losses)	(0.08)	0.28		(0.34)	0.14		0.06

Total from investment activities	0.26	0.63		0.01	0.48		0.39

Distributions to shareholders:
From net investment income	(0.34)	(0.35)		(0.35)	(0.35)		(0.33)
From net realized gains	—	—		—	(0.00	)(1)	—

Total distributions to shareholders	(0.34)	(0.35)		(0.35)	(0.35)		(0.33)

Net asset value — end of period	$6.45	$6.53		$6.25	$6.59		$6.46

Total return	4.23%	10.37%		0.16%	7.60%		6.33%

Ratios/supplemental data:
Net assets, end of period (000s)	$525,196	$440,406		$449,939	$533,635		$587,215
Ratio of gross expense to average net assets	0.62%	0.62%		0.62%	0.65%		0.66%
Ratio of net expense to average net assets	0.62%	0.62%		0.62%	0.65%		0.66%
Ratio of investment income less gross expenses to average net assets	5.28%	5.41%		5.36%	5.14%		5.16%
Ratio of net investment income to average net assets	5.28%	5.41%		5.36%	5.14%		5.16%
Portfolio turnover rate	124%	74%		62%	67%		44%

The Fund commenced operations on December 30, 1997.

(1) Amount is less than $0.005.

See notes to financial statements.

156   Payden Mutual Funds

	Payden California Municipal Social Impact Fund
	2020		2019		2018		2017		2016
Net asset value — beginning of period	$10.62		$9.98		$10.28		$10.41		$10.39

Income (loss) from investment activities:
Net investment income	0.22		0.26		0.22		0.19		0.19
Net realized and unrealized gains (losses)	0.18		0.65		(0.26)		0.03		0.14

Total from investment activities	0.40		0.91		(0.04)		0.22		0.33

Distributions to shareholders:
From net investment income	(0.22)		(0.26)		(0.22)		(0.19)		(0.19)
From net realized gains	(0.22)		(0.01)		(0.04)		(0.16)		(0.12)

Total distributions to shareholders	(0.44)		(0.27)		(0.26)		(0.35)		(0.31)

Net asset value — end of period	$10.58		$10.62		$9.98		$10.28		$10.41

Total return	3.90%		9.22%		(0.39)%		2.28%		3.22%

Ratios/supplemental data:
Net assets, end of period (000s)	$64,088		$61,866		$57,140		$57,645		$55,808
Ratio of gross expense to average net assets	0.81%		0.70%		0.68%		0.70%		0.71%
Ratio of net expense to average net assets	0.53%		0.53%		0.53%		0.54%		0.55%
Ratio of investment income less gross expenses to average net assets	1.80%		2.29%		2.05%		1.72%		1.62%
Ratio of net investment income to average net assets	2.08%		2.46%		2.20%		1.89%		1.78%
Portfolio turnover rate	209%		132%		161%		157%		57%
The Fund commenced operations on December 17, 1998.
	Payden Global Low Duration Fund
	2020		2019		2018		2017		2016
Net asset value — beginning of period	$10.04		$9.87		$10.06		$10.05		$10.01

Income (loss) from investment activities:
Net investment income	0.19		0.28		0.23		0.17		0.11
Net realized and unrealized gains (losses)	0.07		0.17		(0.19)		(0.00	)(1)	0.05

Total from investment activities	0.26		0.45		0.04		0.17		0.16

Distributions to shareholders:
From net investment income	(0.20)		(0.28)		(0.23)		(0.08)		(0.09)
Return of capital	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.08)		(0.03)

Total distributions to shareholders	(0.20)		(0.28)		(0.23)		(0.16)		(0.12)

Net asset value — end of period	$10.10		$10.04		$9.87		$10.06		$10.05

Total return	2.63%		4.61%		0.42%		1.66%		1.61%

Ratios/supplemental data:
Net assets, end of period (000s)	$96,311		$91,028		$93,737		$113,405		$135,217
Ratio of gross expense to average net assets	0.72%		0.69%		0.67%		0.66%		0.66%
Ratio of net expense to average net assets	0.53%		0.53%		0.53%		0.54%		0.55%
Ratio of investment income less gross expenses to average net assets	1.76%		2.63%		2.13%		1.49%		1.02%
Ratio of net investment income to average net assets	1.95%		2.78%		2.28%		1.61%		1.14%
Portfolio turnover rate	197%		107%		55%		108%		41%

The Fund commenced operations on September 18, 1996.

(1) Amount is less than $0.005.

See notes to financial statements.

Annual Report   157

Financial Highlights continued

	Payden Global Fixed Income Fund
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$9.24	$8.89	$9.11	$9.04	$8.87

Income (loss) from investment activities:
Net investment income	0.23	0.19	0.16	0.14	0.13
Net realized and unrealized gains (losses)	0.12	0.63	(0.19)	0.08	0.27

Total from investment activities	0.35	0.82	(0.03)	0.22	0.40

Distributions to shareholders:
From net investment income	(0.26)	(0.47)	(0.19)	(0.15)	(0.11)
From net realized gains	—	—	—	—	(0.10)
Return of capital	—	—	—	—	(0.02)

Total distributions to shareholders	(0.26)	(0.47)	(0.19)	(0.15)	(0.23)

Net asset value — end of period	$9.33	$9.24	$8.89	$9.11	$9.04

Total return	3.87%	9.56%	(0.39)%	2.48%	4.68%

Ratios/supplemental data:
Net assets, end of period (000s)	$180,074	$138,387	$129,003	$124,647	$111,109
Ratio of gross expense to average net assets	0.78%	0.78%	0.76%	0.78%	0.80%
Ratio of net expense to average net assets	0.70%	0.70%	0.69%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	1.43%	1.81%	1.70%	1.48%	1.39%
Ratio of net investment income to average net assets	1.51%	1.88%	1.78%	1.60%	1.55%
Portfolio turnover rate	88%	67%	49%	58%	76%
The Fund commenced operations on September 1, 1992.
	Payden Emerging Markets Bond Fund - Adviser Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$13.59	$12.69	$14.22	$13.96	$13.10

Income (loss) from investment activities:
Net investment income	0.64 (1)	0.73	0.72	0.75	0.66
Net realized and unrealized gains (losses)	(0.61)	0.90	(1.53)	0.26	0.92

Total from investment activities	0.03	1.63	(0.81)	1.01	1.58

Distributions to shareholders:
From net investment income	(0.62)	(0.73)	(0.66)	(0.72)	(0.72)
Return of capital	—	—	(0.06)	(0.03)	—

Total distributions to shareholders	(0.62)	(0.73)	(0.72)	(0.75)	(0.72)

Net asset value — end of period	$13.00	$13.59	$12.69	$14.22	$13.96

Total return	0.33%	13.14%	(5.86)%	7.50%	12.46%

Ratios/supplemental data:
Net assets, end of period (000s)	$52,306	$67,090	$82,007	$131,677	$76,182
Ratio of gross expense to average net assets	0.98%	0.97%	1.00%	1.00%	1.00%
Ratio of net expense to average net assets	0.98%	0.97%	1.00%	1.00%	1.00%
Ratio of investment income less gross expenses to average net assets	4.86%	5.40%	5.31%	5.36%	5.08%
Ratio of net investment income to average net assets	4.86%	5.40%	5.31%	5.36%	5.08%
Portfolio turnover rate	79%	73%	63%	48%	46%

The Class commenced operations on November 2, 2009.

(1) Based on average shares outstanding.

See notes to financial statements.

158   Payden Mutual Funds

	Payden Emerging Markets Bond Fund - Investor Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$13.58	$12.68	$14.21	$13.95	$13.08

Income (loss) from investment activities:
Net investment income	0.68 (1)	0.75	0.77	0.77	0.73
Net realized and unrealized gains (losses)	(0.62)	0.91	(1.54)	0.27	0.89

Total from investment activities	0.06	1.66	(0.77)	1.04	1.62

Distributions to shareholders:
From net investment income	(0.65)	(0.76)	(0.70)	(0.75)	(0.75)
Return of capital	—	—	(0.06)	(0.03)	—

Total distributions to shareholders	(0.65)	(0.76)	(0.76)	(0.78)	(0.75)

Net asset value — end of period	$12.99	$13.58	$12.68	$14.21	$13.95

Total return	0.58%	13.45%	(5.64)%	7.76%	12.75%

Ratios/supplemental data:
Net assets, end of period (000s)	$282,521	$409,458	$404,580	$538,525	$478,082
Ratio of gross expense to average net assets	0.73%	0.72%	0.75%	0.75%	0.75%
Ratio of net expense to average net assets	0.73%	0.72%	0.75%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	5.16%	5.65%	5.56%	5.60%	5.45%
Ratio of net investment income to average net assets	5.16%	5.65%	5.56%	5.60%	5.45%
Portfolio turnover rate	79%	73%	63%	48%	46%
The Fund commenced operations on December 17, 1998.
	Payden Emerging Markets Bond Fund - SI Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$13.56	$12.67	$14.19	$13.93	$13.07

Income from investment activities:
Net investment income	0.67 (1)	0.81	0.77	0.78	0.74
Net realized and unrealized gains (losses)	(0.60)	0.85	(1.52)	0.27	0.88

Total from investment activities	0.07	1.66	(0.75)	1.05	1.62

Distributions to shareholders:
From net investment income	(0.66)	(0.77)	(0.71)	(0.75)	(0.76)
Return of capital	—	—	(0.06)	(0.04)	—

Total distributions to shareholders	(0.66)	(0.77)	(0.77)	(0.79)	(0.76)

Net asset value — end of period	$12.97	$13.56	$12.67	$14.19	$13.93

Total return	0.64%	13.41%	(5.51)%	7.83%	12.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$660,615	$582,062	$792,357	$693,577	$604,978
Ratio of gross expense to average net assets	0.74%	0.73%	0.75%	0.75%	0.75%
Ratio of net expense to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	5.06%	5.68%	5.61%	5.59%	5.46%
Ratio of net investment income to average net assets	5.11%	5.72%	5.67%	5.65%	5.52%
Portfolio turnover rate	79%	73%	63%	48%	46%

The Class commenced operations on April 9, 2012.

(1) Based on average shares outstanding.

See notes to financial statements.

Annual Report   159

Financial Highlights continued

	Payden Emerging Markets Local Bond Fund
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$6.50	$5.97	$6.90	$6.95	$6.66

Income from investment activities:
Net investment income	0.58	0.37	0.42	0.43	0.37
Net realized and unrealized gains (losses)	(0.93)	0.52	(0.93)	(0.05)	0.28

Total from investment activities	(0.35)	0.89	(0.51)	0.38	0.65

Distributions to shareholders:
From net investment income	—	(0.15)	(0.08)	(0.40)	—
Return of capital	(0.31)	(0.21)	(0.34)	(0.03)	(0.36)

Total distributions to shareholders	(0.31)	(0.36)	(0.42)	(0.43)	(0.36)

Proceeds from redemption fees
Net asset value — end of period	$5.84	$6.50	$5.97	$6.90	$6.95

Total return	(5.41)%	15.34%	(7.98)%	5.63%	10.11%

Ratios/supplemental data:
Net assets, end of period (000s)	$128,212	$216,368	$203,978	$180,942	$156,240
Ratio of gross expense to average net assets	0.93%	0.91%	0.84%	1.08%	0.96%
Ratio of net expense to average net assets	0.93%	0.91%	0.92%	0.98%	0.98%
Ratio of investment income less gross expenses to average net assets	5.08%	5.71%	6.25%	6.14%	5.46%
Ratio of net investment income to average net assets	5.08%	5.71%	6.17%	6.25%	5.44%
Portfolio turnover rate .	54%	62%	69%	61%	68%
The Fund commenced operations on November 2, 2011.
	Payden Emerging Markets Corporate Bond Fund - Investor Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$9.99	$9.59	$10.33	$10.09	$9.62

Income from investment activities:
Net investment income	0.42 (1)	0.48 (1)	0.49 (1)	0.46 (1)	0.41 (1)
Net realized and unrealized gains (losses)	0.00 (2)	0.41	(0.72)	0.24	0.47

Total from investment activities	0.42	0.89	(0.23)	0.70	0.88

Distributions to shareholders:
From net investment income	(0.40)	(0.49)	(0.46)	(0.46)	(0.41)
From net realized gains	—	—	(0.03)	—	—
Return of capital	(0.02)	—	(0.02)	—	—

Total distributions to shareholders	(0.42)	(0.49)	(0.51)	(0.46)	(0.41)

Net asset value — end of period	$9.99	$9.99	$9.59	$10.33	$10.09

Total return	4.53%	9.46%	(2.26)%	7.12%	9.35%

Ratios/supplemental data:
Net assets, end of period (000s)	$3,845	$3,681	$4,208	$4,051	$3,655
Ratio of gross expense to average net assets	1.38%	1.32%	1.30%	1.33%	1.33%
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	3.89%	4.55%	4.49%	4.14%	3.77%
Ratio of net investment income to average net assets	4.31%	4.92%	4.84%	4.52%	4.15%
Portfolio turnover rate	105%	94%	79%	63%	74%

The Fund commenced operations on November 11, 2013.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

See notes to financial statements.

160   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund - SI Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$10.01	$9.60	10.34	$10.10	$9.63

Income from investment activities:
Net investment income	0.43 (1)	0.49 (1)	0.49 (1)	0.47 (1)	0.42 (1)
Net realized and unrealized gains (losses)	0.00 (2)	0.42	(0.71)	0.24	0.47

Total from investment activities	0.43	0.91	(0.22)	0.71	0.89

Distributions to shareholders:
From net investment income	(0.41)	(0.50)	(0.47)	(0.47)	(0.42)
From net realized gains	—	—	(0.03)	—	—
Return of capital	(0.02)	—	(0.02)	—	—

Total distributions to shareholders	(0.43)	(0.50)	(0.52)	(0.47)	(0.42)

Net asset value — end of period	$10.01	$10.01	9.60	$10.34	$10.10

Total return	4.52%	9.67%	(2.16)%	7.22%	9.44%

Ratios/supplemental data:
Net assets, end of period (000s)	$39,344	$36,825	$41,213	$36,576	$35,450
Ratio of gross expense to average net assets	1.38%	1.32%	1.31%	1.33%	1.35%
Ratio of net expense to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of investment income less gross expenses to average net assets	3.89%	4.54%	4.49%	4.13%	3.80%
Ratio of net investment income to average net assets	4.41%	5.01%	4.95%	4.61%	4.29%
Portfolio turnover rate	105%	94%	79%	63%	74%
The Fund commenced operations on November 11, 2013. (1) Based on average shares outstanding. (2) Amount is less than $0.005.
	Payden Equity Income Fund - Adviser Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$18.13	$16.19	$16.68	$14.69	$13.98

Income from investment activities:
Net investment income	0.32	0.36	0.33	0.32	0.36
Net .realized and unrealized gains (losses)	(1.65)	2.02	0.30	2.08	0.76

Total from investment activities	(1.33)	2.38	0.63	2.40	1.12

Distributions to shareholders:
From net investment income	(0.29)	(0.33)	(0.30)	(0.33)	(0.41)
From net realized gains	(0.52)	(0.11)	(0.82)	(0.08)	—
Return of capital	(0.03)	—	—	—	—

Total distributions to shareholders	(0.84)	(0.44)	(1.12)	(0.41)	(0.41)

Net asset value — end of period	$15.96	$18.13	$16.19	$16.68	$14.69

Total return	(7.66)%	15.05%	3.69%	16.59%	8.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$13,486	$16,039	$13,580	$14,529	$8,313
Ratio of gross expense to average net assets	0.99%	0.99%	0.99%	1.05%	1.02%
Ratio of net expense to average net assets	0.99%	0.99%	0.99%	1.05%	1.05%
Ratio of investment income less gross expenses to average net assets	1.91%	2.11%	1.95%	2.18%	2.70%
Ratio of net investment income to average net assets	1.91%	2.11%	1.95%	2.15%	2.67%
Portfolio turnover rate	63%	49%	42%	60%	25%

The Class commenced operations on December 1, 2011.

See notes to financial statements.

Annual Report   161

Financial Highlights continued

	Payden Equity Income Fund - Investor Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$18.15	$16.20	$16.69	$14.69	$13.97

Income from investment activities:
Net investment income	0.36	0.40	0.38	0.39	0.38
Net realized and unrealized gains (losses)	(1.66)	2.03	0.29	2.06	0.78

Total from investment activities	(1.30)	2.43	0.67	2.45	1.16

Distributions to shareholders:
From net investment income	(0.33)	(0.37)	(0.34)	(0.37)	(0.44)
From net realized gains	(0.52)	(0.11)	(0.82)	(0.08)	—
Return of capital	(0.03)	—	—	—	—

Total distributions to shareholders	(0.88)	(0.48)	(1.16)	(0.45)	(0.44)

Net asset value — end of period	$15.97	$18.15	$16.20	$16.69	$14.69

Total return	(7.49)%	15.39%	3.92%	16.91%	8.37%

Ratios/supplemental data:
Net assets, end of period (000s)	$483,678	$570,662	$476,071	$564,547	$479,460
Ratio of gross expense to average net assets	0.74%	0.74%	0.74%	0.80%	0.77%
Ratio of net expense to average net assets	0.74%	0.74%	0.74%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	2.17%	2.36%	2.20%	2.48%	2.91%
Ratio of net investment income to average net assets	2.17%	2.36%	2.20%	2.45%	2.88%
Portfolio turnover rate	63%	49%	42%	60%	25%
The Fund commenced operations on November 1, 1996.
	Payden Equity Income Fund - SI Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$18.16	$16.21	$16.70	$14.69	$13.97

Income from investment activities:
Net investment income	0.36	0.41	0.39	0.42	0.42
Net realized and unrealized gains (losses)	(1.64)	2.03	0.29	2.06	0.75

Total from investment activities	(1.28)	2.44	0.68	2.48	1.17

Distributions to shareholders:
From net investment income	(0.35)	(0.38)	(0.35)	(0.39)	(0.45)
From net realized gains	(0.52)	(0.11)	(0.82)	(0.08)	—
Return of capital	(0.03)	—	—	—	—

Total distributions to shareholders	(0.90)	(0.49)	(1.17)	(0.47)	(0.45)

Net asset value — end of period	$15.98	$18.16	$16.21	$16.70	$14.69

Total return	(7.40)%	15.47%	4.01%	17.13%	8.50%

Ratios/supplemental data:
Net assets, end of period (000s)	$916,286	$809,209	$703,181	$385,988	$314,900
Ratio of gross expense to average net assets	0.74%	0.74%	0.74%	0.80%	0.77%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	2.16%	2.36%	2.19%	2.48%	3.01%
Ratio of net investment income to average net assets	2.24%	2.45%	2.29%	2.59%	3.13%
Portfolio turnover rate	63%	49%	42%	60%	25%

The Class commenced operations on August 1, 2014.

See notes to financial statements.

162   Payden Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Floating Rate Fund, Payden High Income Fund, Payden California Municipal Social Impact Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund, and Payden Equity Income Fund, eighteen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), including the schedules of investments as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting The Payden & Rygel Investment Group as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
December 23, 2020

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

Annual Report   163

Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2020. It uses each Fund’s actual return and expense ratio for the period (184/366 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2020	Value October 31, 2020	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,000.20	0.02%	0.21%	$1.07
Limited Maturity	1,000.00	1,024.20	2.42%	0.25%	1.28
Low Duration	1,000.00	1,032.60	3.26%	0.43%	2.20
U.S. Government	1,000.00	1,096.00	9.60%	0.43%	2.27
GNMA	1,000.00	999.00	(0.10)%	0.50%	2.51
Core Bond Adviser Class	1,000.00	1,040.50	4.05%	0.78%	4.00
Core Bond Investor Class	1,000.00	1,041.70	4.17%	0.53%	2.72
Core Bond SI Class	1,000.00	1,042.30	4.23%	0.42%	2.16
Corporate Bond	1,000.00	1,056.50	5.65%	0.65%	3.36
Strategic Income Investor Class	1,000.00	1,080.00	8.00%	0.70%	3.66
Strategic Income SI Class	1,000.00	1,079.70	7.97%	0.55%	2.88
Absolute Return Bond Investor Class	1,000.00	1,079.40	7.94%	0.70%	3.66
Absolute Return Bond SI Class	1,000.00	1,081.60	8.16%	0.47%	2.46
Floating Rate Bond Investor Class	1,000.00	1,075.20	7.52%	0.75%	3.91
Floating Rate Bond SI Class	1,000.00	1,074.50	7.45%	0.65%	3.39
High Income	1,000.00	1,132.50	13.25%	0.63%	3.38
California Municipal Social Impact	1,000.00	1,057.00	5.70%	0.53%	2.74
Global Low Duration	1,000.00	1,035.40	3.54%	0.53%	2.71
Global Fixed Income	1,000.00	1,047.00	4.70%	0.70%	3.60
Emerging Markets Bond Adviser Class	1,000.00	1,135.30	13.53%	0.99%	5.30
Emerging Markets Bond Investor Class	1,000.00	1,136.90	13.69%	0.73%	3.94
Emerging Markets Bond SI Class	1,000.00	1,137.30	13.73%	0.70%	3.74
Emerging Markets Local Bond	1,000.00	1,077.30	7.73%	0.95%	4.97
Emerging Markets Corporate Bond Investor Class	1,000.00	1,111.80	11.18%	0.95%	5.04
Emerging Markets Corporate Bond SI Class	1,000.00	1,110.90	11.09%	0.85%	4.51
Equity Income Adviser Class	1,000.00	1,030.10	3.01%	0.99%	5.05
Equity Income Investor Class	1,000.00	1,031.40	3.14%	0.74%	3.78
Equity Income SI Class	1,000.00	1,031.90	3.19%	0.65%	3.32

164   Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/366 days) for the six-month period ended October 31, 2020 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2020	Value October 31, 2020	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,024.07	2.41%	0.21%	$1.08
Limited Maturity	1,000.00	1,023.87	2.39%	0.25%	1.28
Low Duration	1,000.00	1,022.97	2.30%	0.43%	2.19
U.S. Government	1,000.00	1,022.97	2.30%	0.43%	2.19
GNMA	1,000.00	1,022.62	2.26%	0.50%	2.54
Core Bond Adviser Class	1,000.00	1,021.21	2.12%	0.78%	3.97
Core Bond Investor Class	1,000.00	1,022.47	2.25%	0.53%	2.70
Core Bond SI Class	1,000.00	1,023.02	2.30%	0.42%	2.14
Corporate Bond	1,000.00	1,021.87	2.19%	0.65%	3.30
Strategic Income Investor Class	1,000.00	1,021.62	2.16%	0.70%	3.56
Strategic Income SI Class	1,000.00	1,022.37	2.24%	0.55%	2.80
Absolute Return Bond Investor Class	1,000.00	1,021.62	2.16%	0.70%	3.56
Absolute Return Bond SI Class	1,000.00	1,022.77	2.28%	0.47%	2.39
Floating Rate Bond Investor Class	1,000.00	1,021.37	2.14%	0.75%	3.81
Floating Rate Bond SI Class	1,000.00	1,021.87	2.19%	0.65%	3.30
High Income	1,000.00	1,021.97	2.20%	0.63%	3.20
California Municipal Social Impact	1,000.00	1,022.47	2.25%	0.53%	2.69
Global Low Duration	1,000.00	1,022.47	2.25%	0.53%	2.69
Global Fixed Income	1,000.00	1,021.62	2.16%	0.70%	3.56
Emerging Markets Bond Adviser Class	1,000.00	1,020.17	2.02%	0.99%	5.02
Emerging Markets Bond Investor Class	1,000.00	1,021.45	2.15%	0.73%	3.72
Emerging Markets Bond SI Class	1,000.00	1,021.64	2.16%	0.70%	3.54
Emerging Markets Local Bond	1,000.00	1,020.35	2.03%	0.95%	4.84
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.36	2.04%	0.95%	4.82
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.86	2.09%	0.85%	4.32
Equity Income Adviser Class	1,000.00	1,020.16	2.02%	0.99%	5.03
Equity Income Investor Class	1,000.00	1,021.42	2.14%	0.74%	3.76
Equity Income SI Class	1,000.00	1,021.87	2.19%	0.65%	3.30

Annual Report   165

Approval of Investment Advisory Agreement (Unaudited)

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to approve initially, and subsequently to approve annually, the investment management agreement (the “Agreement”) between Payden & Rygel (“Adviser”) and the Trust on behalf of each of the eighteen series covered by this Report (each a “Paydenfund” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, the “Independent Trustees”), annually renews that Agreement. Six of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 16, 2020, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the eighteen Paydenfunds1 for an additional year through June 30, 2021. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Audit Committee”), which is composed of all seven of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and of the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) each Independent Trustee’s business judgment.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the eighteen Paydenfunds, the Board followed its previously established process. As part of this process, the Board delegates the initial responsibility for the renewal process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the types of information to be provided to the Audit Committee and to the Board in connection with the proposed contract renewals, and (2) to evaluate the information provided in response to these guidelines and requests.

Consistent with its established process, the P&R Trust retained Broadridge to prepare a report on each Paydenfund to assist the Audit Committee and the Board in their respective deliberations. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their advisory contract review processes.

Broadridge produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of investment companies with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Broadridge summarized the methodologies it employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

[1]The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund.

166   Payden Mutual Funds

In advance of the Board meeting held on June 16, 2020, Paul Hastings requested on behalf of the Audit Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board in their consideration of whether to renew the Agreement for each Paydenfund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided, or to be provided, by the Adviser to the particular Paydenfund; (2) the Paydenfund’s investment performance; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits (if any) to be realized by the Adviser and its affiliates from their relationship with the Paydenfund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the particular Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from the relationship with the Paydenfund. As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a Paydenfund-by-Paydenfund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 16, 2020, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for each of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

3. Nature, Extent and Quality of Services

The Board and Audit Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Audit Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) each Paydenfund’s benchmark index. The Board and Audit Committee concluded that, overall, the short-term and long-term results for each of the eighteen Paydenfunds have been satisfactory and that each of the eighteen Paydenfunds is performing competitively versus its Peer Group and benchmark index. Following the discussion of the performance of the eighteen Paydenfunds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

Annual Report   167

Approval of Investment Advisory Agreement (Unaudited) continued

5. Advisory Fees and Total Expenses

The Board and the Audit Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of the particular Fund’s Peer Group. The Board and Audit Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and advising separately managed institutional accounts. Overall, the Board and Audit Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as possible economies of scale that might be achieved. Based on that review, the Board and Audit Committee each concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups, that is, the group has the best performance or the lowest expenses, as the case may be. References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2020.

Cash Reserves Money Market Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was also in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2021. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-, three-, five- and ten-year periods.

Limited Maturity Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

168   Payden Mutual Funds

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2021. It may or may not be renewed.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for the one-year period and in the third quintile for each of the three- and five- and ten-year periods.

Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one- and ten-year periods, and in the fourth quintile for each of the three- and five-year periods.

U.S. Government Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending February 28, 2020. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for each of the one-year, three-year, five-year and ten-year periods.

GNMA Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.50%.

• Performance: The Fund was in the second quintile of the group of comparable funds for each of the one-yeae, three-year, five-year and ten-year periods.

Core Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds.

• Performance: The Fund was in the fifth quintile for the one-year period, in the fourth quintile for the three-year period, in the third quintile for the five-year period and in the second quintile for the ten-year period of the group of comparable funds.

Annual Report   169

Approval of Investment Advisory Agreement (Unaudited) continued

Strategic Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile, as well.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2021. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one-year, three-year and five-year periods. The Fund began operations on May 8, 2014.

Absolute Return Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the second quintile of the Expense Group for adviser fees. The actual management fee was in the second quintile, as well.

• Total Expenses: The Fund’s total expenses were in the First quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2021. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one-year and three-year periods and the second quintile for the five-year period of the group of comparable funds. The Fund began operations on November 6, 2014.

Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the fourth quintile of the Expense Group for adviser fees. The actual management fee was in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the Expense Group.

• Performance: The Fund was in the fourth quintile for the one-year period, the second quintile for three-year period and the 1st quintile for each of the five- and ten-year periods of the group or comparable funds . The Fund began operations on March 12, 2009.

High Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds.

• Performance: The Fund was in the second quintile for each of the one-year and five-year periods, the first quintile for the three-year period and the third quintile for the ten-year period of the group of comparable funds .

Floating Rate Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.76%. This agreement has a one-year term ending February 28, 2021. It may or may not be renewed.

170   Payden Mutual Funds

• Performance: The Fund was in the first quintile of the group of comparable funds for each the one-year, three-year and five-year periods. The Fund began operations on November 11, 2013.

California Municipal Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the second quintile of the Expense Group for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.53%. This agreement has a one-year term ending February 28, 2021. It may or may not be renewed.

• Performance: The Fund was in the first quintile for each of the one- and three-year periods, the second quintile for the five-year period and the fifth quintile for the ten-year period of the group f comparable funds.

Global Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile, as well.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.53%. This agreement has a one-year term ending February 28, 2021. It may or may not be renewed.

• Performance: The Fund was in the fourth quintile for the one-year period and the fifth quintile for each of the three-year, five-year and ten-year periods of the group of comparable funds.

Global Fixed Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile, as well.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.70%.

• Performance: The Fund was in the third quintile for the one-year period, the second quintile for each of the three-year and five-year periods and the first quintile for the ten-year period of the group of comparable funds.

Emerging Markets Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds.

• Performance: The Fund was in the third quintile for each of the one-year and three-year periods, the second quintile for the five-year period and the first quintile for the ten-year period of the group of comparable funds.

Annual Report   171

Approval of Investment Advisory Agreement (Unaudited) continued

Emerging Markets Local Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee is in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds.

• Performance: The Fund was in the third quintile for each of the one-year, three-year and the five-year periods. The Fund began operations on November 2, 2011.

Emerging Markets Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.80%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the fifth quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.95%. This agreement has a one-year term ending February 28, 2021. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for the one-year, three-year and five-year periods. The Fund began operations on November 11, 2013.

Equity Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee is in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds.

• Performance: The Fund was in the first quintile for each of the one-year, five-year and ten-year periods, and the second quintile for the three-year period of the group of comparable funds.

172   Payden Mutual Funds

Trustees and Officers

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
Stephanie Bell-Rose	63	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	74	Chariman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V. McKernan, Jr.	76	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California; Director, Forest Lawn Memorial Parks
Rosemarie T. Nassif	79	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	71	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	78	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Stender E. Sweeney	81	Independent Trustee	1992	19	Private Investor
Jordan H.Lopez	39	Interested Trustee	2020	19	Director, Payden & Rygel
Michael E. Salvay	59	Interested Trustee	2009	19	Managing Principal, Payden & Rygel
Officers (2)
Joan A. Payden		President and CEO	1992		President, CEO and Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1) Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2) Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report   173

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IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

U.S. BOND FUNDS
Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund (PYLMX) Payden Low Duration Fund (PYSBX) Payden U.S. Government Fund (PYUSX) Payden GNMA Fund (PYGNX) Payden Core Bond Fund — SI Class (PYCSX) Payden Core Bond Fund — Investor Class (PYCBX) Payden Core Bond Fund — Adviser Class (PYCWX) Payden Corporate Bond Fund (PYACX) Payden Strategic Income Fund — SI Class (PYSIX) Payden Strategic Income Fund — Investor Class (PYSGX) Payden Absolute Return Bond Fund — SI Class (PYAIX) Payden Absolute Return Bond Fund — Investor Class (PYARX) Payden Floating Rate Fund — SI Class (PYFIX) Payden Floating Rate Fund — Investor Class (PYFRX) Payden High Income Fund (PYHRX)
TAX EXEMPT BOND FUND
Payden California Municipal Social Impact Fund (PYCRX)
GLOBAL BOND FUNDS
Payden Global Low Duration Fund (PYGSX) Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund — SI Class (PYEIX) Payden Emerging Markets Bond Fund — Investor Class (PYEMX) Payden Emerging Markets Bond Fund — Adviser Class (PYEWX) Payden Emerging Markets Local Bond Fund (PYELX) Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX) Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX)
EQUITY FUND
Payden Equity Income Fund — SI Class (PYVSX) Payden Equity Income Fund — Investor Class (PYVLX) Payden Equity Income Fund — Adviser Class (PYVAX)
PAYDEN MUTUAL FUNDS
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com payden@UMB.com
U.S. BOND FUNDS
Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund (PYLMX) Payden Low Duration Fund (PYSBX) Payden U.S. Government Fund (PYUSX) Payden GNMA Fund (PYGNX) Payden Core Bond Fund — SI Class (PYCSX) Payden Core Bond Fund — Investor Class (PYCBX) Payden Core Bond Fund — Adviser Class (PYCWX) Payden Corporate Bond Fund (PYACX) Payden Strategic Income Fund — SI Class (PYSIX) Payden Strategic Income Fund — Investor Class (PYSGX) Payden Absolute Return Bond Fund — SI Class (PYAIX) Payden Absolute Return Bond Fund — Investor Class (PYARX) Payden Floating Rate Fund — SI Class (PYFIX) Payden Floating Rate Fund — Investor Class (PYFRX) Payden High Income Fund (PYHRX)
TAX EXEMPT BOND FUND
Payden California Municipal Social Impact Fund (PYCRX)
GLOBAL BOND FUNDS
Payden Global Low Duration Fund (PYGSX) Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund — SI Class (PYEIX) Payden Emerging Markets Bond Fund — Investor Class (PYEMX) Payden Emerging Markets Bond Fund — Adviser Class (PYEWX) Payden Emerging Markets Local Bond Fund (PYELX) Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX) Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX)
EQUITY FUND
Payden Equity Income Fund — SI Class (PYVSX) Payden Equity Income Fund — Investor Class (PYVLX) Payden Equity Income Fund — Adviser Class (PYVAX)
PAYDEN MUTUAL FUNDS
333 South Grand Avenue, Los Angeles, California 90071
800 5-PAYDEN 800 572-9336 payden.com payden@UMB.com

PAYDEN/KRAVITZ

CASH BALANCE PLAN FUND

ANNUAL REPORT

2020

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www. sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record for the period ended June 30th, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.payden.com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-572-9336 if you invest directly with the Funds.

You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-572-9336, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with Paydenfunds.

Contents

•	President’s Letter

1	Management Discussion & Analysis

2	Portfolio Highlights & Investments

11	Statement of Assets & Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Notes to Financial Statements

23	Financial Highlights

25	Report of Independent Registered Public Accounting Firm

26	Fund Expenses

27	Approval of Investment Advisory Agreement

30	Trustees & Officers

Annual Report

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President's Letter

Dear Shareholders,

December 2020 marks the end of a long and tumultuous year. In March, the global economy effectively shutdown as a novel coronavirus spread widely enough to be classified as a pandemic. Travel and movement shuttered overnight, sending markets into a freefall. Nine months later, we are learning to live with what may be a new normal.

Despite the monumental challenges this year presented, Payden & Rygel, the Payden Mutual Fund advisor, adapted to a new work environment and demonstrated its expertise in managing and safeguarding funds during volatile periods. The supportive, team-oriented culture and leadership at Payden & Rygel remain unchanged. Such attributes have proven to be crucial to the stability and protection of client investments.

Even with a precipitous decline in March, financial markets have performed well in 2020, due in part to the rapid response of global central banks and record fiscal stimulus. The prospect of divided U.S. government and additional stimulus plus continued low interest rates and positive developments on the vaccine front also propelled financial market recovery.

The Payden Mutual Fund complex also fared well continuing to offer a wide array of global strategies with an emphasis on fixed-income securities. Over the past five years, the complex has grown in assets by approximately 50%, to $10 billion. The range of strategies offered reflects the growth and composition of the global financial markets.

While the coming winter months are likely to be challenging, we remain positive for the year ahead. Even before the positive vaccine news, the global economy recovered much more rapidly than anyone anticipated. In the US, the labor market has already retraced more than half the jobs lost at the height of the shutdowns, and GDP sits just 3.5% below pre-Covid-19 levels. With health experts estimating that there will be enough doses of vaccine to disseminate widely by May, we expect a services-led economic recovery in 2021.

As always, and especially in these unprecedented times, I wish the very best for you and your family this holiday season and for health and prosperity in 2021.

Warm regards,

Joan A. Payden
President & CEO

Management Discussion & Analysis

For the fiscal year ended October 31, 2020, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned -0.42%, the Advisor Class (PKCBX) returned -0.61%, the Retirement Class (PKCRX) returned -0.93%, and the Institutional Class (PKCIX) returned -0.08%, while the Fund’s benchmark, the 30-year U.S. Treasury Bond Yield returned 2.43%. A positive tone for markets to start the fiscal year quickly changed in March as Covid-19 reared its ugly head and slowed economic activity. Global markets saw the highest level of volatility since the 2008 Global Financial Crisis. What began as a sell-off in lower quality credit turned into a liquidity crunch, with higher quality assets being sold at depressed levels in order to raise capital. This created a unique buying opportunity for the Fund to purchase higher quality, stable assets at very opportunistic levels. Almost as quickly as it started, market sentiment rebounded strongly in subsequent months driven by an unprecedented and coordinated monetary and fiscal response from central banks and governments globally. Nearly all core income sectors have recovered from the pandemic-related drawdown. The strategy prefers securitized assets relative to corporate credit, particularly given the resilience in US housing, a low interest rate backdrop, and diversification of collateral. Primary market issuance offered attractive concessions and global rates simultaneously dropped as central banks eased, leading to positive tactical credit and rates performance. The Fund generated modest positive performance from tail risk hedges. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors including corporate, mortgage-backed and asset-backed securities. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes which provided an additional 0.21% to the return.

1   Payden Mutual Funds

            Portfolio Highlights & Investments

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by primarily investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity and may also invest in equity securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Institutional, Adviser and Retirement Classes are expected to perform similarly to its SI Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments
Mortgage Backed	38%
Asset Backed	27%
Corporate Bond	22%
Foreign Government	6%
Bank Loans	4%
Other	3%

This information is not part of the audited financial statements

Schedule of Investments - October 31, 2020
Principal or Shares	Security Description	Value (000)
Asset Backed (28%)
399,000	Arbys Funding LLC 144A, 3.24%, 7/30/50 (a)	$410
400,000	Atlas Senior Loan Fund Ltd. 144A, (3 mo. LIBOR USD + 1.300%), 1.53%, 1/16/30 (a)(b)	398
370,000	Barings CLO Ltd. 2016-II 144A, (3 mo. LIBOR USD + 3.250%), 3.47%, 7/20/28 (a)(b)	358
600,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 2.90%, 2/16/37 (a)(b)	524
1,050,000	Blackrock European CLO III DAC 144A, (3 mo. EURIBOR + 0.850%), 0.85%, 4/15/30 EUR (a)(b)(c)	1,224
250,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 1.300%), 1.30%, 7/15/30 EUR (a)(b)(c)	284
350,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 2.650%), 2.65%, 7/15/30 EUR (a)(b)(c)	390
500,000	Blackrock European CLO V DAC, (3 mo. EURIBOR + 1.100%), 1.10%, 7/16/31 EUR (b)(c)(d)	575
500,000	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 2.750%), 2.97%, 7/18/27 (a)(b)	443
850,000	BlueMountain Fuji U.S. CLO I Ltd., (3 mo. LIBOR USD + 1.700%), 1.92%, 7/20/29 (b)(d)	842
850,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.45%, 9/15/35 (a)(b)	832
700,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 1.75%, 9/15/35 (a)(b)	670
550,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.100%), 2.25%, 9/15/35 (a)(b)	520
500,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 2.90%, 9/15/35 (a)(b)	465
865,220	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 0.730%), 0.73%, 9/21/29 EUR (a)(b)(c)	1,007

Principal or Shares	Security Description	Value (000)

500,000	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 2.700%), 2.70%, 9/21/29 EUR (a)(b)(c)	$567
800,000	CARS-DB4 LP 144A, 4.17%, 2/15/50 (a)	822
200,000	CARS-DB4 LP 144A, 4.52%, 2/15/50 (a)	207
300,000	CARS-DB4 LP 144A, 4.95%, 2/15/50 (a)	306
1,000,000	Cedar Funding VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 1.82%, 10/20/28 (a)(b)	988
300,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.11%, 4/24/31 (a)(b)	275
350,000	Columbia Cent CLO 27 Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 1.81%, 10/25/28 (a)(b)	346
619,701	CoreVest American Finance 2018-2 Trust 144A, 4.03%, 11/15/52 (a)	665
644,491	Countrywide Asset-Backed Certificates, 4.54%, 10/25/46 (e)	641
495,000	Domino’s Pizza Master Issuer LLC 144A, 3.67%, 10/25/49 (a)	524
884,250	Driven Brands Funding 2019-1A LLC 144A, 4.64%, 4/20/49 (a)	939
150,000	Driven Brands Funding 2020-2A LLC 144A, 3.24%, 1/20/51 (a)	150
1,100,000	Dryden 36 Senior Loan Fund 144A, (3 mo. LIBOR USD + 1.750%), 1.99%, 4/15/29 (a)(b)	1,100
1,300,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo. EURIBOR + 0.870%), 0.87%, 10/15/31 EUR (a)(b)(c)	1,510
93,763	GE-WMC Asset-Backed Pass-Through Certificates Series 2005-2, (1 mo. LIBOR USD + 0.500%), 0.65%, 12/25/35 (b)	94
400,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.44%, 2/22/36 (a)(b)	398

Annual Report   2

        Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 1.74%, 2/22/36 (a)(b)	$496
800,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 1.70%, 9/15/28 (a)(b)	768
350,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 9/15/28 (a)(b)	330
500,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 9/15/28 (a)(b)	493
600,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.400%), 2.55%, 9/15/37 (a)(b)	566
600,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 2.90%, 9/15/37 (a)(b)	522
1,500,000	Greywolf CLO IV Ltd. 144A, (3 mo. LIBOR USD + 1.950%), 2.17%, 4/17/30 (a)(b)	1,500
500,000	Halcyon Loan Advisors Funding 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 1.86%, 7/25/27 (a)(b)	498
750,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.350%), 2.50%, 8/15/28 (a)(b)	723
350,000	InSite Issuer 2020-1A LLC 144A, 2.49%, 9/15/50 (a)	353
185,953	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 1.17%, 4/21/25 (a)(b)	186
350,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 1.67%, 4/21/25 (a)(b)	347
400,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.350%), 1.50%, 6/15/36 (a)(b)	397
250,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 1.75%, 6/15/36 (a)(b)	246
250,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 2.000%), 2.15%, 6/15/36 (a)(b)	244
91,894	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (a)	91
1,000,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 1.26%, 10/20/27 (a)(b)	993
500,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 1.65%, 5/15/36 (a)(b)	491
250,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 3.07%, 4/19/30 (a)(b)	234
837,475	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.30%, 6/15/28 (a)(b)	831
250,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 1.70%, 6/15/28 (a)(b)	245
700,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 1.81%, 4/30/27 (a)(b)	692
950,000	Palmer Square CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 3.150%), 3.40%, 5/21/29 (a)(b)	882
272,938	Planet Fitness Master Issuer LLC 144A, 3.86%, 12/05/49 (a)	259

Principal or Shares	Security Description	Value (000)

323,400	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48 (a)	$325
1,250,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 1.060%), 1.29%, 12/20/28 (a)(b)	1,241
901,287	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.920%), 1.14%, 10/20/27 (a)(b)	893
500,000	Stack Infrastructure Issuer 2020-1A LLC 144A, 1.89%, 8/25/45 (a)	503
1,228,125	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (a)	1,254
200,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.300%), 2.45%, 11/15/37 (a)(b)	192
400,000	VB-S1 Issuer LLC 144A, 3.03%, 6/15/50 (a)	416
300,000	VB-S1 Issuer LLC 144A, 4.09%, 6/15/50 (a)	311
830,002	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 1.12%, 4/15/27 (a)(b)	822
800,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (a)	824
1,300,000	Westlake Automobile Receivables Trust 2019-3 144A, 2.72%, 11/15/24 (a)	1,333
1,150,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (a)	1,180
500,000	Westlake Automobile Receivables Trust 2020-3 144A, 1.65%, 2/17/26 (a)	501
229,341	Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 0.870%), 1.11%, 10/15/27 (a)(b)	227
550,000	Wingstop Funding 2020-1A LLC 144A, 2.84%, 12/05/50 (a)	558
Total Asset Backed (Cost - $41,858)		41,441
Bank Loans(f) (4%)
545,875	1011778 BC ULC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 3.65%, 11/19/26	525
594,797	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 3-Month + 1.750%), 1.97%, 6/01/24	579
523,880	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.50%, 3/01/24	513
1,264,250	Charter Communications Operating LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 2/01/27	1,234
250,000	Froneri Lux FinCo SARL Term Loan B 1L, (1 mo. EURIBOR + 2.625%), 2.63%, 1/31/27 EUR (c)	284
200,000	Froneri U.S. Inc. Term Loan 2L, (LIBOR USD 1-Month + 5.750%), 5.90%, 1/31/28	199
277,900	Grifols SA Term Loan B 1L, (1 mo. EURIBOR + 2.250%), 2.25%, 11/15/27 EUR (c)	320
671,334	HCA Inc. Term Loan B13 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 3/18/26	669
548,593	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 2/05/25	523

3   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

493,405	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.40%, 2/05/27	$480
85,000	T-Mobile USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.15%, 4/01/27	85
426,705	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%), 2.27%, 11/01/23	421
676,200	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.90%, 5/30/25	646
Total Bank Loans (Cost - $6,528)		6,478
Corporate Bond (23%)
450,000	AbbVie Inc. 144A, 2.60%, 11/21/24 (a)	479
750,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (a)	798
200,000	Aker BP ASA 144A, 2.88%, 1/15/26 (a)	198
250,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	246
575,000	Alcoa Nederland Holding BV 144A, 6.75%, 9/30/24 (a)	594
500,000	Ares Capital Corp., 3.50%, 2/10/23	515
350,000	AT&T Inc., 0.25%, 3/04/26 EUR (c)	409
300,000	AT&T Inc., 2.30%, 6/01/27	313
500,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (a)	508
400,000	Banco Bradesco SA 144A, 3.20%, 1/27/25 (a)	405
245,000	Banco de Credito del Peru 144A, 2.70%, 1/11/25 (a)	254
388,000	Banco Internacional del Peru SAA Interbank 144A, 3.25%, 10/04/26 (a)	410
300,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (b)	300
500,000	Becton Dickinson Euro Finance Sarl, 0.63%, 6/04/23 EUR (c)	591
500,000	CaixaBank SA, 1.75%, 10/24/23 EUR (c)(d)	606
350,000	CANPACK SA/Eastern PA Land Investment Holding LLC 144A, 3.13%, 11/01/25 (a)	355
305,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	338
250,000	Centene Corp., 3.38%, 2/15/30	260
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/01/24	554
115,000	CIT Group Inc., 4.75%, 2/16/24	124
200,000	CNX Midstream Partners LP/CNX Midstream Finance Corp. 144A, 6.50%, 3/15/26 (a)	204
250,000	El Corte Ingles SA 144A, 3.63%, 3/15/24 EUR (a)(c)	293
182,000	Encompass Health Corp., 5.75%, 11/01/24	182
500,000	Enel Finance International NV 144A, 4.63%, 9/14/25 (a)	577
465,000	EQM Midstream Partners LP, 4.75%, 7/15/23	463
150,000	Fiat Chrysler Automobiles NV, 3.38%, 7/07/23 EUR (c)(d)	183
450,000	Fidelity National Information Services Inc., 0.75%, 5/21/23 EUR (c)	536
350,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	348
200,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	198

Principal or Shares	Security Description	Value (000)

350,000	Ford Motor Credit Co. LLC, 3.35%, 11/01/22	$349
400,000	Ford Motor Credit Co. LLC, 3.37%, 11/17/23	397
600,000	FS KKR Capital Corp., 4.75%, 5/15/22	613
350,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (a)	331
200,000	General Motors Co., 5.40%, 10/02/23	221
400,000	General Motors Co., 6.13%, 10/01/25	469
500,000	General Motors Financial Co. Inc., 3.55%, 7/08/22	519
600,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	529
300,000	Grifols SA 144A, 1.63%, 2/15/25 EUR (a)(c)	344
300,000	Honeywell International Inc., 0.00%, 3/10/24 EUR (c)	351
500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	509
200,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	208
400,000	Indonesia Asahan Aluminium Persero PT 144A, 4.75%, 5/15/25 (a)	434
300,000	Indonesia Asahan Aluminium Persero PT 144A, 5.71%, 11/15/23 (a)	330
400,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (a)	404
500,000	Itau Unibanco Holding SA 144A, 3.25%, 1/24/25 (a)	507
300,000	Kraft Heinz Foods Co. 144A, 3.88%, 5/15/27 (a)	318
300,000	Life Storage LP, 2.20%, 10/15/30	300
450,000	Logicor Financing Sarl, 1.63%, 7/15/27 EUR (c)(d)	544
400,000	Medtronic Global Holdings SCA, 0.38%, 10/15/28 EUR (c)	472
200,000	Microchip Technology Inc. 144A, 2.67%, 9/01/23 (a)	208
350,000	Morgan Stanley, (3 mo. EURIBOR + 0.867%), 0.50%, 10/26/29 EUR (b)(c)	406
300,000	Morgan Stanley, (3 mo. EURIBOR + 0.753%), 0.64%, 7/26/24 EUR (b)(c)	355
200,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.990%), 2.19%, 4/28/26 (b)	210
310,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	314
115,000	National Fuel Gas Co., 4.90%, 12/01/21	119
640,000	National Fuel Gas Co., 5.50%, 1/15/26	701
300,000	Nissan Motor Co. Ltd. 144A, 3.04%, 9/15/23 (a)	305
300,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	298
700,000	Owl Rock Capital Corp., 4.00%, 3/30/25	702
400,000	Penske Automotive Group Inc., 3.50%, 9/01/25	401
300,000	Petrobras Global Finance BV, 5.60%, 1/03/31	324
300,000	Petrobras Global Finance BV, 8.38%, 5/23/21	311
200,000	Petroleos Mexicanos, 2.50%, 8/21/21 EUR (c)(d)	231
200,000	Petroleos Mexicanos, 3.75%, 2/21/24 EUR (c)(d)	224
150,000	Petroleos Mexicanos, 4.88%, 1/18/24 (g)	147
450,000	Petroleos Mexicanos, 5.13%, 3/15/23 EUR (c)(d)	528
550,000	Plains All American Pipeline LP/PAA Finance Corp., 3.60%, 11/01/24	566
430,000	Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 2/01/21	430
500,000	Prosus NV 144A, 1.54%, 8/03/28 EUR (a)(c)	590

Annual Report   4

        Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

450,000	Q-Park Holding I BV 144A, 2.00%, 3/01/27 EUR (a)(c)	$450
300,000	Royalty Pharma PLC 144A, 1.75%, 9/02/27 (a)	298
750,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	845
320,000	SBA Communications Corp., 4.00%, 10/01/22	323
900,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (a)	956
200,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (a)	202
300,000	Sprint Corp., 7.88%, 9/15/23	343
105,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (a)	106
350,000	Standard Industries Inc. 144A, 2.25%, 11/21/26 EUR (a)(c)	402
500,000	Suncor Energy Inc., 2.80%, 5/15/23	523
200,000	Terega SASU, 0.63%, 2/27/28 EUR (c)(d)	228
550,000	Teva Pharmaceutical Finance Netherlands II BV, 3.25%, 4/15/22 EUR (c)	643
920,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	907
100,000	VEREIT Operating Partnership LP, 3.40%, 1/15/28	105
300,000	Volkswagen Financial Services AG, 2.50%, 4/06/23 EUR (c)(d)	370
500,000	Worldline SA, 0.25%, 9/18/24 EUR (c)(d)	588
Total Corporate Bond (Cost - $33,311)		34,049
Foreign Government (7%)
400,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (a)	407
155,000	Dominican Republic International Bond 144A, 5.88%, 4/18/24 (a)	164
200,000	Dominican Republic International Bond, 6.60%, 1/28/24 (d)	219
416,667	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (a)	428
200,000	Egypt Government International Bond 144A, 5.75%, 5/29/24 (a)	205
457,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (d)	479
1,020,000	Georgia Government International Bond, 6.88%, 4/12/21 (d)	1,039
531,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (a)	563
300,000	Guatemala Government Bond, 5.75%, 6/06/22 (d)	318
450,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (a)	453
300,000	Indonesia Government International Bond, 0.90%, 2/14/27 EUR (c)	346
500,000	Kazakhstan Government International Bond 144A, 1.55%, 11/09/23 EUR (a)(c)	599
300,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	311
390,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	407
100,000	Morocco Government International Bond 144A, 1.38%, 3/30/26 EUR (a)(c)	116

Principal or Shares	Security Description	Value (000)

400,000	Morocco Government International Bond, 4.25%, 12/11/22 (d)	$420
500,000	Nigeria Government International Bond 144A, 6.38%, 7/12/23 (a)	522
600,000	Nigeria Government International Bond, 6.75%, 1/28/21 (d)	605
200,000	Panama Government International Bond, 3.75%, 3/16/25	219
250,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.40%, 3/29/22 (a)	259
450,000	Senegal Government International Bond 144A, 6.25%, 7/30/24 (a)	475
308,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	318
300,000	Serbia International Bond, 7.25%, 9/28/21 (d)	317
450,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (a)	470
300,000	Ukraine Government International Bond, 7.75%, 9/01/23 (d)	313
Total Foreign Government (Cost - $9,839)		9,972
Mortgage Backed (39%)
269,773	Alternative Loan Trust 2006-31CB, 6.00%, 11/25/36	224
140,754	Alternative Loan Trust 2006-31CB, 6.00%, 11/25/36	117
253,209	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	209
1,859,166	Alternative Loan Trust 2007-12T1, 6.00%, 6/25/37	1,363
869,603	Alternative Loan Trust 2007-5CB, 6.00%, 4/25/37	689
527,022	Alternative Loan Trust 2007-5CB, 6.00%, 4/25/37	417
176,156	Alternative Loan Trust 2007-5CB, 6.00%, 4/25/37	139
1,049,271	American Home Mortgage Assets Trust 2007-2, (1 mo. LIBOR USD + 0.125%), 0.27%, 3/25/47 (b)	992
199,681	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 11/14/35 (a)(b)	195
270,831	Banc of America Funding 2005-H Trust, 2.84%, 11/20/35 (e)	241
300,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 8/15/35 (a)(b)	298
379,719	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.800%), 1.95%, 10/15/36 (a)(b)	375
617,044	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.000%), 2.15%, 10/15/36 (a)(b)	606
759,438	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 2.45%, 10/15/36 (a)(b)	740
299,726	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 2.000%), 2.15%, 12/15/36 (a)(b)	291

5   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

400,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.100%), 2.25%, 10/15/37 (a)(b)	$401
400,000	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.750%), 2.90%, 10/15/37 (a)(b)	402
913,543	CGDBB Commercial Mortgage Trust 2017-BIOC 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 7/15/32 (a)(b)	906
420,319	Chase Mortgage Finance Trust Series 2007-S3, 6.00%, 5/25/37	296
406,689	Chase Mortgage Finance Trust Series 2007-S3, 6.00%, 5/25/37	286
547,637	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 2.50%, 6/15/34 (a)(b)	474
348,496	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.608%), 2.76%, 6/15/34 (a)(b)	280
88,326	CHL Mortgage Pass-Through Trust 2005-18, 5.50%, 10/25/35	71
577,842	CHL Mortgage Pass-Through Trust 2006-HYB1, 3.26%, 3/20/36 (e)	563
424,224	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.32%, 2/25/47 (e)	391
300,000	Citigroup Commercial Mortgage Trust 2019-SST2 144A, (1 mo. LIBOR USD + 1.300%), 1.45%, 12/15/36 (a)(b)	290
400,000	Citigroup Commercial Mortgage Trust 2019-SST2 144A, (1 mo. LIBOR USD + 1.600%), 1.75%, 12/15/36 (a)(b)	385
300,000	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 0.900%), 1.06%, 11/15/23 (a)(b)	299
400,000	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.100%), 2.14%, 11/15/23 (a)(b)	397
200,000	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.766%), 2.99%, 11/15/23 (a)(b)	198
600,000	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 3.492%), 3.49%, 11/15/23 (a)(b)	591
1,482,949	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 11/25/39 (a)(b)	1,340
187,645	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 2.60%, 7/25/31 (a)(b)	187
500,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 4.50%, 7/25/31 (a)(b)	479
1,000,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 4.30%, 8/25/31 (a)(b)	972
550,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 4.25%, 9/25/31 (a)(b)	534
1,210,041	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 2.25%, 9/25/39 (a)(b)	1,203

Principal or Shares	Security Description	Value (000)

300,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 3.400%), 3.55%, 10/25/39 (a)(b)	$263
200,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 2.15%, 1/25/40 (a)(b)	195
350,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.15%, 1/25/40 (a)(b)	273
950,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.150%), 2.30%, 5/15/36 (a)(b)	937
750,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 5/15/36 (a)(b)	736
750,000	CSMC Trust 2017-MOON 144A, 3.20%, 7/10/34 (a)(e)	717
695,074	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%), 4.40%, 1/25/29 (b)	721
384,580	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 2.77%, 9/25/36 (e)	350
567,381	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.00%, 9/25/49 (a)(b)	558
600,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 3.15%, 9/25/49 (a)(b)	551
250,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 7.500%), 7.65%, 9/25/49 (a)(b)	206
200,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.00%, 2/25/50 (a)(b)	197
400,000	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 2.89%, 10/25/50 (a)(b)	400
200,000	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.800%), 4.89%, 10/25/50 (a)(b)	201
450,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.05%, 1/25/50 (a)(b)	443
300,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 7.600%), 7.75%, 3/25/50 (a)(b)	197
800,000	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 1.550%), 1.70%, 7/25/50 (a)(b)	802
500,000	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 5.750%), 5.90%, 7/25/50 (a)(b)	517
400,000	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 1.300%), 1.45%, 9/25/50 (a)(b)	402
300,000	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 3.150%), 3.30%, 9/25/50 (a)(b)	303

Annual Report   6

        Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

900,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.45%, 10/25/48 (a)(b)	$879
532,016	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.80%, 1/25/49 (a)(b)	529
668,828	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%), 2.60%, 3/25/49 (a)(b)	661
260,254	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 7/25/49 (a)(b)	256
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 2.85%, 10/25/49 (a)(b)	184
200,000	Freddie Mac STACR Trust 2019-FTR3 144A, (1 mo. LIBOR USD + 4.800%), 4.95%, 9/25/47 (a)(b)	152
200,000	Freddie Mac STACR Trust 2019-FTR4 144A, (1 mo. LIBOR USD + 5.000%), 5.15%, 11/25/47 (a)(b)	152
361,960	Freddie Mac STACR Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 2.50%, 2/25/49 (a)(b)	357
685,582	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.20%, 4/25/49 (a)(b)	677
498,735	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.55%, 2/25/49 (a)(b)	481
675,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.250%), 2.40%, 2/25/49 (a)(b)	630
450,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.500%), 9.65%, 2/25/49 (a)(b)	354
826,258	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.800%), 1.95%, 7/25/30 (b)	810
793,397	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%), 2.45%, 9/25/30 (b)	780
307,128	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.14%, 8/25/48 (a)(e)	305
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 4.75%, 12/25/42 (b)	1,188
298,231	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 9.000%), 9.15%, 3/25/29 (b)	313
697,516	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%), 0.50%, 3/25/35 (a)(b)	633
216,767	HarborView Mortgage Loan Trust 2004-10, 3.29%, 1/19/35 (e)	225
45,545	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%), 1.01%, 8/25/29 (b)	44

Principal or Shares	Security Description	Value (000)

139,971	IndyMac INDX Mortgage Loan Trust 2005-AR13, 2.85%, 8/25/35 (e)	$132
450,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.100%), 3.25%, 1/15/33 (a)(b)	445
79,866	JP Morgan Mortgage Trust 2006-S2, 6.00%, 7/25/36	62
391,736	JP Morgan Mortgage Trust 2007-S2, 6.00%, 6/25/37	253
76,536	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (a)(e)	77
1,291,367	JP Morgan Mortgage Trust 2017-5 144A, 3.13%, 10/26/48 (a)(e)	1,319
300,000	MF1 2020-FL3 Ltd. 144A, (1 mo. LIBOR USD + 4.500%), 4.65%, 7/15/35 (a)(b)	306
3,951,445	Morgan Stanley Capital I Trust 2018-H3, 0.83%, 7/15/51 (e)	193
342,485	Morgan Stanley Mortgage Loan Trust 2004-11AR, 2.70%, 1/25/35 (e)	333
300,000	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 3.40%, 10/15/49 (a)(b)	278
900,000	Palisades Center Trust 2016-PLSD 144A, 3.36%, 4/13/33 (a)	428
450,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 1.57%, 4/14/36 (a)(b)	436
19,899	Prime Mortgage Trust 2005-4, 5.00%, 10/25/35	20
782,154	RALI Series 2005-QA7 Trust, 3.61%, 7/25/35 (e)	753
804,896	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	787
87,954	RALI Series 2006-QS4 Trust, 6.00%, 4/25/36	85
396,488	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	385
797,411	RALI Series 2007-QS2 Trust, 6.25%, 1/25/37	766
332,206	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	239
110,000	Sage AR Funding No 1 PLC 144A, (Sterling Overnight Index Average 3mo. + 3.000%), 0.00%, 11/17/30 GBP (a)(b)(c)	143
500,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 2.100%), 2.25%, 9/25/48 (a)(b)	490
1,284,823	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 1.80%, 4/25/43 (a)(b)	1,250
1,400,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 3.90%, 4/25/43 (a)(b)	1,328
973,875	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 11.90%, 4/25/43 (a)(b)	983
366,253	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.40%, 2/25/47 (a)(b)	361
1,900,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.55%, 2/25/47 (a)(b)	1,813
700,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.65%, 2/25/47 (a)(b)	699
173,586	Structured Adjustable Rate Mortgage Loan Trust, 3.43%, 12/25/35 (e)	113

7   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

511,926	Structured Asset Mortgage Investments II Trust 2003-AR4, (1 mo. LIBOR USD + 0.700%), 0.85%, 1/19/34 (b)	$500
663,716	Structured Asset Mortgage Investments II Trust 2005-AR4, (1 mo. LIBOR USD + 0.310%), 0.46%, 12/25/35 (b)	625
212,632	Structured Asset Mortgage Investments II Trust 2006-AR3, 2.93%, 5/25/36 (e)	82
2,155,703	Structured Asset Mortgage Investments II Trust 2006-AR7, (1 mo. LIBOR USD + 0.210%), 0.36%, 8/25/36 (b)	2,065
1,101	Structured Asset Mortgage Investments Trust 2003-CL1, 2.30%, 7/25/32 (e)	1
801,820	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, (1 mo. LIBOR USD + 0.320%), 0.47%, 8/25/45 (b)	827
698,622	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.04%, 9/25/36 (e)	666
203,182	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 Trust, 2.65%, 10/25/36 (e)	196
360,750	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 Trust, 3.02%, 10/25/36 (e)	352
349,220	WaMu Mortgage Pass-Through Certificates Series 2006-AR19 Trust, (Cost of Funds for the 11th District of San Francisco + 1.250%), 1.78%, 1/25/47 (b)	334
94,537	WaMu Mortgage Pass-Through Certificates Series 2006-AR4 Trust, (12 mo. Federal Reserve Cumulative Average USD + 0.940%), 1.96%, 5/25/46 (b)	92
1,248,499	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.49%, 2/25/37 (e)	1,215
302,307	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.65%, 2/25/37 (e)	278
303,789	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 Trust, 3.15%, 9/25/36 (e)	277
400,000	Wells Fargo Commercial Mortgage Trust 2017-SMP 144A, (1 mo. LIBOR USD + 1.650%), 1.80%, 12/15/34 (a)(b)	334
10,671,033	Wells Fargo Commercial Mortgage Trust 2018-C46, 0.94%, 8/15/51 (e)	534

Total Mortgage Backed (Cost - $61,367)		59,275

Principal or Shares	Security Description	Value (000)

U.S. Treasury (0%)
550,000	U.S. Treasury Bill, 0.09%, 2/11/21 (h) (Cost - $550)	$550
Stocks (2%)
Common Stock (2%)
2,900	Apple Inc.	316
500	BlackRock Inc.	300
5,600	DuPont de Nemours Inc.	318
1,200	Home Depot Inc.	320
3,200	Medtronic PLC	322
4,300	Merck & Co. Inc.	323
1,600	Microsoft Corp.	324
1,800	Union Pacific Corp.	319
1,700	Visa Inc., Class A	309
2,900	Waste Management Inc.	313
		3,164
Total Stocks (Cost - $3,134)		3,164

Investment Company (0%)
324,427	Payden Cash Reserves Money Market Fund * (Cost - $324)	324

Total Investments (Cost - $156,911) (103%)		155,253
Liabilities in excess of Other Assets (-3%)		(3,856)

Net Assets (100%)		$151,397

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020.
(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(g)

All or a portion of these securities are on loan. At October 31, 2020, the total market value of the Fund’s securities on loan is $147 and the total market value of the collateral held by the Fund is $153. Amounts in 000s.

(h)	Yield to maturity at time of purchase.

Annual Report   8

        Portfolio Highlights & Investments continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 15,818	EUR 13,285	Citibank, N.A.	03/22/2021	$293
USD 1,170	EUR 990	Citibank, N.A.	03/22/2021	13

				306

Liabilities:
USD 144	GBP 112	HSBC Bank USA, N.A.	03/22/2021	(1)

Net Unrealized Appreciation				$305

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
AUD 3-Year Bond Future	209	Dec-20	$17,255	$68	$68
U.S. Treasury 2-Year Note Future	16	Dec-20	3,534	(1)	(1)
U.S. Treasury 5-Year Note Future	90	Dec-20	11,304	(25)	(25)

					42

Short Contracts:
Euro-Bobl Future	40	Dec-20	(6,330)	(36)	(36)
Euro-Bund Future	4	Dec-20	(821)	(10)	(10)
U.S. 10-Year Ultra Future	11	Dec-20	(1,730)	25	25
U.S. Treasury 10-Year Note Future	10	Dec-20	(1,382)	11	11

					(10)

Total Futures					$32

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 0.598% Semi-Annually, Pay Variable 0.505% (CDOR03 Index) Semi-Annually	09/10/2023	CAD 2,170	$1	$—	$1
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 3,546	56	—	56
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 3,546	56	—	56
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 3,113	50	—	50
3-Year Interest Rate Swap, Receive Fixed 1.8905% Semi-Annually, Pay Variable 0.50625% (CDOR03 Index) Semi-Annually	12/02/2022	CAD 1,715	45	—	45

			$208	$—	$208

9   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 35 Index), Pay 5% Quarterly, Receive upon credit default	12/20/2025	2,100	$85	$82	$3

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$147
Non-cash Collateral[2]	(147)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   10

Statement of Assets & Liabilities

October 31, 2020
Numbers in 000s

ASSETS:
Investments, at value *	$154,929
Affiliated investments, at value **	324
Foreign cash ***	18
Cash pledged for financial futures contracts	264
Cash pledged for centrally cleared swaps	334
Receivable for:
Interest and dividends	640
Investments sold	2,929
Futures	10
Forward currency contracts	306
Other assets	11
Total Assets	159,765
LIABILITIES:
Payable for:
Bank overdraft	105
Forward currency contracts	1
Investments purchased	3,369
Fund shares redeemed	4,463
Futures	4
Variation margin on centrally cleared swaps	7
Liability for securities on loan (Note 2)	153
Accrued expenses:
Investment advisory fees (Note 3)	114
Administration fees (Note 3)	20
Distribution fees (Note 3)	40
Trustee fees and expenses	2
Other liabilities	90
Total Liabilities	8,368
NET ASSETS	$151,397
NET ASSETS:
Paid in capital	$157,988
Total distributable earnings	(6,591)
NET ASSETS	$151,397
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$530
Shares Outstanding	50
Net Asset Value Per Share	$10.51
SI Class
Net Assets	$98,931
Shares Outstanding	9,523
Net Asset Value Per Share	$10.39
Adviser Class
Net Assets	$15,534
Shares Outstanding	1,534
Net Asset Value Per Share	$10.13
Retirement Class
Net Assets	$36,402
Shares Outstanding	3,791
Net Asset Value Per Share	$9.60

* Investments, at cost	$156,587
** Affiliated investments, at cost	324
*** Foreign cash, at cost	18

See notes to financial statements.

11   Payden Mutual Funds

Statement of Operations

Period ended October 31, 2020
Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$7,009
Dividend income	60
Dividend income from affiliated investment (Note 2)	20
Income from securities lending	1
Investment Income	7,090
EXPENSES:
Investment advisory fees (Note 3)	1,886
Administration fees (Note 3)	257
Shareholder servicing fees	14
Distribution fees (Note 3)	230
Custodian fees	38
Transfer agent fees	47
Registration and filing fees	83
Trustee fees and expenses	24
Printing and mailing costs	20
Loan commitment fees	3
Legal fees	4
Publication expense	7
Pricing fees	63
Fund accounting fees	84
Insurance	19
Audit fees	45
Interest expense	1
Gross Expenses	2,825
Expense subsidy (Note 3)	(469)
Net Expenses	2,356
Net Investment Income	4,734
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(3,895)
Foreign currency transactions	(16)
Forward foreign exchange contracts	(803)
Futures contracts	941
Written option contracts	83
Swap contracts	(957)
Change in net unrealized appreciation (depreciation) from:
Investments	(3,762)
Translation of assets and liabilities in foreign currencies	(1)
Forward foreign exchange contracts	552
Futures contracts	111
Written option contracts	(52)
Swap contracts	327
Net Realized and Unrealized Losses	(7,472)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,738)

See notes to financial statements.

Annual Report   12

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$4,734	$5,732
Net realized gains on investments	(4,647)	2,372
Change in net unrealized appreciation (depreciation)	(2,825)	1,430
Change in Net Assets Resulting from Operations	(2,738)	9,534
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Institutional Class	(220)	(219)
SI Class	(4,067)	(3,904)
Adviser Class	(596)	(793)
Retirement Class	(1,248)	(1,260)
Change in Net Assets from Distributions to Shareholders	(6,131)	(6,176)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	263	263
SI Class	17,396	27,540
Adviser Class	2,365	6,104
Retirement Class	8,437	6,235
Reinvestment of distributions:
Institutional Class	220	220
SI Class	4,055	3,880
Adviser Class	596	789
Retirement Class	1,248	1,260
Cost of fund shares redeemed:
Institutional Class	(6,528)	(743)
SI Class	(46,202)	(26,631)
Adviser Class	(9,119)	(18,127)
Retirement Class	(7,598)	(11,636)
Change in Net Assets from Capital Transactions	(34,867)	(10,846)
Total Change in Net Assets	(43,736)	(7,488)
NET ASSETS:
Beginning of period	195,133	202,621
End of period	$151,397	$195,133
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	629	651
Shares sold	25	25
Shares issued in reinvestment of distributions	21	22
Shares redeemed	(625)	(69)
Change in shares outstanding	(579)	(22)
Outstanding shares at end of period	50	629
SI Class:
Outstanding shares at beginning of period	12,067	11,610
Shares sold	1,702	2,607
Shares issued in reinvestment of distributions	388	381
Shares redeemed	(4,634)	(2,531)
Change in shares outstanding	(2,544)	457
Outstanding shares at end of period	9,523	12,067
Adviser Class:
Outstanding shares at beginning of period	2,145	3,242
Shares sold	238	588
Shares issued in reinvestment of distributions	58	79
Shares redeemed	(907)	(1,764)
Change in shares outstanding	(611)	(1,097)
Outstanding shares at end of period	1,534	2,145
Retirement Class:
Outstanding shares at beginning of period	3,558	3,971
Shares sold	899	632
Shares issued in reinvestment of distributions	128	133
Shares redeemed	(794)	(1,178)
Change in shares outstanding	233	(413)
Outstanding shares at end of period	3,791	3,558
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$109,969	$116,784
Sale of investments (excluding government)	128,098	131,092
Purchase of government securities	8,229	40,781
Sale of government securities	13,464	34,893

See notes to financial statements.

13   Payden Mutual Funds

Notes to Financial Statements

October 31, 2020

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Annual Report   14

Notes to Financial Statements continued

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

15   Payden Mutual Funds

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Annual Report   16

Notes to Financial Statements continued

As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2020 (000s)

	Derivative	Derivative
Underlying Risk	Assets	Liabilities
Credit[1]	$3	—
Interest rate[1]	312	$(72)
Foreign currency[2,3]	306	(1)

Total	$621	$(73)

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Receivable for forward currency contracts.

3	Payable for forward currency contracts.

17   Payden Mutual Funds

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended October 31, 2020

Amount of Net Realized Gain (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	$—	$—	$—	$(997)	$(997)
Equity	—	—	61	—	61
Foreign exchange	—	(803)	—	—	(803)
Interest rate	941	—	—	40	981

Total	$941	$(803)	$61	$(957)	$(758)

1	Net realized gains (losses) from futures contracts.

2	Net realized gains (losses) from forward foreign exchange contracts.

3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.

4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended October 31, 2020

Change in Net Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Foreign Exchange Contracts[6]	Options[7]	Swaps[8]	Total
Credit	$—	$—	$—	$65	$65
Equity	—	—	15	—	15
Foreign exchange	—	552	—	—	552
Interest rate	111	—	6	262	379

Total	$111	$552	$21	$327	$1,011

5	Change in net unrealized appreciation (depreciation) from futures contracts.

6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.

7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options, which are included in change in unrealized appreciation (depreciation) on investments.

8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2020, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
11%	1%	7%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC

Annual Report   18

Notes to Financial Statements continued

derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in

19   Payden Mutual Funds

Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2020, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2020, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2019	Purchases	Sales	Dividends	Value October 31, 2020
$1,748,507	$100,771,284	$102,195,364	$20,391	$324,427

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to the Fund during the period ended October 31, 2020.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

The Fund adopted FASB Accounting Standards Update (“ASU”) 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities to amend the amortization period for certain callable debt securities purchased at a premium. Under the new standard, the Fund changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning after the fiscal year ended October 31, 2019. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (deficit) or the net asset value of the Fund.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Fund’s financial statements.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the

Annual Report   20

Notes to Financial Statements continued

Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through February 28, 2021 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $1,270,877 ($413,006 for 2018, $388,987 for 2019 and $468,884 for 2020) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional or SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Asset Backed	—	—	$41,441	—	—	—	$41,441
Bank Loans	—	—	6,478	—	—	—	6,478
Corporate Bond	—	—	34,049	—	—	—	34,049
Foreign Government	—	—	9,972	—	—	—	9,972
Mortgage Backed	—	—	59,275	—	—	—	59,275
U.S. Treasury	—	—	550	—	—	—	550
Common Stock	$3,164	—	—	—	—	—	3,164
Investment Company	324	—	—	—	—	—	324

21   Payden Mutual Funds

	Other Financial Instruments[1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	$306	$(1)	—	—	$305
Futures	$104	$(72)	—	—	—	—	32
Swaps	—	—	211	—	—	—	211

1

Other financial instruments are swaps, futures contracts and forward currency contracts. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. For the year ended October 31, 2020, there were no permanent differences.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2020, the fund did not utilize any capital loss carryforwards.

As of October 31, 2020, the Fund had available for Federal income tax purposes unused capital losses of $9,581.

The tax character of distributions paid during the year ended October 31, is as follows (000’s).

2020		2019
Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
$6,131	—	$6,176	—

At October 31, 2020, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Depreciation on Investments
$157,392	$2,602	$(4,192)	$(1,590)

At October 31, 2020, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings
$4,580	$—	$(9,581)	$—	$(1,590)	$(6,591)

6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report   22

Financial Highlights

For the share outstanding for each of the periods ended October 31st

	Institutional Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$10.87	$10.64	$10.69	$10.55	$10.33

Income (loss) from investment activities:
Net investment income	0.34 (1)	0.36 (1)	0.30 (1)	0.25	0.15
Net realized and unrealized gains (losses)	(0.35)	0.21	(0.08)	0.07	0.07

Total from investment activities	(0.01)	0.57	0.22	0.32	0.22

Distributions to shareholders:
From net investment income	(0.35)	(0.34)	(0.27)	(0.18)	—

Net asset value — end of period	$10.51	$10.87	$10.64	$10.69	$10.55

Total return	(0.08)%	5.53%	2.06%	3.09%	2.13	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$530	$6,833	$6,930	$17,780	$10,259
Ratio of gross expense to average net assets	1.52%	1.44%	1.42%	1.41%	1.43	%(3)
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(3)
Ratio of investment income less gross expenses to average net assets	2.69%	2.88%	2.37%	2.10%	2.90	%(3)
Ratio of net investment income to average net assets	3.25%	3.36%	2.84%	2.55%	3.38	%(3)
Portfolio turnover rate	71%	84%	130%	116%	55	%(2)

The Class commenced operations on June 1, 2016.

	SI Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$10.78	$10.58	$10.65	$10.54	$10.48

Income (loss) from investment activities:
Net investment income	0.30 (1)	0.32 (1)	0.27 (1)	0.23	0.25
Net realized and unrealized gains (losses)	(0.34)	0.21	(0.08)	0.06	0.01

Total from investment activities	(0.04)	0.53	0.19	0.29	0.26

Distributions to shareholders:
From net investment income	(0.35)	(0.33)	(0.26)	(0.18)	(0.20)

Net asset value — end of period	$10.39	$10.78	$10.58	$10.65	$10.54

Total return	(0.42)%	5.22%	1.82%	2.76%	2.58%

Ratios/supplemental data:
Net assets, end of period (000s)	$98,931	$130,036	$122,782	$122,500	$111,517
Ratio of gross expense to average net assets	1.51%	1.44%	1.42%	1.42%	1.43%
Ratio of net expense to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	2.63%	2.87%	2.41%	2.09%	2.23%
Ratio of net investment income to average net assets	2.90%	3.06%	2.58%	2.25%	2.42%
Portfolio turnover rate	71%	84%	130%	116%	55%

The Fund commenced operations on September 22, 2008.

(1)  Based on average shares outstanding.

(2)  Not annualized.

(3)  Annualized.

See notes to financial statements.

23   Payden Mutual Funds

	Adviser Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$10.53	$10.36	$10.46	$10.37	$10.34

Income (loss) from investment activities:
Net investment income	0.26 (1)	0.29 (1)	0.24 (1)	0.22	0.25
Net realized and unrealized gains (losses)	(0.32)	0.20	(0.08)	0.04	(0.02)

Total from investment activities	(0.06)	0.49	0.16	0.26	0.23

Distributions to shareholders:
From net investment income	(0.34)	(0.32)	(0.26)	(0.17)	(0.20)

Net asset value — end of period	$10.13	$10.53	$10.36	$10.46	$10.37

Total return	(0.61)%	4.94%	1.53%	2.56%	2.28%

Ratios/supplemental data:
Net assets, end of period (000s)	$15,534	$22,587	$33,571	$48,190	$53,687
Ratio of gross expense to average net assets	1.76%	1.69%	1.67%	1.67%	1.68%
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	2.37%	2.63%	2.13%	1.84%	1.98%
Ratio of net investment income to average net assets	2.64%	2.81%	2.30%	2.00%	2.17%
Portfolio turnover rate	71%	84%	130%	116%	55%

The Fund commenced operations on September 22, 2008.

	Retirement Class
	2020	2019	2018	2017	2016
Net asset value — beginning of period	$10.03	$9.91	$10.04	$9.98	$9.98

Income (loss) from investment activities:
Net investment income	0.22 (1)	0.25 (1)	0.21 (1)	0.18	0.20
Net realized and unrealized gains (losses)	(0.31)	0.20	(0.09)	0.05	—

Total from investment activities	(0.09)	0.45	0.12	0.23	0.20

Distributions to shareholders:
From net investment income	(0.34)	(0.33)	(0.25)	(0.17)	(0.20)

Net asset value — end of period	$9.60	$10.03	$9.91	$10.04	$9.98

Total return	(0.93)%	4.68%	1.24%	2.33%	2.03%

Ratios/supplemental data:
Net assets, end of period (000s)	$36,402	$35,677	$39,338	$39,083	$35,772
Ratio of gross expense to average net assets	2.02%	1.94%	1.92%	1.91%	1.93%
Ratio of net expense to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	2.07%	2.38%	1.91%	1.59%	1.74%
Ratio of net investment income to average net assets	2.34%	2.57%	2.08%	1.75%	1.92%
Portfolio turnover rate	71%	84%	130%	116%	55%

The Class commenced operations on April 6, 2009.

(1) Based on average shares outstanding.

See notes to financial statements.

Annual Report   24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Payden/Kravitz Cash Balance Plan Fund, one of the funds comprising the Payden & Rygel Investment Group (the “Fund”), including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
December 23, 2020

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

25   Payden Mutual Funds

Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended October 31, 2020. It uses the Fund’s actual return and expense ratio for the period (184/366 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (184/366 days) for the six-month period ended October 31, 2020 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2020	Value October 31, 2020	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$1,098.20	9.82%	0.95%	$5.01
Hypothetical	1,000.00	1,020.36	2.04%	0.95%	4.83
SI Class
Actual	$1,000.00	$1,096.00	9.60%	1.25%	$6.59
Hypothetical	1,000.00	1,018.85	1.88%	1.25%	6.35
Adviser Class
Actual	$1,000.00	$1,095.10	9.51%	1.50%	$7.90
Hypothetical	1,000.00	1,017.59	1.76%	1.50%	7.61
Retirement Class
Actual	$1,000.00	$1,093.40	9.34%	1.75%	$9.21
Hypothetical	1,000.00	1,016.34	1.63%	1.75%	8.87

Annual Report   26

Approval of Investment Advisory Agreement (Unaudited)

1. Background

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to initially approve and subsequently annually renew the investment management agreement (the “Agreement”) between Payden/Kravitz Investment Advisers LLC (“Adviser”) and the Trust with respect to the Payden/Kravitz Cash Balance Plan Fund (the ”Fund”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for the Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, “Independent Trustees”), annually renews that Agreement. Seven of the Trust’s nine Trustees are deemed to be Independent Trustees for this purpose.

On June 16, 2020, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to the Fund for an additional year through June 30, 2021. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Audit Committee”), which is composed of all of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) each Independent Trustee’s business judgment.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to the Fund, the Board followed its previously established process. As part of that process, the Board delegates the initial responsibility for this process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the type of information to be provided to the Audit Committee and the Board in connection with the proposed contract renewal, and (2) to evaluate the information provided in response to these guidelines and requests.

In advance of the Board meeting held on June 16, 2020, Paul Hastings requested on behalf of the Audit Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board in their consideration of whether to renew the Agreement for the Fund. This information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by the Adviser to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by the Adviser and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from their relationship with the Fund.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. In deciding whether to renew the Agreement for the Fund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for Fund. At its meeting on June 16, 2020, the Board voted unanimously to renew the Agreement for the Fund. Set forth below are the general factors the Board considered in making its decision.

27   Payden Mutual Funds

3. Nature, Extent and Quality of Services

The Board and Audit Committee considered a number of factors related to the services provided by the Adviser, including the quality of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by the Adviser or its affiliates to the Fund under the Agreement. Based on the foregoing, the Board and Audit Committee concluded that the investment advisory and related services to be provided by the Adviser and its affiliates have benefited and should continue to benefit the Fund and its prospective shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year and as a part of the annual review of the Agreement, the Board reviewed the investment results of the Fund compared to its benchmark index. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained the Fund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) the Fund’s benchmark index. The Board and Audit Committee concluded that the results for the Fund since its inception have been satisfactory overall, and that for the most recent calendar year, the Fund’s results continued on a satisfactory track. In sum, the Board and Audit Committee concluded that the Adviser’s continued management should benefit the Fund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for a peer group for the Fund. They observed that the advisory fees and expenses for the Fund continue to be very competitive with the advisory fees and expenses of this peer group. Overall, the Board and Audit Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Adviser by the Fund.

6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information regarding the Adviser’s cost of providing services to the Fund, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Fund. Based that review, the Board and Audit Committee concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Fund because the availability of the Fund enhanced the Adviser’s business reputation and name recognition.

7. Specific Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to the Fund. References below to quintiles are based on data provided to the Board in the report prepared by Broadridge. All time periods referenced below ended as of April 30, 2020.

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 1.10%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the fourth quintile.

Annual Report   28

Approval of Investment Advisory Agreement (Unaudited) continued

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed that, for so long as it is the investment adviser to the Fund, the total Annual Fund Operating Expenses will not exceed 1.25%.

• Performance: The Fund was in the fourth quintile for the one-year and ten-year periods, and in the third quintile for the three-year and five-year periods of the group of comparable funds.

29   Payden Mutual Funds

Trustees and Officers

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071

Trustees (1)
Stephanie Bell-Rose	63	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	74	Chairman,	1993	19	Trustee/Administrator,
		Independent Trustee			Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V.	76	Independent Trustee	1993	19	Vice Chair,
McKernan, Jr.					Automobile Club of Southern California; Director, Forest Lawn Memorial Parks
Rosemarie T. Nassif	79	Independent Trustee	2008	19	Executive Director,
					Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	71	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	78	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Stender E. Sweeney	81	Independent Trustee	1992	19	Private Investor
Jordan H. Lopez	39	Interested Trustee	2020	19	Director, Payden & Rygel
Michael E. Salvay	59	Interested Trustee	2009	19	Managing Principal, Payden & Rygel
Officers (2)
Joan A. Payden		President and CEO	1992		President, CEO and Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Principal, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)   Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report   30

PAYDEN/KRAVITZ

PAYDEN/KRAVITZ CASH BALANCE FUND

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKCIX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)
Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX)

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 15, 2020, the registrant’s Board of Trustees has determined that, for the fiscal year ended October 31, 2020, W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

[Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.]

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $686,400 for 2020 and $672,900 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $125,400 for 2020 and $122,900 for 2019. These fees related to the preparation and filing of Federal and state income tax returns and Federal excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $8,000 in 2019 related to a consent in connection with a filing with the SEC on October 18, 2019 for the Payden California Municipal Income Fund.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  NA

(c)   0%

(d)   0%

(f)    Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $125,400 for 2020 and $130,900 for 2019.

(h)

In the fiscal years ended October 31, 2020 and October 31, 2019 respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, respectively, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to either of the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	December 22, 2020

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date	December 22, 2020

* Print the name and title of each signing officer under his or her signature.